UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21673

THE AB POOLING PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2016

Date of reporting period: February 29, 2016

ITEM 1.    REPORTS TO STOCKHOLDERS.

FEB    02.29.16

SEMI-ANNUAL REPORT

AB POOLING PORTFOLIOS

+	AB U.S. VALUE
+	AB U.S. LARGE CAP GROWTH
+	AB INTERNATIONAL VALUE
+	AB INTERNATIONAL GROWTH
+	AB SHORT DURATION BOND
+	AB GLOBAL CORE BOND
+	AB BOND INFLATION PROTECTION
+	AB HIGH-YIELD
+	AB SMALL-MID CAP VALUE
+	AB SMALL-MID CAP GROWTH
+	AB MULTI-ASSET REAL RETURN
+	AB VOLATILITY MANAGEMENT

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

April 15, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for the AB Pooling Portfolios (collectively, the “Portfolios”; individually, the “Portfolio”) for the semi-annual reporting period ended February 29, 2016.

The tables on pages 20-22 show each Portfolio’s performance for the six- and 12-month periods ended February 29, 2016, compared to their respective benchmarks. Additional performance can be found on pages 23-26.

Market Review

Global equities charted a rocky path over the six-month period. Markets mainly rallied through the first half, recovering losses from August’s sharp sell-off. However, 2016 ushered in another dramatic pullback that punished stocks worldwide. The steep decline led to losses for the period, with international and emerging-market equities hit hardest. US dollar-based investors also saw a strong US dollar dampen their returns.

As 2015 drew to a close, markets fluctuated as concerns over uneven global growth gave way to hopes for central bank intervention. A US interest rate hike, the first in nine years, helped offset negative sentiment due to inaction from the European Central Bank and a further retrenchment in commodities and oil. However, uncertainty spilled over into the new year, which began on a sour note as concerns about China’s fiscal policy, slowing growth and oversupply in oil sparked a fresh bout of turmoil in financial markets worldwide. While

February offered a modest respite, investors remained cautious by the end of the reporting period.

Bond markets were volatile for the six-month period, as growth trends and monetary policies in the world’s biggest economies headed in different directions. Inflation continued to fall throughout the developed world, driven primarily by decreasing commodity prices. Oil prices reached their lowest level since 2003, causing volatility within government bond yields. Adding to the volatility was the rate hike by the US Federal Reserve. Fixed-income returns diverged between regions and sectors: credit securities generally underperformed developed-market Treasuries; developed-market Treasuries generally outperformed emerging-market local currency Treasuries; and investment-grade securities generally outperformed high-yield, which posted some of the worst returns across the fixed-income markets, specifically within the energy and commodities sectors.

U.S. Value Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of US companies emphasizing investments in companies that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Portfolio uses the fundamental value approach of the Adviser. This fundamental value approach seeks to identify investments that are considered to be undervalued because they are attractively priced relative to future earnings power and dividend-paying capability. The

AB POOLING PORTFOLIOS •	1

Adviser relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff in making investment decisions for the Portfolio. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of US companies.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended February 29, 2016.

For the six-month period, security selection was the main source of underperformance, particularly within the consumer cyclicals, financials and industrial resources sectors, relative to the benchmark. Sector selection was positive, due to an underweight in energy and utilities. For the 12-month period, security selection drove the underperformance, with weakness in the consumer cyclicals, consumer growth and financials sectors. Sector allocation also detracted, due to an overweight in consumer cyclicals and an underweight in consumer staples. In contrast, security selection in airlines and energy, and an underweight in energy were beneficial to returns.

The Portfolio did not utilize derivatives during the six- or 12-month periods.

U.S. Large Cap Growth Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high quality US companies. The Portfolio invests primarily in the domestic equity securities of companies selected by the Adviser for their growth potential within various market sectors. The Portfolio emphasizes investments in large, seasoned companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large-capitalization US companies. For these purposes, “large-capitalization companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of

2	• AB POOLING PORTFOLIOS

companies appearing in the Russell 1000 Growth Index. The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in securities issued by US companies, although it may invest in foreign securities.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio declined in absolute terms but outperformed its benchmark, the Russell 1000 Growth Index, for the six- and 12-month periods ended February 29, 2016.

During the six-month period, security selection was the main source of outperformance, as stock selection in the health care and consumer discretionary sectors contributed to returns, relative to the benchmark. Stock selection in the consumer staples and technology sectors had a negative impact on performance. Sector selection was negative, due to an overweight in health care and an underweight in telecommunications. For the 12-month period, security selection was positive, as stocks within the consumer discretionary, industrials, health care and technology sectors contributed to performance. Security selection in the consumer staples and financials sectors had a negative impact on returns. Sector selection was positive, due to an underweight in energy and materials.

The Portfolio did not utilize derivatives during the six- or 12-month periods.

International Value Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. Under normal market conditions, the Portfolio invests significantly (at least 40%, unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Portfolio invests, under normal market conditions, in companies in at least three countries other than the United States.

AB POOLING PORTFOLIOS •	3

The Portfolio invests in companies that the Adviser determines are undervalued, using a fundamental value approach. In selecting securities for the Portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency positions unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multi-national companies and “semi-governmental securities”, and enter into forward commitments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio declined in absolute terms but outperformed its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) ex-US, for the six- and 12-month periods ended February 29, 2016.

For the six-month period, security selection was the main source of outperformance, relative to the benchmark, particularly within the finance, telecommunications and health care sectors. Security selection in utilities detracted. Sector selection did not have a meaningful impact on performance. A positive overweight in transport was offset by a negative underweight in consumer staples. Country allocation contributed, driven by an overweight to Argentina; an

4	• AB POOLING PORTFOLIOS

overweight position to Japan detracted. For the 12-month period, security selection in the financials, capital equipment and industrial commodities sectors drove the outperformance. Sector selection was negative, due to underweights in consumer staples and health care, and an overweight in capital equipment. Country allocation contributed, particularly an overweight to Korea. In contrast, an underweight to Switzerland detracted.

The Portfolio utilized derivatives including futures for investment purposes and currency forwards for hedging and investment purposes, which detracted from returns during the six-month period and added during the 12-month period, in absolute terms.

International Growth Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of companies selected by the Adviser whose growth potential appears likely to outpace market expectations. The Adviser’s growth analysts use proprietary research to seek to identify companies that grow while creating a significant amount of “economic value”. These companies typically exhibit solid, durable growth; strong, sustainable competitive advantages; high return on invested capital and robust free cash flow.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging-market countries. Geographic distribution of the Portfolio’s investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Portfolio may also invest in synthetic foreign equity securities, which are types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in larger capitalization companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing

AB POOLING PORTFOLIOS •	5

of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio declined in absolute terms but outperformed its benchmark, the MSCI ACWI ex-US, for the six- and 12-month periods ended February 29, 2016.

For the six-month period, security selection was the main source of outperformance, with strength in the health care, technology and financials sectors. An overweight in technology also helped relative performance. An underweight to the consumer staples sector and selections in the consumer staples, utilities and consumer discretionary sectors detracted. Country allocation contributed to returns, due to an underweight to Japan; an overweight position to India detracted. For the 12-month period, security selection drove the outperformance, with strength in the health care, technology and financials sectors. Sector selection also added value, due to positive underweights in energy and materials. Security selection in utilities and consumer staples detracted. Country allocation helped returns, due to an overweight to the UK; while an overweight position to India detracted.

The Portfolio utilized derivatives in the form of currency forwards for hedging purposes, which added to returns during both periods, in absolute terms.

Short Duration Bond Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is to provide a moderate rate of income that is subject to taxes. The Portfolio may invest in many types of fixed-income securities, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, and inflation-indexed securities, as well as other securities of US and non-US issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the US dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures contracts, options, currencies and securities.

The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions.

6	• AB POOLING PORTFOLIOS

The Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen the average duration when it anticipates that rates will fall.

The Portfolio may invest in investment-grade quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody’s Investors Service, Inc. (“Moody’s”), or A or BBB (including BBB+ and BBB-) by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”). The Portfolio may invest in variable, floating, and inverse floating-rate investments. The Portfolio may also invest in zero-coupon and interest-only or principal-only securities. The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps.

Investment Results

The Portfolio underperformed its benchmark, the Bank of America Merrill Lynch (“BofA ML”) 1-3 Year US Treasury Index, for the six-month period, yet outperformed for the 12-month period ended February 29, 2016.

Exposure to asset-backed securities and commercial mortgage-backed securities (“CMBS”) contributed to returns for both periods, relative to the benchmark. For both periods, exposure to inflation-linked securities detracted modestly, while yield-curve positioning detracted from performance, mainly from a slight underweight to the two-year part of the yield curve.

During both periods, the Portfolio utilized derivatives including Treasury futures and interest rate swaps to manage duration and yield-curve positioning. Currency forwards were also utilized during both periods to establish currency positioning. Cross currency swaps for hedging purposes had an immaterial impact during both periods, in absolute terms.

Global Core Bond Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is to provide a moderate to high rate of income that is subject to taxes. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Fixed-income securities include, among other things, bonds. Under normal market conditions, the Portfolio invests at least 40% of its assets in fixed-income securities of non-US issuers. In addition, the Portfolio invests, under normal circumstances, in the fixed-income securities of issuers located in at least three countries.

The Portfolio may invest in medium-quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody’s, or A or BBB (including BBB+ and BBB-) by S&P or Fitch. The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. To reduce volatility, the Adviser may hedge a significant portion of the currency exposure resulting from securities

AB POOLING PORTFOLIOS •	7

positions when it finds the currency exposure unattractive. To hedge its currency exposure, the Portfolio intends to use currency-related derivatives, including forward currency exchange contracts and futures contracts. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Portfolio may also invest in other derivatives, including, without limitation, credit default swaps and interest rate swaps. The Portfolio may, among other things, enter into transactions such as reverse repurchase agreements and dollar rolls.

Investment Results

The Portfolio underperformed its benchmark, the Barclays Global Aggregate Bond Index (US dollar hedged), for the six- and 12-month periods ended February 29, 2016.

Currency positioning contributed for both periods, relative to the benchmark. For the six-month period, a long position in the US dollar and Japanese yen as well as short positions in the euro and British pound contributed. For the 12-month period, a long US dollar position as well as short positions in the euro, Australian dollar and South Korean won contributed. Sector positioning detracted for both periods, mainly from an overweight to investment-grade corporates and mortgage pass-throughs. Country positioning detracted for both periods, specifically an underweight to Japan, and an overweight to the United States. Security selection within the energy and basic materials sectors detracted for both periods. Yield-curve positioning detracted for the 12-month period, mainly from an underweight to the long end of the US curve. For the six-month period, yield-curve positioning contributed modestly due to positioning on the long end of the euro and Japan curves.

During both periods, the Portfolio utilized derivatives including Treasury futures to manage duration and yield-curve positioning; currency forwards and purchased and written options for hedging and investment purposes had an immaterial impact on performance, in absolute terms.

Bond Inflation Protection Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is to maximize real return without assuming what the Adviser considers to be undue risk. Real return equals total return less the estimated effect of inflation. The Portfolio pursues its objective by investing principally in Treasury inflation-protected securities (“TIPS”) directly or by gaining indirect exposure to TIPS through derivatives transactions such as Consumer Price Index (“CPI”) swaps and total return swaps linked to TIPS. In deciding whether to take direct or indirect exposure, the Adviser will consider the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Portfolio may invest in other fixed-income investments such as US and non-US government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities. Under normal circumstances, the

8	• AB POOLING PORTFOLIOS

Portfolio invests at least 80% of its net assets in fixed-income securities. While the Portfolio expects to invest principally in investment-grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national ratings agency (or deemed by the Adviser to be of comparable credit quality), which are not investment-grade (“junk bonds”).

The Portfolio may also invest in other inflation-indexed securities, issued by both US and non-US issuers, and in derivative instruments linked to these securities. As noted above, the Portfolio may invest in derivatives, such as options, futures contracts, forwards or swap agreements. The Portfolio intends to use leverage for investment purposes. The Portfolio may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating-rate instruments, and preferred stock, and may use other investment techniques. The Portfolio may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment-grade, the Portfolio will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

Investment Results

The Portfolio underperformed its benchmark, the Barclays 1-10 Year TIPS Index, for the six- and 12-month periods ended February 29, 2016, and declined in absolute terms for the 12-month period.

During the six-month period TIPS returns were positive as US Treasury yields fell, and for the 12-month period returns were flat as rates ended the period close to where they started coupled with low levels of inflation. During both periods, the continued downward pressure on oil prices as well as other commodity prices caused TIPS to underperform relative to US Treasuries. For both periods, sector allocation detracted from returns while currency allocation contributed to returns, relative to the benchmark. Sector allocation to corporates detracted for both periods. Within currency allocation, the Portfolio’s short positions in the euro and Singapore dollar contributed to returns for the six-month period; a long US dollar position against its short euro, Australian dollar, Canadian dollar and British pound positions contributed to returns for the 12-month period.

The Portfolio utilized derivatives including interest rate swaps and Treasury futures during both periods to manage duration and yield-curve positioning. Overall duration and yield-curve positioning had a modest contribution to returns for the six- and 12-month periods in absolute terms. Credit default swaps, inflation swaps and written options were utilized for hedging and investment purposes, which had an immaterial impact during both periods. Currency forwards were utilized to establish currency positioning.

High-Yield Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is to achieve high total return by maximizing

AB POOLING PORTFOLIOS •	9

current income and, to the extent consistent with that objective, capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets in high-yield debt securities. The Portfolio invests in a diversified mix of high-yield, below investment-grade debt securities, known as “junk bonds.” These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Portfolio is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Portfolio uses various strategies in attempting to achieve its objective. The Portfolio may invest in debt securities with a range of maturities from short- to long-term. The Portfolio may invest in US dollar-denominated and non-US dollar-denominated foreign fixed-income securities. The Portfolio also may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities and preferred stocks. The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls.

The Portfolio may invest in variable, floating and inverse floating-rate investments. The Portfolio may also invest in zero-coupon and interest-only or principal-only securities. The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps.

Investment Results

The Portfolio declined in absolute terms and underperformed its benchmark, the Barclays US High Yield 2% Issuer Capped Index, for the six- and 12-month periods ended February 29, 2016.

For both periods, an underweight to the energy and basic materials sectors as well as an overweight to the banking sector contributed to performance, relative to the benchmark. An allocation to collateralized mortgage obligations and CMBS also contributed to returns for both periods. Security selection within the energy, technology and industrials sectors was the main detractor from performance for both periods. Underweights to the telecommunications sector as well as an underweight to a number of consumer cyclical stocks also detracted for both periods.

During both periods, the Portfolio utilized derivatives including credit default swaps for hedging and investment purposes, and purchased options and interest rate swaps for hedging purposes, which detracted from performance in absolute terms; futures for hedging purposes added. Currency forwards for hedging and investment purposes and written options for hedging purposes had an immaterial impact during the six-month period and added during the 12-month period. During both periods, written swaptions for hedging purposes had an immaterial impact and total return swaps for investment purposes detracted.

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Small-Mid Cap Value Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company appearing in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. The Portfolio may invest in securities issued by non-US companies and enter into forward commitments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio declined in absolute terms and underperformed its benchmark, the Russell 2500 Value Index, for the six-month period, but outperformed its benchmark for the 12-month period ended February 29, 2016.

During the six-month period, security selection in the financials sector and an underweight in the utilities sector were the primary causes of the underperformance, relative to the benchmark. Stock selection in the consumer staples and energy sectors, as well as an overweight position in technology mitigated some of the losses. For the 12-month period, security selection drove the outperformance, strongest in the financials sector. Stock selection in the consumer staples, energy and health care sectors, as well as an underweight position in the energy sector, also significantly contributed to relative performance. The leading detractors from performance for the period were stock selection in the consumer discretionary and technology sectors and underweight positions in utilities and financials.

The Portfolio did not utilize derivatives during the six- or 12-month periods.

AB POOLING PORTFOLIOS •	11

Small-Mid Cap Growth Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of small- and mid-capitalization US companies. For these purposes, “small- and mid-capitalization companies” are generally those companies that, at the time of investment, fall within the lowest 25% of the total US equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). In the future, the Portfolio may define small- and mid-capitalization companies using a different classification system.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities. The Portfolio invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio may also invest up to 20% of its total assets in rights and warrants.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio declined in absolute terms and underperformed its benchmark, the Russell 2500 Growth Index, for the six- and 12-month periods ended February 29, 2016.

Stock selection in the industrials and financial sectors detracted most from returns for both periods. Selection in the health care sector, particularly an underweight to biopharmaceuticals, contributed for both periods. Consistent with the Senior Investment Management Team’s (the “Team’s”) investment discipline, the Portfolio’s holdings—regardless of their absolute level of growth or degree of economic sensitivity—are, in the Team’s opinion,

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well positioned as many of their purchases have unique secular growth drivers or company-specific initiatives that should help drive earnings.

The Portfolio did not utilize derivatives during the six- or 12-month periods.

Multi-Asset Real Return Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is to maximize real return over inflation. Real return is the rate of total return (including income and capital appreciation) after adjusting for inflation. The Portfolio pursues an aggressive investment strategy involving a variety of asset classes. The Portfolio invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Portfolio expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-indexed fixed-income securities, such as TIPS and similar bonds issued by governments outside of the United States, commodities, equity securities, such as commodity-related stocks, real estate securities, utility securities, infrastructure-related securities, securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate) and currencies. The Portfolio expects its investments in fixed-income securities to have a broad range of any maturity and quality level.

The Portfolio may invest in derivatives, such as options, futures contracts, forwards, swap agreements or structured notes. The Portfolio intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies.

The Portfolio may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Portfolio will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Portfolio. The Subsidiary, unlike the Portfolio, may invest, without limitation, in commodities and commodities-related instruments. The Portfolio will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Portfolio limits its investment in the Subsidiary to no more than 25% of its net assets.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

AB POOLING PORTFOLIOS •	13

Investment Results

The Portfolio declined and underperformed its primary benchmark, the MSCI AC World Commodity Producers Index, for the six-month period ended February 29, 2016, but outperformed for the 12-month period. The Portfolio underperformed its secondary benchmark, the All Market Real Return Portfolio Benchmark, for both periods.

Over the six-month period, strategic exposure to commodity futures detracted while strategic exposure to global real estate was positive, albeit to a smaller degree. The outperformance during the 12-month period versus the primary benchmark was driven by a strategic exposure to global real estate, which strongly outperformed the primary benchmark (which has no real estate exposure or commodity futures exposure and has only commodity equity exposure). The strategic allocation to commodity futures also boosted performance for both periods, although to a smaller degree for the 12-month period. Further, overlay positions such as an overweight to the US dollar, CPI swaps, and security selection outperformed relative to the primary benchmark, which helped returns; long-dated oil futures detracted for both periods.

The underperformance versus the secondary benchmark during both periods was driven by an overweight to energy stocks, energy futures and CPI swaps. An underweight to mining equities, as well as security selection and the foreign exchange market, contributed to performance.

The Portfolio utilized derivatives for hedging and investment purposes in the form of currency forwards, futures, total return swaps, interest rate swaps and written options, which detracted from returns during both periods in absolute terms; inflation swaps were utilized, which detracted during the six-month period and added during the 12-month period, and purchased options had an immaterial impact during the six-month period and added during the 12-month period.

Volatility Management Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital and income. The Portfolio is designed to reduce the overall portfolio volatility and the effects of adverse equity market conditions for a blended-style investor (an “investing Fund”). The Portfolio will not pursue its investment objective of long-term growth of capital and income in isolation, but always with the goal of reducing an investing Fund’s overall equity exposure when appropriate to mitigate equity risk. In other words, in making investment decisions for the Portfolio, the Adviser will consider the blended investing style of the investing Fund and not necessarily the goal of achieving the Portfolio’s investment objective.

The Portfolio will invest directly in equity securities, but it will also be able to invest without limit in derivative instruments, including futures contracts, forwards, options, swaps and other financially linked investments. The Portfolio will also have the ability to invest in a wide array of asset classes, including US,

14	• AB POOLING PORTFOLIOS

non-US and emerging-market equity and fixed-income securities, commodities, real estate investment trusts (“REITs”) and other real estate-related securities, currencies and inflation-indexed securities.

To effectuate the Portfolio’s dynamic, opportunistic asset allocation approach, the Adviser may invest in derivatives or ETFs rather than investing directly in equity securities. The Portfolio may use index futures or ETFs, for example, to gain broad exposure to a particular segment of the market, while buying representative equity securities to achieve exposure to another. The Adviser will choose investments, in each case, based on concerns of cost and efficiency of access. The Portfolio’s holdings may be frequently adjusted to reflect the Adviser’s assessment of changing risks. The Adviser believes that these adjustments can also frequently be made efficiently and economically through the use of derivatives strategies and/or ETFs. Similarly, when the Adviser decides to reduce (or eliminate) the Portfolio’s exposure to the equity markets, the Adviser may choose to gain this alternative exposure directly through securities purchases or indirectly through derivatives transactions and/or ETFs. The asset classes selected may or may not be represented by the holdings of other of the Pooling Portfolios, because investment decisions for the Portfolio will be driven by risk mitigation concerns that may be best facilitated through exposure to asset classes not represented elsewhere in the investing Fund’s overall exposure.

The Portfolio has the risk that it may not accomplish its purpose if the Adviser does not correctly assess the risk in equity markets and, consequently, its performance could be affected adversely.

Investment Results

The Portfolio declined and underperformed its benchmark, the MSCI ACWI, for the six- and 12-month periods ended February 29, 2016.

Throughout the first half of the 12-month period, the Portfolio was fully allocated to growth-sensitive assets until late August, when the Portfolio moved to underweight equity and added to cash in response to rising volatility caused by Chinese currency devaluation and emerging-market growth concerns. Throughout both periods, the Portfolio was more diversified than the benchmark through holdings of global REITs and made modest tilts across equity regions.

Regional shifts in equities (an overweight to Japan) detracted from performance for both periods. Strategic allocations to underweight international developed- and emerging-market equities contributed to performance in the six-month period. Decisions to underweight REITs detracted from performance in the six-month period and contributed to performance in the 12-month period.

The Portfolio utilized derivatives for hedging and investment purposes including currency forwards, which added to returns during both periods, in absolute terms; futures, total return swaps and purchased and written options detracted during both periods.

AB POOLING PORTFOLIOS •	15

DISCLOSURES AND RISKS

Benchmark Disclosures

None of the indices listed below reflect fees and expenses associated with the active management of a mutual fund portfolio; all indices are unmanaged. The Russell 1000® Value Index represents the performance of 1,000 large-cap value companies within the US. The Russell 1000® Growth Index represents the performance of 1,000 large-cap growth companies within the US. The MSCI ACWI ex-US (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. The BofA ML® 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. The Barclays Global Aggregate Bond Index (US dollar hedged) represents the performance of the global investment-grade developed fixed-income markets. The Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. The Barclays US High Yield 2% Issuer Capped Index is the 2% issuer capped component of the US Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. The Russell 2500™ Value Index represents the performance of 2,500 small- to mid-cap value companies within the US. The Russell 2500™ Growth Index represents the performance of 2,500 small- to mid-cap growth companies within the US. The All Market Real Return Portfolio Benchmark is an equally-weighted blend of the MSCI AC World Commodity Producers Index, the FTSE EPRA/NAREIT Global Index and the Dow Jones-UBS Commodity Index. The MSCI AC World Commodity Producers Index is a free float-adjusted, market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. The FTSE EPRA/NAREIT Global Index (market-value-weighted index based upon the last closing price of the month) represents the performance of tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The Dow Jones-UBS Commodity Index measures price movements of the commodities included in the appropriate sub index. It does not account for effects of rolling futures contracts or costs associated with holding the physical commodity. Commodities sectors include: energy, grains, industrial metals, petroleum, precious metals and softs. The MSCI ACWI (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios

While the equity Portfolios invest principally in common stocks and other equity securities and the fixed-income Portfolios invest principally in bonds and fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

(Disclosures, Risks and Note about Historical Performance continued on next page)

16	• AB POOLING PORTFOLIOS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Market Risk: The value of the Portfolios’ assets will fluctuate as the stock or bond market fluctuates. The value of their investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolios’ value approach, may be underperforming the market generally.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended results.

U.S. Large Cap Growth Portfolio

Focused Portfolio Risk: This is the risk that investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

International Value Portfolio, International Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

International Value Portfolio, International Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Small-Mid Cap Value Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce their returns.

International Value Portfolio, International Growth Portfolio, Global Core Bond Portfolio, Volatility Management Portfolio

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	17

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Volatility Management Portfolio

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio’s assets can decline as can the value of each Portfolio’s distributions.

Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Multi-Asset Real Return Portfolio

Leverage Risk: To the extent the Portfolios use leveraging techniques, their NAVs may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolios’ investments.

Bond Inflation Protection Portfolio, Multi-Asset Real Return Portfolio

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolios. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

High-Yield Portfolio

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

(Disclosures, Risks and Note about Historical Performance continued on next page)

18	• AB POOLING PORTFOLIOS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Commodity Risk: Investments in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Portfolios to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Multi-Asset Real Return Portfolio

Subsidiary Risk: By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments, including its investments in commodities. There is no guarantee that the investment objective of the Subsidiary will be achieved.

Real Estate Risk: The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Diversification Risk: The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s NAV.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

Please note: Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AB that seek a blend of asset classes for investment. These share classes are not currently offered for direct investment from the general public. The Pooling Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AB share classes invested in these Portfolios. For additional information regarding other retail share classes and their sales charges and fees, please visit www.abglobal.com. All fees and expenses related to the operation of the Portfolios have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

AB POOLING PORTFOLIOS •	19

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIOS VS. THEIR BENCHMARKS PERIODS ENDED FEBRUARY 29, 2016 (unaudited)

	Returns
U.S. VALUE PORTFOLIO	6 Months	12 Months
AB U.S. Value Portfolio*	-4.72%	-10.67%

Russell 1000 Value Index	-2.87%	-9.41%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended February 29, 2016, by 0.03% and 0.32%, respectively.

	Returns
U.S. LARGE CAP GROWTH PORTFOLIO	6 Months	12 Months
AB U.S. Large Cap Growth Portfolio*	-0.68%	-1.70%

Russell 1000 Growth Index	-1.22%	-5.05%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended February 29, 2016, by 0.17% and 0.17%, respectively.

	Returns
INTERNATIONAL VALUE PORTFOLIO	6 Months	12 Months
AB International Value Portfolio	-7.36%	-14.73%

MSCI ACWI ex-US	-9.29%	-17.37%

	Returns
INTERNATIONAL GROWTH PORTFOLIO	6 Months	12 Months
AB International Growth Portfolio	-7.34%	-14.24%

MSCI ACWI ex-US	-9.29%	-17.37%

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

20	• AB POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIOS VS. THEIR BENCHMARKS PERIODS ENDED FEBRUARY 29, 2016 (unaudited)

	Returns
SHORT DURATION BOND PORTFOLIO	6 Months	12 Months
AB Short Duration Bond Portfolio*	0.51%	0.99%

BofA ML 1-3 Year US Treasury Index	0.59%	0.98%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended February 29, 2016, by 0.01% and 0.01%, respectively.

	Returns
GLOBAL CORE BOND PORTFOLIO	6 Months	12 Months
AB Global Core Bond Portfolio	3.13%	2.07%

Barclays Global Aggregate Bond Index (US dollar hedged)	3.15%	2.19%

	Returns
BOND INFLATION PROTECTION PORTFOLIO	6 Months	12 Months
AB Bond Inflation Protection Portfolio	0.85%	-0.80%

Barclays 1-10 Year TIPS Index	1.16%	0.00%

	Returns
HIGH-YIELD PORTFOLIO	6 Months	12 Months
AB High-Yield Portfolio*	-6.61%	-8.69%

Barclays US High Yield 2% Issuer Capped Index	-5.57%	-8.26%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended February 29, 2016, by 0.00% and 0.05%, respectively.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	21

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIOS VS. THEIR BENCHMARKS

PERIODS ENDED FEBRUARY 29, 2016 (unaudited)

	Returns
SMALL-MID CAP VALUE PORTFOLIO	6 Months	12 Months
AB Small-Mid Cap Value Portfolio*	-6.73%	-10.86%

Russell 2500 Value Index	-5.93%	-12.06%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended February 29, 2016, by 0.01% and 0.01%, respectively.

	Returns
SMALL-MID CAP GROWTH PORTFOLIO	6 Months	12 Months
AB Small-Mid Cap Growth Portfolio*	-13.20%	-15.45%

Russell 2500 Growth Index	-11.30%	-14.65%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended February 29, 2016, by 0.02% and 0.02%, respectively.

	Returns
MULTI-ASSET REAL RETURN PORTFOLIO	6 Months	12 Months
AB Multi-Asset Real Return Portfolio	-11.47%	-24.07%

Primary benchmark: MSCI AC World Commodity Producers Index	-10.18%	-28.15%

Secondary Benchmark: All Market Real Return Portfolio Benchmark	-8.59%	-21.27%

	Returns
VOLATILITY MANAGEMENT PORTFOLIO	6 Months	12 Months
AB Volatility Management Portfolio	-6.22%	-12.54%

MSCI ACWI	-5.54%	-12.32%

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

22	• AB POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2016 (unaudited)
NAV/SEC Returns*
AB U.S. Value Portfolio
1 Year	-10.67%
5 Years	8.08%
10 Years	4.01%

AB U.S. Large Cap Growth Portfolio
1 Year	-1.70%
5 Years	12.19%
10 Years	6.88%

AB International Value Portfolio
1 Year	-14.73%
5 Years	-1.62%
10 Years	-0.81%

AB International Growth Portfolio
1 Year	-14.24%
5 Years	-1.80%
10 Years	-1.33%

AB Short Duration Bond Portfolio
1 Year	0.99%
5 Years	1.08%
10 Years	2.24%

AB Global Core Bond Portfolio
1 Year	2.07%
5 Years	4.64%
10 Years	5.57%

AB Bond Inflation Protection Portfolio
1 Year	-0.80%
5 Years	2.41%
10 Years	4.33%

AB High-Yield Portfolio
1 Year	-8.69%
5 Years	4.58%
10 Years	7.11%

*	These Portfolios are offered at NAV, and their SEC returns are the same as their NAV returns.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	23

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2016 (unaudited)
NAV/SEC Returns*
AB Small-Mid Cap Value Portfolio
1 Year	-10.86%
5 Years	7.84%
10 Years	7.57%

AB Small-Mid Cap Growth Portfolio
1 Year	-15.45%
5 Years	7.53%
10 Years	8.53%

AB Multi-Asset Real Return Portfolio
1 Year	-24.07%
5 Years	-7.94%
10 Years	-2.28%

AB Volatility Management Portfolio
1 Year	-12.54%
5 Years	3.49%
Since Inception†	5.58%

*	These Portfolios are offered at NAV, and their SEC returns are the same as their NAV returns.

†	Inception date: 4/16/2010.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

24	• AB POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
SEC Returns*

AB U.S. Value Portfolio
1 Year	-3.34%
5 Years	9.51%
10 Years	4.60%

AB U.S. Large Cap Growth Portfolio
1 Year	4.12%
5 Years	13.52%
10 Years	7.51%

AB International Value Portfolio
1 Year	-5.97%
5 Years	0.91%
10 Years	-0.45%

AB International Growth Portfolio
1 Year	-6.64%
5 Years	-0.40%
10 Years	-0.99%

AB Short Duration Bond Portfolio
1 Year	1.03%
5 Years	1.13%
10 Years	2.26%

AB Global Core Bond Portfolio
1 Year	2.62%
5 Years	4.85%
10 Years	5.78%

AB Bond Inflation Protection Portfolio
1 Year	1.92%
5 Years	2.71%
10 Years	4.67%

AB High-Yield Portfolio
1 Year	-4.50%
5 Years	5.38%
10 Years	7.55%

*	These Portfolios are offered at NAV, and their SEC returns are the same as their NAV returns.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	25

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
SEC Returns*

AB Small-Mid Cap Value Portfolio
1 Year	-3.78%
5 Years	9.45%
10 Years	8.26%

AB Small-Mid Cap Growth Portfolio
1 Year	-9.91%
5 Years	8.04%
10 Years	8.79%

AB Multi-Asset Real Return Portfolio
1 Year	-14.16%
5 Years	-6.69%
10 Years	-1.94%

AB Volatility Management Portfolio
1 Year	-6.83%
5 Years	4.95%
Since Inception†	6.63%

*	These Portfolios are offered at NAV, and their SEC returns are the same as their NAV returns.

†	Inception date: 4/16/2010.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

26	• AB POOLING PORTFOLIOS

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
AB U.S. Value
Actual	$1,000	$952.80	$0.34	0.07%
Hypothetical**	$1,000	$1,024.52	$0.35	0.07%
AB U.S. Large Cap Growth
Actual	$1,000	$993.20	$0.35	0.07%
Hypothetical**	$1,000	$1,024.52	$0.35	0.07%
AB International Value
Actual	$1,000	$926.40	$0.62	0.13%
Hypothetical**	$1,000	$1,024.22	$0.65	0.13%
AB International Growth
Actual	$1,000	$926.60	$0.53	0.11%
Hypothetical**	$1,000	$1,024.32	$0.55	0.11%
AB Short Duration Bond
Actual	$1,000	$1,005.10	$0.20	0.04%
Hypothetical**	$1,000	$1,024.66	$0.20	0.04%

AB POOLING PORTFOLIOS •	27

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
AB Global Core Bond
Actual	$1,000	$1,031.30	$0.25	0.05%
Hypothetical**	$1,000	$1,024.61	$0.25	0.05%
AB Bond Inflation Protection
Actual	$1,000	$1,008.50	$1.15	0.23%
Hypothetical**	$1,000	$1,023.72	$1.16	0.23%
AB High-Yield
Actual	$1,000	$933.90	$0.82	0.17%
Hypothetical**	$1,000	$1,024.02	$0.86	0.17%
AB Small-Mid Cap Value
Actual	$1,000	$932.70	$0.48	0.10%
Hypothetical**	$1,000	$1,024.37	$0.50	0.10%
AB Small-Mid Cap Growth
Actual	$1,000	$868.00	$0.51	0.11%
Hypothetical**	$1,000	$1,024.32	$0.55	0.11%
AB Multi-Asset Real Return***
Actual	$1,000	$885.30	$0.42	0.09%
Hypothetical**	$1,000	$1,024.42	$0.45	0.09%
AB Volatility Management
Actual	$1,000	$937.80	$0.29	0.06%
Hypothetical**	$1,000	$1,024.57	$0.30	0.06%
*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

***	Consolidated (see Note A).

28	• AB POOLING PORTFOLIOS

Expense Example

AB U.S. VALUE PORTFOLIO

PORTFOLIO SUMMARY

February 29, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $307.3

*	All data are as of February 29, 2016. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by MSCI and S&P. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

AB POOLING PORTFOLIOS •	29

Portfolio Summary

AB U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

February 29, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $306.7

*	All data are as of February 29, 2016. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the GICS which was developed by MSCI and S&P. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

30	• AB POOLING PORTFOLIOS

Portfolio Summary

AB INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO SUMMARY

February 29, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $253.0

*	All data are as of February 29, 2016. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.4% or less in the following countries: Argentina, Belgium, Hong Kong, Hungary, India, Israel, Norway, Portugal, Russia, South Africa, Taiwan and Turkey.

Please note: The industry classifications presented herein are based on the GICS which was developed by MSCI and S&P. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

AB POOLING PORTFOLIOS •	31

Portfolio Summary

AB INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO SUMMARY

February 29, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $253.4

*	All data are as of February 29, 2016. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.6% or less in the following countries: Australia, Indonesia, Netherlands, Philippines, Russia, South Korea, Taiwan and Thailand.

Please note: The industry classifications presented herein are based on the GICS which was developed by MSCI and S&P. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

32	• AB POOLING PORTFOLIOS

Portfolio Summary

AB SHORT DURATION BOND PORTFOLIO

PORTFOLIO SUMMARY

February 29, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $838.0

*	All data are as of February 29, 2016. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

AB POOLING PORTFOLIOS •	33

Portfolio Summary

AB GLOBAL CORE BOND PORTFOLIO

PORTFOLIO SUMMARY

February 29, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $792.6

*	All data are as of February 29, 2016. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.4% or less in the following types: Asset-Backed Securities, Emerging Markets – Corporate Bonds and Local Governments – Municipal Bonds.

34	• AB POOLING PORTFOLIOS

Portfolio Summary

AB GLOBAL CORE BOND PORTFOLIO

PORTFOLIO SUMMARY

February 29, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $792.6

*	All data are as of February 29, 2016. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.2% or less in the following countries or regions: Belgium, Brazil, Chile, China, Colombia, Denmark, India, Indonesia, Morocco, Norway, Peru, Poland, Portugal, Singapore, South Africa, Supranational, Switzerland and United Arab Emirates.

AB POOLING PORTFOLIOS •	35

Portfolio Summary

AB BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO SUMMARY

February 29, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $635.9

Total Investments ($mil): $906.2

INFLATION PROTECTION BREAKDOWN*

U.S. Inflation-Protected Exposure	101.3%
Non-U.S.	—
Non-Inflation Exposure	(1.3)%

100%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS*

Corporates – Investment Grade	16.1%
Commercial Mortgage-Backed Securities	10.4%
Asset-Backed Securities	9.7%
Collateralized Mortgage Obligations	3.4%
Governments – Sovereign Agencies	0.6%
Quasi-Sovereigns	0.4%
Common Stocks	0.2%
Emerging Markets – Corporate Bonds	0.1%
Preferred Stocks	0.1%
Governments – Sovereign Bonds	0.1%
Corporates – Non-Investment Grade	(0.9)%

*	All data are as of February 29, 2016. The Portfolio’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Portfolio’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

36	• AB POOLING PORTFOLIOS

Portfolio Summary

AB BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO SUMMARY

February 29, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $635.9

Total Investments ($mil): $906.2

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES*

Inflation-Linked Securities	62.7%
Corporates – Investment Grade	13.5%
Commercial Mortgage-Backed Securities	7.3%
Asset-Backed Securities	6.8%
Collateralized Mortgage Obligations	2.4%
Corporates – Non-Investment Grade	2.0%
Governments – Sovereign Agencies	0.4%
Quasi-Sovereigns	0.3%
Emerging Markets – Treasuries	0.3%
Common Stocks	0.1%
Emerging Markets – Corporate Bonds	0.1%
Preferred Stocks	0.1%
Short-Term	4.0%

*	The Portfolio’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Portfolio (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Portfolio. The Portfolio uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Portfolio’s total investments will generally exceed its net assets.

AB POOLING PORTFOLIOS •	37

Portfolio Summary

AB HIGH-YIELD PORTFOLIO

PORTFOLIO SUMMARY

February 29, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $252.2

*	All data are as of February 29, 2016. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represent 0.1% or less in the following security types: Agencies, Emerging Markets – Sovereigns, Options Purchased – Calls, Options Purchased – Puts and Warrants.

38	• AB POOLING PORTFOLIOS

Portfolio Summary

AB SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO SUMMARY

February 29, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $226.3

*	All data are as of February 29, 2016. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the GICS which was developed by MSCI and S&P. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

AB POOLING PORTFOLIOS •	39

Portfolio Summary

AB SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

February 29, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $212.2

*	All data are as of February 29, 2016. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the GICS which was developed by MSCI and S&P. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

40	• AB POOLING PORTFOLIOS

Portfolio Summary

AB MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO SUMMARY

February 29, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $443.3

PORTFOLIO BREAKDOWN*

Commodity Related Stocks	40.1%
Commodity Related Derivatives	37.2
Real Estate Stocks	27.6
Other	(4.9)

SECURITY TYPE BREAKDOWN†

Common Stocks	61.6%
Investment Companies	5.2
Inflation-Linked Securities	1.4
Short-Term	31.8

*	All data are as of February 29, 2016. The Portfolio’s portfolio type breakdown is expressed as an approximate percentage of the Portfolio’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

†	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

AB POOLING PORTFOLIOS •	41

Portfolio Summary

AB MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO SUMMARY

February 29, 2016 (unaudited)

*	All data are as of February 29, 2016. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.4% or less in the following countries: Austria, Belgium, Brazil, Chile, Finland, India, Indonesia, Ireland, Israel, Italy, Jersey (Channel Islands), Malaysia, Mexico, New Zealand, Norway, Philippines, Poland, Portugal, South Africa, South Korea, Spain, Switzerland, Taiwan, Thailand, Turkey and United Arab Emirates.

42	• AB POOLING PORTFOLIOS

Portfolio Summary

AB VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO SUMMARY

February 29, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,059.3

TEN LARGEST HOLDINGS†

February 29, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Apple, Inc.	$12,262,903	1.1%
Alphabet, Inc. — Class A & Class C	9,367,637	0.9
Microsoft Corp.	9,141,610	0.9
Exxon Mobil Corp.	7,510,295	0.7
Johnson & Johnson	6,544,062	0.6
General Electric Co.	6,185,810	0.6
Nestle SA (REG)	5,918,606	0.6
Berkshire Hathaway, Inc. — Class B	5,653,253	0.5
Facebook, Inc. — Class A	5,428,542	0.5
AT&T, Inc.	5,106,194	0.5
	$73,118,912	6.9%

*	All data are as of February 29, 2016. The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

†	Long-term investments.

AB POOLING PORTFOLIOS •	43

Portfolio Summary and Ten Largest Holdings

AB U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2016 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.3%
Financials – 26.7%
Banks – 11.3%
Bank of America Corp.	730,070	$9,140,476
Citizens Financial Group, Inc.	113,764	2,187,682
Fifth Third Bancorp	26,911	410,662
JPMorgan Chase & Co.	124,209	6,992,967
PNC Financial Services Group, Inc. (The)	35,306	2,870,731
SunTrust Banks, Inc.	17,152	569,103
US Bancorp	55,940	2,154,809
Wells Fargo & Co.	223,725	10,497,177

		34,823,607

Capital Markets – 1.6%
Bank of New York Mellon Corp. (The)	43,900	1,553,621
Goldman Sachs Group, Inc. (The)	14,508	2,169,381
Morgan Stanley	45,873	1,133,063

		4,856,065

Consumer Finance – 5.0%
Capital One Financial Corp.	89,901	5,909,193
Discover Financial Services	65,261	3,029,416
OneMain Holdings, Inc.(a)	107,304	2,421,851
Synchrony Financial(a)	148,802	4,010,214

		15,370,674

Diversified Financial Services – 0.9%
Berkshire Hathaway, Inc. – Class B(a)	21,137	2,835,951

Insurance – 7.4%
Aflac, Inc.	14,417	858,100
Allstate Corp. (The)	83,635	5,307,477
American Financial Group, Inc./OH	26,608	1,784,865
American International Group, Inc.	68,845	3,456,019
First American Financial Corp.	45,616	1,689,160
FNF Group	85,175	2,809,071
Hartford Financial Services Group, Inc. (The)	15,614	657,662
Progressive Corp. (The)	19,603	625,728
Reinsurance Group of America, Inc. – Class A	21,393	1,927,509
Travelers Cos., Inc. (The)	32,461	3,490,207

		22,605,798

Real Estate Investment Trusts (REITs) – 0.5%
RLJ Lodging Trust	78,364	1,643,293

		82,135,388

Information Technology – 13.4%
Communications Equipment – 1.6%
Cisco Systems, Inc.	185,322	4,851,730

44	• AB POOLING PORTFOLIOS

AB U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 1.1%
Keysight Technologies, Inc.(a)	126,193	$3,292,375

Internet Software & Services – 0.3%
Alphabet, Inc. – Class C(a)	1,320	921,057

IT Services – 1.0%
Xerox Corp.	308,753	2,967,116

Semiconductors & Semiconductor Equipment – 3.2%
Applied Materials, Inc.	261,866	4,941,411
Intel Corp.	153,580	4,544,432
Xilinx, Inc.	6,643	313,683

		9,799,526

Software – 4.2%
Microsoft Corp.	159,893	8,135,356
Oracle Corp.	132,652	4,878,941

		13,014,297

Technology Hardware, Storage & Peripherals – 2.0%
Hewlett Packard Enterprise Co.	245,865	3,262,628
HP, Inc.	277,159	2,962,830

		6,225,458

		41,071,559

Health Care – 11.4%
Biotechnology – 0.7%
Gilead Sciences, Inc.	26,463	2,308,897

Health Care Providers & Services – 3.6%
Aetna, Inc.	53,087	5,766,841
Quest Diagnostics, Inc.	31,468	2,093,566
UnitedHealth Group, Inc.	27,177	3,236,780

		11,097,187

Pharmaceuticals – 7.1%
Johnson & Johnson	90,848	9,558,118
Merck & Co., Inc.	73,832	3,707,105
Pfizer, Inc.	286,506	8,500,633

		21,765,856

		35,171,940

Energy – 10.2%
Energy Equipment & Services – 1.7%
Schlumberger Ltd.	72,414	5,193,532

AB POOLING PORTFOLIOS •	45

AB U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 8.5%
California Resources Corp.	1,249	$702
Chevron Corp.	11,455	955,805
EOG Resources, Inc.	61,419	3,976,266
Exxon Mobil Corp.	142,927	11,455,599
HollyFrontier Corp.	79,036	2,672,998
Occidental Petroleum Corp.	13,337	917,852
Phillips 66	18,294	1,452,361
QEP Resources, Inc.	164,003	1,600,669
Valero Energy Corp.	53,151	3,193,312

		26,225,564

		31,419,096

Consumer Discretionary – 9.9%
Auto Components – 2.9%
Goodyear Tire & Rubber Co. (The)	85,982	2,589,778
Lear Corp.	29,952	3,035,635
Magna International, Inc. (New York) – Class A	87,258	3,389,973

		9,015,386

Automobiles – 0.6%
General Motors Co.	59,274	1,745,027

Leisure Products – 0.1%
Mattel, Inc.	11,324	368,256

Media – 2.3%
Comcast Corp. – Class A	64,980	3,751,295
Interpublic Group of Cos., Inc. (The)	26,798	573,209
Thomson Reuters Corp.	17,294	632,960
Time Warner Cable, Inc. – Class A	8,925	1,703,426
Twenty-First Century Fox, Inc. – Class A	12,772	345,100

		7,005,990

Multiline Retail – 1.0%
Dollar General Corp.	41,731	3,098,527

Specialty Retail – 2.5%
Foot Locker, Inc.	39,269	2,454,312
GameStop Corp. – Class A(b)	79,560	2,452,039
Ross Stores, Inc.	25,063	1,377,964
TJX Cos., Inc. (The)	18,399	1,363,366

		7,647,681

Textiles, Apparel & Luxury Goods – 0.5%
NIKE, Inc. – Class B	23,511	1,448,043

		30,328,910

46	• AB POOLING PORTFOLIOS

AB U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 8.9%
Aerospace & Defense – 2.2%
L-3 Communications Holdings, Inc.	31,964	$3,749,697
Northrop Grumman Corp.	6,215	1,194,647
United Technologies Corp.	18,390	1,776,842

		6,721,186

Airlines – 2.2%
Delta Air Lines, Inc.	70,095	3,381,383
JetBlue Airways Corp.(a)	150,350	3,307,700

		6,689,083

Construction & Engineering – 0.4%
Quanta Services, Inc.(a)	53,627	1,088,092

Electrical Equipment – 1.5%
Eaton Corp. PLC	81,165	4,602,867

Industrial Conglomerates – 1.4%
General Electric Co.	153,240	4,465,414

Machinery – 0.8%
ITT Corp.	70,027	2,469,152

Trading Companies & Distributors – 0.4%
WESCO International, Inc.(a)(b)	30,070	1,324,583

		27,360,377

Utilities – 7.8%
Electric Utilities – 5.4%
American Electric Power Co., Inc.	54,285	3,352,099
Edison International	47,525	3,239,304
Exelon Corp.	86,218	2,715,005
FirstEnergy Corp.	20,437	684,026
PPL Corp.	123,973	4,337,815
Westar Energy, Inc.	56,200	2,442,452

		16,770,701

Multi-Utilities – 2.4%
NiSource, Inc.	143,787	3,088,545
PG&E Corp.	53,815	3,052,925
Public Service Enterprise Group, Inc.	26,100	1,113,426

		7,254,896

		24,025,597

Consumer Staples – 5.5%
Food Products – 2.6%
Archer-Daniels-Midland Co.	20,764	725,909
Bunge Ltd.	7,309	363,404
ConAgra Foods, Inc.	17,001	715,062

AB POOLING PORTFOLIOS •	47

AB U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Ingredion, Inc.	14,532	$1,470,929
Mondelez International, Inc. – Class A	55,649	2,255,454
Tyson Foods, Inc. – Class A	38,772	2,510,487

		8,041,245

Household Products – 1.1%
Kimberly-Clark Corp.	2,507	326,662
Procter & Gamble Co. (The)	37,394	3,002,364

		3,329,026

Tobacco – 1.8%
Altria Group, Inc.	67,241	4,140,028
Philip Morris International, Inc.	14,120	1,285,344

		5,425,372

		16,795,643

Materials – 4.0%
Chemicals – 4.0%
CF Industries Holdings, Inc.	139,754	5,095,431
Dow Chemical Co. (The)	49,246	2,393,848
LyondellBasell Industries NV – Class A	58,571	4,697,980

		12,187,259

Telecommunication Services – 1.5%
Diversified Telecommunication Services – 1.5%
AT&T, Inc.	21,457	792,836
Verizon Communications, Inc.	75,675	3,838,993

		4,631,829

Total Common Stocks (cost $277,721,104)		305,127,598

SHORT-TERM INVESTMENTS – 1.9%
Investment Companies – 1.9%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.40%(c)(d) (cost $5,675,116)	5,675,116	5,675,116

Total Investments Before Security Lending Collateral for Securities Loaned – 101.2% (cost $283,396,220)		310,802,714

48	• AB POOLING PORTFOLIOS

AB U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.2%
Investment Companies – 1.2%
AB Exchange Reserves – Class I, 0.41%(c)(d) (cost $3,846,918)	3,846,918	$3,846,918

Total Investments – 102.4% (cost $287,243,138)		314,649,632
Other assets less liabilities – (2.4)%		(7,397,760)

Net Assets – 100.0%		$307,251,872

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

AB POOLING PORTFOLIOS •	49

AB U.S. Value Portfolio—Portfolio of Investments

AB U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2016 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.6%
Information Technology – 35.6%
Communications Equipment – 2.1%
Arista Networks, Inc.(a)(b)	49,852	$3,416,856
Palo Alto Networks, Inc.(a)	20,780	3,008,736

		6,425,592

Electronic Equipment, Instruments & Components – 1.6%
Amphenol Corp. – Class A	93,681	4,971,651

Internet Software & Services – 13.3%
Alphabet, Inc. – Class A(a)	5,645	4,048,707
Alphabet, Inc. – Class C(a)	24,478	17,080,014
Facebook, Inc. – Class A(a)	168,310	17,995,705
Twitter, Inc.(a)	94,720	1,716,327

		40,840,753

IT Services – 6.1%
Cognizant Technology Solutions Corp. – Class A(a)	77,440	4,412,531
Vantiv, Inc. – Class A(a)	52,000	2,706,080
Visa, Inc. – Class A	159,668	11,558,367

		18,676,978

Semiconductors & Semiconductor Equipment – 3.3%
NVIDIA Corp.	197,452	6,192,095
Xilinx, Inc.	83,719	3,953,211

		10,145,306

Software – 4.7%
Adobe Systems, Inc.(a)	30,960	2,636,244
ANSYS, Inc.(a)	32,470	2,695,659
Aspen Technology, Inc.(a)	83,274	2,745,544
Mobileye NV(a)(b)	72,113	2,340,788
ServiceNow, Inc.(a)	49,458	2,719,695
Tableau Software, Inc. – Class A(a)	27,190	1,241,224

		14,379,154

Technology Hardware, Storage & Peripherals – 4.5%
Apple, Inc.	143,121	13,838,369

		109,277,803

Consumer Discretionary – 23.7%
Hotels, Restaurants & Leisure – 2.0%
Starbucks Corp.	107,840	6,277,366

Internet & Catalog Retail – 2.8%
Priceline Group, Inc. (The)(a)	6,780	8,578,124

50	• AB POOLING PORTFOLIOS

AB U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 6.6%
AMC Networks, Inc. – Class A(a)	63,894	$4,187,613
Comcast Corp. – Class A	151,150	8,725,889
Walt Disney Co. (The)	75,936	7,253,407

		20,166,909

Multiline Retail – 2.4%
Dollar Tree, Inc.(a)	91,180	7,317,195

Specialty Retail – 7.6%
Home Depot, Inc. (The)	100,601	12,486,596
L Brands, Inc.	34,540	2,928,647
O’Reilly Automotive, Inc.(a)	10,630	2,767,202
Ulta Salon Cosmetics & Fragrance, Inc.(a)	30,770	5,082,896

		23,265,341

Textiles, Apparel & Luxury Goods – 2.3%
NIKE, Inc. – Class B	117,422	7,232,021

		72,836,956

Health Care – 21.6%
Biotechnology – 8.0%
Alexion Pharmaceuticals, Inc.(a)	39,067	5,500,633
Biogen, Inc.(a)	51,514	13,363,762
Gilead Sciences, Inc.	64,880	5,660,780

		24,525,175

Health Care Equipment & Supplies – 6.9%
Align Technology, Inc.(a)	70,996	4,687,866
Edwards Lifesciences Corp.(a)	26,950	2,344,650
Intuitive Surgical, Inc.(a)	25,321	14,257,242

		21,289,758

Health Care Providers & Services – 4.8%
Premier, Inc. – Class A(a)	79,864	2,597,177
UnitedHealth Group, Inc.	100,865	12,013,022

		14,610,199

Life Sciences Tools & Services – 1.9%
Illumina, Inc.(a)	18,827	2,828,569
Mettler-Toledo International, Inc.(a)	9,163	2,885,520

		5,714,089

		66,139,221

Consumer Staples – 8.7%
Beverages – 1.8%
Monster Beverage Corp.(a)	43,678	5,481,589

Food & Staples Retailing – 4.7%
Costco Wholesale Corp.	27,580	4,137,828
CVS Health Corp.	106,661	10,364,249

		14,502,077

AB POOLING PORTFOLIOS •	51

AB U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Food Products – 0.3%
WhiteWave Foods Co. (The)(a)	25,034	$969,317

Personal Products – 1.9%
Estee Lauder Cos., Inc. (The) – Class A	62,880	5,742,830

		26,695,813

Industrials – 5.2%
Aerospace & Defense – 0.9%
Rockwell Collins, Inc.	30,750	2,692,777

Airlines – 0.6%
Alaska Air Group, Inc.	24,325	1,797,618

Building Products – 0.4%
AO Smith Corp.	18,260	1,285,139

Electrical Equipment – 1.0%
Acuity Brands, Inc.	14,519	3,040,714

Industrial Conglomerates – 2.0%
Danaher Corp.	47,919	4,277,729
Roper Technologies, Inc.	10,330	1,734,717

		6,012,446

Professional Services – 0.3%
Robert Half International, Inc.	27,060	1,065,893

		15,894,587

Financials – 0.8%
Capital Markets – 0.8%
BlackRock, Inc. – Class A	7,450	2,324,102

Total Common Stocks (cost $230,777,038)		293,168,482

SHORT-TERM INVESTMENTS – 3.2%
Investment Companies – 3.2%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.40%(c)(d) (cost $9,714,991)	9,714,991	9,714,991

Total Investments Before Security Lending Collateral for Securities Loaned – 98.8% (cost $240,492,029)		302,883,473

52	• AB POOLING PORTFOLIOS

AB U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.4%
Investment Companies – 1.4%
AB Exchange Reserves – Class I, 0.41%(c)(d) (cost $4,407,349)	4,407,349	$4,407,349

Total Investments – 100.2% (cost $244,899,378)		307,290,822
Other assets less liabilities – (0.2)%		(594,633)

Net Assets – 100.0%		$306,696,189

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

AB POOLING PORTFOLIOS •	53

AB U.S. Large Cap Growth Portfolio—Portfolio of Investments

AB INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2016 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.6%
Financials – 25.5%
Banks – 14.8%
Banco Macro SA (ADR)(a)	32,930	$2,212,896
Bank Hapoalim BM	192,313	939,444
Bank of Baroda	689,970	1,335,453
Bank of Montreal	24,760	1,366,100
Bank of Queensland Ltd.	484,083	3,636,171
CYBG PLC(a)	620,484	1,632,244
Danske Bank A/S	184,600	5,038,165
ING Groep NV	411,810	4,909,325
Intesa Sanpaolo SpA	676,740	1,709,357
KB Financial Group, Inc.	66,050	1,581,410
Mitsubishi UFJ Financial Group, Inc.	1,572,000	6,783,660
OTP Bank PLC	60,180	1,251,962
Shinhan Financial Group Co., Ltd.	37,810	1,165,586
Toronto-Dominion Bank (The)	62,140	2,407,982
UniCredit SpA	414,920	1,541,259

		37,511,014

Capital Markets – 1.1%
Amundi SA(a)(b)	30,570	1,273,689
Azimut Holding SpA	77,390	1,484,971

		2,758,660

Diversified Financial Services – 1.4%
BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	435,600	1,260,518
Challenger Ltd./Australia	427,190	2,285,103

		3,545,621

Insurance – 5.8%
AIA Group Ltd.	367,600	1,869,624
Aviva PLC	264,019	1,601,961
Dongbu Insurance Co., Ltd.	27,480	1,498,898
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	14,030	2,754,031
NN Group NV	87,279	2,688,475
Ping An Insurance Group Co. of China Ltd. – Class H	249,500	1,059,046
Suncorp Group Ltd.	185,412	1,477,628
Zurich Insurance Group AG(a)	7,780	1,647,889

		14,597,552

Real Estate Investment Trusts (REITs) – 0.5%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	1,420,530	1,232,358

54	• AB POOLING PORTFOLIOS

AB International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 1.3%
China Overseas Land & Investment Ltd.	440,000	$1,311,626
LendLease Group	220,073	2,040,042

		3,351,668

Thrifts & Mortgage Finance – 0.6%
LIC Housing Finance Ltd.	231,687	1,427,950

		64,424,823

Consumer Discretionary – 13.9%
Auto Components – 4.7%
Hankook Tire Co., Ltd.(a)	67,050	2,893,386
Magna International, Inc. (New York) – Class A	71,470	2,776,609
Plastic Omnium SA	52,252	1,659,418
Sumitomo Electric Industries Ltd.	206,600	2,477,481
Valeo SA	16,110	2,227,248

		12,034,142

Automobiles – 4.4%
Honda Motor Co., Ltd.	136,500	3,510,625
Isuzu Motors Ltd.(c)	170,700	1,707,789
Peugeot SA(a)	230,180	3,453,523
Tata Motors Ltd.(a)	229,503	1,005,241
Tata Motors Ltd. – Class A(a)	418,556	1,437,721

		11,114,899

Internet & Catalog Retail – 0.4%
JD.com, Inc. (ADR)(a)	37,810	972,095

Leisure Products – 0.7%
Bandai Namco Holdings, Inc.	84,100	1,676,021

Media – 2.8%
Liberty Global PLC – Series C(a)	101,245	3,640,770
Vivendi SA	164,737	3,417,179

		7,057,949

Specialty Retail – 0.5%
Kingfisher PLC	264,010	1,219,542

Textiles, Apparel & Luxury Goods – 0.4%
Kering	6,320	1,099,634

		35,174,282

Industrials – 10.6%
Aerospace & Defense – 1.2%
Airbus Group SE	44,538	2,874,337

Airlines – 3.6%
Air Canada(a)	157,410	839,986
International Consolidated Airlines Group SA	454,850	3,458,088

AB POOLING PORTFOLIOS •	55

AB International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Japan Airlines Co., Ltd.	80,100	$2,866,100
Qantas Airways Ltd.(a)	694,423	1,907,495

		9,071,669

Industrial Conglomerates – 1.0%
Rheinmetall AG	36,640	2,602,329

Machinery – 2.1%
IHI Corp.	990,000	1,762,705
JTEKT Corp.	261,700	3,572,785

		5,335,490

Marine – 0.5%
AP Moeller – Maersk A/S – Class B	937	1,231,408

Road & Rail – 2.2%
Canadian National Railway Co.	18,800	1,092,151
Central Japan Railway Co.	25,200	4,508,698

		5,600,849

		26,716,082

Information Technology – 9.6%
Electronic Equipment, Instruments & Components – 0.6%
Largan Precision Co., Ltd.	20,000	1,512,139

Internet Software & Services – 0.7%
Tencent Holdings Ltd.	104,200	1,907,945

Semiconductors & Semiconductor Equipment – 5.7%
Advanced Semiconductor Engineering, Inc.	1,388,000	1,570,496
Infineon Technologies AG	205,930	2,499,459
Novatek Microelectronics Corp.	680,000	2,795,891
SCREEN Holdings Co., Ltd.	487,000	3,616,455
Sumco Corp.	330,400	2,099,005
Tokyo Electron Ltd.	30,000	1,808,323

		14,389,629

Software – 0.9%
Nintendo Co., Ltd.	15,700	2,197,592

Technology Hardware, Storage & Peripherals – 1.7%
Samsung Electronics Co., Ltd.	4,500	4,289,926

		24,297,231

56	• AB POOLING PORTFOLIOS

AB International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 9.1%
Diversified Telecommunication Services – 5.9%
BT Group PLC	938,630	$6,320,881
Nippon Telegraph & Telephone Corp.	157,400	6,665,468
Telefonica Brasil SA (Preference Shares)	200,000	1,902,604

		14,888,953

Wireless Telecommunication Services – 3.2%
Rogers Communications, Inc. – Class B	24,990	924,981
SoftBank Group Corp.	30,400	1,493,879
Turkcell Iletisim Hizmetleri AS	411,260	1,532,978
Vodafone Group PLC	1,404,222	4,258,864

		8,210,702

		23,099,655

Energy – 7.1%
Energy Equipment & Services – 0.2%
Aker Solutions ASA(b)	172,617	512,047

Oil, Gas & Consumable Fuels – 6.9%
Canadian Natural Resources Ltd.	46,740	976,945
JX Holdings, Inc.	1,109,600	4,310,070
LUKOIL PJSC (Sponsored ADR)(c)	30,680	1,088,833
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	279,892	6,385,462
TOTAL SA	59,737	2,677,440
Tupras Turkiye Petrol Rafinerileri AS(a)	76,140	1,945,471

		17,384,221

		17,896,268

Consumer Staples – 6.9%
Beverages – 0.4%
Asahi Group Holdings Ltd.	33,000	969,774

Food & Staples Retailing – 3.2%
Alimentation Couche-Tard, Inc. – Class B	30,540	1,381,861
Delhaize Group	55,180	5,580,119
X5 Retail Group NV (GDR)(a)(b)	53,395	995,817

		7,957,797

Food Products – 0.5%
JBS SA	453,700	1,288,038

Tobacco – 2.8%
British American Tobacco PLC	101,980	5,548,143
Imperial Brands PLC	31,370	1,619,189

		7,167,332

		17,382,941

AB POOLING PORTFOLIOS •	57

AB International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 6.0%
Chemicals – 4.2%
Agrium, Inc. (Toronto)	17,820	$1,534,522
Arkema SA	40,872	2,495,359
Covestro AG(a)(b)	40,504	1,290,899
JSR Corp.	131,900	1,849,004
Koninklijke DSM NV	46,109	2,268,232
LG Chem Ltd.	4,740	1,152,216

		10,590,232

Metals & Mining – 1.1%
Goldcorp, Inc.	83,780	1,203,757
Novolipetsk Steel AO (GDR)(b)	160,380	1,564,600

		2,768,357

Paper & Forest Products – 0.7%
Mondi PLC	100,801	1,798,422

		15,157,011

Utilities – 5.0%
Electric Utilities – 2.7%
EDP – Energias de Portugal SA	1,050,840	3,254,440
Enel SpA	434,878	1,737,963
Korea Electric Power Corp.	40,420	1,917,575

		6,909,978

Independent Power and Renewable Electricity Producers – 1.5%
Huadian Power International Corp., Ltd. – Class H	3,268,000	1,769,054
Huaneng Power International, Inc. – Class H	2,530,000	1,983,972

		3,753,026

Water Utilities – 0.8%
Cia de Saneamento Basico do Estado de Sao Paulo	367,200	2,067,561

		12,730,565

Health Care – 3.9%
Pharmaceuticals – 3.9%
GlaxoSmithKline PLC	175,270	3,396,742
Roche Holding AG	25,370	6,505,253

		9,901,995

Total Common Stocks (cost $270,402,624)		246,780,853

58	• AB POOLING PORTFOLIOS

AB International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AB Fixed Income Shares, Inc.– Government STIF Portfolio, 0.40%(d)(e) (cost $193,727)	193,727	$193,727

Total Investments Before Security Lending Collateral for Securities Loaned – 97.7% (cost $270,596,351)		246,974,580

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.4%
Investment Companies – 0.4%
AB Exchange Reserves – Class I, 0.41%(d)(e) (cost $1,072,400)	1,072,400	1,072,400

Total Investments – 98.1% (cost $271,668,751)		248,046,980
Other assets less liabilities – 1.9%		4,905,166

Net Assets – 100.0%		$252,952,146

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Index Futures	10	March 2016	$346,769	$319,175	$(27,594)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	3,203	NOK	27,430	5/18/16	$(51,930)
Barclays Bank PLC	JPY	174,315	USD	1,535	5/18/16	(14,839)
BNP Paribas SA	KRW	4,592,376	USD	3,768	5/18/16	69,709
Citibank	RUB	90,831	USD	1,167	4/07/16	(28,075)
Citibank	EUR	1,894	USD	2,138	5/18/16	72,986
Citibank	GBP	2,398	USD	3,460	5/18/16	121,563
Citibank	USD	5,008	AUD	7,121	5/18/16	56,541
Credit Suisse International	JPY	599,063	USD	4,958	5/18/16	(367,602)
Credit Suisse International	USD	2,543	EUR	2,277	5/18/16	(60,390)
Credit Suisse International	USD	2,263	NOK	19,785	5/18/16	9,973
Deutsche Bank AG	BRL	16,681	USD	4,099	3/02/16	(55,172)
Deutsche Bank AG	USD	4,192	BRL	16,681	3/02/16	(37,526)
HSBC Bank USA	BRL	16,681	USD	4,192	3/02/16	37,526

AB POOLING PORTFOLIOS •	59

AB International Value Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
HSBC Bank USA	USD	4,223	BRL	16,681	3/02/16	$(68,403)
HSBC Bank USA	BRL	16,681	USD	4,185	4/04/16	66,128
HSBC Bank USA	USD	5,247	SEK	44,060	5/18/16	(85,790)
Morgan Stanley & Co., Inc.	USD	807	CAD	1,146	5/18/16	39,802
Royal Bank of Scotland PLC	EUR	4,325	USD	4,910	5/18/16	193,744
Royal Bank of Scotland PLC	GBP	437	USD	633	5/18/16	24,134
Royal Bank of Scotland PLC	KRW	2,478,501	USD	2,065	5/18/16	68,604
Royal Bank of Scotland PLC	USD	4,890	CHF	4,741	5/18/16	(123,341)
Standard Chartered Bank	JPY	305,422	USD	2,667	5/18/16	(48,465)
State Street Bank & Trust Co.	GBP	1,203	USD	1,717	5/18/16	42,562
State Street Bank & Trust Co.	JPY	116,534	USD	985	5/18/16	(50,500)
State Street Bank & Trust Co.	USD	3,714	CHF	3,590	5/18/16	(104,278)
State Street Bank & Trust Co.	USD	2,125	EUR	1,894	5/18/16	(59,919)
UBS AG	EUR	2,734	USD	3,021	5/18/16	39,844
UBS AG	CAD	3,943	USD	2,726	5/18/16	(188,316)

						$(501,430)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, the aggregate market value of these securities amounted to $5,637,051 or 2.2% of net assets.

(c)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:
AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

RUB – Russian Ruble

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

PJSC – Public Joint Stock Company

REG – Registered Shares

See notes to financial statements.

60	• AB POOLING PORTFOLIOS

AB International Value Portfolio—Portfolio of Investments

AB INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2016 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.4%
Financials – 21.8%
Banks – 1.7%
Axis Bank Ltd.	270,110	$1,488,855
HDFC Bank Ltd.	172,230	2,809,042

		4,297,897

Capital Markets – 5.2%
Credit Suisse Group AG (REG)(a)	129,346	1,731,192
Partners Group Holding AG	11,129	4,028,263
UBS Group AG(b)	491,363	7,506,543

		13,265,998

Consumer Finance – 0.6%
Shriram Transport Finance Co., Ltd.	123,250	1,442,296

Diversified Financial Services – 0.9%
GRENKELEASING AG	11,240	2,229,018

Insurance – 8.2%
Admiral Group PLC	225,631	5,418,083
AIA Group Ltd.	1,503,400	7,646,333
Prudential PLC	436,550	7,602,161

		20,666,577

Real Estate Management & Development – 2.6%
Ayala Land, Inc.	2,840,000	1,958,030
Daito Trust Construction Co., Ltd.	3,300	446,949
Global Logistic Properties Ltd.	3,401,000	4,276,092

		6,681,071

Thrifts & Mortgage Finance – 2.6%
Housing Development Finance Corp., Ltd.	430,650	6,708,463

		55,291,320

Information Technology – 18.0%
Electronic Equipment, Instruments & Components – 1.0%
China Railway Signal & Communication Corp., Ltd. – Class H(a)(b)(c)	3,640,450	1,918,845
PAX Global Technology Ltd.(b)	529,000	556,586

		2,475,431

Internet Software & Services – 4.1%
Baidu, Inc. (Sponsored ADR)(a)	29,013	5,031,435
Tencent Holdings Ltd.	286,900	5,253,258

		10,284,693

AB POOLING PORTFOLIOS •	61

AB International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – 3.6%
Tata Consultancy Services Ltd.	141,910	$4,502,740
Wirecard AG(b)	45,460	1,793,478
Worldpay Group PLC(a)(c)	695,896	2,778,706

		9,074,924

Semiconductors & Semiconductor Equipment – 3.1%
ARM Holdings PLC	139,440	1,916,123
ASML Holding NV	30,910	2,815,834
Taiwan Semiconductor Manufacturing Co., Ltd.	719,000	3,216,760

		7,948,717

Software – 5.8%
Constellation Software, Inc./Canada	23,350	9,742,455
Dassault Systemes	66,510	5,038,006

		14,780,461

Technology Hardware, Storage & Peripherals – 0.4%
Samsung Electronics Co., Ltd.	1,200	1,143,980

		45,708,206

Consumer Discretionary – 16.1%
Auto Components – 1.4%
Continental AG	18,640	3,710,056

Automobiles – 0.5%
Toyota Motor Corp.	23,500	1,225,233

Diversified Consumer Services – 0.8%
TAL Education Group (ADR)(a)	37,710	1,951,492

Hotels, Restaurants & Leisure – 2.1%
IMAX China Holding, Inc.(a)(b)(c)	284,100	1,685,116
Melco International Development Ltd.(b)	1,686,000	1,965,254
Yum! Brands, Inc.	23,860	1,729,134

		5,379,504

Internet & Catalog Retail – 1.0%
Ctrip.com International Ltd. (ADR)(a)	8,900	364,188
Vipshop Holdings Ltd. (ADR)(a)	192,850	2,142,563

		2,506,751

Media – 3.9%
CTS Eventim AG & Co. KGaA	114,697	4,014,659
Naspers Ltd. – Class N	50,154	5,930,225

		9,944,884

62	• AB POOLING PORTFOLIOS

AB International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 1.8%
B&M European Value Retail SA	1,131,857	$4,488,245

Specialty Retail – 1.3%
L’Occitane International SA	491,500	984,418
Sports Direct International PLC(a)	407,998	2,284,491

		3,268,909

Textiles, Apparel & Luxury Goods – 3.3%
Cie Financiere Richemont SA(b)	66,084	4,196,377
HUGO BOSS AG	34,655	1,971,085
Samsonite International SA	738,800	2,165,014

		8,332,476

		40,807,550

Industrials – 15.9%
Aerospace & Defense – 1.1%
Zodiac Aerospace	171,170	2,850,964

Commercial Services & Supplies – 4.2%
Babcock International Group PLC	564,365	7,140,799
Regus PLC	846,352	3,395,639

		10,536,438

Construction & Engineering – 0.1%
IRB Infrastructure Developers Ltd.	117,330	369,675

Machinery – 2.3%
Hoshizaki Electric Co., Ltd.	73,600	5,696,054

Professional Services – 6.3%
Bureau Veritas SA	269,628	5,371,321
Capita PLC	461,700	6,402,188
Teleperformance	54,870	4,236,153

		16,009,662

Road & Rail – 0.2%
CAR, Inc.(a)(b)	391,000	446,070

Trading Companies & Distributors – 1.7%
Brenntag AG	28,690	1,384,787
Bunzl PLC	108,700	2,909,173

		4,293,960

		40,202,823

Health Care – 13.0%
Health Care Equipment & Supplies – 3.1%
Essilor International SA	11,860	1,408,773
Sartorius AG (Preference Shares)	25,730	6,605,841

		8,014,614

AB POOLING PORTFOLIOS •	63

AB International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Providers & Services – 0.8%
Ramsay Health Care Ltd.	42,533	$2,005,594

Life Sciences Tools & Services – 3.4%
Eurofins Scientific SE	24,221	8,615,648

Pharmaceuticals – 5.7%
Aspen Pharmacare Holdings Ltd.(a)	144,460	2,553,079
Novo Nordisk A/S – Class B	104,791	5,395,126
Shire PLC	71,310	3,720,214
Sun Pharmaceutical Industries Ltd.	218,647	2,735,001

		14,403,420

		33,039,276

Consumer Staples – 7.6%
Food & Staples Retailing – 2.8%
CP ALL PCL	1,598,400	1,940,241
Lenta Ltd. (GDR)(a)(c)	386,641	2,177,362
Magnit PJSC (Sponsored GDR)(c)	28,340	949,390
Olam International Ltd.(b)	1,847,570	2,096,434

		7,163,427

Food Products – 0.6%
First Resources Ltd.(b)	291,300	394,559
Universal Robina Corp.	238,190	991,285

		1,385,844

Personal Products – 1.0%
Hengan International Group Co., Ltd.	279,000	2,208,542
Unilever PLC	9,150	390,911

		2,599,453

Tobacco – 3.2%
British American Tobacco PLC	148,119	8,058,299

		19,207,023

Materials – 3.6%
Chemicals – 3.6%
Essentra PLC	786,856	9,091,362

Energy – 0.5%
Oil, Gas & Consumable Fuels – 0.5%
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	52,540	1,198,649

Utilities – 0.5%
Independent Power and Renewable Electricity Producers – 0.5%
TerraForm Global, Inc. – Class A(b)	355,817	1,127,940

64	• AB POOLING PORTFOLIOS

AB International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 0.4%
Wireless Telecommunication Services – 0.4%
Tower Bersama Infrastructure Tbk PT(a)	2,295,000	$989,801

Total Common Stocks (cost $257,292,232)		246,663,950

SHORT-TERM INVESTMENTS – 1.2%
Investment Companies – 1.2%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.40%(d)(e) (cost $3,117,070)	3,117,070	3,117,070

Total Investments Before Security Lending Collateral for Securities Loaned – 98.6% (cost $260,409,302)		249,781,020

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.5%
Investment Companies – 2.5%
AB Exchange Reserves – Class I, 0.41%(d)(e) (cost $6,467,227)	6,467,227	6,467,227

Total Investments – 101.1% (cost $266,876,529)		256,248,247
Other assets less liabilities – (1.1)%		(2,859,942)

Net Assets – 100.0%		$253,388,305

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	JPY	147,746	USD	1,298	3/18/16	$(12,654)
Barclays Bank PLC	USD	1,200	SEK	10,115	3/18/16	(18,150)
BNP Paribas SA	EUR	26,587	USD	28,891	3/18/16	(44,755)
BNP Paribas SA	JPY	346,079	USD	2,962	3/18/16	(108,944)
BNP Paribas SA	USD	7,852	CAD	10,598	3/18/16	(19,360)
Citibank	USD	11,163	EUR	10,328	3/18/16	77,227
Citibank	USD	3,199	GBP	2,195	3/18/16	(144,169)
Deutsche Bank AG	GBP	10,566	USD	15,926	3/18/16	1,219,113
Deutsche Bank AG	USD	1,384	CHF	1,360	3/18/16	(21,283)
Deutsche Bank AG	USD	2,666	EUR	2,457	3/18/16	8,266
Deutsche Bank AG	USD	1,956	JPY	239,548	3/18/16	169,881
Deutsche Bank AG	USD	4,299	SEK	36,609	3/18/16	(20,779)
HSBC Bank USA	CAD	10,773	USD	7,472	3/18/16	(490,280)

AB POOLING PORTFOLIOS •	65

AB International Growth Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank	USD	2,814	CHF	2,828	3/18/16	$19,898
JPMorgan Chase Bank	USD	4,574	JPY	553,199	3/18/16	334,788
Nomura Global Financial Products, Inc.	USD	3,574	JPY	417,969	3/18/16	134,267
Royal Bank of Scotland PLC	CAD	1,603	USD	1,168	3/18/16	(16,423)
Royal Bank of Scotland PLC	CAD	2,996	USD	2,189	6/17/16	(25,705)
Societe Generale	EUR	2,018	USD	2,145	3/18/16	(51,744)
Societe Generale	GBP	7,979	USD	11,256	3/18/16	149,413
State Street Bank & Trust Co.	CHF	1,360	USD	1,364	3/18/16	1,088
State Street Bank & Trust Co.	HKD	109,911	USD	14,189	3/18/16	56,667
State Street Bank & Trust Co.	USD	720	HKD	5,619	3/18/16	2,128
State Street Bank & Trust Co.	USD	15,860	JPY	1,950,653	3/18/16	1,447,724
State Street Bank & Trust Co.	USD	1,166	JPY	131,116	6/17/16	721
UBS AG	USD	4,465	EUR	4,040	3/18/16	(68,285)
UBS AG	EUR	1,832	USD	2,000	6/17/16	395

						$2,579,045

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, the aggregate market value of these securities amounted to $9,509,419 or 3.8% of net assets.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

PJSC – Public Joint Stock Company

REG – Registered Shares

See notes to financial statements.

66	• AB POOLING PORTFOLIOS

AB International Growth Portfolio—Portfolio of Investments

AB SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2016 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 34.9%
United States – 34.9%
U.S. Treasury Notes 0.375%, 5/31/16-10/31/16	U.S.$	107,680	$107,602,368
0.50%, 4/30/17		24,365	24,300,287
0.625%, 5/31/17		33,394	33,344,443
0.75%, 10/31/17-2/28/18		56,370	56,322,062
1.375%, 6/30/18		63,207	64,014,343
1.625%, 6/30/20		6,779	6,902,134

Total Governments - Treasuries (cost $291,681,783)			292,485,637

ASSET-BACKED SECURITIES – 18.0%
Autos - Fixed Rate – 9.8%
Ally Auto Receivables Trust
Series 2012-A, Class C 2.40%, 11/15/17(a)		2,415	2,422,553
Series 2015-2, Class A3 1.49%, 11/15/19		2,235	2,242,539
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		3,398	3,392,956
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(a)		407	406,887
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)		1,730	1,719,610
Series 2013-2A, Class A 2.97%, 2/20/20(a)		4,101	4,132,333
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(a)		3,297	3,288,692
California Republic Auto Receivables Trust Series 2015-2, Class A3 1.31%, 8/15/19		1,507	1,508,672
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		2,225	2,231,074
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(a)		2,200	2,211,914
Drive Auto Receivables Trust Series 2015-AA, Class A2 1.01%, 11/15/17(a)		125	124,517
Series 2015-DA, Class A2A 1.23%, 6/15/18(a)		1,047	1,046,567

AB POOLING PORTFOLIOS •	67

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2016-AA, Class A2A 1.50%, 3/15/18(a)	U.S.$	1,545	$1,544,775
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)		365	363,982
Series 2014-2, Class A2 1.05%, 3/20/20(a)		2,098	2,086,828
Series 2015-1, Class A2 1.30%, 9/20/20(a)		3,018	2,997,754
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		2,965	2,969,285
Ford Credit Auto Lease Trust Series 2014-B, Class A3 0.89%, 9/15/17		1,753	1,753,501
Ford Credit Auto Owner Trust
Series 2013-A, Class D 1.86%, 8/15/19		2,185	2,184,424
Series 2014-2, Class A 2.31%, 4/15/26(a)		3,468	3,501,379
GM Financial Automobile Leasing Trust
Series 2015-1, Class A2 1.10%, 12/20/17		2,469	2,470,973
Series 2015-2, Class A3 1.68%, 12/20/18		3,024	3,030,117
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)		1,367	1,363,817
Harley-Davidson Motorcycle Trust
Series 2014-1, Class A3 1.10%, 9/15/19		3,870	3,863,647
Series 2015-1, Class A3 1.41%, 6/15/20		1,413	1,412,545
Hertz Vehicle Financing II LP Series 2015-2A, Class A 2.02%, 9/25/19(a)		1,200	1,199,400
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		4,270	4,189,691
Honda Auto Receivables Owner Trust Series 2015-4, Class A3 1.23%, 9/23/19		2,342	2,339,462
Hyundai Auto Lease Securitization Trust
Series 2015-A, Class A2 1.00%, 10/16/17(a)		1,762	1,761,732
Series 2015-B, Class A3 1.40%, 11/15/18(a)		1,487	1,489,610
Hyundai Auto Receivables Trust Series 2015-A, Class A2 0.68%, 10/16/17		1,077	1,076,837

68	• AB POOLING PORTFOLIOS

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18	U.S.$	1,674	$1,675,845
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		2,825	2,825,802
Santander Drive Auto Receivables Trust Series 2015-3, Class A2A 1.02%, 9/17/18		1,106	1,104,524
Series 2015-4, Class A2A 1.20%, 12/17/18		1,367	1,364,832
TCF Auto Receivables Owner Trust Series 2015-1A, Class A2 1.02%, 8/15/18(a)		1,557	1,551,280
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		2,822	2,819,748
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A2 1.40%, 7/22/19(a)		1,359	1,343,745
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(a)		1,516	1,515,197
World Omni Auto Receivables Trust Series 2013-B, Class A3 0.83%, 8/15/18		1,489	1,488,142

			82,017,188

Credit Cards - Fixed Rate – 2.5%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		1,948	1,952,792
Barclays Dryrock Issuance Trust
Series 2014-3, Class A 2.41%, 7/15/22		2,074	2,124,212
Series 2015-4, Class A 1.72%, 8/16/21		1,689	1,699,078
Capital One Multi-Asset Execution Trust Series 2015-A5, Class A5 1.60%, 5/17/21		2,091	2,104,595
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		2,841	2,852,433
Synchrony Credit Card Master Note Trust
Series 2012-2, Class A 2.22%, 1/15/22		3,299	3,338,577
Series 2015-3, Class A 1.74%, 9/15/21		2,231	2,242,676
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		1,540	1,545,572

AB POOLING PORTFOLIOS •	69

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2013-A, Class A 1.61%, 12/15/21	U.S.$	950	$952,580
Series 2015-B, Class A 2.55%, 6/17/24		2,193	2,240,486

			21,053,001

Credit Cards - Floating Rate – 2.1%
Cabela’s Credit Card Master Note Trust
Series 2013-2A, Class A2 1.081%, 8/16/21(a)(b)		3,365	3,367,888
Series 2014-1, Class A 0.781%, 3/16/20(b)		1,200	1,197,575
Chase Issuance Trust Series 2013-A6, Class A6 0.851%, 7/15/20(b)		4,632	4,626,497
Discover Card Execution Note Trust
Series 2014-A1, Class A1 0.857%, 7/15/21(b)		1,905	1,901,718
Series 2015-A1, Class A1 0.881%, 8/17/20(b)		2,907	2,907,058
First National Master Note Trust Series 2013-2, Class A 0.961%, 10/15/19(b)		2,006	2,007,951
World Financial Network Credit Card Master Trust Series 2015-A, Class A 0.911%, 2/15/22(b)		1,853	1,846,382

			17,855,069

Autos - Floating Rate – 1.8%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 0.931%, 7/15/20(a)(b)		2,788	2,783,316
Ford Credit Floorplan Master Owner Trust A Series 2015-2, Class A2 1.001%, 1/15/22(b)		2,635	2,629,196
GE Dealer Floorplan Master Note Trust
Series 2014-1, Class A 0.812%, 7/20/19(b)		1,462	1,460,493
Series 2015-1, Class A 0.932%, 1/20/20(b)		2,788	2,760,474
Hertz Fleet Lease Funding LP
Series 2013-3, Class A 0.979%, 12/10/27(a)(b)		1,316	1,316,699
Series 2014-1, Class A 0.829%, 4/10/28(a)(b)		2,024	2,025,227
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 1.186%, 10/25/19(a)(b)		2,069	2,058,953

			15,034,358

70	• AB POOLING PORTFOLIOS

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other ABS - Fixed Rate – 1.7%
Ascentium Equipment Receivables LLC Series 2015-2A, Class A1 1.00%, 11/10/16(a)	U.S.$	1,839	$1,835,046
CIT Equipment Collateral Series 2014-VT1, Class A2 0.86%, 5/22/17(a)		1,313	1,312,789
CNH Equipment Trust
Series 2013-D, Class A4 1.37%, 10/15/20		4,975	4,977,990
Series 2014-B, Class A4 1.61%, 5/17/21		1,812	1,813,678
Series 2015-A, Class A4 1.85%, 4/15/21		1,728	1,739,253
Dell Equipment Finance Trust
Series 2014-1, Class A3 0.94%, 6/22/20(a)		1,498	1,496,943
Series 2015-1, Class A3 1.30%, 3/23/20(a)		981	977,162
Macquarie Equipment Funding Trust Series 2014-A, Class A2 0.80%, 11/21/16(a)		284	284,067

			14,436,928

Home Equity Loans - Fixed Rate – 0.1%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		482	485,867
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(c)(d)		35	– 0	–

			485,867

Total Asset-Backed Securities (cost $150,838,982)			150,882,411

CORPORATES - INVESTMENT GRADE – 18.0%
Financial Institutions – 12.8%
Banking – 12.4%
Abbey National Treasury Services PLC/London 4.00%, 4/27/16		3,145	3,160,190
ABN AMRO Bank NV 2.50%, 10/30/18(a)		4,092	4,129,123
American Express Credit Corp. 1.30%, 7/29/16		3,340	3,346,029
1.80%, 7/31/18		2,310	2,300,340
Bank of America NA 1.65%, 3/26/18		2,340	2,330,399
Bank of New York Mellon Corp. (The) 0.70%, 3/04/16		3,330	3,330,017

AB POOLING PORTFOLIOS •	71

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Barclays PLC 2.00%, 3/16/18	U.S.$	2,320	$2,281,720
BNP Paribas SA 2.375%, 9/14/17-5/21/20		6,725	6,730,807
Capital One Bank USA NA 1.15%, 11/21/16		3,355	3,348,998
Citigroup, Inc. 1.136%, 5/01/17(b)		2,327	2,313,306
1.325%, 11/24/17(b)		2,374	2,354,111
Credit Agricole SA/London 3.00%, 10/01/17(a)		3,750	3,825,142
Credit Suisse AG/New York NY Series G 1.375%, 5/26/17		3,267	3,244,350
Danske Bank A/S 3.875%, 4/14/16(a)		1,612	1,618,184
Goldman Sachs Group, Inc. (The) 1.779%, 4/23/20(b)		2,308	2,284,191
2.75%, 9/15/20		2,211	2,206,089
HSBC USA, Inc. 1.70%, 3/05/18		2,336	2,318,636
Huntington National Bank (The) 1.30%, 11/20/16		3,355	3,353,769
ING Bank NV 1.375%, 3/07/16(a)		3,310	3,310,311
JPMorgan Chase & Co. 1.145%, 3/01/18(b)		2,340	2,315,037
KeyBank NA/Cleveland OH 1.70%, 6/01/18		3,690	3,679,096
Lloyds Bank PLC 1.75%, 3/16/18		4,203	4,183,317
Mizuho Bank Ltd. 1.053%, 9/25/17(a)(b)		4,785	4,764,630
Morgan Stanley 1.875%, 1/05/18		2,378	2,373,793
5.95%, 12/28/17		2,782	2,970,486
PNC Funding Corp. 2.70%, 9/19/16		3,130	3,155,334
Royal Bank of Canada 0.85%, 3/08/16		3,335	3,335,193
Societe Generale SA 2.75%, 10/12/17		3,493	3,544,386
SunTrust Bank/Atlanta GA 1.058%, 2/15/17(b)		3,330	3,318,055
UBS AG/Stamford CT Series G 1.80%, 3/26/18		3,747	3,750,799

72	• AB POOLING PORTFOLIOS

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

US Bank NA/Cincinnati OH 1.101%, 10/28/19(b)	U.S.$	1,851	$1,823,594
1.45%, 1/29/18		3,000	3,003,282
Wells Fargo & Co. 2.125%, 4/22/19		3,907	3,937,205

			103,939,919

Insurance – 0.4%
MetLife, Inc. 1.756%, 12/15/17		3,400	3,401,173

			107,341,092

Industrial – 5.2%
Basic – 0.4%
Monsanto Co. 0.82%, 11/07/16(b)		3,355	3,342,258

Communications - Media – 0.4%
NBCUniversal Enterprise, Inc. 1.159%, 4/15/16(a)(b)		3,795	3,796,522

Communications - Telecommunications – 0.3%
America Movil SAB de CV 5.00%, 3/30/20		2,031	2,223,324

Consumer Cyclical - Automotive – 1.4%
Daimler Finance North America LLC 1.65%, 3/02/18(a)		2,236	2,213,897
Ford Motor Credit Co. LLC 1.461%, 3/27/17		2,806	2,786,972
Harley-Davidson Financial Services, Inc. 2.25%, 1/15/19(a)		3,440	3,463,860
Volkswagen International Finance NV 1.125%, 11/18/16(a)		3,350	3,326,751

			11,791,480

Consumer Cyclical - Retailers – 0.3%
Wal-Mart Stores, Inc. 0.60%, 4/11/16		2,375	2,375,361

Consumer Non-Cyclical – 0.8%
AbbVie, Inc. 1.75%, 11/06/17		3,280	3,277,416
Gilead Sciences, Inc. 3.05%, 12/01/16		3,085	3,130,772

			6,408,188

Energy – 0.5%
Schlumberger Holdings Corp. 2.35%, 12/21/18(a)		4,360	4,308,238

Services – 0.4%
Visa, Inc. 2.20%, 12/14/20		3,500	3,562,877

AB POOLING PORTFOLIOS •	73

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 0.7%
Cisco Systems, Inc. 0.913%, 3/03/17(b)	U.S.$	3,360	$3,363,007
QUALCOMM, Inc. 1.40%, 5/18/18		2,355	2,348,995

			5,712,002

			43,520,250

Total Corporates - Investment Grade (cost $151,409,939)			150,861,342

COMMERCIAL MORTGAGE-BACKED SECURITIES – 10.7%
Non-Agency Fixed Rate CMBS – 9.9%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		3,935	4,088,967
Citigroup Commercial Mortgage Trust
Series 2006-C4, Class A1A 5.912%, 3/15/49		127	126,729
Series 2015-GC29, Class A2 2.674%, 4/10/48		2,900	2,964,595
Commercial Mortgage Pass Through Certificates
Series 2006-C8, Class A1A 5.292%, 12/10/46		2,892	2,933,659
Series 2012-CR4, Class A1 0.704%, 10/15/45		1,036	1,031,743
Series 2013-CR6, Class A1 0.719%, 3/10/46		2,104	2,078,907
Series 2013-LC6, Class A1 0.724%, 1/10/46		1,002	993,350
Series 2014-CR16, Class A2 3.042%, 4/10/47		3,374	3,483,207
Series 2014-CR19, Class A2 2.965%, 8/10/47		4,220	4,355,218
Series 2015-DC1, Class A2 2.87%, 2/10/48		3,205	3,295,389
Series 2015-LC21, Class A2 2.976%, 7/10/48		2,430	2,517,042
Commercial Mortgage Trust Series 2013-LC6, Class XA 1.736%, 1/10/46(e)		5,653	381,812
Credit Suisse Commercial Mortgage Trust Series 2007-C4, Class A4 5.953%, 9/15/39		1,873	1,940,561
DBUBS Mortgage Trust Series 2011-LC3A, Class A2 3.642%, 8/10/44		3,829	3,835,319

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		Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Corp. II Series 2015-GC30, Class A2 2.726%, 5/10/50	U.S.$	2,965	$3,039,834
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.794%, 8/10/45		1,417	1,455,905
Series 2013-GC14, Class A1 1.217%, 8/10/46		1,083	1,078,813
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-LC9, Class A1 0.67%, 12/15/47		120	119,912
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(a)		655	652,452
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		4,732	4,845,610
Series 2010-C1, Class A1 3.853%, 6/15/43(a)		90	89,675
Series 2013-C10, Class A1 0.73%, 12/15/47		957	950,294
Series 2013-C16, Class A2 3.07%, 12/15/46		3,574	3,674,164
JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class A2 2.977%, 11/15/45		3,675	3,770,375
Series 2015-C28, Class A2 2.773%, 10/15/48		3,659	3,761,453
Series 2015-C29, Class A2 2.921%, 5/15/48		1,800	1,868,623
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		1,388	1,384,077
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		1,457	1,467,528
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		2,445	2,475,161
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17, Class A2 3.119%, 8/15/47		2,876	2,999,747
Series 2015-C23, Class A2 2.982%, 7/15/50		2,960	3,060,443
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A1 0.673%, 12/10/45		1,227	1,216,543

AB POOLING PORTFOLIOS •	75

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2013-C5, Class A1 0.779%, 3/10/46	U.S.$	2,062	$2,040,523
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		793	794,259
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5, Class A1 0.687%, 10/15/45		1,480	1,472,283
Series 2015-NXS1, Class A2 2.632%, 5/15/48		1,633	1,669,539
WF-RBS Commercial Mortgage Trust
Series 2012-C10, Class XA 1.74%, 12/15/45(a)(e)		4,820	391,153
Series 2012-C6, Class XA 2.36%, 4/15/45(a)(e)		3,279	279,493
Series 2012-C9, Class A1 0.673%, 11/15/45		1,645	1,634,683
Series 2013-C12, Class A1 0.735%, 3/15/48		452	451,247
Series 2014-C24, Class A2 2.863%, 11/15/47		2,150	2,213,817

			82,884,104

Non-Agency Floating Rate CMBS – 0.8%
Carefree Portfolio Trust Series 2014-CARE, Class A 1.751%, 11/15/19(a)(b)		1,340	1,331,027
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.351%, 6/15/29(a)(b)		3,239	3,189,970
PFP III Ltd. Series 2014-1, Class A 1.599%, 6/14/31(a)(b)		176	175,732
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.48%, 4/15/32(a)(b)		725	706,338
Starwood Retail Property Trust Series 2014-STAR, Class A 1.647%, 11/15/27(a)(b)		1,625	1,607,860

			7,010,927

Total Commercial Mortgage-Backed Securities (cost $91,814,905)			89,895,031

COLLATERALIZED MORTGAGE OBLIGATIONS – 6.2%
Agency Floating Rate – 2.5%
Federal Home Loan Mortgage Corp. REMICs Series 4248, Class QF 0.927%, 6/15/39(b)		2,610	2,593,483

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		Principal Amount (000)	U.S. $ Value

Series 4286, Class VF 0.877%, 12/15/43(b)	U.S.$	3,039	$3,001,580
Federal National Mortgage Association REMICs Series 2013-57, Class FN 0.786%, 6/25/43(b)		2,902	2,862,316
Series 2014-49, Class AF 0.748%, 8/25/44(b)		5,524	5,453,629
NCUA Guaranteed Notes Trust Series 2010-R3, Class 1A 0.999%, 12/08/20(b)		7,380	7,390,697

			21,301,705

Agency Fixed Rate – 2.0%
Federal Home Loan Mortgage Corp. REMICs Series 3948, Class DA 3.00%, 12/15/24		3,302	3,394,839
Series 4461, Class EA 2.00%, 7/15/37		2,370	2,387,092
Federal National Mortgage Association REMICs Series 2010-9, Class EA 3.50%, 1/25/24		1,075	1,104,898
Series 2011-39, Class DA 3.50%, 7/25/24		547	550,260
Series 2014-54, Class LA 3.00%, 2/25/44		2,885	2,918,182
Series 2015-72, Class PC 3.00%, 10/25/43		5,797	5,939,961

			16,295,232

GSE Risk Share Floating Rate – 1.3%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN2, Class M1 1.277%, 4/25/24(b)		1,079	1,078,281
Series 2014-HQ1, Class M1 2.077%, 8/25/24(b)		1,349	1,351,900
Series 2014-HQ2, Class M1 1.877%, 9/25/24(b)		997	999,244
Series 2014-HQ3, Class M1 2.077%, 10/25/24(b)		750	750,826
Series 2015-DNA3, Class M1 1.786%, 4/25/28(b)		1,590	1,592,533
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C02, Class 1M1 1.386%, 5/25/24(b)		2,412	2,381,861
Series 2014-C04, Class 2M1 2.536%, 11/25/24(b)		1,341	1,343,710

AB POOLING PORTFOLIOS •	77

AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-C01, Class 1M1 1.936%, 2/25/25(b)	U.S.$	681	$681,324
Series 2015-C03, Class 1M1 1.936%, 7/25/25(b)		861	859,834

			11,039,513

Non-Agency Floating Rate – 0.4%
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 2.127%, 7/15/36(a)(b)		1,340	1,328,797
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.98%, 2/25/42(a)(b)		2,280	1,942,958

			3,271,755

Total Collateralized Mortgage Obligations (cost $52,545,976)			51,908,205

MORTGAGE PASS-THROUGHS – 1.7%
Agency ARMs – 0.1%
Federal National Mortgage Association Series 2007 1.941%, 1/01/37(b)		800	825,287

Agency Fixed Rate 15-Year – 0.3%
Federal Home Loan Mortgage Corp. Gold 5.00%, 7/01/25		975	1,053,742
Federal National Mortgage Association
Series 2006 6.00%, 5/01/21-1/01/22		640	694,337
Series 2007 6.00%, 2/01/22		200	217,565
Series 2001 6.00%, 11/01/16		3	3,190
Series 2005 6.00%, 6/01/19-5/01/20		16	16,967
Series 2002 6.00%, 12/01/17		10	10,516

			1,996,317

Agency Fixed Rate 30-Year – 1.3%
Federal National Mortgage Association Series 2010 5.00%, 2/01/40		6,485	7,329,497
Government National Mortgage Association 5.00%, 10/15/39		3,143	3,531,193

			10,860,690

Total Mortgage Pass-Throughs (cost $13,449,325)			13,682,294

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AB Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

AGENCIES – 1.1%
Agency Callables – 1.1%
Federal Home Loan Mortgage Corp. Series 0002 1.25%, 5/25/18 (cost $9,421,707)	U.S.$	9,427	$9,407,546

INFLATION-LINKED SECURITIES – 1.1%
United States – 1.1%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $9,330,671)		9,205	9,305,884

COVERED BONDS – 0.4%
DNB Boligkreditt AS 1.45%, 3/21/18(a) (cost $3,331,834)		3,335	3,329,967

		Shares
SHORT-TERM INVESTMENTS – 5.0%
Investment Companies – 5.0%
AB Fixed Income Shares, Inc.— Government STIF Portfolio, 0.40%(f)(g) (cost $41,909,621)		41,909,621	41,909,621

Total Investments – 97.1% (cost $815,734,743)			813,667,938
Other assets less liabilities – 2.9%			24,370,912

Net Assets – 100.0%			$838,038,850

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	1,459	June 2016	$319,258,275	$318,859,892	$(398,383)
Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	34	June 2016	4,115,569	4,113,469	2,100
U.S. T-Note 10 Yr (CBT) Futures	83	June 2016	10,824,358	10,832,797	(8,439)

					$(404,722)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	JPY	5,380,000	USD	45,017	3/25/16	$(2,732,979)

AB POOLING PORTFOLIOS •	79

AB Short Duration Bond Portfolio—Portfolio of Investments

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

				Rate Type
Clearing Broker/ (Exchange)		Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	NZD	11,260	4/29/17	3 Month BKBM	4.274%	$244,921

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, the aggregate market value of these securities amounted to $108,886,510 or 13.0% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at February 29, 2016.

(c)	Fair valued by the Adviser.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of February 29, 2016, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$35,213	$	– 0	–	0.00%

(e)	IO – Interest Only

(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency	Abbreviations:

JPY	– Japanese Yen

NZD	– New Zealand Dollar

USD	– United States Dollar

Glossary:

ABS	– Asset-Backed Securities

ARMs	– Adjustable Rate Mortgages

BKBM	– Bank Bill Benchmark (New Zealand)

CBT	– Chicago Board of Trade

CMBS	– Commercial Mortgage-Backed Securities

CME	– Chicago Mercantile Exchange

GSE	– Government-Sponsored Enterprise

NCUA	– National Credit Union Administration

REMICs	– Real Estate Mortgage Investment Conduits

TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

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AB GLOBAL CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2016 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 47.5%
Australia – 5.5%
Australia Government Bond Series 124 5.75%, 5/15/21(a)	AUD	29,815	$25,251,386
Series 142 4.25%, 4/21/26(a)		18,130	15,077,115
Series 144 3.75%, 4/21/37(a)		4,220	3,358,603

			43,687,104

Belgium – 1.0%
Belgium Government Bond Series 31 5.50%, 3/28/28	EUR	3,605	6,089,068
Series 75 1.00%, 6/22/31(a)		1,755	1,895,139

			7,984,207

Denmark – 0.5%
Denmark Government Bond 3.00%, 11/15/21	DKK	21,530	3,693,212

France – 1.6%
France Government Bond OAT 0.50%, 5/25/25(a)	EUR	6,633	7,292,343
2.50%, 5/25/30(a)		1,818	2,394,444
3.25%, 5/25/45(a)		1,225	1,893,289
4.50%, 4/25/41(a)		680	1,235,555

			12,815,631

Germany – 2.9%
Bundesrepublik Deutschland 0.50%, 2/15/25(a)		9,776	11,124,454
Series 00 5.50%, 1/04/31(a)		2,475	4,651,331
6.25%, 1/04/30(a)		3,545	6,947,331
Series 03 4.75%, 7/04/34(a)		325	609,994

			23,333,110

Ireland – 1.5%
Ireland Government Bond 2.40%, 5/15/30(a)		2,931	3,641,966
3.40%, 3/18/24(a)		3,820	5,055,274
5.40%, 3/13/25		2,209	3,362,715

			12,059,955

AB POOLING PORTFOLIOS •	81

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Italy – 4.7%
Italy Buoni Poliennali Del Tesoro 1.35%, 4/15/22	EUR	14,038	$15,825,560
3.75%, 3/01/21-5/01/21		5,702	7,220,290
4.25%, 9/01/19		2,245	2,788,932
4.50%, 5/01/23		1,905	2,579,788
5.50%, 11/01/22		6,000	8,474,529

			36,889,099

Japan – 6.7%
Japan Government Thirty Year Bond Series 36 2.00%, 3/20/42	JPY	250,050	2,832,968
Series 44 1.70%, 9/20/44		179,500	1,923,725
Series 49 1.40%, 12/20/45		490,250	4,905,152
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29		1,784,200	19,939,272
Series 143 1.60%, 3/20/33		935,050	10,004,384
Series 150 1.40%, 9/20/34		1,271,050	13,127,138

			52,732,639

Mexico – 2.7%
Mexican Bonos Series M 6.50%, 6/10/21	MXN	59,645	3,429,354
7.75%, 11/13/42		60,655	3,709,212
Series M 20 10.00%, 12/05/24		203,825	14,345,458

			21,484,024

Netherlands – 0.3%
Netherlands Government Bond 0.25%, 7/15/25(a)	EUR	2,519	2,740,221

Poland – 1.0%
Poland Government Bond Series 0725 3.25%, 7/25/25	PLN	29,353	7,644,198

Singapore – 0.1%
Singapore Government Bond 3.375%, 9/01/33	SGD	876	677,754

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		Principal Amount (000)	U.S. $ Value

South Africa – 0.1%
South Africa Government Bond Series R213 7.00%, 2/28/31	ZAR	21,030	$1,035,563

Spain – 1.5%
Spain Government Bond 1.95%, 7/30/30(a)	EUR	1,305	1,406,016
4.20%, 1/31/37(a)		2,715	3,801,403
4.70%, 7/30/41(a)		4,246	6,437,828

			11,645,247

Sweden – 0.4%
Sweden Government Bond Series 1054 3.50%, 6/01/22	SEK	24,950	3,525,612

United Kingdom – 7.4%
United Kingdom Gilt 1.75%, 9/07/22(a)	GBP	8,210	12,013,576
2.00%, 9/07/25(a)		7,330	10,805,483
3.50%, 7/22/68(a)		440	872,119
4.25%, 12/07/40(a)		1,005	1,931,074
4.50%, 12/07/42(a)		5,671	11,433,963
4.75%, 12/07/30(a)		5,269	10,156,466
5.00%, 3/07/25(a)		6,165	11,346,843

			58,559,524

United States – 9.6%
U.S. Treasury Bonds 3.00%, 11/15/45	U.S.$	7,155	7,729,919
3.625%, 8/15/43		1,565	1,909,239
4.625%, 2/15/40		9,898	13,845,040
5.375%, 2/15/31		5,280	7,564,424
6.25%, 5/15/30		2,080	3,172,000
U.S. Treasury Notes 1.00%, 3/15/18		1,825	1,832,271
1.25%, 1/31/20		7,000	7,033,635
1.375%, 4/30/20-9/30/20		9,960	10,039,097
1.50%, 2/28/19		15	14,845
1.625%, 8/15/22		2,852	2,882,414
2.00%, 2/15/25		4,820	4,931,650
2.125%, 6/30/21		875	910,615
2.25%, 11/15/25		7,665	8,006,330
2.75%, 2/15/24		6,045	6,560,953

			76,432,432

Total Governments - Treasuries (cost $377,356,156)			376,939,532

AB POOLING PORTFOLIOS •	83

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 24.0%
Industrial – 13.3%
Basic – 0.7%
Glencore Funding LLC 2.125%, 4/16/18(a)	U.S.$	1,257	$1,150,940
4.00%, 4/16/25(a)		1,065	766,800
4.125%, 5/30/23(a)		561	427,896
International Paper Co. 5.15%, 5/15/46		97	84,989
Minsur SA 6.25%, 2/07/24(a)		714	601,119
Mosaic Co. (The) 5.625%, 11/15/43		714	664,609
Rio Tinto Finance USA Ltd. 3.75%, 6/15/25		2,309	2,205,347

			5,901,700

Capital Goods – 0.2%
Yamana Gold, Inc. 4.95%, 7/15/24		2,097	1,624,944

Communications - Media – 2.0%
21st Century Fox America, Inc. 6.55%, 3/15/33		268	302,128
CBS Corp. 3.50%, 1/15/25		2,110	2,046,094
CCO Safari II LLC 3.579%, 7/23/20(a)		980	981,951
4.908%, 7/23/25(a)		980	1,005,383
Cox Communications, Inc. 2.95%, 6/30/23(a)		666	605,343
Discovery Communications LLC 3.45%, 3/15/25		1,001	900,681
McGraw Hill Financial, Inc. 4.40%, 2/15/26		1,677	1,760,929
Myriad International Holdings BV 6.00%, 7/18/20(a)		1,582	1,693,417
RELX Capital, Inc. 8.625%, 1/15/19		2,109	2,460,711
Time Warner, Inc. 3.55%, 6/01/24		1,386	1,364,130
3.60%, 7/15/25		990	973,092
7.625%, 4/15/31		380	461,290
Viacom, Inc. 3.875%, 4/01/24		1,511	1,414,346

			15,969,495

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AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 1.9%
America Movil SAB de CV 3.125%, 7/16/22	U.S.$	1,330	$1,332,150
American Tower Corp. 5.05%, 9/01/20		2,750	2,950,885
AT&T, Inc. 3.40%, 5/15/25		2,235	2,195,465
Bell Canada 3.25%, 6/17/20	CAD	924	707,813
3.35%, 6/18/19		460	353,255
4.70%, 9/11/23		625	511,909
British Telecommunications PLC 9.625%, 12/15/30	U.S.$	534	764,542
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.95%, 1/15/25		1,517	1,541,914
4.45%, 4/01/24		1,065	1,120,269
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	1,100	866,268
Verizon Communications, Inc. 6.55%, 9/15/43	U.S.$	2,358	2,875,041

			15,219,511

Consumer Cyclical - Automotive – 0.5%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		2,126	2,091,240
General Motors Financial Co., Inc. 3.10%, 1/15/19		1,825	1,805,500
3.25%, 5/15/18		133	132,653

			4,029,393

Consumer Cyclical - Restaurants – 0.1%
McDonald’s Corp. 2.10%, 12/07/18		915	926,573

Consumer Cyclical - Retailers – 0.3%
Kohl’s Corp. 4.25%, 7/17/25		1,401	1,346,472
Walgreens Boots Alliance, Inc. 3.30%, 11/18/21		1,088	1,096,620

			2,443,092

Consumer Non-Cyclical – 2.9%
AbbVie, Inc. 2.50%, 5/14/20		719	719,823
3.60%, 5/14/25		1,942	1,982,615
Actavis Funding SCS 3.00%, 3/12/20		1,469	1,493,020
3.80%, 3/15/25		1,305	1,343,424
3.85%, 6/15/24		697	719,312

AB POOLING PORTFOLIOS •	85

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Agilent Technologies, Inc. 5.00%, 7/15/20	U.S.$	505	$552,352
Ahold Finance USA LLC 6.875%, 5/01/29		3,078	3,789,110
Baxalta, Inc. 5.25%, 6/23/45(a)		980	938,003
Becton Dickinson and Co. 2.675%, 12/15/19		791	807,552
3.734%, 12/15/24		552	570,111
Celgene Corp. 3.875%, 8/15/25		965	994,707
Gilead Sciences, Inc. 3.65%, 3/01/26		1,845	1,931,416
Kraft Heinz Foods Co. 2.80%, 7/02/20(a)		1,465	1,482,057
3.50%, 7/15/22(a)		1,245	1,282,087
Perrigo Co. PLC 4.00%, 11/15/23		275	273,392
Perrigo Finance Unlimited Co. 3.50%, 12/15/21		262	259,617
Reynolds American, Inc. 4.45%, 6/12/25		1,955	2,122,876
5.85%, 8/15/45		788	924,780
Tyson Foods, Inc. 2.65%, 8/15/19		493	499,619

			22,685,873

Energy – 2.6%
Anadarko Petroleum Corp. 5.95%, 9/15/16		735	738,634
ConocoPhillips 5.75%, 2/01/19		796	828,093
Devon Energy Corp. 5.00%, 6/15/45		1,460	959,859
Energy Transfer Partners LP 6.70%, 7/01/18		972	969,994
7.50%, 7/01/38		1,054	940,074
EnLink Midstream Partners LP 4.15%, 6/01/25		2,460	1,698,332
Enterprise Products Operating LLC 4.90%, 5/15/46		990	872,595
Halliburton Co. 3.375%, 11/15/22		900	886,657
5.00%, 11/15/45		900	800,019
Kinder Morgan Energy Partners LP 2.65%, 2/01/19		183	171,149
3.95%, 9/01/22		495	447,467

86	• AB POOLING PORTFOLIOS

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kinder Morgan, Inc./DE 2.25%, 3/16/27	EUR	951	$832,664
5.00%, 2/15/21(a)	U.S.$	829	768,337
Noble Energy, Inc. 8.25%, 3/01/19		2,058	2,107,742
ONEOK Partners LP 3.20%, 9/15/18		700	635,312
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		1,727	1,327,673
Reliance Holding USA, Inc. 5.40%, 2/14/22(a)		554	604,903
Schlumberger Holdings Corp. 2.35%, 12/21/18(a)		2,065	2,040,484
Williams Partners LP 3.90%, 1/15/25		943	702,387
4.125%, 11/15/20		2,295	1,883,399
4.50%, 11/15/23		425	326,186

			20,541,960

Technology – 1.3%
Hewlett Packard Enterprise Co. 4.90%, 10/15/25(a)		1,830	1,736,751
HP, Inc. 3.75%, 12/01/20		211	216,076
4.375%, 9/15/21		181	182,610
4.65%, 12/09/21		460	469,294
KLA-Tencor Corp. 4.65%, 11/01/24		1,582	1,555,570
Motorola Solutions, Inc. 3.50%, 3/01/23		835	719,348
7.50%, 5/15/25		277	304,559
QUALCOMM, Inc. 3.00%, 5/20/22		2,455	2,488,567
Seagate HDD Cayman 4.75%, 1/01/25		1,234	945,492
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		1,483	1,522,040

			10,140,307

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.75%, 12/15/16		1,115	1,151,116

Transportation - Services – 0.6%
Asciano Finance Ltd. 5.00%, 4/07/18(a)		1,675	1,690,361
Penske Truck Leasing Co. LP/PTL Finance Corp. 3.375%, 2/01/22(a)		2,485	2,416,819

AB POOLING PORTFOLIOS •	87

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ryder System, Inc. 5.85%, 11/01/16	U.S.$	930	$958,039

			5,065,219

			105,699,183

Financial Institutions – 8.3%
Banking – 5.2%
ABN AMRO Bank NV 4.75%, 7/28/25(a)		573	556,478
Bank of America Corp. 4.20%, 8/26/24		1,340	1,341,311
4.875%, 4/01/44		2,050	2,135,686
Series L 2.60%, 1/15/19		1,280	1,286,345
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	1,003	1,283,296
Barclays PLC 3.65%, 3/16/25	U.S.$	920	845,345
BPCE SA 5.70%, 10/22/23(a)		540	555,557
Compass Bank 2.75%, 9/29/19		1,034	1,015,660
5.50%, 4/01/20		2,499	2,684,401
Cooperatieve Rabobank UA 3.95%, 11/09/22		1,486	1,479,420
4.375%, 8/04/25		1,682	1,690,815
Credit Suisse Group Funding Guernsey Ltd. 3.75%, 3/26/25		1,358	1,282,635
Fifth Third Bancorp 2.30%, 3/01/19		1,132	1,133,374
Goldman Sachs Group, Inc. (The) 3.75%, 5/22/25		1,943	1,967,482
Series G 7.50%, 2/15/19		2,855	3,249,244
ING Bank NV 3.75%, 3/07/17(a)		1,600	1,636,624
Lloyds Banking Group PLC 4.582%, 12/10/25(a)		3,158	3,110,835
Macquarie Bank Ltd. 5.00%, 2/22/17(a)		651	671,408
Mellon Capital III 6.369%, 9/05/66	GBP	850	1,177,513
Morgan Stanley Series F 3.875%, 4/29/24	U.S.$	1,280	1,315,118
Series G 5.50%, 7/24/20		723	800,379

88	• AB POOLING PORTFOLIOS

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Murray Street Investment Trust I 4.647%, 3/09/17	U.S.$	272	$278,278
Nationwide Building Society 6.25%, 2/25/20(a)		3,415	3,919,368
Nordea Bank AB 6.125%, 9/23/24(a)(b)		385	343,613
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(b)		605	601,975
Rabobank Capital Funding Trust IV 5.556%, 12/31/19(a)(b)	GBP	620	865,104
Santander Issuances SAU 5.179%, 11/19/25	U.S.$	2,000	1,859,948
Santander UK PLC 5.00%, 11/07/23(a)		925	933,447
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(a)		1,262	1,257,541

			41,278,200

Brokerage – 0.3%
Nomura Holdings, Inc. 2.00%, 9/13/16		2,586	2,592,843

Insurance – 2.1%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16		1,820	1,864,102
Berkshire Hathaway, Inc. 1.125%, 3/16/27	EUR	160	161,074
Dai-ichi Life Insurance Co., Ltd. (The) 5.10%, 10/28/24(a)(b)	U.S.$	623	649,477
Five Corners Funding Trust 4.419%, 11/15/23(a)		1,060	1,085,603
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		600	664,342
5.50%, 3/30/20		922	1,020,048
Humana, Inc. 6.30%, 8/01/18		369	404,422
7.20%, 6/15/18		610	677,689
Lincoln National Corp. 8.75%, 7/01/19		791	944,887
Markel Corp. 7.125%, 9/30/19		1,105	1,273,358
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		815	1,185,335
MetLife Capital Trust IV 7.875%, 12/15/37(a)		162	184,680
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Series E 6.25%, 5/26/42(a)	EUR	1,400	1,847,363

AB POOLING PORTFOLIOS •	89

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	740	$1,068,971
Prudential Financial, Inc. 5.625%, 6/15/43		1,660	1,640,080
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26		1,295	1,641,572
XLIT Ltd. 5.50%, 3/31/45		530	504,156

			16,817,159

Other Finance – 0.2%
SUAM Finance BV 4.875%, 4/17/24(a)		1,289	1,239,051

REITS – 0.5%
Healthcare Trust of America Holdings LP 3.375%, 7/15/21		568	573,825
Welltower, Inc. 4.00%, 6/01/25		2,902	2,849,839

			3,423,664

			65,350,917

Utility – 2.4%
Electric – 1.2%
Constellation Energy Group, Inc. 5.15%, 12/01/20		504	549,832
Entergy Corp. 4.00%, 7/15/22		1,706	1,791,039
Exelon Generation Co. LLC 4.25%, 6/15/22		2,463	2,499,088
RWE Finance BV Series E 6.50%, 4/20/21	GBP	1,455	2,323,012
TECO Finance, Inc. 4.00%, 3/15/16	U.S.$	745	745,688
5.15%, 3/15/20		915	995,872
Union Electric Co. 6.70%, 2/01/19		315	355,891

			9,260,422

Natural Gas – 1.1%
Centrica PLC 4.00%, 10/16/23(a)		1,865	1,914,275
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(a)		1,515	1,534,844
NiSource Finance Corp. 6.80%, 1/15/19		3,445	3,841,620
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		1,170	1,234,145

			8,524,884

90	• AB POOLING PORTFOLIOS

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Utility – 0.1%
Veolia Environnement SA Series E 6.125%, 11/25/33	EUR	640	$1,070,186

			18,855,492

Total Corporates - Investment Grade (cost $190,993,241)			189,905,592

COLLATERALIZED MORTGAGE OBLIGATIONS – 5.1%
GSE Risk Share Floating Rate – 5.0%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN1, Class M2 2.627%, 2/25/24(c)	U.S.$	2,195	2,184,444
Series 2014-DN3, Class M2 2.827%, 8/25/24(c)		1,592	1,603,183
Series 2014-HQ1, Class M2 2.927%, 8/25/24(c)		2,555	2,559,117
Series 2014-HQ2, Class M1 1.877%, 9/25/24(c)		2,478	2,482,221
Series 2014-HQ3, Class M1 2.077%, 10/25/24(c)		1,323	1,324,987
Series 2015-DNA1, Class M2 2.286%, 10/25/27(c)		1,090	1,067,918
Series 2015-DNA2, Class M2 3.036%, 12/25/27(c)		2,699	2,675,181
Series 2015-DNA3, Class M2 3.286%, 4/25/28(c)		1,111	1,108,087
Series 2015-HQ1, Class M2 2.636%, 3/25/25(c)		1,515	1,510,887
Series 2015-HQ2, Class M1 1.536%, 5/25/25(c)		1,194	1,191,821
Series 2015-HQA1, Class M2 3.086%, 3/25/28(c)		2,305	2,277,250
Series 2015-HQA2, Class M2 3.236%, 5/25/28(c)		1,586	1,572,511
Series 2016-DNA1, Class M2 3.336%, 7/25/28(c)		853	850,757
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M1 2.436%, 10/25/23(c)		581	582,992
Series 2014-C01, Class M1 2.036%, 1/25/24(c)		1,633	1,629,282

AB POOLING PORTFOLIOS •	91

AB Global Core Bond Portfolio—Portfolio of Investments

			Principal Amount (000)	U.S. $ Value

Series 2014-C04, Class 1M1 2.386%, 11/25/24(c)	U.S.$		2,370	$2,378,327
Series 2014-C04, Class 2M1 2.536%, 11/25/24(c)			1,179	1,182,183
Series 2015-C01, Class 1M1 1.936%, 2/25/25(c)			722	722,622
Series 2015-C01, Class 2M1 1.936%, 2/25/25(c)			529	529,250
Series 2015-C02, Class 2M1 1.636%, 5/25/25(c)			2,121	2,116,912
Series 2015-C03, Class 1M1 1.936%, 7/25/25(c)			812	811,260
Series 2015-C03, Class 2M1 1.936%, 7/25/25(c)			3,408	3,394,099
Series 2016-C01, Class 1M1 2.377%, 8/25/28(c)			2,679	2,682,659
Series 2016-C01, Class 2M1 2.527%, 8/25/28(c)			984	985,221

				39,423,171

Non-Agency Fixed Rate – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.628%, 5/25/35			749	695,205

Agency Fixed Rate – 0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.898%, 5/28/35			392	327,249

				327,249

Total Collateralized Mortgage Obligations (cost $40,688,608)				40,445,625

COVERED BONDS – 4.4%
Abbey National Treasury Services PLC/United Kingdom Series E 1.625%, 11/26/20(a)		EUR	2,015	2,343,130
Aib Mortgage Bank Series E 4.875%, 6/29/17			665	770,091
Bank of Nova Scotia (The) 1.75%, 3/22/17(a)		U.S.$	2,900	2,915,283
Bank of Scotland PLC Series E 4.75%, 6/08/22		EUR	3,180	4,419,878
CaixaBank SA 5.125%, 4/27/16			1,250	1,370,493

92	• AB POOLING PORTFOLIOS

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Suisse AG/Guernsey Series E 1.75%, 1/15/21(a)	EUR	2,000	$2,340,891
Danske Bank A/S Series E 1.25%, 6/11/21		940	1,083,360
DNB Boligkreditt AS Series E 3.875%, 6/16/21		1,778	2,313,937
National Australia Bank Ltd. 2.00%, 2/22/19(a)	U.S.$	3,190	3,225,840
Nationwide Building Society Series E 4.375%, 2/28/22	EUR	1,700	2,296,984
Nordea Hypotek AB Series 5521 3.25%, 6/17/20	SEK	15,700	2,034,568
Santander Consumer Finance SA 3.875%, 3/23/16	EUR	1,300	1,417,280
Skandinaviska Enskilda Banken AB Series 573 1.50%, 6/17/20	SEK	17,000	2,055,364
Stadshypotek AB Series 1586 4.50%, 9/21/22		15,000	2,095,771
Swedbank Hypotek AB Series 189 1.00%, 12/16/20(a)		17,400	2,047,023
UBS AG/London Series E 1.375%, 4/16/21(a)	EUR	2,040	2,355,313

Total Covered Bonds (cost $36,777,319)			35,085,206

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.4%
Non-Agency Fixed Rate CMBS – 2.8%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51	U.S.$	4,347	4,516,917
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		2,570	2,615,293
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.912%, 3/15/49		426	426,176

AB POOLING PORTFOLIOS •	93

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Commercial Mortgage Loan Trust Series 2008-LS1, Class A1A 6.097%, 12/10/49	U.S.$	3,418	$3,606,420
Commercial Mortgage Trust Series 2013-CR6, Class A2 2.122%, 3/10/46		5,420	5,436,808
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(a)		1,339	1,319,994
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		1,615	1,662,386
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class E 5.22%, 6/15/45(a)		911	831,815
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		1,249	1,264,703

			21,680,512

Non-Agency Floating Rate CMBS – 1.0%
Commercial Mortgage Trust Series 2014-KYO, Class A 1.329%, 6/11/27(a)(c)		2,026	1,976,064
Series 2014-SAVA, Class A 1.577%, 6/15/34(a)(c)		932	919,202
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.351%, 6/15/29(a)(c)		2,672	2,631,553
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.48%, 4/15/32(a)(c)		797	776,061
Starwood Retail Property Trust Series 2014-STAR, Class A 1.647%, 11/15/27(a)(c)		1,721	1,702,254

			8,005,134

Agency CMBS – 0.6%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		4,653	5,009,467

Total Commercial Mortgage-Backed Securities (cost $35,446,655)			34,695,113

94	• AB POOLING PORTFOLIOS

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGHS – 2.9%
Agency ARMs – 0.2%
Federal Home Loan Mortgage Corp. 2.461%, 5/01/38(d)	U.S.$	1,100	$1,158,732
Federal National Mortgage Association Series 2003 2.685%, 12/01/33(d)		570	600,026

			1,758,758

Agency Fixed Rate 30-Year – 2.2%
Federal Home Loan Mortgage Corp. Gold Series 2007 5.50%, 7/01/35		691	782,302
Federal National Mortgage Association Series 2003 5.50%, 4/01/33		568	642,171
Series 2004 5.50%, 4/01/34-5/01/34		557	629,492
Series 2005 5.50%, 2/01/35		426	482,120
Series 2006 5.00%, 1/01/36		1	1,221
4.00%, 12/01/44		4,097	4,459,973
Government National Mortgage Association 3.50%, 3/01/46, TBA		9,400	9,925,078

			16,922,357

Other Agency Fixed Rate Programs – 0.5%
Canadian Mortgage Pools 6.125%, 12/15/24	CAD	4,231	3,990,225

Total Mortgage Pass-Throughs (cost $22,216,820)			22,671,340

AGENCIES – 2.9%
Agency Debentures – 2.6%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20	U.S.$	22,014	20,587,185

Agency Subordinated – 0.3%
Federal National Mortgage Association Zero Coupon, 10/09/19		2,180	2,058,441

Total Agencies (cost $20,591,464)			22,645,626

AB POOLING PORTFOLIOS •	95

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 2.2%
United States – 2.2%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $17,276,739)	U.S.$	17,024	$17,209,910

GOVERNMENTS - SOVEREIGN AGENCIES – 2.1%
Canada – 1.1%
Canada Housing Trust No 1 3.35%, 12/15/20(a)	CAD	11,205	9,139,321

Colombia – 0.3%
Ecopetrol SA 5.875%, 5/28/45	U.S.$	737	515,900
Oleoducto Central SA 4.00%, 5/07/21(a)		1,041	925,449
Ecopetrol SA 7.375%, 9/18/43		730	582,175

			2,023,524

France – 0.5%
Dexia Credit Local SA/New York, NY 1.25%, 10/18/16(a)		1,383	1,382,746
Dexia Credit Local SA/New York, NY 1.50%, 10/07/17(a)		2,691	2,702,025

			4,084,771

Morocco – 0.1%
OCP SA 5.625%, 4/25/24(a)		654	665,445

United Arab Emirates – 0.1%
Abu Dhabi National Energy Co. PJSC 3.625%, 1/12/23(a)		619	608,824

Total Governments - Sovereign Agencies (cost $19,653,864)			16,521,885

QUASI-SOVEREIGNS – 0.8%
Quasi-Sovereign Bonds – 0.8%
Chile – 0.3%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)		2,595	2,672,606

Mexico – 0.4%
Petroleos Mexicanos 4.50%, 1/23/26(a)		3,970	3,533,300

96	• AB POOLING PORTFOLIOS

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Peru – 0.1%
Fondo MIVIVIENDA SA 3.50%, 1/31/23(a)	U.S.$	613	$574,688

Total Quasi-Sovereigns (cost $7,206,204)			6,780,594

SUPRANATIONALS – 0.7%
European Financial Stability Facility Series E 1.20%, 2/17/45(a)	EUR	3,085	3,320,042
International Bank for Reconstruction & Development 9.25%, 7/15/17	U.S.$	2,340	2,600,870

Total Supranationals (cost $5,625,942)			5,920,912

CORPORATES - NON-INVESTMENT GRADE – 0.6%
Financial Institutions – 0.4%
Banking – 0.4%
Societe Generale SA 5.922%, 4/05/17(a)(b)		1,515	1,488,487
UniCredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,386	1,417,666

			2,906,153

Industrial – 0.2%
Basic – 0.1%
Teck Resources Ltd. 4.50%, 1/15/21		1,960	1,274,000

Energy – 0.1%
Southwestern Energy Co. 4.10%, 3/15/22		823	460,880

			1,734,880

Total Corporates - Non-Investment Grade (cost $5,623,648)			4,641,033

GOVERNMENTS - SOVEREIGN BONDS – 0.4%
Indonesia – 0.4%
Indonesia Government International Bond 3.375%, 4/15/23(a) (cost $3,299,993)		3,326	3,202,426

AB POOLING PORTFOLIOS •	97

AB Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 0.4%
Other ABS - Fixed Rate – 0.4%
SBA Tower Trust Series 2014-1A, Class C 2.898%, 10/15/44(a)	U.S.$	1,248	$1,251,836
Series 2014-2A, Class C 3.869%, 10/15/49(a)		1,031	1,028,371
TAGUS-Sociedade de Titularizacao de Creditos SA/Volta II Electricity Receivables Series 2, Class SNR 2.98%, 2/16/18(a)	EUR	590	641,988

			2,922,195

Home Equity Loans - Floating Rate – 0.0%
Asset Backed Funding Certificates Trust Series 2003-WF1, Class A2 1.561%, 12/25/32(c)	U.S.$	238	227,049

Total Asset-Backed Securities (cost $3,193,429)			3,149,244

EMERGING MARKETS - TREASURIES – 0.4%
Brazil – 0.4%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17 (cost $4,967,775)	BRL	12,725	3,071,785

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.4%
United States – 0.4%
State of California Series 2010 7.625%, 3/01/40 (cost $2,016,468)	U.S.$	1,985	2,953,402

EMERGING MARKETS - CORPORATE BONDS – 0.2%
Industrial – 0.2%
Consumer Non-Cyclical – 0.2%
Raizen Energy Finance Ltd. 7.00%, 2/01/17(a) (cost $1,954,042)		1,885	1,929,769

98	• AB POOLING PORTFOLIOS

AB Global Core Bond Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.40%(e)(f) (cost $5,177,379)	5,177,379	$5,177,379

Total Investments – 100.0% (cost $800,065,746)		792,946,373
Other assets less liabilities – 0.0%		(326,162)

Net Assets – 100.0%		$792,620,211

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
UK Long Gilt Bond Futures	79	June 2016	$13,299,288	$13,404,758	$105,470

Sold Contracts
10 Yr Canadian Bond Futures	64	June 2016	6,712,368	6,696,585	15,783
10 Yr Japan Bond (OSE) Futures	11	March 2016	14,786,863	14,844,220	(57,357)
Euro BUXL 30 Yr Bond Futures	7	March 2016	1,156,593	1,293,019	(136,426)
Euro-BUND Futures	90	March 2016	15,684,478	16,309,272	(624,794)
U.S. Long Bond (CBT) Futures	129	June 2016	21,327,293	21,224,531	102,762
U.S. T-Note 10 Yr (CBT) Futures	188	June 2016	24,517,765	24,536,937	(19,172)

					$(613,734)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	8,796	EUR	8,085	3/04/16	$103
BNP Paribas SA	USD	8,216	EUR	7,328	3/04/16	(243,745)
BNP Paribas SA	AUD	9,262	USD	6,664	3/18/16	57,594
BNP Paribas SA	AUD	24,602	USD	17,396	3/18/16	(150,289)
BNP Paribas SA	USD	4,118	JPY	462,000	3/23/16	(17,950)
BNP Paribas SA	USD	8,068	NOK	69,708	4/06/16	(59,603)
Citibank	GBP	17,716	USD	25,271	3/10/16	611,905
Citibank	USD	4,034	RUB	306,908	4/07/16	5,163
Credit Suisse International	EUR	7,472	USD	8,327	3/04/16	198,496
Credit Suisse International	EUR	1,205	USD	1,307	3/04/16	(4,200)

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Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	USD	15,620	GBP	10,883	3/10/16	$(472,525)
Deutsche Bank AG	TWD	266,117	USD	8,045	3/18/16	52,550
Deutsche Bank AG	TWD	294,616	USD	8,795	3/18/16	(52,989)
Goldman Sachs Bank USA	PLN	30,299	USD	7,341	3/11/16	(242,935)
Goldman Sachs Bank USA	USD	3,975	TRY	11,788	3/31/16	(33,362)
Goldman Sachs Bank USA	CAD	37,397	USD	27,311	4/08/16	(330,462)
Goldman Sachs Bank USA	TWD	56,282	USD	1,703	6/21/16	20,407
Goldman Sachs Bank USA	BRL	12,725	USD	2,767	1/04/17	(144,566)
HSBC Bank USA	GBP	38,753	USD	55,510	3/10/16	1,572,035
HSBC Bank USA	MXN	321,426	USD	17,650	4/14/16	(15,767)
Morgan Stanley & Co., Inc.	EUR	4,374	USD	4,825	3/04/16	65,814
Royal Bank of Scotland PLC	AUD	17,288	USD	12,459	3/18/16	129,194
Royal Bank of Scotland PLC	USD	7,868	TWD	263,268	3/18/16	38,538
Royal Bank of Scotland PLC	ZAR	15,830	USD	998	5/11/16	14,308
Standard Chartered Bank	EUR	132,290	USD	143,382	3/04/16	(537,063)
Standard Chartered Bank	AUD	9,251	USD	6,612	3/18/16	14,109
Standard Chartered Bank	AUD	1,546	USD	1,092	3/18/16	(10,427)
Standard Chartered Bank	JPY	455,520	USD	4,044	3/23/16	1,816
Standard Chartered Bank	JPY	595,370	USD	5,168	3/23/16	(115,838)
Standard Chartered Bank	SEK	101,195	USD	11,908	4/06/16	72,684
Standard Chartered Bank	SGD	12,752	USD	9,033	4/08/16	(30,760)
Standard Chartered Bank	TWD	450,248	USD	13,658	6/21/16	199,538
State Street Bank & Trust Co.	EUR	1,593	USD	1,727	3/04/16	(5,794)
State Street Bank & Trust Co.	USD	593	EUR	544	3/04/16	(828)
State Street Bank & Trust Co.	JPY	5,145,020	USD	44,507	3/23/16	(1,153,040)
State Street Bank & Trust Co.	DKK	23,949	USD	3,592	4/06/16	94,742

						$(473,147)

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(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, the aggregate market value of these securities amounted to $278,913,988 or 35.2% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest rate was in effect at February 29, 2016.

(d)	Variable rate coupon, rate shown as of February 29, 2016.

(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
DKK	– Danish Krone
EUR	– Euro
GBP	– Great British Pound
JPY	– Japanese Yen
MXN	– Mexican Peso
NOK	– Norwegian Krone
PLN	– Polish Zloty
RUB	– Russian Ruble
SEK	– Swedish Krona
SGD	– Singapore Dollar
TRY	– Turkish Lira
TWD	– New Taiwan Dollar
USD	– United States Dollar
ZAR	– South African Rand

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CBT	– Chicago Board of Trade
CMBS	– Commercial Mortgage-Backed Securities
GSE	– Government-Sponsored Enterprise
OAT	– Obligations Assimilables du Trésor
OSE	– Osaka Securities Exchange
PJSC	– Public Joint Stock Company
REIT	– Real Estate Investment Trust
TBA	– To Be Announced
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

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AB BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2016 (unaudited)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 89.4%
United States – 89.4%
U.S. Treasury Inflation Index
0.125%, 4/15/17-7/15/22 (TIPS)(a)	U.S.$	251,883	$253,940,471
0.125%, 1/15/23 (TIPS)(a)(b)		40,011	39,773,825
0.125%, 7/15/24 (TIPS)		40,104	39,668,156
0.25%, 1/15/25 (TIPS)(a)(b)		40,634	40,353,383
0.375%, 7/15/23 (TIPS)(a)		36,874	37,445,189
0.375%, 7/15/25 (TIPS)		58,266	58,683,554
0.625%, 7/15/21-1/15/24 (TIPS)		77,634	80,092,880
2.00%, 1/15/26 (TIPS)		15,912	18,422,780

Total Inflation-Linked Securities (cost $566,413,779)			568,380,238

CORPORATES - INVESTMENT GRADE – 19.2%
Industrial – 12.6%
Basic – 1.3%
Barrick Gold Corp. 4.10%, 5/01/23		96	89,621
Dow Chemical Co. (The) 8.55%, 5/15/19		637	748,796
Eastman Chemical Co. 3.80%, 3/15/25		630	609,372
Glencore Funding LLC 3.125%, 4/29/19(c)		3,225	2,821,875
International Paper Co. 4.75%, 2/15/22		1,339	1,418,589
LyondellBasell Industries NV 5.75%, 4/15/24		1,087	1,216,478
Minsur SA 6.25%, 2/07/24(c)		459	386,433
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(c)		832	732,160

			8,023,324

Capital Goods – 0.2%
Yamana Gold, Inc. 4.95%, 7/15/24		1,566	1,213,478

Communications - Media – 1.4%
21st Century Fox America, Inc. 6.15%, 3/01/37-2/15/41		1,584	1,696,333
CBS Corp.
3.50%, 1/15/25		630	610,919
5.75%, 4/15/20		1,625	1,811,540

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		Principal Amount (000)	U.S. $ Value

Cox Communications, Inc. 2.95%, 6/30/23(c)	U.S.$	348	$316,306
Discovery Communications LLC 3.45%, 3/15/25		677	609,152
McGraw Hill Financial, Inc. 4.40%, 2/15/26		1,281	1,345,110
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(c)(d)		906	933,180
Time Warner, Inc. 3.55%, 6/01/24		1,124	1,106,264
Viacom, Inc. 3.875%, 4/01/24		635	594,381

			9,023,185

Communications - Telecommunications – 1.6%
American Tower Corp.
2.80%, 6/01/20		911	905,680
5.05%, 9/01/20		1,355	1,453,981
AT&T, Inc. 3.40%, 5/15/25		1,715	1,684,663
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
3.80%, 3/15/22		469	481,871
4.45%, 4/01/24		1,645	1,730,369
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	150	118,128
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	835	915,336
Verizon Communications, Inc.
4.272%, 1/15/36		2,262	2,088,568
7.35%, 4/01/39		780	945,561

			10,324,157

Consumer Cyclical - Automotive – 0.5%
Ford Motor Credit Co. LLC
2.597%, 11/04/19		919	903,974
5.00%, 5/15/18		337	352,553
5.875%, 8/02/21		1,166	1,286,193
General Motors Co. 3.50%, 10/02/18		775	776,550

			3,319,270

Consumer Cyclical - Retailers – 0.9%
CVS Health Corp. 3.875%, 7/20/25		1,490	1,593,665
Kohl’s Corp. 4.25%, 7/17/25		1,870	1,797,218
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		1,910	1,915,092

			5,305,975

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		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 3.3%
AbbVie, Inc. 3.60%, 5/14/25	U.S.$	972	$992,329
Actavis Funding SCS
3.80%, 3/15/25		1,664	1,712,995
3.85%, 6/15/24		517	533,550
Altria Group, Inc. 2.625%, 1/14/20		1,915	1,950,723
Baxalta, Inc. 3.60%, 6/23/22(c)		1,510	1,497,148
Bayer US Finance LLC 3.375%, 10/08/24(c)		611	633,927
Becton Dickinson and Co. 3.734%, 12/15/24		832	859,298
Biogen, Inc. 3.625%, 9/15/22		907	937,381
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		13	15,038
Gilead Sciences, Inc. 3.65%, 3/01/26		1,415	1,481,276
Grupo Bimbo SAB de CV 3.875%, 6/27/24(c)		1,270	1,245,334
Kraft Heinz Foods Co. 2.80%, 7/02/20(c)		750	758,732
3.50%, 7/15/22(c)		956	984,478
Laboratory Corp. of America Holdings 3.60%, 2/01/25		575	569,134
Medtronic, Inc. 3.50%, 3/15/25		1,910	2,005,437
Perrigo Finance Unlimited Co. 3.50%, 12/15/21		251	248,717
3.90%, 12/15/24		650	633,883
Reynolds American, Inc. 4.00%, 6/12/22		1,323	1,425,919
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		696	726,635
Tyson Foods, Inc. 2.65%, 8/15/19		367	371,927
3.95%, 8/15/24		1,207	1,273,501

			20,857,362

Energy – 2.5%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		654	388,918
Energy Transfer Partners LP 6.125%, 2/15/17		1,645	1,651,031
EnLink Midstream Partners LP 5.05%, 4/01/45		750	446,659
Enterprise Products Operating LLC 3.70%, 2/15/26		1,643	1,537,713
5.20%, 9/01/20		720	758,350

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		Principal Amount (000)	U.S. $ Value

Halliburton Co. 3.375%, 11/15/22	U.S.$	1,740	$1,714,203
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		1,439	1,300,817
4.15%, 3/01/22		625	560,506
Marathon Petroleum Corp. 5.125%, 3/01/21		590	590,650
Noble Energy, Inc. 3.90%, 11/15/24		996	838,063
8.25%, 3/01/19		1,370	1,403,113
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		1,323	1,017,088
Reliance Holding USA, Inc. 5.40%, 2/14/22(c)		434	473,877
Schlumberger Holdings Corp. 3.00%, 12/21/20(c)		1,640	1,611,162
Spectra Energy Capital LLC 8.00%, 10/01/19		450	477,947
Valero Energy Corp. 6.125%, 2/01/20		998	1,070,580

			15,840,677

Other Industrial – 0.1%
Hutchison Whampoa International 14 Ltd. 1.625%, 10/31/17(c)		636	634,262

Technology – 0.8%
KLA-Tencor Corp. 4.65%, 11/01/24		1,321	1,298,930
Motorola Solutions, Inc. 7.50%, 5/15/25		1,475	1,621,748
Seagate HDD Cayman 4.75%, 1/01/25		740	566,988
Tencent Holdings Ltd. 3.375%, 5/02/19(c)		1,230	1,262,380
Total System Services, Inc. 2.375%, 6/01/18		530	522,929

			5,272,975

			79,814,665

Financial Institutions – 5.4%
Banking – 3.5%
Bank of America Corp. 5.625%, 7/01/20		705	780,254
Series E 0.709%, 3/28/18(e)	EUR	1,850	1,976,543
Barclays Bank PLC 6.625%, 3/30/22(c)		459	587,271
Barclays PLC 3.65%, 3/16/25	U.S.$	475	436,455

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		Principal Amount (000)	U.S. $ Value

BPCE SA 5.70%, 10/22/23(c)	U.S.$	397	$408,438
Citigroup, Inc. 3.875%, 3/26/25		1,365	1,307,939
Cooperatieve Rabobank UA 3.95%, 11/09/22		361	359,402
4.375%, 8/04/25		977	982,120
Credit Suisse Group Funding Guernsey Ltd. 3.75%, 3/26/25		1,870	1,766,221
Goldman Sachs Group, Inc. (The) 2.236%, 11/29/23(e)		1,550	1,514,358
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(c)		1,710	1,775,761
Morgan Stanley 5.625%, 9/23/19		348	381,892
Series G 5.50%, 7/24/20-7/28/21		1,397	1,560,719
Murray Street Investment Trust I 4.647%, 3/09/17		184	188,247
PNC Bank NA 3.80%, 7/25/23		1,930	2,025,207
Rabobank Capital Funding Trust III 5.254%, 10/21/16(c)(d)		735	731,325
Santander Bank NA 1.551%, 1/12/18(e)		1,870	1,849,174
Santander Issuances SAU 5.179%, 11/19/25		1,000	929,974
Santander UK PLC 5.00%, 11/07/23(c)		1,050	1,059,589
UBS AG/Stamford CT 7.625%, 8/17/22		929	1,035,937
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(c)		970	966,573

			22,623,399

Insurance – 1.3%
American International Group, Inc. 6.40%, 12/15/20		1,165	1,329,649
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		1,330	1,472,624
6.10%, 10/01/41		760	891,332
Lincoln National Corp. 8.75%, 7/01/19		550	657,001
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		548	791,616
Prudential Financial, Inc. 5.625%, 6/15/43		762	752,856

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		Principal Amount (000)	U.S. $ Value

Swiss Re Capital I LP 6.854%, 5/25/16(c)(d)	U.S.$	1,815	$1,806,288
XLIT Ltd. 5.50%, 3/31/45		335	318,664

			8,020,030

REITS – 0.6%
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		23	22,422
Trust F/1401 5.25%, 12/15/24(c)		1,555	1,514,181
Welltower, Inc. 5.25%, 1/15/22		1,945	2,097,393

			3,633,996

			34,277,425

Utility – 1.2%
Electric – 0.9%
CMS Energy Corp. 5.05%, 3/15/22		669	740,324
Constellation Energy Group, Inc. 5.15%, 12/01/20		263	286,916
Entergy Corp. 4.00%, 7/15/22		1,308	1,373,200
Exelon Corp. 2.85%, 6/15/20		2,470	2,490,721
Exelon Generation Co. LLC 4.25%, 6/15/22		763	774,180

			5,665,341

Natural Gas – 0.3%
Talent Yield Investments Ltd. 4.50%, 4/25/22(c)		2,090	2,204,584

			7,869,925

Total Corporates - Investment Grade (cost $122,946,035)			121,962,015

COMMERCIAL MORTGAGE-BACKED SECURITIES – 10.4%
Non-Agency Fixed Rate CMBS – 8.4%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		3,194	3,319,274
Series 2007-5, Class AM 5.772%, 2/10/51		618	638,889
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		1,182	1,190,727

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		Principal Amount (000)	U.S. $ Value

BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(c)	U.S.$	1,950	$1,984,367
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(c)		1,970	2,026,604
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.912%, 3/15/49		102	102,039
Series 2013-GC11, Class D 4.457%, 4/10/46(c)		900	738,175
Series 2015-GC27, Class A5 3.137%, 2/10/48		1,475	1,479,558
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.767%, 5/15/46		1,914	1,984,304
Commercial Mortgage Trust Series 2006-C8, Class A1A 5.292%, 12/10/46		1,330	1,348,649
Series 2007-GG9, Class A4 5.444%, 3/10/39		2,851	2,911,246
Series 2007-GG9, Class AM 5.475%, 3/10/39		1,282	1,302,869
Series 2013-SFS, Class A1 1.873%, 4/12/35(c)		759	748,191
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.699%, 6/15/39		947	963,471
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48		1,346	1,407,727
DBUBS Mortgage Trust Series 2011-LC1A, Class E 5.646%, 11/10/46(c)		763	778,466
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(c)		1,320	1,315,171
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(c)		1,878	1,901,851
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.794%, 8/10/45		1,138	1,169,472
Series 2013-G1, Class A1 2.059%, 4/10/31(c)		1,431	1,410,617
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(c)		471	468,678

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		Principal Amount (000)	U.S. $ Value

Series 2006-CB15, Class A4 5.814%, 6/12/43	U.S.$	1,246	$1,246,336
Series 2006-LDP9, Class AM 5.372%, 5/15/47		778	781,619
Series 2007-CB19, Class AM 5.702%, 2/12/49		700	716,268
Series 2007-LD12, Class AM 6.01%, 2/15/51		598	625,821
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		3,832	3,923,823
Series 2008-C2, Class A1A 5.998%, 2/12/51		1,563	1,594,137
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		69	69,193
Series 2011-C5, Class D 5.323%, 8/15/46(c)		552	549,314
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class A3 3.801%, 8/15/48		1,273	1,338,972
Series 2015-C32, Class C 4.669%, 11/15/48		1,137	931,001
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39		611	613,008
Series 2007-C1, Class AM 5.455%, 2/15/40		620	634,604
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(c)		1,123	1,119,959
Series 2015-3, Class A2 2.729%, 4/20/48(c)		1,505	1,479,131
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		1,173	1,181,543
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		1,969	1,993,405
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		317	323,733
Series 2012-C4, Class A5 2.85%, 12/10/45		637	640,787
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		636	636,542

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		Principal Amount (000)	U.S. $ Value

WF-RBS Commercial Mortgage Trust Series 2012-C9, Class D 4.802%, 11/15/45(c)	U.S.$	680	$616,452
Series 2013-C14, Class A5 3.337%, 6/15/46		1,776	1,838,916
Series 2014-C20, Class A2 3.036%, 5/15/47		1,218	1,259,987

			53,304,896

Non-Agency Floating Rate CMBS – 1.7%
Carefree Portfolio Trust Series 2014-CARE, Class A 1.751%, 11/15/19(c)(e)		1,065	1,057,869
Commercial Mortgage Trust Series 2014-KYO, Class A 1.329%, 6/11/27(c)(e)		1,490	1,453,573
Series 2014-SAVA, Class A 1.577%, 6/15/34(c)(e)		691	681,397
H/2 Asset Funding NRE Series 2015-1A 2.084%, 6/24/49(c)(e)		1,481	1,473,507
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.351%, 6/15/29(c)(e)		1,987	1,956,922
Morgan Stanley Capital I Trust Series 2015-XLF2, Class AFSA 2.297%, 8/15/26(c)(e)		553	550,167
Series 2015-XLF2, Class SNMA 2.377%, 11/15/26(c)(e)		553	549,850
PFP III Ltd. Series 2014-1, Class A 1.599%, 6/14/31(c)(e)		141	141,013
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.48%, 4/15/32(c)(e)		595	579,505
Starwood Retail Property Trust Series 2014-STAR, Class A 1.647%, 11/15/27(c)(e)		1,299	1,285,112
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.471%, 12/15/47(f)		1,206	1,071,610

			10,800,525

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		Principal Amount (000)	U.S. $ Value

Agency CMBS – 0.3%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19	U.S.$	2,316	$2,370,774

Total Commercial Mortgage-Backed Securities (cost $68,666,963)			66,476,195

ASSET-BACKED SECURITIES – 9.7%
Autos - Fixed Rate – 5.2%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		713	715,405
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		1,572	1,569,667
AmeriCredit Automobile Receivables Trust Series 2013-3, Class A3 0.92%, 4/09/18		570	569,568
Series 2013-4, Class A3 0.96%, 4/09/18		284	283,441
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(c)		330	329,915
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(c)		3,140	3,163,991
Series 2014-1A, Class A 2.46%, 7/20/20(c)		1,591	1,596,405
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(c)		1,506	1,502,205
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		1,585	1,580,958
Series 2015-2, Class A3 1.31%, 8/15/19		1,210	1,211,342
Capital Auto Receivables Asset Trust Series 2014-1, Class B 2.22%, 1/22/19		400	400,281
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(c)		577	575,596
Series 2014-B, Class A 1.11%, 11/15/18(c)		472	468,778

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		Principal Amount (000)	U.S. $ Value

Drive Auto Receivables Trust Series 2015-BA, Class A2A 0.93%, 12/15/17(c)	U.S.$	232	$231,788
Series 2015-CA, Class A2A 1.03%, 2/15/18(c)		354	353,880
Series 2015-DA, Class A2A 1.23%, 6/15/18(c)		834	833,494
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(c)		307	305,555
Series 2015-1, Class A2 1.30%, 9/20/20(c)		1,376	1,366,866
Exeter Automobile Receivables Trust Series 2014-1A, Class A 1.29%, 5/15/18(c)		69	69,145
Series 2014-2A, Class A 1.06%, 8/15/18(c)		134	133,784
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(c)		35	34,558
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18		645	642,691
Series 2014-2, Class A 2.31%, 4/15/26(c)		1,373	1,386,215
GM Financial Automobile Leasing Trust Series 2015-1, Class A2 1.10%, 12/20/17		1,105	1,105,786
Series 2015-2, Class A3 1.68%, 12/20/18		1,723	1,726,485
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(c)		730	727,919
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		780	778,720
Hertz Vehicle Financing II LP Series 2015-2A, Class A 2.02%, 9/25/19(c)		900	899,550
Hertz Vehicle Financing LLC Series 2013-1A, Class B2 2.48%, 8/25/19(c)		853	822,816
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(c)		802	801,988
Series 2015-B, Class A3 1.40%, 11/15/18(c)		1,190	1,192,088

112	• AB POOLING PORTFOLIOS

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18	U.S.$	585	$585,596
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		659	659,726
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		1,287	1,287,366
Santander Drive Auto Receivables Trust Series 2015-3, Class A2A 1.02%, 9/17/18		889	887,723
Series 2015-4,Class A2A 1.20%, 12/17/18		621	620,298
TCF Auto Receivables Owner Trust Series 2015-1A, Class A2 1.02%, 8/15/18(c)		1,246	1,241,024
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(c)		599	598,683

			33,261,296

Credit Cards - Fixed Rate – 1.7%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		901	903,216
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		1,685	1,725,794
Capital One Multi-Asset Execution Trust Series 2015-A5, Class A5 1.60%, 5/17/21		1,487	1,496,668
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		1,526	1,532,141
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		2,269	2,296,221
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		1,310	1,314,740
Series 2013-A, Class A 1.61%, 12/15/21		809	811,197
Series 2015-B, Class A 2.55%, 6/17/24		1,163	1,188,183

			11,268,160

AB POOLING PORTFOLIOS •	113

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Autos - Floating Rate – 1.4%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 0.931%, 7/15/20(c)(e)	U.S.$	2,227	$2,223,259
Ford Credit Floorplan Master Owner Trust A Series 2015-2, Class A2 1.001%, 1/15/22(e)		1,429	1,425,852
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.812%, 7/20/19(e)		996	994,973
Series 2015-1, Class A 0.932%, 1/20/20(e)		1,290	1,277,264
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.979%, 12/10/27(c)(e)		1,046	1,046,822
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 1.186%, 10/25/19(c)(e)		1,301	1,294,683
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 0.782%, 7/22/19(c)(e)		680	669,612

			8,932,465

Other ABS - Fixed Rate – 0.7%
CIT Equipment Collateral Series 2014-VT1, Class A2 0.86%, 5/22/17(c)		1,084	1,083,689
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21		1,021	1,027,459
Dell Equipment Finance Trust Series 2015-2, Class A2A 1.42%, 12/22/17(c)		614	612,863
SBA Tower Trust 3.156%, 10/15/20(c)		1,573	1,575,045

			4,299,056

Credit Cards - Floating Rate – 0.7%
Cabela’s Credit Card Master Note Trust Series 2014-1, Class A 0.781%, 3/16/20(e)		600	598,788
Discover Card Execution Note Trust Series 2015-A1, Class A1 0.881%, 8/17/20(e)		1,228	1,228,024
First National Master Note Trust Series 2013-2, Class A 0.961%, 10/15/19(e)		1,619	1,620,574

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AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

World Financial Network Credit Card Master Trust Series 2015-A, Class A 0.911%, 2/15/22(e)	U.S.$	850	$846,964

			4,294,350

Total Asset-Backed Securities (cost $61,970,853)			62,055,327

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.4%
GSE Risk Share Floating Rate – 2.8%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.677%, 11/25/23(e)		1,940	1,859,207
Series 2014-DN2, Class M1 1.277%, 4/25/24(e)		345	345,050
Series 2014-DN3, Class M3 4.427%, 8/25/24(e)		1,965	1,810,592
Series 2014-DN4, Class M3 4.977%, 10/25/24(e)		250	237,621
Series 2014-HQ3, Class M3 5.177%, 10/25/24(e)		1,210	1,161,691
Series 2015-DNA1, Class M3 3.736%, 10/25/27(e)		315	283,938
Series 2015-DNA2, Class M2 3.036%, 12/25/27(e)		2,100	2,081,599
Series 2015-DNA3, Class M3 5.136%, 4/25/28(e)		417	367,181
Series 2015-HQ1, Class M2 2.636%, 3/25/25(e)		535	533,548
Series 2015-HQA1, Class M2 3.086%, 3/25/28(e)		1,880	1,857,367
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 1.636%, 7/25/24(e)		447	445,376
Series 2014-C04, Class 1M2 5.336%, 11/25/24(e)		1,111	1,064,550
Series 2014-C04, Class 2M2 5.436%, 11/25/24(e)		415	401,155
Series 2015-C01, Class 1M2 4.736%, 2/25/25(e)		835	796,802
Series 2015-C01, Class 2M2 4.986%, 2/25/25(e)		732	718,084

AB POOLING PORTFOLIOS •	115

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-C02, Class 2M2 4.436%, 5/25/25(e)	U.S.$	895	$827,973
Series 2015-C03, Class 1M1 1.936%, 7/25/25(e)		650	648,950
Series 2015-C03, Class 1M2 5.436%, 7/25/25(e)		340	315,043
Series 2015-C03, Class 2M2 5.436%, 7/25/25(e)		1,095	1,015,672
Series 2015-C04, Class 1M2 6.136%, 4/25/28(e)		417	395,805
Series 2015-C04, Class 2M2 5.986%, 4/25/28(e)		637	601,240

			17,768,444

Non-Agency Floating Rate – 0.6%
Bellemeade Re Ltd. Series 2015-1A, Class M1 2.936%, 7/25/25(c)(e)		811	799,532
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 2.127%, 7/15/36(c)(e)		1,779	1,764,128
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M1 3.186%, 11/25/25(c)(e)		488	488,022
Series 2015-WF1, Class 2M1 3.286%, 11/25/25(e)(g)		585	585,186

			3,636,868

Total Collateralized Mortgage Obligations (cost $22,322,695)			21,405,312

CORPORATES - NON-INVESTMENT GRADE – 2.8%
Financial Institutions – 1.3%
Banking – 1.2%
Bank of America Corp. Series Z 6.50%, 10/23/24(d)		480	489,600
Barclays Bank PLC 6.86%, 6/15/32(c)(d)		255	278,320
7.625%, 11/21/22		596	602,705
7.75%, 4/10/23		686	695,046
Credit Suisse Group AG 7.50%, 12/11/23(c)(d)		305	295,088
HBOS Capital Funding LP 4.939%, 5/23/16(d)	EUR	2,440	2,654,352

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AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Intesa Sanpaolo SpA 5.017%, 6/26/24(c)	U.S.$	1,365	$1,254,204
Royal Bank of Scotland Group PLC Series U 7.64%, 9/30/17(d)		300	291,750
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(c)		81	85,211
Societe Generale SA 5.922%, 4/05/17(c)(d)		230	225,975
8.00%, 9/29/25(c)(d)		710	646,408

			7,518,659

Finance – 0.1%
AerCap Aviation Solutions BV 6.375%, 5/30/17		453	467,722
International Lease Finance Corp. 5.875%, 4/01/19		539	569,319

			1,037,041

			8,555,700

Industrial – 1.2%
Basic – 0.2%
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.50%, 11/15/20		257	189,538
Novelis, Inc. 8.375%, 12/15/17		166	165,170
Teck Resources Ltd. 4.50%, 1/15/21		1,645	1,069,250

			1,423,958

Communications - Media – 0.0%
CSC Holdings LLC 8.625%, 2/15/19		268	288,100

Communications - Telecommunications – 0.3%
Numericable-SFR SA 5.375%, 5/15/22(c)	EUR	283	307,677
Sprint Capital Corp. 6.90%, 5/01/19	U.S.$	2,165	1,845,662

			2,153,339

Consumer Cyclical - Other – 0.2%
KB Home 4.75%, 5/15/19		632	603,560
MCE Finance Ltd. 5.00%, 2/15/21(c)		385	358,050

			961,610

AB POOLING PORTFOLIOS •	117

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.1%
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(c)	U.S.$	795	$667,303

Energy – 0.3%
Cenovus Energy, Inc. 5.70%, 10/15/19		303	264,394
ONEOK, Inc. 4.25%, 2/01/22		1,321	980,843
SM Energy Co. 6.50%, 1/01/23		74	29,415
Transocean, Inc. 6.50%, 11/15/20		785	463,150

			1,737,802

Technology – 0.1%
Advanced Micro Devices, Inc. 6.75%, 3/01/19		605	441,650

			7,673,762

Utility – 0.2%
Electric – 0.2%
AES Corp./VA 7.375%, 7/01/21		700	729,750
NRG Energy, Inc. Series WI 6.25%, 5/01/24		532	441,560

			1,171,310

Non Corporate Sectors – 0.1%
Agencies - Not Government Guaranteed – 0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(c)		730	719,050

Total Corporates - Non-Investment Grade (cost $21,157,202)			18,119,822

GOVERNMENTS - SOVEREIGN AGENCIES – 0.6%
Brazil – 0.2%
Petrobras Global Finance BV 5.75%, 1/20/20		1,450	1,160,000

Colombia – 0.1%
Ecopetrol SA 5.875%, 5/28/45		547	382,900

118	• AB POOLING PORTFOLIOS

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Israel – 0.2%
Israel Electric Corp. Ltd. Series 6 5.00%, 11/12/24(c)	U.S.$	1,380	$1,410,360

United Kingdom – 0.1%
Royal Bank of Scotland Group PLC 7.50%, 8/10/20(d)		735	663,264

Total Governments - Sovereign Agencies (cost $4,123,326)			3,616,524

QUASI-SOVEREIGNS – 0.4%
Quasi-Sovereign Bonds – 0.4%
Chile – 0.3%
Corp Nacional del Cobre de Chile 4.50%, 9/16/25(c)		1,350	1,336,098
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(c)		586	603,525

			1,939,623

Mexico – 0.1%
Petroleos Mexicanos 3.50%, 7/18/18		526	522,055

Total Quasi-Sovereigns (cost $2,437,074)			2,461,678

EMERGING MARKETS - TREASURIES – 0.4%
Brazil – 0.4%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17 (cost $3,907,852)	BRL	10,010	2,416,391

		Shares
COMMON STOCKS – 0.2%
Financials – 0.2%
Insurance – 0.2%
Mt Logan Re Ltd. (Preference Shares)(h)(i)(j) (cost $1,100,000)		1,100	1,108,802

		Principal Amount (000)
EMERGING MARKETS -CORPORATE BONDS – 0.1%
Industrial – 0.1%
Capital Goods – 0.0%
Odebrecht Finance Ltd. 5.25%, 6/27/29(c)	U.S.$	793	344,955

AB POOLING PORTFOLIOS •	119

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.1%
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24(c)	U.S.$	387	$345,398

Consumer Non-Cyclical – 0.0%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(g)(k)		761	20,014
11.75%, 2/09/22(g)(k)		270	7,101

			27,115

Total Emerging Markets - Corporate Bonds (cost $1,727,634)			717,468

		Shares
PREFERRED STOCKS – 0.1%
Financial Institutions – 0.1%
Insurance – 0.1%
Allstate Corp. (The) 5.10%, 1/15/53 (cost $740,144)		27,700	697,763

		Principal Amount (000)
GOVERNMENTS - SOVEREIGN BONDS – 0.1%
Mexico – 0.1%
Mexico Government International Bond Series E 5.95%, 3/19/19 (cost $387,587)	U.S.$	348	387,498

		Shares
SHORT-TERM INVESTMENTS – 5.7%
Investment Companies – 4.2%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.40%(l)(m) (cost $26,955,334)		26,955,334	26,955,334

120	• AB POOLING PORTFOLIOS

AB Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Repurchase Agreements – 1.5%
JP Morgan Term Repo 0.52%, dated 2/02/16 due 4/25/16 in the amount of $9,427,539 (collateralized by $9,000,000, U.S. Treasury Inflation Index Note, 0.125% due 4/15/17, value $9,416,250) (cost $9,416,250)	U.S.$	9,416	$9,416,250

Total Short-Term Investments (cost $36,371,584)			36,371,584

Total Investments – 142.5% (cost $914,272,728)			906,176,617
Other assets less liabilities – (42.5)%			(270,241,733)

Net Assets – 100.0%			$635,934,884

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Canada 10 Yr Bond Futures	70	June 2016	$7,341,877	$7,324,390	$(17,487)
U.S. Ultra Bond (CBT) Futures	40	June 2016	6,956,920	6,926,250	(30,670)

Sold Contracts
Euro-BOBL Futures	183	March 2016	26,249,690	26,542,887	(293,197)
U.S. T-Note 2 Yr (CBT) Futures	165	June 2016	36,103,863	36,060,235	43,628
U.S. T-Note 5 Yr (CBT) Futures	393	June 2016	47,571,137	47,546,859	24,278
U.S. T-Note 10 Yr (CBT) Futures	208	June 2016	27,126,038	27,147,250	(21,212)

					$(294,660)

AB POOLING PORTFOLIOS •	121

AB Bond Inflation Protection Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	1,342	JPY	149,537	3/25/16	$(14,860)
BNP Paribas SA	USD	4,462	NOK	38,553	4/06/16	(32,964)
Goldman Sachs Bank USA	BRL	10,511	USD	2,286	1/04/17	(119,408)
HSBC Bank USA	TWD	172,282	USD	5,135	3/18/16	(39,162)
HSBC Bank USA	USD	2,266	MXN	41,263	4/14/16	2,024
JPMorgan Chase Bank	JPY	1,300,000	USD	10,902	3/25/16	(635,983)
Standard Chartered Bank	SGD	7,031	USD	4,980	4/08/16	(16,959)
State Street Bank & Trust Co.	EUR	5,180	USD	5,614	3/04/16	(21,230)
State Street Bank & Trust Co.	USD	4,865	JPY	558,856	3/25/16	95,101

						$(783,441)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 29, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)%	3.63%	$14,957	$(683,404)	$(87,827)
Morgan Stanley & Co., LLC/(INTRCONX)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	3.63	5,995	(273,932)	(138,487)
CDX-NAIG Series 22, 5 Year Index, 6/20/19*	(1.00)	0.95	23,810	(83,763)	138,696

				$(1,041,099)	$(87,618)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

				Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	CAD	35,660	3/10/17	0.973%	3 Month CDOR	$(68,228)
Morgan Stanley & Co., LLC/(CME Group)	AUD	47,230	3/11/17	2.140%	3 Month BBSW	7,839
Morgan Stanley & Co., LLC/(CME Group)	CAD	33,470	6/05/17	1.054%	3 Month CDOR	(92,873)

122	• AB POOLING PORTFOLIOS

AB Bond Inflation Protection Portfolio—Portfolio of Investments

				Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	NZD	65,930	6/09/17	3.366%	3 Month BKBM	$(567,681)
Morgan Stanley & Co., LLC/(CME Group)	AUD	42,090	6/09/17	2.218%	3 Month BBSW	(53,432)
Morgan Stanley & Co., LLC/(CME Group)		28,930	10/30/17	1.915%	3 Month BBSW	41,544
Morgan Stanley & Co., LLC/(CME Group)		$43,660	5/06/19	3 Month LIBOR	1.751%	1,326,895
Morgan Stanley & Co., LLC/(CME Group)		8,240	7/02/19	3 Month LIBOR	1.701%	213,154
Morgan Stanley & Co., LLC/(CME Group)		14,230	10/31/19	3 Month LIBOR	1.747%	460,532
Morgan Stanley & Co., LLC/(CME Group)		14,575	5/18/20	3 Month LIBOR	1.663%	432,216
Morgan Stanley & Co., LLC/(CME Group)	GBP	12,180	6/05/20	6 Month LIBOR	1.651%	644,704
Morgan Stanley & Co., LLC/(CME Group)		$12,070	8/11/20	3 Month LIBOR	1.712%	338,731
Morgan Stanley & Co., LLC/(CME Group)		4,910	1/14/24	2.980%	3 Month LIBOR	(596,600)
Morgan Stanley & Co., LLC/(CME Group)		4,330	2/14/24	2.889%	3 Month LIBOR	(489,751)
Morgan Stanley & Co., LLC/(CME Group)		6,120	4/28/24	2.817%	3 Month LIBOR	(716,363)
Morgan Stanley & Co., LLC/(CME Group)		4,360	5/06/24	2.736%	3 Month LIBOR	(480,216)
Morgan Stanley & Co., LLC/(CME Group)		3,520	5/29/24	3 Month LIBOR	2.628%	352,880
Morgan Stanley & Co., LLC/(CME Group)		8,860	7/02/24	2.632%	3 Month LIBOR	(862,959)
Morgan Stanley & Co., LLC/(CME Group)		4,440	7/10/24	2.674%	3 Month LIBOR	(446,394)
Morgan Stanley & Co., LLC/(CME Group)		3,550	7/18/24	3 Month LIBOR	2.668%	353,998
Morgan Stanley & Co., LLC/(CME Group)		5,140	9/24/24	3 Month LIBOR	2.691%	568,289
Morgan Stanley & Co., LLC/(CME Group)	AUD	7,190	3/11/25	6 Month BBSW	2.973%	225,798
Morgan Stanley & Co., LLC/(CME Group)		$4,250	4/21/25	1.991%	3 Month LIBOR	(203,206)
Morgan Stanley & Co., LLC/(CME Group)	NZD	7,685	6/09/25	3 Month BKBM	4.068%	442,727
Morgan Stanley & Co., LLC/(CME Group)	AUD	4,560	6/09/25	6 Month BBSW	3.384%	249,524
Morgan Stanley & Co., LLC/(CME Group)		$2,500	6/09/25	2.488%	3 Month LIBOR	(224,009)
Morgan Stanley & Co., LLC/(CME Group)		8,120	8/04/25	2.293%	3 Month LIBOR	(560,769)
Morgan Stanley & Co., LLC/(CME Group)		3,450	11/10/35	2.631%	3 Month LIBOR	(417,163)
Morgan Stanley & Co., LLC/(CME Group)	GBP	1,130	6/05/45	2.396%	6 Month LIBOR	(348,980)
Morgan Stanley & Co., LLC/(CME Group)		$1,050	8/06/45	2.692%	3 Month LIBOR	(151,319)

						$(621,112)

AB POOLING PORTFOLIOS •	123

AB Bond Inflation Protection Portfolio—Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 29, 2016	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/19*	(5.00)%	11.96%		$605	$96,490	$33,038	$63,452
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	11.39		1,009	157,018	(40,972)	197,990
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	11.39		1,156	179,894	(48,673)	228,567

Sale Contracts
Bank of America, NA
Societe Generale, 3.75% 3/01/17, 12/20/17*	3.00	0.62	EUR	1,400	74,889	33,017	41,872
Credit Suisse International
Anadarko Petroleum Corp., 5.95%,, 9/15/16, 9/20/17*	1.00	2.47		$2,140	(49,453)	(23,427)	(26,026)
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.87		227	1,109	(2,026)	3,135
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.87		92	449	(820)	1,269
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.87		92	451	(825)	1,276
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.87		134	657	(1,077)	1,734

					$461,504	$(51,765)	$513,269

*	Termination date

INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$2,520	7/15/19	1.370%	CPI#	$(12,014)
Barclays Bank PLC	42,130	7/15/20	1.527%	CPI#	(381,289)

124	• AB POOLING PORTFOLIOS

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			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$14,120	1/15/21	1.490%	CPI#	$(145,686)
JPMorgan Chase Bank, NA	17,240	1/15/20	1.795%	CPI#	(349,488)

					$(888,477)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	$5,480	2/21/42	2.813%	3 Month LIBOR	$(889,484)
Morgan Stanley Capital Services LLC	3,990	3/06/42	2.804%	3 Month LIBOR	(688,231)

					$(1,577,715)

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at February 29, 2016
Barclays Capital, Inc.	0.46%	2/16/18	$1,776,547
HSBC	0.40%	2/02/18	10,066,338
HSBC	0.55%	4/06/16	15,117,462
HSBC	0.57%	4/12/16	38,507,287
HSBC	0.57%	4/19/16	23,073,658
HSBC	0.58%	4/11/16	33,591,565
HSBC	0.65%	4/27/16	16,995,233
JPMorgan Chase	0.53%	4/13/16	24,947,601
JPMorgan Chase	0.53%	4/14/16	11,238,546
JPMorgan Chase	0.55%	4/05/16	51,274,267
JPMorgan Chase	0.57%	4/25/16	51,172,902

			$277,761,406

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements in relation to the reverse repurchase agreements on the statements of assets and liabilities is as follows:

Remaining Contracted Maturity of the Agreements

Reverse Repurchase Agreements

	Overnight and Continuous			Up to 30 Days			31-90 Days	Greater than 90 Days	Total
Inflation-Linked Securities	$	– 0	–	$	– 0	–	$265,918,521	$11,842,885	$277,761,406

AB POOLING PORTFOLIOS •	125

AB Bond Inflation Protection Portfolio—Portfolio of Investments

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, the aggregate market value of these securities amounted to $90,143,484 or 14.2% of net assets.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Floating Rate Security. Stated interest rate was in effect at February 29, 2016.

(f)	Variable rate coupon, rate shown as of February 29, 2016.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.09% of net assets as of February 29, 2016, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Virgolino de Oliveira Finance SA
10.50%, 1/28/18	1/24/14	$420,912	$20,014	0.00%
Virgolino de Oliveira Finance SA
11.75%, 2/09/22	1/30/14	132,510	7,101	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1
3.286%, 11/25/25	9/28/15	585,016	585,186	0.09%

(h)	Effective prepayment date of April 2017.

(i)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

(j)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/14	$1,100,000	$1,108,802	0.17%

(k)	Security is in default and is non-income producing.

(l)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(m)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
EUR	– Euro
GBP	– Great British Pound
JPY	– Japanese Yen
MXN	– Mexican Peso
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
SGD	– Singapore Dollar
TWD	– New Taiwan Dollar
USD	– United States Dollar

Glossary:

ABS	– Asset-Backed Securities
BBSW	– Bank Bill Swap Reference Rate (Australia)

126	• AB POOLING PORTFOLIOS

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BKBM	– Bank Bill Benchmark (New Zealand)
BOBL	– Bundesobligationen
CBT	– Chicago Board of Trade
CDOR	– Canadian Dealer Offered Rate
CDX-NAHY	– North American High Yield Credit Default Swap Index
CDX-NAIG	– North American Investment Grade Credit Default Swap Index
CMBS	– Commercial Mortgage-Backed Securities
CME	– Chicago Mercantile Exchange
FHLMC	– Federal Home Loan Mortgage Corporation
GSE	– Government-Sponsored Enterprise
INTRCONX	– Inter-Continental Exchange
LIBOR	– London Interbank Offered Rates
REIT	– Real Estate Investment Trust
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

AB POOLING PORTFOLIOS •	127

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AB HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2016 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 68.7%
Industrial – 56.1%
Basic – 3.8%
AK Steel Corp. 7.625%, 5/15/20	U.S.$	445	$269,225
Aleris International, Inc. 7.625%, 2/15/18		221	194,480
7.875%, 11/01/20		193	151,505
ArcelorMittal 5.125%, 6/01/20		180	160,650
6.125%, 6/01/18-6/01/25		1,937	1,884,272
6.50%, 3/01/21		249	224,100
8.00%, 10/15/39		374	294,151
Cliffs Natural Resources, Inc. 5.95%, 1/15/18(a)		55	11,138
8.25%, 3/31/20(b)		323	240,635
Consolidated Energy Finance SA 6.75%, 10/15/19(b)		890	769,850
Freeport-McMoRan, Inc. 2.375%, 3/15/18		559	482,137
3.875%, 3/15/23		1,442	948,115
5.40%, 11/14/34		153	89,123
5.45%, 3/15/43		338	196,040
Jefferson Smurfit Corp./US 8.25%, 10/01/49(c)(d)		630	315
Joseph T. Ryerson & Son, Inc. 9.00%, 10/15/17		479	368,830
Lundin Mining Corp. 7.875%, 11/01/22(b)		108	88,560
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(e)(f)		645	19,350
Momentive Performance Materials, Inc. 3.88%, 10/24/21		461	313,480
8.875%, 10/15/20(d)(g)(h)		461	– 0	–
Novelis, Inc. 8.375%, 12/15/17		164	163,180
8.75%, 12/15/20		509	472,098
Peabody Energy Corp. 6.00%, 11/15/18		1,476	40,590
10.00%, 3/15/22(b)		280	9,800
Smurfit-Stone Container Enterprises, Inc. 8.00%, 3/15/17(c)(d)		650	325
Steel Dynamics, Inc. 5.50%, 10/01/24		84	78,750
6.125%, 8/15/19		645	659,512

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		Principal Amount (000)	U.S. $ Value

Teck Resources Ltd. 2.50%, 2/01/18	U.S.$	16	$13,710
3.85%, 8/15/17		242	222,640
4.50%, 1/15/21		353	229,450
5.20%, 3/01/42		249	129,480
5.40%, 2/01/43		216	112,320
6.25%, 7/15/41		54	28,620
Thompson Creek Metals Co., Inc. 7.375%, 6/01/18		474	79,395
9.75%, 12/01/17		378	297,675
WR Grace & Co.-Conn 5.125%, 10/01/21(b)		211	219,440

			9,462,941

Capital Goods – 3.9%
Abengoa Finance SAU 7.75%, 2/01/20(b)(f)		240	25,800
Accudyne Industries Borrower/Accudyne Industries LLC 7.75%, 12/15/20(b)		328	235,340
American Builders & Contractors Supply Co., Inc. 5.75%, 12/15/23(b)		133	136,990
Apex Tool Group LLC 7.00%, 2/01/21(b)		368	276,000
Ardagh Finance Holdings SA 8.625%, 6/15/19(b)(i)		432	402,474
Ardagh Packaging Finance PLC 9.25%, 10/15/20(b)	EUR	145	163,259
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 6.00%, 6/30/21(b)	U.S.$	570	521,550
Berry Plastics Corp. 5.125%, 7/15/23		299	299,000
6.00%, 10/15/22(b)		144	149,760
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer 6.00%, 6/15/17(b)		171	170,359
Bombardier, Inc. 6.00%, 10/15/22(b)		536	377,880
6.125%, 1/15/23(b)		72	50,400
7.50%, 3/15/25(b)		556	390,590
EnPro Industries, Inc. 5.875%, 9/15/22		266	258,685
Gardner Denver, Inc. 6.875%, 8/15/21(b)		441	293,265
GFL Escrow Corp. 9.875%, 2/01/21(b)		250	253,750

AB POOLING PORTFOLIOS •	129

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

KLX, Inc. 5.875%, 12/01/22(b)	U.S.$	238	$226,695
Milacron LLC/Mcron Finance Corp. 7.75%, 2/15/21(b)		308	255,640
MTW Foodservice Escrow Corp. 9.50%, 2/15/24(b)		63	66,386
Pactiv LLC 7.95%, 12/15/25		597	513,420
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 8.25%, 2/15/21		569	559,043
9.00%, 4/15/19		750	752,850
9.875%, 8/15/19		400	412,000
Sealed Air Corp. 6.875%, 7/15/33(b)		581	604,240
SPX FLOW, Inc. 6.875%, 9/01/17		300	308,250
Standard Industries, Inc./NJ 6.00%, 10/15/25(b)		322	329,245
TransDigm, Inc. 6.00%, 7/15/22		530	516,750
6.50%, 7/15/24		90	87,750
United Rentals North America, Inc. 5.50%, 7/15/25		758	719,153
5.75%, 11/15/24		400	389,920

			9,746,444

Communications - Media – 8.4%
Altice Financing SA 6.625%, 2/15/23(b)		1,629	1,604,565
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(b)	GBP	275	407,925
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, 2/15/23	U.S.$	445	441,662
5.375%, 5/01/25(b)		640	633,600
5.875%, 5/01/27(b)		334	334,000
CCOH Safari LLC 5.75%, 2/15/26(b)		921	923,422
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, 12/15/21(b)		855	784,462
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/22		525	476,437
Series B 6.50%, 11/15/22		35	33,950
CSC Holdings LLC 5.25%, 6/01/24		362	309,510
7.625%, 7/15/18		559	595,335

130	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

DISH DBS Corp. 5.00%, 3/15/23	U.S.$	150	$132,750
5.875%, 11/15/24		1,893	1,700,955
Hughes Satellite Systems Corp. 7.625%, 6/15/21		265	286,863
iHeartCommunications, Inc. 6.875%, 6/15/18		1,231	689,360
9.00%, 12/15/19-9/15/22		754	518,795
Intelsat Jackson Holdings SA 5.50%, 8/01/23		1,484	964,600
Intelsat Luxembourg SA 7.75%, 6/01/21		495	148,500
Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, 4/01/23		350	339,500
Neptune Finco Corp. 6.625%, 10/15/25(b)		209	221,018
10.125%, 1/15/23(b)		933	997,144
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(b)		562	569,025
Radio One, Inc. 7.375%, 4/15/22(b)		400	355,000
9.25%, 2/15/20(b)		511	371,753
RR Donnelley & Sons Co. 8.25%, 3/15/19		390	401,700
Sinclair Television Group, Inc. 5.625%, 8/01/24(b)		755	753,112
6.125%, 10/01/22		121	124,630
Sirius XM Radio, Inc. 6.00%, 7/15/24(b)		595	624,750
Starz LLC/Starz Finance Corp. 5.00%, 9/15/19		315	318,938
TEGNA, Inc. 4.875%, 9/15/21(b)		455	466,375
5.125%, 7/15/20		170	177,650
5.50%, 9/15/24(b)		56	57,400
Time, Inc. 5.75%, 4/15/22(b)		959	807,957
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.00%, 1/15/25(b)		273	273,852
5.50%, 1/15/23(b)		307	321,583
Univision Communications, Inc. 5.125%, 2/15/25(b)		1,075	1,052,156
UPCB Finance IV Ltd. 5.375%, 1/15/25(b)		319	315,810
Videotron Ltd. 5.00%, 7/15/22		500	511,250

AB POOLING PORTFOLIOS •	131

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Virgin Media Finance PLC 4.875%, 2/15/22	U.S.$	208	$183,560
5.75%, 1/15/25(b)		200	199,000
6.00%, 10/15/24(b)		226	226,565
Wave Holdco LLC/Wave Holdco Corp. 8.25% (8.25% Cash or 9.00% PIK), 7/15/19(b)(i)		159	150,898
Ziggo Bond Finance BV 5.875%, 1/15/25(b)		262	254,140

			21,061,457

Communications - Telecommunications – 7.9%
Altice Luxembourg SA 7.25%, 5/15/22(b)	EUR	520	538,812
7.625%, 2/15/25(b)	U.S.$	220	201,025
7.75%, 5/15/22(b)		332	321,210
CenturyLink, Inc. Series T 5.80%, 3/15/22		265	257,381
Series W 6.75%, 12/01/23		335	327,463
Columbus International, Inc. 7.375%, 3/30/21(b)		829	852,834
CommScope Technologies Finance LLC 6.00%, 6/15/25(b)		162	160,380
Communications Sales & Leasing, Inc./CSL Capital LLC 6.00%, 4/15/23(b)		388	374,905
8.25%, 10/15/23		656	585,480
Frontier Communications Corp. 6.25%, 9/15/21		655	580,494
7.125%, 3/15/19-1/15/23		812	753,547
7.625%, 4/15/24		579	506,625
7.875%, 1/15/27		127	98,425
9.00%, 8/15/31		360	293,400
10.50%, 9/15/22(b)		92	92,920
11.00%, 9/15/25(b)		596	596,745
Level 3 Financing, Inc. 5.375%, 1/15/24(b)		262	268,550
7.00%, 6/01/20		800	839,000
Numericable-SFR SA 6.00%, 5/15/22(b)		883	874,170
6.25%, 5/15/24(b)		535	521,625
Sable International Finance Ltd. 6.875%, 8/01/22(b)		344	327,660
Sprint Capital Corp. 6.875%, 11/15/28		95	68,875
8.75%, 3/15/32		1,310	1,008,700

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		Principal Amount (000)	U.S. $ Value

Sprint Communications, Inc. 6.00%, 11/15/22	U.S.$	425	$299,625
9.00%, 11/15/18(b)		945	981,004
Sprint Corp. 7.125%, 6/15/24		360	256,500
7.25%, 9/15/21		520	391,300
7.625%, 2/15/25		1,665	1,190,475
T-Mobile USA, Inc. 6.25%, 4/01/21		900	942,750
6.375%, 3/01/25		1,300	1,313,000
6.50%, 1/15/24-1/15/26		1,153	1,178,519
Telecom Italia Capital SA 6.375%, 11/15/33		420	386,400
7.20%, 7/18/36		330	306,900
7.721%, 6/04/38		360	347,400
Wind Acquisition Finance SA 4.75%, 7/15/20(b)		380	366,700
6.50%, 4/30/20(b)		510	516,375
Windstream Services LLC 6.375%, 8/01/23		460	333,500
7.50%, 4/01/23		340	256,873
Zayo Group LLC/Zayo Capital, Inc. 6.00%, 4/01/23		345	339,825
6.375%, 5/15/25		118	112,690

			19,970,062

Consumer Cyclical - Automotive – 1.8%
Affinia Group, Inc. 7.75%, 5/01/21		579	596,370
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		536	447,560
Exide Technologies Series AI 7.00%, 4/30/25(c)(d)(i)(j)		1,019	774,120
11.00%, 4/30/20(g)(i)		1,381	1,104,599
Gates Global LLC/Gates Global Co. 6.00%, 7/15/22(b)		286	212,712
LKQ Corp. 4.75%, 5/15/23		284	272,640
Meritor, Inc. 7.875%, 3/01/26(a)(j)		233	259,941
Titan International, Inc. 6.875%, 10/01/20		332	242,360
ZF North America Capital, Inc. 4.00%, 4/29/20(b)		332	334,075
4.75%, 4/29/25(b)		441	421,155

			4,665,532

AB POOLING PORTFOLIOS •	133

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.5%
AMC Entertainment, Inc. 5.75%, 6/15/25	U.S.$	324	$334,935
Carlson Travel Holdings, Inc. 7.50% (7.50% Cash or 8.25% PIK), 8/15/19(b)(i)		304	264,480
ClubCorp Club Operations, Inc. 8.25%, 12/15/23(b)		127	117,475
Regal Entertainment Group 5.75%, 3/15/22-6/15/23		645	645,431

			1,362,321

Consumer Cyclical - Other – 3.3%
Beazer Homes USA, Inc. 5.75%, 6/15/19		350	281,750
Boyd Gaming Corp. 9.00%, 7/01/20		470	495,850
Caesars Entertainment Operating Co., Inc. 9.00%, 2/15/20(f)		145	110,200
10.00%, 12/15/18(f)		825	272,250
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope 8.00%, 10/01/20		350	342,125
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375%, 5/01/22		380	298,300
CalAtlantic Group, Inc. 5.875%, 11/15/24		100	104,750
DR Horton, Inc. 4.00%, 2/15/20		500	508,750
Eldorado Resorts, Inc. 7.00%, 8/01/23		229	228,427
International Game Technology PLC 6.25%, 2/15/22(b)		558	526,961
6.50%, 2/15/25(b)		650	578,500
K. Hovnanian Enterprises, Inc. 5.00%, 11/01/21		448	244,160
KB Home 4.75%, 5/15/19		290	276,950
7.50%, 9/15/22		129	122,228
MDC Holdings, Inc. 5.50%, 1/15/24		46	44,505
6.00%, 1/15/43		379	282,355
Meritage Homes Corp. 6.00%, 6/01/25		636	623,280
7.00%, 4/01/22		45	46,688

134	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

PulteGroup, Inc. 6.00%, 2/15/35	U.S.$	555	$535,575
6.375%, 5/15/33		86	86,860
7.875%, 6/15/32		31	35,185
Scientific Games International, Inc. 7.00%, 1/01/22(b)		131	127,398
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(b)		81	79,178
6.125%, 4/01/25(b)		624	611,520
Studio City Finance Ltd. 8.50%, 12/01/20(b)		325	317,687
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625%, 3/01/24(b)		215	192,425
5.875%, 4/15/23(b)		253	231,495
Toll Brothers Finance Corp. 4.00%, 12/31/18		157	160,532
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22		219	218,452
5.50%, 3/01/25(b)		228	217,740
Wynn Macau Ltd. 5.25%, 10/15/21(b)		200	184,500

			8,386,576

Consumer Cyclical - Restaurants – 0.5%
1011778 BC ULC/New Red Finance, Inc. 6.00%, 4/01/22(b)		414	431,595
Pizzaexpress Financing 1 PLC 8.625%, 8/01/22(b)	GBP	103	142,864
Pizzaexpress Financing 2 PLC 6.625%, 8/01/21(b)		107	150,002
Stonegate Pub Co. Financing PLC 5.75%, 4/15/19(b)		330	454,143

			1,178,604

Consumer Cyclical - Retailers – 2.5%
American Tire Distributors, Inc. 10.25%, 3/01/22(b)	U.S.$	395	339,700
Argos Merger Sub, Inc. 7.125%, 3/15/23(b)		512	523,520
Brighthouse Group PLC 7.875%, 5/15/18(b)	GBP	330	425,666
Cash America International, Inc. 5.75%, 5/15/18	U.S.$	544	534,480
Dollar Tree, Inc. 5.75%, 3/01/23(b)		384	408,480
Group 1 Automotive, Inc. 5.00%, 6/01/22		410	383,350

AB POOLING PORTFOLIOS •	135

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

L Brands, Inc. 6.875%, 11/01/35(b)	U.S.$	370	$393,125
8.50%, 6/15/19		820	960,425
Levi Strauss & Co. 5.00%, 5/01/25		269	269,027
Neiman Marcus Group Ltd. LLC 8.75% (8.75% Cash or 9.50% PIK), 10/15/21(b)(i)		253	152,433
Party City Holdings, Inc. 6.125%, 8/15/23(b)		302	295,960
Rite Aid Corp. 6.125%, 4/01/23(b)		1,276	1,362,130
Sally Holdings LLC/Sally Capital, Inc. 5.625%, 12/01/25		225	234,000

			6,282,296

Consumer Non-Cyclical – 11.9%
Acadia Healthcare Co., Inc. 5.625%, 2/15/23		270	272,700
6.50%, 3/01/24(b)		56	57,820
Air Medical Merger Sub Corp. 6.375%, 5/15/23(b)		570	495,900
Alere, Inc. 6.375%, 7/01/23(b)		76	83,410
AMAG Pharmaceuticals, Inc. 7.875%, 9/01/23(b)		162	140,940
Amsurg Corp. 5.625%, 7/15/22		243	250,290
Aramark Services, Inc. 5.125%, 1/15/24(b)		67	70,183
BI-LO LLC/BI-LO Finance Corp. 8.625% (8.625% Cash or 9.375% PIK), 9/15/18(b)(i)		729	473,850
9.25%, 2/15/19(b)		330	292,050
Boparan Finance PLC 5.25%, 7/15/19(b)	GBP	121	154,951
5.50%, 7/15/21(b)		225	270,811
Care UK Health & Social Care PLC 5.591%, 7/15/19(b)(k)		233	274,440
Cerberus Nightingale 1 SARL 8.25%, 2/01/20(b)	EUR	520	554,595
CHS/Community Health Systems, Inc. 6.875%, 2/01/22(l)	U.S.$	1,228	1,053,010
Concordia Healthcare Corp. 7.00%, 4/15/23(b)		60	52,200
9.50%, 10/21/22(b)		250	242,500
Constellation Brands, Inc. 3.75%, 5/01/21		522	533,745

136	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

DaVita HealthCare Partners, Inc. 5.00%, 5/01/25	U.S.$	698	$696,255
Endo Finance LLC 5.75%, 1/15/22(b)		225	227,250
Endo Finance LLC/Endo Finco, Inc. 7.75%, 1/15/22(b)		93	96,488
Endo Ltd./Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23-2/01/25(b)		1,110	1,114,155
Envision Healthcare Corp. 5.125%, 7/01/22(b)		553	555,765
First Quality Finance Co., Inc. 4.625%, 5/15/21(b)		1,045	952,256
Galaxy Bidco Ltd. 6.375%, 11/15/20(b)	GBP	215	288,774
Grifols Worldwide Operations Ltd. 5.25%, 4/01/22	U.S.$	270	279,112
HCA, Inc. 4.25%, 10/15/19		1,727	1,778,810
5.375%, 2/01/25		467	475,756
5.875%, 2/15/26		1,079	1,111,370
6.50%, 2/15/20		585	648,004
Hill-Rom Holdings, Inc. 5.75%, 9/01/23(b)		75	77,063
Horizon Pharma Financing,Inc. 6.625%, 5/01/23(b)		714	628,320
HRG Group, Inc. 7.875%, 7/15/19		762	794,385
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		267	253,650
Immucor, Inc. 11.125%, 8/15/19		300	225,000
Kinetic Concepts, Inc./KCI USA, Inc. 7.875%, 2/15/21(b)		110	113,300
10.50%, 11/01/18		1,015	936,337
Mallinckrodt International Finance SA 3.50%, 4/15/18		262	256,760
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(b)		354	333,645
5.625%, 10/15/23(b)		330	324,225
5.75%, 8/01/22(b)		339	334,762
MEDNAX, Inc. 5.25%, 12/01/23(b)		102	105,698
MPH Acquisition Holdings LLC 6.625%, 4/01/22(b)		185	186,388

AB POOLING PORTFOLIOS •	137

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 5.875%, 1/15/24(b)	U.S.$	102	$107,610
Post Holdings, Inc. 7.375%, 2/15/22		752	797,120
7.75%, 3/15/24(b)		267	292,365
8.00%, 7/15/25(b)		244	269,010
PRA Holdings, Inc. 9.50%, 10/01/23(b)		540	599,400
R&R Ice Cream PLC 5.50%, 5/15/20(b)	GBP	358	503,265
RSI Home Products, Inc. 6.50%, 3/15/23(b)	U.S.$	916	934,320
Smithfield Foods, Inc. 5.25%, 8/01/18(b)		660	671,550
Spectrum Brands, Inc. 5.75%, 7/15/25		276	290,835
6.125%, 12/15/24		122	129,015
Sun Products Corp. (The) 7.75%, 3/15/21(b)		548	482,240
Synlab Bondco PLC 6.25%, 7/01/22(b)	EUR	264	292,218
Tenet Healthcare Corp. 5.50%, 3/01/19	U.S.$	450	433,125
6.875%, 11/15/31		1,011	758,250
8.00%, 8/01/20		1,040	1,050,400
8.125%, 4/01/22		446	438,472
Valeant Pharmaceuticals International, Inc. 5.50%, 3/01/23(b)		697	580,252
5.875%, 5/15/23(b)		1,189	1,003,219
6.125%, 4/15/25(b)		1,890	1,586,419
6.75%, 8/15/18(b)		390	376,350
Vizient, Inc. 10.375%, 3/01/24(b)		96	101,520
Voyage Care Bondco PLC 6.50%, 8/01/18(b)	GBP	100	135,719

			29,899,597

Energy – 6.5%
Antero Resources Corp. 5.125%, 12/01/22	U.S.$	892	760,430
5.375%, 11/01/21		205	177,325
5.625%, 6/01/23(b)		218	186,390
Berry Petroleum Co. LLC 6.375%, 9/15/22		241	25,908
BreitBurn Energy Partners LP/BreitBurn Finance Corp. 7.875%, 4/15/22		447	44,700

138	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

California Resources Corp. 5.00%, 1/15/20	U.S.$	93	$12,090
5.50%, 9/15/21		66	8,910
6.00%, 11/15/24		27	3,510
8.00%, 12/15/22(b)		491	122,750
Carrizo Oil & Gas, Inc. 7.50%, 9/15/20		48	37,200
Cenovus Energy, Inc. 4.45%, 9/15/42		292	170,520
5.70%, 10/15/19		120	104,711
Chaparral Energy, Inc. 7.625%, 11/15/22		393	27,510
CHC Helicopter SA 9.25%, 10/15/20		793	281,479
9.375%, 6/01/21		155	7,735
Chesapeake Energy Corp. 2.50%, 5/15/37(j)		376	170,140
3.872%, 4/15/19(k)		337	67,400
4.875%, 4/15/22		249	52,290
6.875%, 11/15/20		877	188,555
7.25%, 12/15/18		53	19,080
8.00%, 12/15/22(b)		206	80,340
Cobalt International Energy, Inc. 2.625%, 12/01/19(j)		430	194,575
Concho Resources, Inc. 5.50%, 4/01/23		550	511,500
Continental Resources, Inc./OK 4.90%, 6/01/44		187	114,646
5.00%, 9/15/22		187	141,933
DCP Midstream Operating LP 3.875%, 3/15/23		253	182,296
5.60%, 4/01/44		285	174,155
Denbury Resources, Inc. 4.625%, 7/15/23		171	49,590
5.50%, 5/01/22		198	61,875
Energy Transfer Equity LP 5.875%, 1/15/24		406	334,950
Energy XXI Gulf Coast, Inc. 6.875%, 3/15/24		660	19,800
7.75%, 6/15/19		135	4,388
11.00%, 3/15/20(b)		244	25,010
EP Energy LLC/Everest Acquisition Finance, Inc. 6.375%, 6/15/23		70	18,900
7.75%, 9/01/22		265	71,550
9.375%, 5/01/20		1,173	343,102

AB POOLING PORTFOLIOS •	139

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22	U.S.$	950	$608,000
7.00%, 6/15/23		125	81,250
Gulfport Energy Corp. 6.625%, 5/01/23		156	132,210
Halcon Resources Corp. 8.625%, 2/01/20(b)		65	35,913
13.00%, 2/15/22(b)		37	5,550
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/25(b)		114	77,520
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20		543	276,930
Laredo Petroleum, Inc. 5.625%, 1/15/22		73	46,720
7.375%, 5/01/22		130	83,525
Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/01/19		1,098	46,665
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC 9.25%, 6/01/21		365	8,213
Newfield Exploration Co. 5.375%, 1/01/26		400	346,000
5.625%, 7/01/24		239	216,892
Northern Blizzard Resources, Inc. 7.25%, 2/01/22(b)		726	544,500
Oasis Petroleum, Inc. 6.50%, 11/01/21		32	19,440
6.875%, 3/15/22-1/15/23		530	309,683
Pacific Drilling SA 5.375%, 6/01/20(b)		441	88,200
Paragon Offshore PLC 6.75%, 7/15/22(b)(f)		266	69,160
7.25%, 8/15/24(b)(f)		873	231,345
PHI, Inc. 5.25%, 3/15/19		879	720,780
Precision Drilling Corp. 6.50%, 12/15/21		299	192,855
QEP Resources, Inc. 5.375%, 10/01/22		1,095	744,600
Range Resources Corp. 4.875%, 5/15/25(b)		675	583,875
5.00%, 3/15/23		301	251,335
Sabine Oil & Gas Corp. 7.25%, 6/15/19(f)		415	33,200
Sabine Pass Liquefaction LLC 5.625%, 2/01/21(a)		1,000	954,375
5.75%, 5/15/24		571	525,674
6.25%, 3/15/22		565	538,162

140	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SandRidge Energy, Inc. 7.50%, 2/15/23	U.S.$	315	$17,719
Seven Generations Energy Ltd. 6.75%, 5/01/23(b)		93	79,980
8.25%, 5/15/20(b)		141	135,007
SM Energy Co. 5.00%, 1/15/24		150	59,625
5.625%, 6/01/25		342	137,655
6.50%, 1/01/23		239	95,003
Southern Star Central Corp. 5.125%, 7/15/22(b)		380	323,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.25%, 11/15/23		1,075	817,000
6.75%, 3/15/24(b)		160	135,600
Tervita Corp. 8.00%, 11/15/18(b)		541	338,125
10.875%, 2/15/18(b)		1,024	71,680
Transocean, Inc. 6.80%, 3/15/38		855	391,162
Vantage Drilling International 7.50%, 11/01/19(h)		483	– 0	–
10.00%, 12/31/20(c)		26	26,000
W&T Offshore, Inc. 8.50%, 6/15/19		290	33,350
Weatherford International Ltd./Bermuda 5.95%, 4/15/42		86	50,310
6.50%, 8/01/36		275	162,250
Whiting Petroleum Corp. 1.25%, 4/01/20(b)(j)		295	107,491
5.00%, 3/15/19		95	47,025
5.75%, 3/15/21		205	95,837
6.25%, 4/01/23		834	381,555
WPX Energy, Inc. 5.25%, 9/15/24		244	131,760
6.00%, 1/15/22		280	160,300
8.25%, 8/01/23		74	45,880

			16,413,129

Other Industrial – 1.0%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(b)		244	186,660
B456 Systems, Inc. 3.75%, 4/15/16(c)(h)(j)		270	5,400
Belden, Inc. 5.50%, 4/15/23(b)	EUR	121	126,069

AB POOLING PORTFOLIOS •	141

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

General Cable Corp. 4.50%, 11/15/29(j)(m)	U.S.$	319	$118,828
5.75%, 10/01/22		387	281,542
Laureate Education, Inc. 9.25%, 9/01/19(b)		982	500,820
Modular Space Corp. 10.25%, 1/31/19(b)		309	84,975
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18		537	349,050
13.00% (7.00% Cash and 6.00% PIK), 3/15/18(i)		402	407,646
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(b)		422	427,275

			2,488,265

Services – 0.6%
ADT Corp. (The) 3.50%, 7/15/22		240	201,000
4.125%, 6/15/23		789	664,732
Geo Debt Finance SCA 7.50%, 8/01/18(b)	EUR	180	177,798
IHS, Inc. 5.00%, 11/01/22	U.S.$	237	245,295
Mobile Mini, Inc. 7.875%, 12/01/20		309	314,408

			1,603,233

Technology – 3.0%
Alcatel-Lucent USA, Inc. 6.45%, 3/15/29		398	404,965
Avaya, Inc. 7.00%, 4/01/19(b)		287	176,505
10.50%, 3/01/21(b)		980	249,900
Blackboard, Inc. 7.75%, 11/15/19(b)		155	124,775
BMC Software Finance, Inc. 8.125%, 7/15/21(b)		715	454,025
Ceridian HCM Holding, Inc. 11.00%, 3/15/21(b)		250	206,250
Dell, Inc. 5.875%, 6/15/19		540	556,200
6.50%, 4/15/38		557	389,900
Energizer Holdings, Inc. 5.50%, 6/15/25(b)		361	357,390
Ensemble S Merger Sub, Inc. 9.00%, 9/30/23(b)		221	204,425

142	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

First Data Corp. 5.00%, 1/15/24(b)	U.S.$	608	$617,503
7.00%, 12/01/23(b)		382	382,000
Goodman Networks, Inc. 12.125%, 7/01/18		775	228,625
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% (7.125% Cash or 7.875% PIK), 5/01/21(b)(i)		319	224,098
Infor US, Inc. 5.75%, 8/15/20(b)		208	209,560
6.50%, 5/15/22(b)		850	737,375
Micron Technology, Inc. 5.50%, 2/01/25		624	524,160
Microsemi Corp. 9.125%, 4/15/23(b)		213	225,247
MSCI, Inc. 5.25%, 11/15/24(b)		140	148,050
Nokia Oyj 6.625%, 5/15/39		151	154,020
Open Text Corp. 5.625%, 1/15/23(b)		130	128,050
Sabre GLBL, Inc. 5.25%, 11/15/23(b)		37	37,555
5.375%, 4/15/23(b)		159	160,193
Sanmina Corp. 4.375%, 6/01/19(b)		666	672,660

			7,573,431

Transportation - Airlines – 0.1%
Air Canada 8.75%, 4/01/20(b)		292	300,030

Transportation - Services – 0.4%
CEVA Group PLC 9.00%, 9/01/21(b)		150	106,500
Hertz Corp. (The) 5.875%, 10/15/20		461	447,170
XPO CNW, Inc. 6.70%, 5/01/34		372	239,940
7.25%, 1/15/18		125	126,250
XPO Logistics, Inc. 6.50%, 6/15/22(b)		172	162,755

			1,082,615

			141,476,533

AB POOLING PORTFOLIOS •	143

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 9.5%
Banking – 4.8%
ABN AMRO Bank NV 4.31%, 3/10/16(n)	EUR	440	$478,654
Ally Financial, Inc. 4.125%, 3/30/20	U.S.$	1,255	1,248,725
8.00%, 12/31/18-11/01/31		1,070	1,173,375
Bank of America Corp. Series AA 6.10%, 3/17/25(n)		206	199,820
Bank of Ireland 10.00%, 7/30/16(b)	EUR	304	336,294
Barclays Bank PLC 6.86%, 6/15/32(b)(n)	U.S.$	75	81,859
7.625%, 11/21/22		200	202,250
7.75%, 4/10/23		239	242,152
BBVA International Preferred SAU 1.519%, 6/22/16(k)(n)	EUR	79	80,360
Citigroup, Inc. 5.95%, 1/30/23(n)	U.S.$	538	508,410
Commerzbank AG 8.125%, 9/19/23(b)		342	373,635
Countrywide Capital III Series B 8.05%, 6/15/27		600	747,824
Credit Agricole SA 7.589%, 1/30/20(n)	GBP	450	652,952
Credit Suisse Group AG 7.50%, 12/11/23(b)(n)	U.S.$	882	853,335
Danske Bank A/S 5.684%, 2/15/17(n)	GBP	330	457,014
HBOS Capital Funding LP 4.939%, 5/23/16(n)	EUR	217	236,063
HT1 Funding GmbH 6.352%, 6/30/17(n)		825	888,811
ING Groep NV 6.00%, 4/16/20(n)	U.S.$	219	201,480
6.50%, 4/16/25(n)		234	218,497
LBG Capital No.1 PLC 8.00%, 6/15/20(b)(n)		273	278,323
Lloyds Banking Group PLC 6.657%, 5/21/37(b)(n)		152	164,920
RBS Capital Trust C 1.547%, 4/12/16(k)(n)	EUR	365	377,212
Royal Bank of Scotland Group PLC 8.00%, 8/10/25(n)	U.S.$	310	282,875
Series U 7.64%, 9/30/17(n)		800	778,000

144	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Societe Generale SA 5.922%, 4/05/17(b)(n)	U.S.$	432	$424,440
8.00%, 9/29/25(b)(n)		308	280,414
Zions Bancorporation 5.65%, 11/15/23		145	143,550
5.80%, 6/15/23(n)		61	58,182

			11,969,426

Brokerage – 0.2%
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(h)(o)		5,500	437,250

Finance – 3.4%
AerCap Aviation Solutions BV 6.375%, 5/30/17		300	309,750
Artsonig Pty Ltd. 11.50% (11.50% Cash or 12.00% PIK), 4/01/19(b)(i)		448	33,632
CIT Group, Inc. 5.50%, 2/15/19(b)		1,716	1,776,060
Creditcorp 12.00%, 7/15/18(b)		355	188,150
Enova International, Inc. 9.75%, 6/01/21		720	496,800
International Lease Finance Corp. 5.875%, 4/01/19		490	517,563
8.25%, 12/15/20		635	734,219
8.75%, 3/15/17		143	150,865
8.875%, 9/01/17		687	737,666
Navient Corp. 4.625%, 9/25/17		470	468,825
4.875%, 6/17/19		965	916,750
5.00%, 10/26/20		500	441,250
6.125%, 3/25/24		35	29,292
7.25%, 1/25/22		37	33,670
8.00%, 3/25/20		965	952,937
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(b)		997	817,540

			8,604,969

Insurance – 0.6%
HUB International Ltd. 7.875%, 10/01/21(b)		406	363,370
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)		715	782,031
Wayne Merger Sub LLC 8.25%, 8/01/23(b)		457	411,300

			1,556,701

AB POOLING PORTFOLIOS •	145

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.4%
CNG Holdings, Inc. 9.375%, 5/15/20(b)	U.S.$	325	$130,000
iPayment, Inc. 9.50%, 12/15/19(b)		17	16,744
Series AI 9.50%, 12/15/19		710	710,580
Speedy Group Holdings Corp. 12.00%, 11/15/17(b)		519	197,220

			1,054,544

REITS – 0.1%
FelCor Lodging LP 6.00%, 6/01/25		294	301,350

			23,924,240

Utility – 3.1%
Electric – 3.1%
AES Corp./VA 4.875%, 5/15/23		628	565,200
7.375%, 7/01/21		625	651,562
Calpine Corp. 5.75%, 1/15/25		1,040	936,000
7.875%, 1/15/23(b)		213	225,248
ContourGlobal Power Holdings SA 7.125%, 6/01/19(b)		760	638,400
DPL, Inc. 6.75%, 10/01/19		250	250,625
Dynegy, Inc. 6.75%, 11/01/19		845	783,209
7.375%, 11/01/22		615	513,525
7.625%, 11/01/24		85	70,338
FirstEnergy Corp. Series C 7.375%, 11/15/31		482	598,887
GenOn Energy, Inc. 7.875%, 6/15/17		465	387,112
NRG Energy, Inc. 6.25%, 7/15/22		135	114,075
7.875%, 5/15/21		716	675,725
Series WI 6.25%, 5/01/24		377	312,910
Talen Energy Supply LLC 4.60%, 12/15/21		726	479,160
6.50%, 5/01/18		170	159,800
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, 10/01/20(b)(p)		761	222,593

146	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Viridian Group FundCo II Ltd. 7.50%, 3/01/20(b)	EUR	314	$355,248

			7,939,617

Total Corporates - Non-Investment Grade (cost $201,139,096)			173,340,390

CORPORATES - INVESTMENT GRADE – 5.1%
Financial Institutions – 2.7%
Banking – 1.3%
BPCE SA 5.70%, 10/22/23(b)	U.S.$	682	701,648
HSBC Capital Funding LP/Jersey 10.176%, 6/30/30(b)(n)		244	351,736
JPMorgan Chase & Co. Series Q 5.15%, 5/01/23(n)		473	442,406
Series V 5.00%, 7/01/19(n)		73	68,255
Nationwide Building Society 6.00%, 12/15/16(n)	GBP	339	464,755
Nordea Bank AB 6.125%, 9/23/24(b)(n)	U.S.$	464	414,120
Santander UK PLC 5.00%, 11/07/23(b)		500	504,566
Standard Chartered PLC 5.20%, 1/26/24(b)		269	264,974
Wells Fargo & Co. Series S 5.90%, 6/15/24(n)		127	126,365

			3,338,825

Brokerage – 0.2%
GFI Group, Inc. 8.375%, 7/19/18		374	398,310

Insurance – 1.0%
MetLife, Inc. Series C 5.25%, 6/15/20(n)		140	131,978
Mitsui Sumitomo Insurance Co., Ltd. 7.00%, 3/15/72(b)		489	561,844
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		325	469,480
Progressive Corp. (The) 6.70%, 6/15/37		500	476,000
Prudential Financial, Inc. 5.625%, 6/15/43		756	746,928

AB POOLING PORTFOLIOS •	147

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

XLIT Ltd. Series E 6.50%, 4/15/17(n)	U.S.$	109	$76,300

			2,462,530

REITS – 0.2%
EPR Properties 7.75%, 7/15/20		417	492,447

			6,692,112

Industrial – 2.2%
Basic – 0.1%
Glencore Finance Canada Ltd. 6.00%, 11/15/41(b)		38	26,503
Glencore Funding LLC 2.125%, 4/16/18(b)		16	14,650
4.625%, 4/29/24(b)		83	62,864

			104,017

Capital Goods – 0.2%
General Electric Co. Series D 5.00%, 1/21/21(n)		599	607,985

Communications - Media – 0.4%
CCO Safari II LLC 4.908%, 7/23/25(b)		345	353,936
6.484%, 10/23/45(b)		510	537,753

			891,689

Communications - Telecommunications – 0.4%
Embarq Corp. 7.995%, 6/01/36		272	258,400
Qwest Corp. 6.75%, 12/01/21		600	639,000
6.875%, 9/15/33		142	132,337

			1,029,737

Consumer Cyclical - Automotive – 0.2%
General Motors Co. 6.75%, 4/01/46		66	69,040
Volkswagen Group of America Finance LLC 2.45%, 11/20/19(b)		400	387,493

			456,533

Consumer Cyclical - Other – 0.0%
Seminole Tribe of Florida, Inc. 6.535%, 10/01/20(b)		94	96,820

148	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 0.8%
Cimarex Energy Co. 4.375%, 6/01/24	U.S.$	215	$200,640
Devon Energy Corp. 5.00%, 6/15/45		78	51,280
5.60%, 7/15/41		66	45,028
7.95%, 4/15/32		63	50,317
Devon Financing Co. LLC 7.875%, 9/30/31		41	32,858
Kinder Morgan, Inc./DE 5.55%, 6/01/45		146	121,202
Series G 7.75%, 1/15/32		148	141,678
MPLX LP 4.875%, 6/01/25(b)		890	726,014
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		19	16,065
5.00%, 10/01/22		346	287,674
5.50%, 4/15/23		357	299,880

			1,972,636

Technology – 0.1%
Hewlett Packard Enterprise Co. 6.35%, 10/15/45(b)		415	353,905

			5,513,322

Utility – 0.2%
Electric – 0.1%
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		375	281,438

Natural Gas – 0.1%
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(b)		350	354,584

			636,022

Total Corporates - Investment Grade (cost $13,096,852)			12,841,456

BANK LOANS – 4.9%
Industrial – 4.9%
Basic – 0.6%
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.) 4.25%, 6/30/19(k)		585	448,514
Ineos US Finance LLC 4.25%, 3/31/22(k)		521	490,068

AB POOLING PORTFOLIOS •	149

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Magnetation LLC 12.00%, 3/07/16(c)(d)(i)	U.S.$	755	$509,682

			1,448,264

Consumer Cyclical - Automotive – 0.3%
CS Intermediate Holdco 2 LLC 4.00%, 4/04/21(k)		330	319,525
Navistar, Inc. 6.50%, 8/07/20(k)		419	360,996

			680,521

Consumer Cyclical - Entertainment – 0.4%
ClubCorp Club Operations, Inc. 4.25%, 12/15/22(k)		516	508,731
NCL Corporation Ltd. (fka Norwegian Cruise Lines) 4.00%, 11/19/21(k)		69	68,924
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 5/14/20(q)		105	102,297
Station Casinos LLC 4.25%, 3/02/20(k)		339	333,827

			1,013,779

Consumer Cyclical - Other – 0.5%
CityCenter Holdings LLC 4.25%, 10/16/20(k)		883	877,420
La Quinta Intermediate Holdings L.L.C. 3.75%, 4/14/21(k)		443	421,543

			1,298,963

Consumer Cyclical - Retailers – 0.8%
Dollar Tree, Inc. 3.50%, 7/06/22(k)		12	12,389
Harbor Freight Tools USA, Inc. 4.75%, 7/26/19(k)		439	438,360
J.C. Penney Corporation, Inc. 6.00%, 5/22/18(k)		510	503,497
Manitowoc Company Inc., (The) 2/05/23(q)		33	33,156
Men’s Wearhouse, Inc. (The) 5.00%, 6/18/21		141	122,077
Michaels Stores, Inc. 4.00%, 1/28/20(k)		141	140,122
PetCo Animal Supplies, Inc. 5.75% 1/26/23(k)(q)		765	749,019

			1,998,620

150	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.9%
Acadia Healthcare Company, Inc. 4.25%, 2/11/22(k)	U.S.$	26	$25,971
4.50%-1.00%, 2/16/23(k)		115	115,169
Air Medical Group Holdings, Inc. 4.25%, 4/28/22(k)		235	223,709
Concordia Healthcare Corp. 5.25%, 10/21/21(k)		651	624,960
DJO Finance LLC 4.25% 6/08/20(k)(q)		255	245,119
Grifols Worldwide Operations Limited 3.439%, 2/27/21(k)		197	195,785
Immucor, Inc. (fka IVD Acquisition Corporation) 5.00%, 8/19/18(k)		250	225,520
Mallinckrodt International Finance S.A. 3.50%, 3/19/21(k)		299	294,754
Ortho-Clinical Diagnostics Holdings Luxembourg S.Ã.r.l. 4.75%, 6/30/21(k)		178	151,797
Vizient, Inc. 6.25%, 2/13/23(k)		128	126,703

			2,229,487

Other Industrial – 0.5%
Gardner Denver, Inc. 4.25%, 7/30/20(k)		293	241,245
Gates Global LLC 4.25%, 7/06/21(k)		202	177,558
Sedgwick Claims Management Services, Inc. 3.75%, 3/01/21(k)		250	237,970
Travelport Finance (Luxembourg) S.Ã.r.l. 5.75%-7.25%, 9/02/21(k)		416	402,450
Unifrax Holding Co. 4.50%, 11/28/18(k)	EUR	241	252,364

			1,311,587

Technology – 0.7%
Audatex Holdings, LLC (Solera) 2/28/23(q)	U.S.$	640	624,800
Avago Technologies Cayman Holdings Ltd. 2/01/23(q)		250	246,367
Avaya, Inc. 5.12%, 10/26/17(k)		257	180,582
6.50%, 3/31/18(k)		46	30,465
BMC Software Finance Inc. 5.00%, 9/10/20(k)		363	289,374
First Data Corporation 3.934%, 3/23/18(k)		350	345,275
Smart Modular Technologies (Global), Inc. 8.25%, 8/26/17(c)(k)		288	199,935

			1,916,798

AB POOLING PORTFOLIOS •	151

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.2%
Delos Finance S.Ã.r.l. 3.50%, 3/06/21(k)	U.S.$	570	$565,252

Total Bank Loans (cost $13,382,041)			12,463,271

		Shares
COMMON STOCKS – 2.1%
Consumer Discretionary – 0.9%
Auto Components – 0.0%
Exide Corp.(c)(d)(h)		586,000	1
Exide Technologies(d)(g)(h)		19,782	56,576

			56,577

Automobiles – 0.1%
General Motors Co.		11,160	328,551

Hotels, Restaurants & Leisure – 0.4%
eDreams ODIGEO SA(h)		36,590	59,112
Eldorado Resorts, Inc.(h)		19,987	200,070
International Game Technology PLC		18,000	266,040
Las Vegas Sands Corp.		8,388	404,973

			930,195

Household Durables – 0.2%
Hovnanian Enterprises, Inc. – Class A		35,347	53,374
MDC Holdings, Inc.		12,258	271,024
Taylor Morrison Home Corp. – Class A(h)		15,300	212,823

			537,221

Media – 0.2%
Clear Channel Outdoor Holdings, Inc. – Class A		32,000	115,520
DISH Network Corp. – Class A(h)		2,510	118,296
Townsquare Media, Inc. – Class A(h)		26,530	258,668

			492,484

			2,345,028

Energy – 0.1%
Energy Equipment & Services – 0.0%
Vantage Drilling International(c)(h)		862	83,898

Oil, Gas & Consumable Fuels – 0.1%
Chesapeake Energy Corp.		35,097	91,603
EP Energy Corp. – Class A(h)		38,759	66,666
Triangle Petroleum Corp.(h)		34,470	11,030
Whiting Petroleum Corp.(h)		12,578	50,438

			219,737

			303,635

152	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

Financials – 0.1%
Diversified Financial Services – 0.1%
iPayment, Inc.(h)	44,784	$282,139

Health Care – 0.2%
Health Care Providers & Services – 0.2%
Community Health Systems, Inc.(h)	8,444	127,674
LifePoint Health, Inc.(h)	4,559	284,299

		411,973

Industrials – 0.2%
Building Products – 0.1%
Nortek, Inc.(h)	6,420	264,697

Machinery – 0.1%
Navistar International Corp.(h)	24,764	208,265

Trading Companies & Distributors – 0.0%
Emeco Holdings Ltd.(h)	1,050,000	23,233

		496,195

Information Technology – 0.2%
IT Services – 0.1%
Travelport Worldwide Ltd.	18,062	234,445

Technology Hardware, Storage & Peripherals – 0.1%
EMC Corp./MA	11,388	297,568

		532,013

Materials – 0.3%
Chemicals – 0.1%
LyondellBasell Industries NV – Class A	1,996	160,099

Metals & Mining – 0.2%
Neenah Enterprises, Inc.(c)(d)(h)	58,199	522,045

		682,144

Utilities – 0.1%
Independent Power and Renewable Electricity Producers – 0.1%
Dynegy, Inc.(h)	14,605	147,218

Total Common Stocks (cost $7,116,591)		5,200,345

AB POOLING PORTFOLIOS •	153

AB High-Yield Portfolio—Portfolio of Investments

			Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - CORPORATE BONDS – 1.5%
Industrial – 1.5%
Capital Goods – 0.3%
CEMEX Espana SA/Luxembourg 9.875%, 4/30/19(b)	U.S.$		172	$180,531
Cemex SAB de CV 5.70%, 1/11/25(b)			670	586,250

				766,781

Communications - Telecommunications – 0.2%
Digicel Ltd. 6.75%, 3/01/23(b)			525	447,562

Consumer Cyclical - Retailers – 0.1%
Edcon Ltd.
9.50%, 3/01/18(b)		EUR	381	194,843
9.50%, 3/01/18(b)		U.S.$	150	70,515

				265,358

Consumer Non-Cyclical – 0.8%
Arcelik AS 5.00%, 4/03/23(b)			498	459,405
Cosan Luxembourg SA 5.00%, 3/14/23(b)			570	465,975
Minerva Luxembourg SA 7.75%, 1/31/23(b)			725	685,488
Tonon Luxembourg SA 7.25%, 1/24/20(b)(f)(i)			420	41,968
USJ Acucar e Alcool SA 9.875%, 11/09/19(b)			850	244,375
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(e)(f)			930	24,459

				1,921,670

Transportation - Airlines – 0.1%
Guanay Finance Ltd. 6.00%, 12/15/20(b)			283	263,190

Total Emerging Markets - Corporate Bonds (cost $6,196,843)				3,664,561

			Shares
PREFERRED STOCKS – 1.1%
Financial Institutions – 1.0%
Banking – 0.7%
GMAC Capital Trust I 6.402%			10,700	259,582

154	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

		Shares	U.S. $ Value

Goldman Sachs Group, Inc. (The) Series J 5.50%		23,525	$579,891
Morgan Stanley 6.875%		20,825	562,692
US Bancorp Series F 6.50%		14,000	404,740
Wells Fargo & Co. 5.85%		2,300	58,627

			1,865,532

REITS – 0.3%
Sovereign Real Estate Investment Trust 12.00%(b)		624	780,000

			2,645,532

Utility – 0.1%
Electric – 0.1%
SCE Trust III 5.75%		5,525	145,915

Industrial – 0.0%
Consumer Cyclical - Other – 0.0%
Hovnanian Enterprises, Inc. 7.625%(h)		5,130	14,877

Energy – 0.0%
Halcon Resources Corp. 5.75%		635	10,157
Sanchez Energy Corp. 4.875%		10,350	85,710
SandRidge Energy, Inc. 8.50%		4,500	4,275

			100,142

			115,019

Total Preferred Stocks (cost $3,554,061)			2,906,466

		Principal Amount (000)
ASSET-BACKED SECURITIES – 0.9%
Home Equity Loans - Floating Rate – 0.6%
GSAA Home Equity Trust Series 2006-6, Class AF5 6.241%, 3/25/36(k)	U.S.$	1,145	616,424

AB POOLING PORTFOLIOS •	155

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lehman XS Trust Series 2007-6, Class 3A5 5.086%, 5/25/37(a)	U.S.$	718	$912,011

			1,528,435

Home Equity Loans - Fixed Rate – 0.3%
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/35		737	731,457

Total Asset-Backed Securities (cost $1,849,926)			2,259,892

GOVERNMENTS - TREASURIES – 0.8%
United States – 0.8%
U.S. Treasury Bonds 3.125%, 11/15/41(r) (cost $1,748,163)		1,755	1,962,309

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.8%
United States – 0.8%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47		130	116,173
Golden State Tobacco Securitization Corp. Series 2007A-1 5.125%, 6/01/47		160	141,970
State of California Series 2010 7.60%, 11/01/40		325	490,480
7.95%, 3/01/36		700	844,137
Tobacco Settlement Financing Corp./NJ Series 2007-1A 5.00%, 6/01/41		165	141,004
Tobacco Settlement Financing Corp./VA Series 2007-B1 5.00%, 6/01/47		220	175,109

Total Local Governments - Municipal Bonds (cost $1,525,716)			1,908,873

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.7%
Non-Agency Fixed Rate CMBS – 0.7%
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		167	168,772

156	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LB-UBS Commercial Mortgage Trust Series 2007-C1, Class AJ 5.484%, 2/15/40	U.S.$	1,380	$1,366,537
ML-CFC Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49		246	237,774

Total Commercial Mortgage-Backed Securities (cost $1,758,789)			1,773,083

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.7%
GSE Risk Share Floating Rate – 0.6%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.677%, 11/25/23(k)		380	364,175
Series 2014-DN1, Class M3 4.927%, 2/25/24(k)		375	351,710
Series 2014-HQ2, Class M3 4.177%, 9/25/24(k)		435	379,427
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 4.836%, 1/25/24(k)		333	318,256
Series 2015-C03, Class 1M2 5.436%, 7/25/25(k)		85	78,761
Series 2015-C03, Class 2M2 5.436%, 7/25/25(k)		30	27,827

			1,520,156

Non-Agency Fixed Rate – 0.1%
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		230	197,379

Total Collateralized Mortgage Obligations (cost $1,847,308)			1,717,535

GOVERNMENTS - SOVEREIGN AGENCIES – 0.4%
Brazil – 0.2%
Petrobras Global Finance BV 6.75%, 1/27/41		733	458,125

Colombia – 0.0%
Ecopetrol SA 5.875%, 5/28/45		159	111,300

AB POOLING PORTFOLIOS •	157

AB High-Yield Portfolio—Portfolio of Investments

			Principal Amount (000)	U.S. $ Value

Dominican Republic – 0.2%
Banco de Reservas de la Republica Dominicana 7.00%, 2/01/23(b)		U.S.$	460	$437,559

Total Governments - Sovereign Agencies (cost $1,063,293)				1,006,984

EMERGING MARKETS - TREASURIES – 0.1%
Brazil – 0.1%
Brazil Notas do Tesouro Nacional Series B 6.00%, 8/15/50 (cost $521,082)		BRL	600	354,503

			Shares
WARRANTS – 0.1%
FairPoint Communications, Inc., expiring 1/24/18(c)(h)			12,643	127
iPayment Holdings, Inc., expiring 12/29/22(c)(h)			234,094	234,094

Total Warrants (cost $82,754)				234,221

			Principal Amount (000)
EMERGING MARKETS - SOVEREIGNS – 0.1%
Venezuela – 0.1%
Venezuela Government International Bond 9.25%, 9/15/27 (cost $381,848)	U.S.$		430	173,075

AGENCIES – 0.0%
Agency Subordinated – 0.0%
CITGO Petroleum Corp. 6.25%, 8/15/22(b) (cost $116,000)			116	107,300

			Contracts
OPTIONS PURCHASED - PUTS – 0.0%
Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Mar 2016, Exercise Price: $ 180.00(h)(s)			257	15,163

158	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

		Contracts	U.S. $ Value

Options on Equities – 0.0%
Boardwalk Real Estate Investment Trust Expiration: Mar 2016, Exercise Price: CAD 26.61(h)(t)		34,300	$264

Total Options Purchased - Puts (premiums paid $64,961)			15,427

OPTIONS PURCHASED - CALLS – 0.0%
Options on Funds and Investment Trusts – 0.0%
SPDR S&P Oil & Gas Exploration ETF Expiration: Mar 2016, Exercise Price: $ 36.00(h)(s)		783	2,349

Options on Equities – 0.0%
Chesapeake Energy Corp. Expiration: Apr 2016, Exercise Price: $ 6.00(h)(s)		432	1,945

Total Options Purchased – Calls (premiums paid $70,125)			4,294

		Shares
SHORT-TERM INVESTMENTS – 12.6%
Investment Companies – 12.2%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.40%(u)(v) (cost $30,705,070)		30,705,070	30,705,070

		Principal Amount (000)
U.S. Treasury Bills – 0.4%
U.S. Treasury Bill Zero Coupon, 3/17/16(r) (cost $999,917)	U.S.$	1,000	999,917

Total Short-Term Investments (cost $31,704,987)			31,704,987

Total Investments – 100.6% (cost $287,220,436)			253,638,972
Other assets less liabilities – (0.6)%			(1,403,487)

Net Assets – 100.0%			$252,235,485

AB POOLING PORTFOLIOS •	159

AB High-Yield Portfolio—Portfolio of Investments

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Russell 2000 Mini Futures	16	March 2016	$1,711,322	$1,650,720	$(60,602)
U.S. T-Note 10 Yr (CBT) Futures	97	June 2016	12,650,318	12,660,016	9,698

Sold Contracts
S&P 500 E-Mini Index Futures	13	March 2016	1,253,414	1,254,175	(761)

					$(51,665)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	AUD	749	USD	529	3/18/16	$(4,573)
Citibank	USD	636	RUB	48,395	4/07/16	814
Goldman Sachs Bank USA	KRW	1,530,247	USD	1,272	4/08/16	38,894
HSBC Bank USA	GBP	3,908	USD	5,597	3/10/16	158,515
HSBC Bank USA	TWD	42,080	USD	1,255	3/18/16	(8,817)
HSBC Bank USA	USD	1,273	MXN	23,189	4/14/16	1,138
Royal Bank of Scotland PLC	USD	772	PEN	2,718	3/18/16	(824)
Standard Chartered Bank	CNY	8,254	USD	1,258	4/08/16	1,180
State Street Bank & Trust Co.	EUR	6,306	USD	6,840	3/04/16	(19,836)
State Street Bank & Trust Co.	USD	1,076	EUR	963	3/04/16	(29,133)
State Street Bank & Trust Co.	USD	508	AUD	707	3/18/16	(4,020)
State Street Bank & Trust Co.	USD	621	JPY	71,754	3/23/16	16,081
State Street Bank & Trust Co.	USD	1,258	NOK	10,828	4/06/16	(14,343)
State Street Bank & Trust Co.	USD	732	SEK	6,198	4/06/16	(7,030)
State Street Bank & Trust Co.	SGD	1,787	USD	1,266	4/08/16	(4,177)

						$123,869

CALL OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
Chesapeake Energy Corp.(s)	432	$8.00	April 2016	$7,174	$(1,512)

PUT OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust(s)	257	$170.00	March 2016	$14,894	$(3,598)

160	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 29, 2016	Notional Amount (000)			Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	(5.00)%	5.22%		$13,530		$(16,691)	$371,866
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	(5.00)	5.22		10,210		(12,596)	(64,303)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00)	1.08		12,410		10,959	152,111
iTraxx-XOVER Series 21, 5 Year Index, 6/20/19*	(5.00)	2.74	EUR	– 0	–^^	(11)	(37)

Sale Contracts
Morgan Stanley & Co., LLC/(INTRCONX)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	5.22		$2,837		3,500	31,537
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	5.22		3,860		4,763	4,388
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	5.22		180		222	(1,621)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	5.22		223		275	(1,954)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	5.22		287		354	(2,307)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	5.22		1,030		1,270	(4,596)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	5.22		15,450		19,060	(509,048)
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	1.00	0.71		5,980		51,256	24,164

						$62,361	$200

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

				Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME)	$10,730	9/02/25	2.248%	3 Month LIBOR	$(792,604)
Morgan Stanley & Co., LLC/(CME)	2,500	1/15/26	1.978%	3 Month LIBOR	(99,490)
Morgan Stanley & Co., LLC/(CME)	1,820	2/16/26	1.625%	3 Month LIBOR	(8,907)

					$(901,001)

AB POOLING PORTFOLIOS •	161

AB High-Yield Portfolio—Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 29, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	(5.00)%	3.20%	$1,546	$(76,214)	$(21,132)	$(55,082)
Barclays Bank PLC
Beazer Homes USA, Inc., 9.125%, 6/15/18, 3/20/17*	(5.00)	2.45	1,085	(39,790)	(33,073)	(6,717)
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 3/20/17*	(5.00)	10.40	1,018	44,921	(22,178)	67,099
Tenet Healthcare Corp., 6.875%, 11/15/31, 6/20/17*	(5.00)	1.42	1,132	(61,891)	(49,393)	(12,498)
Citibank, NA
Bombardier, Inc., 7.450%, 5/01/34, 3/20/17*	(5.00)	5.66	568	(1,846)	(21,413)	19,567
Bombardier, Inc., 7.450%, 5/01/34, 3/20/17*	(5.00)	5.66	572	(1,859)	(20,884)	19,025
United States Steel Corp., 6.650%, 6/01/37, 3/20/17*	(5.00)	8.35	1,052	24,982	(29,858)	54,840
Credit Suisse International
Western Union Co., 3.650%, 8/22/18, 3/20/17*	(1.00)	0.22	570	(5,862)	(766)	(5,096)
Western Union Co., 3.650%, 8/22/18, 9/20/17*	(1.00)	0.31	550	(6,635)	(3,799)	(2,836)
Deutsche Bank AG
iHeartCommunications, Inc., 6.875%, 6/15/18, 6/20/18*	(5.00)	59.25	56	38,158	3,612	34,546
Goldman Sachs Bank USA
Community Health Systems, Inc., 8.000%, 11/15/19, 3/20/17*	(5.00)	1.58	1,130	(51,971)	(38,351)	(13,620)
Dell, Inc., 7.100%, 4/15/28, 3/20/17*	(1.00)	1.35	1,027	1,772	8,597	(6,825)
First Data Corp., 12.625%, 1/15/21, 3/20/17*	(5.00)	0.86	1,058	(56,828)	(27,915)	(28,913)
Newmont Mining Corp., 5.875%, 4/01/35, 3/20/17*	(1.00)	0.23	1,140	(11,592)	(2,241)	(9,351)

162	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 29, 2016	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Nine West Holdings, Inc., 6.875%, 3/15/19, 3/20/17*	(5.00)%	32.05%		$1,050	$245,769	$(32,090)	$277,859
Goldman Sachs International
British Telecommunications PLC, 5.750% 12/07/28, 6/20/20*	(1.00)	0.75	EUR	3,330	(44,582)	(76,310)	31,728
iHeartCommunications, Inc., 6.875%, 6/15/18, 12/20/16*	(5.00)	38.00		$388	101,744	110,981	(9,237)
Morgan Stanley Capital Services LLC
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	(1.00)	0.71		6,840	(58,627)	(43,934)	(14,693)
iHeartCommunications, Inc., 6.875%, 6/15/18, 6/20/18*	(5.00)	59.25		64	42,932	4,064	38,868

Sale Contracts
Barclays Bank PLC
Beazer Homes USA, Inc., 9.125%, 6/15/18, 3/20/19*	5.00	7.45		739	(41,835)	23,887	(65,722)
CCO Holdings, LLC, 7.250%, 10/30/17, 6/20/19*	5.00	0.94		582	81,724	43,242	38,482
iHeartCommunications, Inc., 6.875%, 6/15/18, 12/20/20*	5.00	59.95		240	(193,054)	(182,535)	(10,519)
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 12/20/18*	5.00	19.53		739	(227,028)	10,388	(237,416)
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 9/20/20*	5.00	19.08		177	(68,091)	(45,995)	(22,096)
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 9/20/20*	5.00	19.08		443	(170,420)	(114,932)	(55,488)
MGM Resorts International, 7.625%, 1/15/17, 6/20/17*	5.00	0.72		470	30,368	(6,839)	37,207
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	1.26		689	64,601	20,499	44,102

AB POOLING PORTFOLIOS •	163

AB High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 29, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Tenet Healthcare Corp., 6.875%, 11/15/31, 6/20/19*	5.00%	4.16%	$760	$23,739	$42,887	$(19,148)
Citibank, NA
Advanced Micro Devices, Inc., 7.750%, 8/01/20, 9/20/20*	5.00	12.74	270	(61,419)	(59,986)	(1,433)
Bombardier, Inc., 7.450%, 5/01/34, 3/20/19*	5.00	10.20	380	(45,588)	23,562	(69,150)
Bombardier, Inc., 7.450%, 5/01/34, 3/20/19*	5.00	10.20	380	(45,587)	24,060	(69,647)
United States Steel Corp., 6.650%, 6/01/37, 3/20/19*	5.00	17.09	760	(202,842)	15,447	(218,289)
Credit Suisse International
Dell, Inc., 7.100%, 4/15/28, 12/20/18*	1.00	2.80	380	(18,740)	(28,325)	9,585
Western Union Co., 3.650%, 8/22/18, 3/20/19*	1.00	0.71	380	4,072	(7,983)	12,055
Western Union Co., 3.650%, 8/22/18, 9/20/19*	1.00	0.87	360	1,752	(3,565)	5,317
Goldman Sachs Bank USA
Community Health Systems, Inc., 8.000%, 11/15/19, 3/20/19*	5.00	5.06	760	6,355	38,726	(32,371)
ConvaTec Healthcare E S.A., 10.875%, 12/15/18, 6/20/17*	5.00	0.54	EUR 590	43,435	(35,542)	78,977
Dell, Inc., 7.100%, 4/15/28, 3/20/19*	1.00	3.10	760	(44,603)	(52,256)	7,653
First Data Corp., 12.625%, 1/15/21, 3/20/19*	5.00	2.30	760	67,816	11,488	56,328
iHeartCommunications, Inc., 6.875%, 6/15/18, 12/20/20*	5.00	59.95	$250	(201,125)	(201,250)	125
Newmont Mining Corp., 5.875%, 4/01/35, 3/20/19*	1.00	0.73	760	7,759	(17,603)	25,362
Nine West Holdings, Inc., 6.875%, 3/15/19, 3/20/19*	5.00	49.62	760	(525,290)	15,438	(540,728)

164	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 29, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 9/20/20*	5.00%	19.08%	$160	$(61,551)	$(39,110)	$(22,441)
Morgan Stanley Capital Services LLC
AK Steel Corp., 7.625%, 5/15/20, 3/20/16*	5.00	12.34	550	3,173	92	3,081
United States Steel Corp., 6.650%, 6/01/37, 9/20/19*	5.00	17.15	141	(41,509)	5,371	(46,880)
United States Steel Corp., 6.650%, 6/01/37, 9/20/19*	5.00	17.15	212	(62,499)	8,550	(71,049)

				$(1,593,806)	$(808,367)	$(785,439)

*	Termination date

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International
iBoxx $ Liquid High Yield Total Return Index	8,321	LIBOR	$1,814	3/21/16	$21,601
iBoxx $ Liquid High Yield Total Return Index	1,182	LIBOR	260	3/21/16	739
JPMorgan Chase Bank, NA
iBoxx $ Liquid High Yield Total Return Index	9,229	LIBOR	2,012	3/21/16	23,974
iBoxx $ Liquid High Yield Total Return Index	9,228	LIBOR	2,014	3/21/16	21,661
Morgan Stanley Capital Services LLC
iBoxx $ Liquid High Yield Total Return Index	11,850	LIBOR	2,530	3/21/16	85,672
iBoxx $ Liquid High Yield Total Return Index	3,391	LIBOR	730	3/21/16	18,178
iBoxx $ Liquid High Yield Total Return Index	4,359	LIBOR	946	3/21/16	15,728
iBoxx $ Liquid High Yield Total Return Index	684	LIBOR	151	3/21/16	(116)
iBoxx $ Liquid High Yield Total Return Index	805	LIBOR	178	3/21/16	(379)

Pay Total Return on Reference Obligation
Citibank, NA
iBoxx $ Liquid High Yield Total Return Index	27,664	LIBOR	5,920	3/21/16	(189,142)

					$(2,084)

AB POOLING PORTFOLIOS •	165

AB High-Yield Portfolio—Portfolio of Investments

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at February 29, 2016
Credit Suisse Securities (USA) LLC†	0.00%	—	$992,525

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on February 29, 2016

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements in relation to the reverse repurchase agreements on the statements of assets and liabilities is as follows:

Remaining Contracted Maturity of the Agreements

Reverse Repurchase Agreements

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Corporates - Non-Investment Grade	$992,525	$	– 0	–	$	– 0	–	$	– 0	–	$992,525

^^	Notional amount less than 500.

(a)	Variable rate coupon, rate shown as of February 29, 2016.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, the aggregate market value of these securities amounted to $82,620,936 or 32.8% of net assets.

(c)	Illiquid security.

(d)	Fair valued by the Adviser.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.02% of net assets as of February 29, 2016, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	5/15/13-2/19/15	$507,900	$19,350	0.01%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	2/13/13	951,445	24,459	0.01%

(f)	Security is in default and is non-income producing.

(g)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Exide Technologies Series AI 11.00%, 4/30/20	4/30/15	$1,285,795		$1,104,599		0.44%
Exide Technologies	4/30/15	37,522		56,576		0.02%
Momentive Performance Materials, Inc.	10/24/14	– 0	–	– 0	–	0.00%

(h)	Non-income producing security.

(i)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at February 29, 2016.

166	• AB POOLING PORTFOLIOS

AB High-Yield Portfolio—Portfolio of Investments

(j)	Convertible security.

(k)	Floating Rate Security. Stated interest rate was in effect at February 29, 2016.

(l)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(m)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at February 29, 2016.

(n)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(o)	Defaulted matured security.

(p)	Defaulted.

(q)	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(r)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(s)	One contract relates to 100 shares.

(t)	One contract relates to 1 share.

(u)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(v)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

PEN – Peruvian Nuevo Sol

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

ETF – Exchange Traded Fund

GSE – Government-Sponsored Enterprise

INTRCONX – Inter-Continental Exchange

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

AB POOLING PORTFOLIOS •	167

AB High-Yield Portfolio—Portfolio of Investments

AB SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2016 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.4%
Financials – 26.5%
Banks – 8.9%
Associated Banc-Corp.	100,660	$1,731,352
Comerica, Inc.	79,300	2,678,754
First Niagara Financial Group, Inc.	213,058	1,968,656
Fulton Financial Corp.	181,410	2,287,580
Huntington Bancshares, Inc./OH	371,940	3,254,475
Synovus Financial Corp.	72,880	1,937,879
Texas Capital Bancshares, Inc.(a)	39,430	1,274,772
Webster Financial Corp.	67,682	2,274,792
Zions Bancorporation	122,640	2,614,685

		20,022,945

Capital Markets – 1.1%
E*TRADE Financial Corp.(a)	109,950	2,579,427

Consumer Finance – 0.6%
SLM Corp.(a)	246,750	1,441,020

Insurance – 9.1%
American Financial Group, Inc./OH	42,200	2,830,776
Aspen Insurance Holdings Ltd.	70,800	3,164,052
CNO Financial Group, Inc.	113,919	1,985,608
First American Financial Corp.	89,220	3,303,817
Hanover Insurance Group, Inc. (The)	35,920	2,979,564
Reinsurance Group of America, Inc. – Class A	32,020	2,885,002
Validus Holdings Ltd.	77,660	3,487,710

		20,636,529

Real Estate Investment Trusts (REITs) – 5.7%
DDR Corp.	131,690	2,203,173
Gramercy Property Trust	469,698	3,546,220
LTC Properties, Inc.	64,470	2,865,047
Mid-America Apartment Communities, Inc.	28,300	2,545,302
RLJ Lodging Trust	87,000	1,824,390

		12,984,132

Thrifts & Mortgage Finance – 1.1%
Essent Group Ltd.(a)	126,150	2,428,388

		60,092,441

Consumer Discretionary – 20.1%
Auto Components – 3.2%
Dana Holding Corp.	191,790	2,385,868
Lear Corp.	27,850	2,822,598
Tenneco, Inc.(a)	45,620	2,076,622

		7,285,088

168	• AB POOLING PORTFOLIOS

AB Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 1.4%
Bloomin’ Brands, Inc.	188,330	$3,256,226

Household Durables – 3.5%
Helen of Troy Ltd.(a)	24,980	2,382,093
Meritage Homes Corp.(a)	70,200	2,279,394
PulteGroup, Inc.	189,240	3,253,035

		7,914,522

Internet & Catalog Retail – 1.0%
Shutterfly, Inc.(a)	49,030	2,178,893

Media – 2.0%
Cable One, Inc.	5,197	2,227,278
Scholastic Corp.	62,310	2,182,720

		4,409,998

Multiline Retail – 1.4%
Big Lots, Inc.	77,480	3,134,066

Specialty Retail – 6.5%
Caleres, Inc.	82,203	2,329,633
Children’s Place, Inc. (The)	48,790	3,324,550
GameStop Corp. – Class A(b)	46,690	1,438,986
Michaels Cos., Inc. (The)(a)	131,930	3,073,969
Murphy USA, Inc.(a)	40,090	2,553,332
Office Depot, Inc.(a)	388,320	1,972,666

		14,693,136

Textiles, Apparel & Luxury Goods – 1.1%
Crocs, Inc.(a)	262,360	2,568,504

		45,440,433

Information Technology – 17.4%
Communications Equipment – 2.5%
Finisar Corp.(a)	222,910	3,250,028
Polycom, Inc.(a)	236,315	2,460,039

		5,710,067

Electronic Equipment, Instruments & Components – 6.4%
Avnet, Inc.	70,750	2,911,363
CDW Corp./DE	74,280	2,940,002
Celestica, Inc. (Toronto)(a)	128,020	1,314,765
Keysight Technologies, Inc.(a)	106,870	2,788,238
TTM Technologies, Inc.(a)	260,798	1,710,835
Vishay Intertechnology, Inc.	248,150	2,938,096

		14,603,299

AB POOLING PORTFOLIOS •	169

AB Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – 3.3%
Amdocs Ltd.	51,380	$2,916,329
Booz Allen Hamilton Holding Corp.	104,200	2,875,920
Genpact Ltd.(a)	60,730	1,605,094

		7,397,343

Semiconductors & Semiconductor Equipment – 2.3%
Advanced Micro Devices, Inc.(a)(b)	331,400	709,196
Cypress Semiconductor Corp.(a)(b)	347,350	2,771,853
Lam Research Corp.	24,480	1,794,384

		5,275,433

Software – 1.3%
Verint Systems, Inc.(a)	82,960	2,947,569

Technology Hardware, Storage & Peripherals – 1.6%
NCR Corp.(a)	151,110	3,529,929

		39,463,640

Industrials – 13.8%
Aerospace & Defense – 0.7%
Spirit AeroSystems Holdings, Inc. – Class A(a)	36,450	1,676,700

Commercial Services & Supplies – 0.8%
ABM Industries, Inc.	58,680	1,842,552

Construction & Engineering – 5.3%
AECOM(a)	120,504	3,309,040
EMCOR Group, Inc.	69,220	3,175,121
Granite Construction, Inc.	74,760	3,098,802
Quanta Services, Inc.(a)	113,420	2,301,292

		11,884,255

Electrical Equipment – 1.1%
Regal Beloit Corp.	46,290	2,526,508

Machinery – 2.5%
ITT Corp.	89,670	3,161,764
Oshkosh Corp.	71,850	2,478,825

		5,640,589

Road & Rail – 1.2%
Ryder System, Inc.	46,010	2,609,687

Trading Companies & Distributors – 2.2%
MRC Global, Inc.(a)	246,670	2,947,707
WESCO International, Inc.(a)(b)	45,460	2,002,513

		4,950,220

		31,130,511

170	• AB POOLING PORTFOLIOS

AB Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 5.9%
Chemicals – 3.1%
A. Schulman, Inc.	77,602	$1,915,993
Huntsman Corp.	189,700	2,060,142
Westlake Chemical Corp.	67,320	2,902,839

		6,878,974

Containers & Packaging – 2.0%
Avery Dennison Corp.	34,490	2,245,989
Graphic Packaging Holding Co.	187,960	2,317,547

		4,563,536

Metals & Mining – 0.8%
Steel Dynamics, Inc.	103,670	1,885,757

		13,328,267

Utilities – 4.4%
Electric Utilities – 2.9%
PNM Resources, Inc.	105,050	3,353,196
Westar Energy, Inc.	75,281	3,271,712

		6,624,908

Gas Utilities – 1.5%
Southwest Gas Corp.	56,520	3,447,720

		10,072,628

Health Care – 3.6%
Health Care Providers & Services – 3.6%
LifePoint Health, Inc.(a)	48,058	2,996,897
Molina Healthcare, Inc.(a)	45,520	2,824,061
WellCare Health Plans, Inc.(a)	26,360	2,368,973

		8,189,931

Energy – 3.2%
Energy Equipment & Services – 1.2%
RPC, Inc.(b)	192,540	2,612,768

Oil, Gas & Consumable Fuels – 2.0%
HollyFrontier Corp.	70,250	2,375,855
QEP Resources, Inc.	221,550	2,162,328

		4,538,183

		7,150,951

Consumer Staples – 1.5%
Food Products – 1.5%
Ingredion, Inc.	32,840	3,324,065

Total Common Stocks (cost $205,732,924)		218,192,867

AB POOLING PORTFOLIOS •	171

AB Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 3.2%
Investment Companies – 3.2%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.40%(c)(d) (cost $7,230,961)	7,230,961	$7,230,961

Total Investments Before Security Lending Collateral for Securities Loaned – 99.6% (cost $212,963,885)		225,423,828

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 4.4%
Investment Companies – 4.4%
AB Exchange Reserves – Class I, 0.41%(c)(d) (cost $9,874,133)	9,874,133	9,874,133

Total Investments – 104.0% (cost $222,838,018)		235,297,961
Other assets less liabilities – (4.0)%		(9,032,532)

Net Assets – 100.0%		$226,265,429

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

172	• AB POOLING PORTFOLIOS

AB Small-Mid Cap Value Portfolio—Portfolio of Investments

AB SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2016 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.6%
Information Technology – 23.3%
Communications Equipment – 3.1%
Ciena Corp.(a)	129,050	$2,645,525
CommScope Holding Co., Inc.(a)	64,410	1,622,488
Harris Corp.	18,350	1,431,667
Palo Alto Networks, Inc.(a)	6,190	896,250

		6,595,930

Electronic Equipment, Instruments & Components – 0.7%
VeriFone Systems, Inc.(a)	64,034	1,529,772

Internet Software & Services – 2.6%
CoStar Group, Inc.(a)	23,118	4,093,273
Pandora Media, Inc.(a)(b)	139,083	1,421,428

		5,514,701

IT Services – 1.9%
Vantiv, Inc. – Class A(a)	79,174	4,120,215

Semiconductors & Semiconductor Equipment – 4.0%
Cavium, Inc.(a)	25,006	1,487,607
Mellanox Technologies Ltd.(a)	32,677	1,660,318
Microsemi Corp.(a)	73,460	2,543,920
ON Semiconductor Corp.(a)	321,089	2,693,937

		8,385,782

Software – 11.0%
Aspen Technology, Inc.(a)	65,239	2,150,930
Atlassian Corp. PLC – Class A(a)	66,988	1,592,305
Cadence Design Systems, Inc.(a)	170,755	3,679,770
Fortinet, Inc.(a)	49,230	1,398,132
Guidewire Software, Inc.(a)	50,138	2,468,294
HubSpot, Inc.(a)	68,100	2,837,046
Qlik Technologies, Inc.(a)	62,780	1,457,751
ServiceNow, Inc.(a)	5,488	301,785
Tableau Software, Inc. – Class A(a)	24,752	1,129,929
Take-Two Interactive Software, Inc.(a)	86,412	3,109,968
Ultimate Software Group, Inc. (The)(a)	18,258	3,135,994

		23,261,904

		49,408,304

Consumer Discretionary – 23.1%
Diversified Consumer Services – 3.4%
Bright Horizons Family Solutions, Inc.(a)	57,165	3,622,546
Grand Canyon Education, Inc.(a)	90,576	3,530,653

		7,153,199

AB POOLING PORTFOLIOS •	173

AB Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 7.3%
Buffalo Wild Wings, Inc.(a)	14,491	$2,298,997
Dave & Buster’s Entertainment, Inc.(a)	79,165	2,921,980
Habit Restaurants, Inc. (The) – Class A(a)(b)	75,791	1,574,937
Norwegian Cruise Line Holdings Ltd.(a)	64,137	3,151,051
Texas Roadhouse, Inc. – Class A	49,110	2,048,378
Wyndham Worldwide Corp.	49,123	3,578,119

		15,573,462

Household Durables – 1.9%
Tempur Sealy International, Inc.(a)	68,247	3,935,804

Internet & Catalog Retail – 0.9%
Expedia, Inc.	18,723	1,949,252

Media – 1.6%
AMC Networks, Inc. – Class A(a)	53,390	3,499,181

Specialty Retail – 8.0%
Five Below, Inc.(a)(b)	99,396	3,811,837
Lithia Motors, Inc. – Class A	37,144	3,443,992
Select Comfort Corp.(a)	117,420	2,101,818
Tractor Supply Co.	41,688	3,525,554
Ulta Salon Cosmetics & Fragrance, Inc.(a)	24,482	4,044,181

		16,927,382

		49,038,280

Industrials – 19.6%
Aerospace & Defense – 3.2%
Hexcel Corp.	93,577	3,867,537
TransDigm Group, Inc.(a)	13,544	2,892,728

		6,760,265

Air Freight & Logistics – 1.2%
Expeditors International of Washington, Inc.	57,647	2,639,080

Building Products – 1.4%
Lennox International, Inc.	23,660	3,057,109

Electrical Equipment – 1.2%
AMETEK, Inc.	53,058	2,462,422

Industrial Conglomerates – 1.7%
Carlisle Cos., Inc.	38,827	3,500,642

Machinery – 4.4%
IDEX Corp.	53,771	4,041,428
Lincoln Electric Holdings, Inc.	51,101	2,788,582
Middleby Corp. (The)(a)	26,320	2,437,232

		9,267,242

174	• AB POOLING PORTFOLIOS

AB Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Marine – 1.6%
Kirby Corp.(a)	59,835	$3,387,259

Professional Services – 1.3%
Robert Half International, Inc.	68,306	2,690,573

Road & Rail – 1.4%
Genesee & Wyoming, Inc. – Class A(a)	54,124	3,069,913

Trading Companies & Distributors – 2.2%
United Rentals, Inc.(a)	23,378	1,205,603
Watsco, Inc.	27,390	3,493,595

		4,699,198

		41,533,703

Health Care – 17.5%
Biotechnology – 1.6%
Alder Biopharmaceuticals, Inc.(a)	36,075	685,064
Anacor Pharmaceuticals, Inc.(a)	12,040	767,911
DBV Technologies SA (Sponsored ADR)(a)	16,503	415,051
Sage Therapeutics, Inc.(a)	24,805	729,267
TESARO, Inc.(a)(b)	22,622	915,286

		3,512,579

Health Care Equipment & Supplies – 7.0%
Align Technology, Inc.(a)	60,635	4,003,729
DexCom, Inc.(a)	50,914	3,312,465
Nevro Corp.(a)(b)	50,312	2,897,971
Penumbra, Inc.(a)(b)	17,106	797,482
Sirona Dental Systems, Inc.(a)	34,786	3,821,242

		14,832,889

Health Care Providers & Services – 5.6%
Acadia Healthcare Co., Inc.(a)	60,461	3,350,144
Amsurg Corp.(a)	42,530	2,894,167
Diplomat Pharmacy, Inc.(a)(b)	83,621	2,978,580
Premier, Inc. – Class A(a)	83,906	2,728,623

		11,951,514

Life Sciences Tools & Services – 1.5%
ICON PLC(a)	43,978	3,129,474

Pharmaceuticals – 1.8%
Akorn, Inc.(a)	84,145	2,237,415
GW Pharmaceuticals PLC (ADR)(a)(b)	11,606	477,007
Medicines Co. (The)(a)	33,211	1,068,066

		3,782,488

		37,208,944

AB POOLING PORTFOLIOS •	175

AB Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 8.3%
Banks – 5.0%
First Republic Bank/CA	48,785	$3,002,229
IBERIABANK Corp.	23,504	1,120,671
Signature Bank/New York NY(a)	28,551	3,698,782
SVB Financial Group(a)	32,196	2,860,614

		10,682,296

Capital Markets – 3.3%
Affiliated Managers Group, Inc.(a)	19,135	2,653,833
Lazard Ltd. – Class A	81,172	2,855,631
Stifel Financial Corp.(a)	49,269	1,426,831

		6,936,295

		17,618,591

Materials – 2.7%
Chemicals – 1.4%
PolyOne Corp.	112,371	3,023,904

Construction Materials – 1.3%
Martin Marietta Materials, Inc.	18,565	2,647,740

		5,671,644

Energy – 2.3%
Energy Equipment & Services – 1.0%
Oceaneering International, Inc.	57,610	1,591,188
Superior Energy Services, Inc.	43,700	449,236

		2,040,424

Oil, Gas & Consumable Fuels – 1.3%
Concho Resources, Inc.(a)	21,844	1,971,203
Laredo Petroleum, Inc.(a)(b)	85,390	436,343
Oasis Petroleum, Inc.(a)	68,390	368,622

		2,776,168

		4,816,592

Consumer Staples – 0.8%
Food Products – 0.8%
Blue Buffalo Pet Products, Inc.(a)(b)	100,106	1,831,940

Total Common Stocks (cost $180,611,541)		207,127,998

SHORT-TERM INVESTMENTS – 2.4%
Investment Companies – 2.4%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.40%(c)(d) (cost $5,064,950)	5,064,950	5,064,950

Total Investments Before Security Lending Collateral for Securities Loaned – 100.0% (cost $185,676,491)		212,192,948

176	• AB POOLING PORTFOLIOS

AB Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 5.7%
Investment Companies – 5.7%
AB Exchange Reserves – Class I, 0.41%(c)(d) (cost $12,124,562)	12,124,562	$12,124,562

Total Investments – 105.7% (cost $197,801,053)		224,317,510
Other assets less liabilities – (5.7)%		(12,133,825)

Net Assets – 100.0%		$212,183,685

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

AB POOLING PORTFOLIOS •	177

AB Small-Mid Cap Growth Portfolio—Portfolio of Investments

AB MULTI-ASSET REAL RETURN PORTFOLIO

CONSOLIDATED PORTFOLIO OF INVESTMENTS

February 29, 2016 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 61.1%
Energy – 25.4%
Integrated Oil & Gas – 17.7%
BP PLC	1,579,954	$7,667,824
Chevron Corp.	128,440	10,717,033
China Petroleum & Chemical Corp. – Class H	1,514,000	858,939
Eni SpA	8,206	114,763
Exxon Mobil Corp.	295,927	23,718,549
Galp Energia SGPS SA	77,210	846,810
LUKOIL PJSC (Sponsored ADR)(a)	49,010	1,739,033
Petroleo Brasileiro SA (Preference Shares)(b)	132,700	169,859
Petroleo Brasileiro SA (Sponsored ADR)(b)	187,858	475,281
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	371,723	8,480,497
Royal Dutch Shell PLC – Class A	400,300	9,118,925
Royal Dutch Shell PLC – Class B	114,000	2,588,434
Statoil ASA(a)	7,380	107,432
TOTAL SA	263,478	11,809,204

		78,412,583

Oil & Gas Equipment & Services – 0.8%
Aker Solutions ASA(c)	205,030	608,196
Deep Sea Supply PLC(b)	863,126	70,944
Helix Energy Solutions Group, Inc.(b)	74,740	291,486
Petrofac Ltd.(a)	80,830	1,011,503
RPC, Inc.(a)	30,960	420,127
Schlumberger Ltd.	12,520	897,935

		3,300,191

Oil & Gas Exploration & Production – 6.3%
Anadarko Petroleum Corp.	80,326	3,048,372
California Resources Corp.	6,606	3,713
Canadian Natural Resources Ltd.	140,756	2,942,040
CNOOC Ltd.	2,416,800	2,514,394
ConocoPhillips	99,542	3,367,505
Det Norske Oljeselskap ASA(a)(b)	159,264	1,114,336
EOG Resources, Inc.	69,127	4,475,282
Hess Corp.	59,914	2,612,250
Inpex Corp.	96,900	698,589
Murphy Oil Corp.(a)	58,640	1,007,435
Occidental Petroleum Corp.	70,560	4,855,939
Pioneer Natural Resources Co.	6,871	828,162
Woodside Petroleum Ltd.	32,254	579,592

		28,047,609

Oil & Gas Refining & Marketing – 0.6%
Cosan SA Industria e Comercio	73,600	490,294
JX Holdings, Inc.	336,300	1,306,305

178	• AB POOLING PORTFOLIOS

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Tupras Turkiye Petrol Rafinerileri AS(b)	34,020	$869,253

		2,665,852

		112,426,235

Equity: Other – 9.1%
Diversified/Specialty – 6.9%
Activia Properties, Inc.	52	279,313
Alexandria Real Estate Equities, Inc.	4,405	348,700
Armada Hoffler Properties, Inc.	30,140	320,388
Ayala Land, Inc.	653,782	450,748
Azrieli Group Ltd.	2,183	79,190
Beni Stabili SpA SIIQ	63,521	40,671
British Land Co. PLC (The)	59,836	545,989
Bumi Serpong Damai Tbk PT	460,000	57,878
Buzzi Unicem SpA	21,690	330,000
CA Immobilien Anlagen AG(b)	36,215	614,787
Canadian Real Estate Investment Trust	4,350	133,554
CapitaLand Ltd.(a)	152,200	322,336
CBRE Group, Inc. – Class A(b)	14,570	370,224
Central Pattana PCL	80,400	104,928
Cheung Kong Property Holdings Ltd.	270,500	1,379,448
Ciputra Development Tbk PT	1,326,159	126,821
Cofinimmo SA	1,199	131,487
Country Garden Holdings Co., Ltd.	430,000	156,420
Dalian Wanda Commercial Properties Co., Ltd. – Class H(a)(c)	40,300	165,539
Digital Realty Trust, Inc.	8,213	649,402
East Japan Railway Co.	3,600	315,250
Emira Property Fund Ltd.	136,860	129,311
Evergrande Real Estate Group Ltd.(a)	317,750	208,998
Fastighets AB Balder – Class B(b)	5,428	125,221
Fibra Uno Administracion SA de CV	138,956	290,022
Fonciere Des Regions	7,614	624,074
Forest City Realty Trust, Inc. – Class A(b)	15,793	294,539
Fortress Income Fund Ltd. – Class A	50,972	48,331
Fortress Income Fund Ltd. – Class B	50,972	105,912
Fukuoka REIT Corp.(a)	95	163,508
Gecina SA	2,218	274,356
Globe Trade Centre SA(b)	19,961	33,665
Goldin Properties Holdings Ltd.(a)(b)	76,000	34,377
GPT Group (The)	276,554	968,475
Gramercy Property Trust	127,061	959,311
Great Portland Estates PLC	20,226	195,670
Growthpoint Properties Ltd.	149,427	227,394
H&R Real Estate Investment Trust	16,678	231,495
Hemfosa Fastigheter AB	48,096	532,015
Henderson Land Development Co., Ltd.	59,920	323,528
Hufvudstaden AB – Class A	6,529	95,092
Hulic Co., Ltd.	21,450	190,211

AB POOLING PORTFOLIOS •	179

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Hung Poo Real Estate Development Corp.	21,000	$14,002
IMMOFINANZ AG(b)	386,220	785,533
IOI Properties Group Bhd	115,400	56,228
Kaisa Group Holdings Ltd.(a)(b)(d)(e)	1,057,000	105,998
Kennedy Wilson Europe Real Estate PLC	38,829	606,329
Kiwi Property Group Ltd.	75,692	68,037
KLCCP Stapled Group	27,000	44,947
Land Securities Group PLC	46,392	648,251
Leopalace21 Corp.(b)	30,900	179,285
Lippo Karawaci Tbk PT	1,133,100	86,823
Longfor Properties Co., Ltd.	86,950	106,723
Mah Sing Group Bhd	93,275	29,062
Mapletree Greater China Commercial Trust(c)	111,900	72,383
Merlin Properties Socimi SA	109,714	1,145,422
Mitsubishi Estate Co., Ltd.	114,000	2,117,704
Mitsui Fudosan Co., Ltd.	100,000	2,323,735
New World China Land Ltd.	156,000	149,376
New World Development Co., Ltd.	535,759	449,690
Nomura Real Estate Master Fund, Inc.	211	293,077
Oberoi Realty Ltd.	5,124	17,265
Orix JREIT, Inc.(a)	137	208,261
Pakuwon Jati Tbk PT	1,388,500	47,491
Premier Investment Corp.	262	329,483
Pruksa Real Estate PCL	40,100	29,262
Quality Houses PCL	258,383	16,679
Redefine Properties Ltd.	240,022	155,091
Resilient REIT Ltd.	17,014	131,816
SA Corporate Real Estate Fund Nominees Pty Ltd.	463,578	133,430
SM Prime Holdings, Inc.	463,250	201,489
SP Setia Bhd Group	53,650	38,276
Sponda Oyj	14,079	57,236
Sumitomo Realty & Development Co., Ltd.	58,000	1,594,905
Summarecon Agung Tbk PT	646,400	76,952
Sun Hung Kai Properties Ltd.	164,663	1,841,674
Sunac China Holdings Ltd.	104,400	67,374
Suntec Real Estate Investment Trust	144,400	171,384
Supalai PCL	36,300	17,931
Swiss Prime Site AG (REG)(b)	3,730	311,120
TLG Immobilien AG	9,490	182,298
United Urban Investment Corp.	375	589,592
UOL Group Ltd.(a)	190,348	766,017
VEREIT, Inc.	55,129	442,135
Wallenstam AB – Class B	11,798	90,795
WHA Corp. PCL(b)	198,630	16,055
Wharf Holdings Ltd. (The)	80,000	399,754
WP Carey, Inc.(a)	5,346	303,065

		30,498,013

180	• AB POOLING PORTFOLIOS

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 1.5%
Assura PLC	232,940	$162,271
Chartwell Retirement Residences	10,348	99,121
HCP, Inc.	27,879	824,661
LTC Properties, Inc.	14,510	644,824
Omega Healthcare Investors, Inc.	9,989	320,247
Ventas, Inc.	47,273	2,631,688
Welltower, Inc.	35,474	2,262,532

		6,945,344

Triple Net – 0.7%
National Retail Properties, Inc.	25,528	1,122,722
Realty Income Corp.(a)	31,486	1,843,190

		2,965,912

		40,409,269

Materials – 7.3%
Commodity Chemicals – 0.4%
LyondellBasell Industries NV – Class A	12,470	1,000,219
Westlake Chemical Corp.	13,980	602,817

		1,603,036

Diversified Chemicals – 0.2%
Arkema SA	13,446	820,919

Diversified Metals & Mining – 2.7%
Antofagasta PLC(a)	159,830	1,091,094
Aurubis AG	12,960	584,776
Boliden AB	60,790	910,460
First Quantum Minerals Ltd.(a)	209,000	761,545
Glencore PLC(b)	1,533,650	2,815,390
Korea Zinc Co., Ltd.	2,320	839,393
Lundin Mining Corp.(b)	179,720	499,444
Rio Tinto PLC	153,330	4,033,015
South32 Ltd.(b)	339,000	301,647

		11,836,764

Fertilizers & Agricultural Chemicals – 1.5%
Agrium, Inc. (Toronto)	4,392	378,205
CF Industries Holdings, Inc.	39,391	1,436,196
Monsanto Co.	26,542	2,388,514
Potash Corp. of Saskatchewan, Inc.	27,203	461,024
Syngenta AG (REG)	2,926	1,171,804
UPL Ltd.	144,850	810,369

		6,646,112

Forest Products – 0.0%
West Fraser Timber Co., Ltd.	2,212	68,387

AB POOLING PORTFOLIOS •	181

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Gold – 1.3%
Agnico Eagle Mines Ltd.	29,559	$1,040,136
Barrick Gold Corp. (New York)	33,980	471,982
Barrick Gold Corp. (Toronto)	41,607	578,131
Franco-Nevada Corp.	5,236	312,496
Goldcorp, Inc.	100,922	1,450,054
Newcrest Mining Ltd.(b)	24,673	309,751
Newmont Mining Corp.	18,089	467,239
Randgold Resources Ltd.	11,265	1,023,305
Real Gold Mining Ltd.(b)(d)(e)	686,500	– 0	–^

		5,653,094

Paper Packaging – 0.2%
International Paper Co.	12,949	462,279
Smurfit Kappa Group PLC	26,230	605,798

		1,068,077

Paper Products – 0.2%
Mondi PLC	35,059	625,498
Oji Holdings Corp.	25,000	94,465
Stora Enso Oyj – Class R	17,353	142,873
UPM-Kymmene Oyj	16,977	287,178

		1,150,014

Precious Metals & Minerals – 0.2%
Fresnillo PLC	7,251	100,532
Industrias Penoles SAB de CV	4,653	54,538
Silver Wheaton Corp.	51,703	815,478

		970,548

Specialty Chemicals – 0.1%
Johnson Matthey PLC	11,755	415,080

Steel – 0.5%
Novolipetsk Steel AO (GDR)(c)	84,710	826,395
Severstal PAO (GDR)(c)	50,960	414,943
Vale SA (Sponsored ADR) (Local Preference Shares)(a)	208,670	448,641
voestalpine AG	15,410	444,865

		2,134,844

		32,366,875

Retail – 6.4%
Regional Mall – 2.6%
BR Malls Participacoes SA	24,910	83,497
CapitaLand Mall Trust	154,600	240,597
General Growth Properties, Inc.	40,468	1,113,679
Macerich Co. (The)	9,507	751,814
Multiplan Empreendimentos Imobiliarios SA	4,450	52,096
Pennsylvania Real Estate Investment Trust(a)	21,130	404,851

182	• AB POOLING PORTFOLIOS

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Simon Property Group, Inc.	37,075	$7,034,240
Westfield Corp.	225,138	1,601,190

		11,281,964

Shopping Center/Other Retail – 3.8%
Aeon Mall Co., Ltd.	26,500	375,620
Brixmor Property Group, Inc.	27,290	639,405
Capital & Counties Properties PLC	42,108	188,361
Capitaland Malaysia Mall Trust	65,200	22,793
Citycon Oyj(b)	23,005	53,334
DDR Corp.	42,183	705,722
Federal Realty Investment Trust	4,139	612,820
Fibra Shop Portafolios Inmobiliarios SAPI de CV	363,614	349,976
Hammerson PLC	45,564	346,460
Hyprop Investments Ltd.	14,270	93,305
IGB Real Estate Investment Trust	98,600	35,641
Intu Properties PLC(a)	54,706	227,258
Japan Retail Fund Investment Corp.(a)	145	330,531
Kimco Realty Corp.	24,878	665,487
Kite Realty Group Trust	27,470	739,492
Klepierre	28,898	1,203,234
Link REIT	287,878	1,624,214
Mercialys SA	26,040	572,519
Ramco-Gershenson Properties Trust	39,474	663,163
Regency Centers Corp.	20,603	1,454,160
Retail Opportunity Investments Corp.	39,674	729,208
RioCan Real Estate Investment Trust (Toronto)	19,239	364,588
Scentre Group	538,395	1,673,966
Shaftesbury PLC	16,275	193,840
Smart Real Estate Investment Trust	6,659	158,379
Unibail-Rodamco SE	5,748	1,430,115
Vastned Retail NV	12,298	525,602
Vicinity Centres	442,572	979,836

		16,959,029

		28,240,993

Residential – 6.2%
Multi-Family – 4.7%
Advance Residence Investment Corp.	77	185,559
Apartment Investment & Management Co. – Class A	9,446	345,818
AvalonBay Communities, Inc.	19,667	3,375,644
BUWOG AG(b)	3,540	73,008
Camden Property Trust	5,223	390,367
Canadian Apartment Properties REIT	6,609	140,044
China Overseas Land & Investment Ltd.	750,650	2,237,665

AB POOLING PORTFOLIOS •	183

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

China Resources Land Ltd.	642,966	$1,531,760
China Vanke Co., Ltd. – Class H	213,075	482,030
CIFI Holdings Group Co., Ltd.	1,412,000	286,757
Comforia Residential REIT, Inc.	133	268,666
Corp. GEO SAB de CV Series B(a)(b)	1,085	393
Cyrela Brazil Realty SA Empreendimentos e Participacoes	16,120	32,918
Desarrolladora Homex SAB de CV(a)(b)	130	28
Deutsche Wohnen AG	20,221	533,819
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	442,984	384,304
Equity LifeStyle Properties, Inc.	3,250	228,020
Equity Residential	30,043	2,237,904
Essex Property Trust, Inc.	6,960	1,456,589
Greentown China Holdings Ltd.(b)	237,500	190,092
Independence Realty Trust, Inc.(a)	46,620	299,767
Kenedix Residential Investment Corp.(a)	102	269,177
Land & Houses PCL	209,900	48,846
LEG Immobilien AG(b)	3,456	282,470
Mid-America Apartment Communities, Inc.	13,847	1,245,399
Mirvac Group	164,820	214,553
MRV Engenharia e Participacoes SA	16,500	43,556
Shenzhen Investment Ltd.	172,000	62,355
Shimao Property Holdings Ltd.	73,500	95,177
Sino-Ocean Land Holdings Ltd.	214,350	93,647
Stockland	135,871	403,232
Sun Communities, Inc.	12,481	842,842
UDR, Inc.	15,721	539,702
UNITE Group PLC (The)	33,830	286,669
Urbi Desarrollos Urbanos SAB de CV(b)(d)(e)	52,560	– 0	–
Vonovia SE	36,784	1,142,469
Wing Tai Holdings Ltd.	590,300	654,661

		20,905,907

Self Storage – 1.5%
Big Yellow Group PLC	40,940	416,442
CubeSmart	35,437	1,059,566
Extra Space Storage, Inc.	12,578	1,033,283
National Storage Affiliates Trust	30,451	550,858
Public Storage	10,912	2,722,435
Safestore Holdings PLC	63,110	286,915
Sovran Self Storage, Inc.	6,000	638,640

		6,708,139

		27,614,046

Office – 2.9%
Office – 2.9%
Allied Properties Real Estate Investment Trust	23,688	552,545
alstria office REIT-AG(a)(b)	67,645	855,089
Ascendas India Trust	41,100	25,724

184	• AB POOLING PORTFOLIOS

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Befimmo SA	995	$55,545
Boston Properties, Inc.	22,160	2,529,343
Castellum AB	9,657	145,811
Cominar Real Estate Investment Trust	10,160	114,741
Derwent London PLC	5,814	244,259
Dream Office Real Estate Investment Trust	34,097	497,972
Entra ASA(c)	3,699	32,085
Fabege AB	7,830	121,107
Green REIT PLC	39,444	57,072
Highwoods Properties, Inc.	15,510	675,461
Hongkong Land Holdings Ltd.	194,300	1,140,179
ICADE	7,290	507,591
Inmobiliaria Colonial SA(b)	123,319	80,068
Investa Office Fund	140,620	397,268
Japan Prime Realty Investment Corp.	79	324,471
Japan Real Estate Investment Corp.	72	434,540
Kenedix Office Investment Corp. – Class A	112	650,343
Kilroy Realty Corp.	5,600	303,912
Liberty Property Trust	9,073	262,028
Mori Hills REIT Investment Corp.	246	370,478
Nippon Building Fund, Inc.	80	474,475
Norwegian Property ASA(b)	15,072	14,808
PSP Swiss Property AG (REG)(b)	2,375	202,223
SL Green Realty Corp.	6,019	530,755
Vornado Realty Trust	10,351	893,912
Workspace Group PLC	29,090	292,234

		12,786,039

Industrials – 1.9%
Industrial Warehouse Distribution – 1.5%
Ascendas Real Estate Investment Trust	116,600	200,614
Daiwa House REIT Investment Corp.	63	254,041
DCT Industrial Trust, Inc.	20,970	758,904
Duke Realty Corp.	66,991	1,385,374
Global Logistic Properties Ltd.	184,200	231,596
GLP J-Reit(a)	308	328,134
Granite Real Estate Investment Trust	22,489	637,788
Macquarie Mexico Real Estate Management SA de CV(b)	251,715	317,802
PLA Administradora Industrial S de RL de CV(b)	93,630	155,964
Prologis, Inc.	44,692	1,718,854
Segro PLC	43,263	249,224
Warehouses De Pauw CVA	4,829	408,544

		6,646,839

AB POOLING PORTFOLIOS •	185

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Mixed Office Industrial – 0.4%
BR Properties SA	11,320	$22,327
Goodman Group	283,691	1,308,926
Kungsleden AB	67,783	453,894

		1,785,147

		8,431,986

Lodging – 0.8%
Lodging – 0.8%
Ashford Hospitality Trust, Inc.	67,798	374,923
Chesapeake Lodging Trust	28,320	719,611
Host Hotels & Resorts, Inc.	46,807	716,615
Pebblebrook Hotel Trust	16,730	454,387
RLJ Lodging Trust	21,992	461,172
Summit Hotel Properties, Inc.	66,840	722,541
Wyndham Worldwide Corp.	4,360	317,582

		3,766,831

Food Beverage & Tobacco – 0.6%
Agricultural Products – 0.5%
Archer-Daniels-Midland Co.	45,835	1,602,391
Bunge Ltd.	4,784	237,861
Wilmar International Ltd.(a)	62,000	137,060

		1,977,312

Packaged Foods & Meats – 0.1%
Tyson Foods, Inc. – Class A	7,930	513,468

		2,490,780

Real Estate – 0.3%
Developers – 0.0%
Daelim Industrial Co., Ltd.	3,130	203,357

Diversified Real Estate Activities – 0.3%
MMC Norilsk Nickel PJSC (ADR)	110,330	1,330,630

		1,533,987

Mortgage – 0.2%
Mortgage – 0.2%
Blackstone Mortgage Trust, Inc. – Class A	12,360	305,786
Concentradora Hipotecaria SAPI de CV	216,470	295,393
First American Financial Corp.	8,650	320,309

		921,488

Financial:Other – 0.0%
Financial:Other – 0.0%
DLF Ltd.	25,226	32,624

Total Common Stocks (cost $305,343,102)		271,021,153

186	• AB POOLING PORTFOLIOS

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 5.2%
Funds and Investment Trusts – 5.2%
iShares US Real Estate ETF(a)	18,015	$1,287,532
SPDR S&P Dividend ETF(a)	176,000	13,097,920
Vanguard Dividend Appreciation ETF(a)	111,190	8,543,840

Total Investment Companies (cost $23,534,901)		22,929,292

	Principal Amount (000)
INFLATION-LINKED SECURITIES – 1.4%
United States – 1.4%
U.S. Treasury Inflation Index 0.625%, 7/15/21 (TIPS) (cost $6,083,343)	$5,812	6,015,371

	Shares

WARRANTS – 0.0%
Equity: Other – 0.0%
Health Care – 0.0%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 9/06/18(b) (cost $186,443)	109,109	173,797

SHORT-TERM INVESTMENTS – 31.6%
Investment Companies – 6.3%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.40%(f)(g) (cost $27,721,043)	27,721,043	27,721,043

	Principal Amount (000)
U.S. Treasury Bills – 25.3%
U.S. Treasury Bill Zero Coupon, 4/28/16(h) (cost $111,958,860)	$112,013	111,958,860

Total Short-Term Investments (cost $139,679,903)		139,679,903

Total Investments Before Security Lending Collateral for Securities Loaned – 99.2% (cost $474,827,692)		439,819,516

AB POOLING PORTFOLIOS •	187

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.7%
Investment Companies – 2.7%
AB Exchange Reserves – Class I, 0.41%(f)(g) (cost $12,199,865)	12,199,865	$12,199,865

Total Investments – 102.0% (cost $487,027,557)		452,019,381
Other assets less liabilities – (2.0)%		(8,672,673)

Net Assets – 100.0%		$443,346,708

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Corn Futures	62	May 2016	$1,144,859	$1,106,700	$(38,159)
Gasoline RBOB Futures	122	May 2016	6,529,532	6,951,731	422,199
Gasoline RBOB Futures	42	June 2016	2,285,212	2,383,517	98,305
Gold 100 OZ Futures	160	April 2016	18,825,750	19,750,400	924,650
KC HRW Wheat Futures	13	May 2016	297,466	297,375	(91)
Live Cattle Futures	12	June 2016	593,618	605,640	12,022
LME Nickel Futures	18	March 2016	920,964	917,568	(3,396)
LME PRI Aluminum Futures	26	March 2016	962,069	1,021,962	59,893
LME Zinc Futures	45	March 2016	1,796,913	1,983,094	186,181
Palladium Futures	8	June 2016	399,541	396,520	(3,021)
Platinum Futures	5	April 2016	211,333	233,575	22,242
Silver Futures	9	May 2016	695,670	671,310	(24,360)
Soybean Futures	28	May 2016	1,232,929	1,205,400	(27,529)
Sugar 11 (World) Futures	18	April 2016	256,734	289,498	32,764

Sold Contracts
Cattle Feeder Futures	8	April 2016	620,830	636,300	(15,470)
LME Nickel Futures	18	March 2016	934,466	917,568	16,898
LME PRI Aluminum Futures	63	March 2016	2,316,408	2,476,294	(159,886)
LME Zinc Futures	12	March 2016	455,068	528,825	(73,757)

					$1,429,485

188	• AB POOLING PORTFOLIOS

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	8,770	NOK	76,038	3/18/16	$(33,995)
Bank of America, NA	USD	2,012	RUB	157,087	6/17/16	9,655
Barclays Bank PLC	CNY	78,890	USD	12,087	3/18/16	49,334
Barclays Bank PLC	USD	1,149	INR	78,331	3/18/16	(4,468)
Barclays Bank PLC	USD	2,516	KRW	3,020,812	3/18/16	(79,307)
Barclays Bank PLC	USD	5,000	MYR	20,768	3/18/16	(47,767)
Barclays Bank PLC	GBP	4,699	USD	6,549	6/17/16	5,835
BNP Paribas SA	CAD	24,500	USD	18,153	3/18/16	44,755
BNP Paribas SA	EUR	6,142	USD	6,682	3/18/16	(2,456)
BNP Paribas SA	NOK	36,609	USD	4,276	3/18/16	70,257
BNP Paribas SA	USD	2,164	AUD	3,041	3/18/16	5,136
BNP Paribas SA	USD	3,185	EUR	2,903	3/18/16	(25,398)
BNP Paribas SA	USD	1,984	JPY	230,526	3/18/16	61,703
Citibank	RUB	280,424	USD	3,566	3/18/16	(143,061)
Citibank	USD	2,454	GBP	1,680	3/18/16	(115,138)
Citibank	USD	15,506	RUB	1,205,039	3/18/16	431,878
Citibank	USD	3,413	ZAR	50,519	3/18/16	(238,831)
Deutsche Bank AG	GBP	1,364	USD	2,056	3/18/16	157,379
Deutsche Bank AG	SEK	16,720	USD	1,963	3/18/16	9,490
Deutsche Bank AG	USD	1,384	EUR	1,242	3/18/16	(32,429)
Goldman Sachs Bank USA	BRL	6,192	USD	1,556	3/02/16	13,930
Goldman Sachs Bank USA	USD	1,509	BRL	6,192	3/02/16	32,792
Goldman Sachs Bank USA	INR	83,602	USD	1,232	3/18/16	11,092
Goldman Sachs Bank USA	JPY	310,414	USD	2,647	3/18/16	(107,559)
Goldman Sachs Bank USA	RUB	516,754	USD	7,275	3/18/16	440,389
Goldman Sachs Bank USA	USD	445	MYR	1,893	3/18/16	6,777
HSBC Bank USA	USD	2,159	AUD	3,011	3/18/16	(11,593)
HSBC Bank USA	USD	6,210	CAD	8,582	3/18/16	132,593
HSBC Bank USA	USD	985	SGD	1,405	3/18/16	14,508
JPMorgan Chase Bank	EUR	2,439	USD	2,585	3/18/16	(69,930)
JPMorgan Chase Bank	USD	5,558	JPY	653,792	3/18/16	242,961
Morgan Stanley & Co., Inc.	BRL	5,647	USD	1,430	3/02/16	24,061
Morgan Stanley & Co., Inc.	USD	1,419	BRL	5,647	3/02/16	(12,704)
Morgan Stanley & Co., Inc.	USD	6,853	HKD	53,103	3/18/16	(24,840)
Morgan Stanley & Co., Inc.	EUR	1,372	USD	1,518	6/17/16	20,363
Nomura Global Financial Products, Inc.	KRW	8,017,179	USD	6,589	3/18/16	122,960
Nomura Global Financial Products, Inc.	MYR	55,118	USD	12,449	3/18/16	(692,873)
Nomura Global Financial Products, Inc.	USD	4,132	MYR	17,468	3/18/16	32,445
Royal Bank of Scotland PLC	AUD	10,398	USD	7,521	3/18/16	104,865
Royal Bank of Scotland PLC	GBP	919	USD	1,389	3/18/16	110,233
Royal Bank of Scotland PLC	JPY	370,467	USD	3,258	3/18/16	(28,867)
Royal Bank of Scotland PLC	TWD	195,750	USD	5,781	3/18/16	(97,914)
Royal Bank of Scotland PLC	USD	4,638	CNY	30,644	3/18/16	37,334
Royal Bank of Scotland PLC	USD	3,701	CNY	24,243	3/18/16	(2,118)
Royal Bank of Scotland PLC	USD	5,568	JPY	682,767	3/18/16	489,908
Royal Bank of Scotland PLC	USD	2,133	TWD	71,141	3/18/16	4,094
Royal Bank of Scotland PLC	CAD	2,108	USD	1,539	6/17/16	(19,236)
Royal Bank of Scotland PLC	GBP	1,707	USD	2,441	6/17/16	63,930
Standard Chartered Bank	USD	1,444	IDR	20,453,303	3/18/16	82,660

AB POOLING PORTFOLIOS •	189

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	EUR	6,575	USD	7,130	3/18/16	$(26,263)
State Street Bank & Trust Co.	HKD	20,455	USD	2,624	3/18/16	(6,164)
State Street Bank & Trust Co.	HKD	17,665	USD	2,280	3/18/16	8,414
State Street Bank & Trust Co.	JPY	434,857	USD	3,674	3/18/16	(184,893)
State Street Bank & Trust Co.	NZD	186	USD	123	3/18/16	480
State Street Bank & Trust Co.	USD	3,023	CHF	3,013	3/18/16	(3,047)
State Street Bank & Trust Co.	USD	6,279	EUR	5,786	3/18/16	17,867
State Street Bank & Trust Co.	USD	3,590	EUR	3,287	3/18/16	(12,778)
State Street Bank & Trust Co.	USD	3,765	JPY	434,857	3/18/16	93,431
State Street Bank & Trust Co.	USD	1,637	SEK	13,788	3/18/16	(25,993)
State Street Bank & Trust Co.	USD	136	BRL	545	5/03/16	(2,112)
State Street Bank & Trust Co.	USD	4,184	JPY	471,318	6/17/16	10,206
UBS AG	CHF	1,079	USD	1,080	3/18/16	(1,693)
UBS AG	EUR	16,942	USD	18,532	3/18/16	93,115

						$1,003,403

PUT OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
United States Oil Fund (i)	5,681,400	$6.50	March 2016	$572,685	$(81,449)

INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$12,400	2/24/25	1.770%	CPI	#	$25,802
Citibank, NA	14,780	2/11/26	1.805%	CPI	#	102,039
Deutsche Bank AG	102,000	7/30/25	2.278%	CPI	#	(2,040,278)
JPMorgan Chase Bank, NA	116,340	3/30/25	2.170%	CPI	#	(1,930,361)
JPMorgan Chase Bank, NA	81,117	4/01/25	2.170%	CPI	#	(1,345,311)

						$(5,188,109)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
JPMorgan Chase Bank, NA
Bloomberg Commodity Index 2 Months Forwards	817,520	0.11%	$135,059	3/15/16	$2,333,111

Pay Total Return on Reference Obligation
Goldman Sachs International
BBG WTI Crude Oil Index	90,267	0.06%	5,385	5/16/16	(484,905)

					$1,848,206

190	• AB POOLING PORTFOLIOS

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

^	Less than $0.50.

(a)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(b)	Non-income producing security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, the aggregate market value of these securities amounted to $2,119,541 or 0.5% of net assets.

(d)	Fair valued by the Adviser.

(e)	Illiquid security.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(g)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(i)	One contract relates to 1 share.

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
CNY	– Chinese Yuan Renminbi
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
IDR	– Indonesian Rupiah
INR	– Indian Rupee
JPY	– Japanese Yen
KRW	– South Korean Won
MYR	– Malaysian Ringgit
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
RUB	– Russian Ruble
SEK	– Swedish Krona
SGD	– Singapore Dollar
TWD	– New Taiwan Dollar
USD	– United States Dollar
ZAR	– South African Rand

Glossary:

ADR	– American Depositary Receipt
ETF	– Exchange Traded Fund
GDR	– Global Depositary Receipt
KC	HRW – Kansas City Hard Red Winter
LME	– London Metal Exchange
PJSC	– Public Joint Stock Company
REG	– Registered Shares
REIT	– Real Estate Investment Trust
SPDR	– Standard & Poor’s Depository Receipt
TIPS	– Treasury Inflation Protected Security
WTI	– West Texas Intermediate

See notes to financial statements.

AB POOLING PORTFOLIOS •	191

AB Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

AB VOLATILITY MANAGEMENT

PORTFOLIO OF INVESTMENTS

February 29, 2016 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 66.6%
Financials – 10.5%
Banks – 5.1%
Aozora Bank Ltd.(a)	29,000	$94,483
Australia & New Zealand Banking Group Ltd.	76,328	1,217,682
Banco Bilbao Vizcaya Argentaria SA	169,189	1,069,575
Banco Comercial Portugues SA(a)(b)	1,009,163	37,518
Banco de Sabadell SA	134,107	212,379
Banco Espirito Santo SA (REG)(b)(c)(d)	54,936	– 0	–^
Banco Popolare SC(b)	9,614	78,491
Banco Popular Espanol SA	45,119	107,650
Banco Santander SA	383,719	1,552,140
Bank Hapoalim BM	27,220	132,969
Bank Leumi Le-Israel BM(b)	35,870	119,665
Bank of America Corp.	235,202	2,944,729
Bank of East Asia Ltd. (The)(a)	31,200	98,759
Bank of Ireland(b)	727,800	206,385
Bank of Kyoto Ltd. (The)	9,000	56,310
Bank of Queensland Ltd.	9,550	71,734
Bank of Yokohama Ltd. (The)	29,000	131,491
Bankia SA	119,352	101,218
Bankinter SA	17,836	117,546
Barclays PLC	445,372	1,058,077
BB&T Corp.	17,500	562,800
Bendigo & Adelaide Bank Ltd.(a)	11,979	72,961
BNP Paribas SA	28,178	1,314,139
BOC Hong Kong Holdings Ltd.	98,000	254,624
CaixaBank SA	69,627	198,666
Chiba Bank Ltd. (The)	18,000	84,413
Chugoku Bank Ltd. (The)	4,000	42,219
Citigroup, Inc.	67,599	2,626,221
Citizens Financial Group, Inc.	12,033	231,395
Comerica, Inc.	3,950	133,431
Commerzbank AG(b)	28,317	228,803
Commonwealth Bank of Australia	45,091	2,249,457
Credit Agricole SA	28,018	292,816
Danske Bank A/S	18,782	512,605
DBS Group Holdings Ltd.(a)	47,000	452,682
DNB ASA	25,942	299,037
Erste Group Bank AG(b)	7,416	190,895
Fifth Third Bancorp	18,050	275,443
Fukuoka Financial Group, Inc.	20,000	63,380
Gunma Bank Ltd. (The)	9,000	39,546
Hachijuni Bank Ltd. (The)	10,000	45,866
Hang Seng Bank Ltd.	20,300	342,409
Hiroshima Bank Ltd. (The)	13,000	48,445
Hokuhoku Financial Group, Inc.	32,000	47,629

192	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

HSBC Holdings PLC	519,260	$3,302,149
Huntington Bancshares, Inc./OH	18,000	157,500
ING Groep NV	102,638	1,223,582
Intesa Sanpaolo SpA	335,769	848,109
Intesa Sanpaolo SpA – RSP	23,208	54,603
Iyo Bank Ltd. (The)	6,000	41,506
Japan Post Bank Co., Ltd.(b)	10,650	116,001
Joyo Bank Ltd. (The)	16,000	55,419
JPMorgan Chase & Co.	83,050	4,675,715
KBC Groep NV	6,723	356,022
KeyCorp	18,850	198,867
Kyushu Financial Group, Inc.(b)	8,641	50,221
Lloyds Banking Group PLC	1,514,473	1,519,810
M&T Bank Corp.	3,650	374,307
Mitsubishi UFJ Financial Group, Inc.	338,400	1,460,299
Mizrahi Tefahot Bank Ltd.	3,655	40,351
Mizuho Financial Group, Inc.	625,100	922,171
National Australia Bank Ltd.	69,786	1,200,336
Natixis SA	24,606	131,676
Nordea Bank AB(a)	80,351	799,186
Oversea-Chinese Banking Corp., Ltd.	80,000	459,064
People’s United Financial, Inc.(a)	6,950	101,539
PNC Financial Services Group, Inc. (The)	11,500	935,065
Raiffeisen Bank International AG(a)(b)	3,111	41,214
Regions Financial Corp.	29,700	223,344
Resona Holdings, Inc.	58,600	205,516
Royal Bank of Scotland Group PLC(b)	92,167	285,626
Seven Bank Ltd.(a)	15,807	67,638
Shinsei Bank Ltd.	47,000	55,812
Shizuoka Bank Ltd. (The)(a)	14,000	102,334
Skandinaviska Enskilda Banken AB – Class A	40,323	393,975
Societe Generale SA	19,293	677,589
Standard Chartered PLC	86,919	517,103
Sumitomo Mitsui Financial Group, Inc.	33,800	948,434
Sumitomo Mitsui Trust Holdings, Inc.	88,000	256,408
SunTrust Banks, Inc.	11,550	383,229
Suruga Bank Ltd.	5,152	82,527
Svenska Handelsbanken AB – Class A	39,750	508,318
Swedbank AB – Class A	24,040	485,603
UniCredit SpA	126,420	469,599
Unione di Banche Italiane SpA	23,248	89,234
United Overseas Bank Ltd.(a)	34,000	413,884
US Bancorp	37,150	1,431,018
Wells Fargo & Co.	104,950	4,924,254
Westpac Banking Corp.	88,190	1,803,727
Yamaguchi Financial Group, Inc.	5,000	47,071
Zions Bancorporation	4,500	95,940

		53,551,578

AB POOLING PORTFOLIOS •	193

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Capital Markets – 1.1%
3i Group PLC	25,205	$152,634
Aberdeen Asset Management PLC	24,311	81,090
Affiliated Managers Group, Inc.(b)	1,287	178,494
Ameriprise Financial, Inc.	4,000	335,800
Bank of New York Mellon Corp. (The)	24,800	877,672
BlackRock, Inc. – Class A	2,890	901,564
Charles Schwab Corp. (The)	26,900	673,845
Credit Suisse Group AG (REG)(b)	46,881	627,464
Daiwa Securities Group, Inc.	44,000	259,723
Deutsche Bank AG (REG)	36,691	630,809
E*TRADE Financial Corp.(b)	6,450	151,317
Franklin Resources, Inc.	8,650	310,103
Goldman Sachs Group, Inc. (The)	9,100	1,360,723
Hargreaves Lansdown PLC	6,940	118,975
ICAP PLC	14,678	88,370
Invesco Ltd.	9,550	255,367
Investec PLC	14,543	95,232
Julius Baer Group Ltd.(b)	5,941	237,044
Legg Mason, Inc.	2,400	68,544
Macquarie Group Ltd.	7,969	364,063
Mediobanca SpA	14,934	100,919
Morgan Stanley	34,150	843,505
Nomura Holdings, Inc.	96,300	406,941
Northern Trust Corp.	4,950	293,931
Partners Group Holding AG	427	154,557
Platinum Asset Management Ltd.(a)	6,174	26,091
SBI Holdings, Inc./Japan	5,663	51,646
Schroders PLC	3,300	119,386
State Street Corp.	9,150	501,237
T Rowe Price Group, Inc.	5,750	397,383
UBS Group AG	97,147	1,484,113

		12,148,542

Consumer Finance – 0.3%
Acom Co., Ltd.(a)(b)	10,590	47,182
AEON Financial Service Co., Ltd.(a)	2,800	62,566
American Express Co.	19,100	1,061,578
Capital One Financial Corp.	12,185	800,920
Credit Saison Co., Ltd.	4,000	67,727
Discover Financial Services	9,750	452,595
Navient Corp.	8,400	90,972
Provident Financial PLC	3,902	175,585
Synchrony Financial(b)	18,706	504,127

		3,263,252

Diversified Financial Services – 1.1%
ASX Ltd.	5,139	153,791
Berkshire Hathaway, Inc. – Class B(b)	42,135	5,653,253

194	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Challenger Ltd./Australia	15,123	$80,895
CME Group, Inc./IL – Class A	7,550	690,372
Deutsche Boerse AG	5,124	421,290
Eurazeo SA	1,125	65,895
EXOR SpA	2,615	86,196
First Pacific Co., Ltd./Hong Kong	57,900	39,606
Groupe Bruxelles Lambert SA	2,142	163,422
Hong Kong Exchanges and Clearing Ltd.	30,200	655,759
Industrivarden AB – Class C	4,334	66,693
Intercontinental Exchange, Inc.	2,545	606,881
Investment AB Kinnevik – Class B	6,249	155,048
Investor AB – Class B	12,091	400,539
Japan Exchange Group, Inc.	14,600	226,147
Leucadia National Corp.	7,550	109,098
London Stock Exchange Group PLC	8,307	307,763
McGraw Hill Financial, Inc.	6,100	547,414
Mitsubishi UFJ Lease & Finance Co., Ltd.	13,070	56,375
Moody’s Corp.	3,950	350,760
Nasdaq, Inc.	2,650	167,719
ORIX Corp.	35,150	460,145
Pargesa Holding SA	820	48,228
Singapore Exchange Ltd.	21,000	108,412
Wendel SA	763	72,565

		11,694,266

Insurance – 2.5%
Admiral Group PLC	5,560	133,512
Aegon NV	47,281	236,731
Aflac, Inc.	9,650	574,368
Ageas	5,346	197,245
AIA Group Ltd.	319,500	1,624,986
Allianz SE (REG)	12,157	1,803,211
Allstate Corp. (The)	9,000	571,140
American International Group, Inc.	29,040	1,457,808
AMP Ltd.	77,523	293,430
Aon PLC	6,300	600,327
Assicurazioni Generali SpA	30,996	429,639
Assurant, Inc.	1,500	106,650
Aviva PLC	107,394	651,624
AXA SA	51,975	1,142,749
Baloise Holding AG (REG)	1,331	167,425
Chubb Ltd.	10,369	1,197,931
Cincinnati Financial Corp.	3,250	205,205
CNP Assurances	4,557	67,391
Dai-ichi Life Insurance Co., Ltd. (The)	28,657	346,869
Direct Line Insurance Group PLC	35,774	192,662
Gjensidige Forsikring ASA	5,309	83,363
Hannover Rueck SE (REG)	1,601	164,310

AB POOLING PORTFOLIOS •	195

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Hartford Financial Services Group, Inc. (The)	9,250	$389,610
Insurance Australia Group Ltd.	64,540	237,362
Japan Post Holdings Co., Ltd.(b)	12,000	152,822
Legal & General Group PLC	157,078	494,061
Lincoln National Corp.	5,600	204,568
Loews Corp.	6,350	230,822
Mapfre SA	26,863	52,301
Marsh & McLennan Cos., Inc.	11,900	678,895
Medibank Pvt Ltd.	70,276	126,148
MetLife, Inc.	25,050	990,978
MS&AD Insurance Group Holdings, Inc.	13,500	367,279
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	4,429	869,394
NN Group NV	6,341	195,323
Old Mutual PLC	129,447	304,677
Principal Financial Group, Inc.	6,100	230,641
Progressive Corp. (The)	13,100	418,152
Prudential Financial, Inc.	10,100	667,509
Prudential PLC	68,311	1,189,580
QBE Insurance Group Ltd.	36,309	272,848
RSA Insurance Group PLC	26,271	158,596
Sampo Oyj – Class A	11,867	533,815
SCOR SE	4,077	142,592
Sompo Japan Nipponkoa Holdings, Inc.	9,000	258,917
Sony Financial Holdings, Inc.(a)	4,619	64,395
St James’s Place PLC	13,973	165,992
Standard Life PLC	51,619	238,268
Suncorp Group Ltd.	34,153	272,180
Swiss Life Holding AG(b)	852	207,475
Swiss Re AG	9,349	828,657
T&D Holdings, Inc.	15,400	151,922
Tokio Marine Holdings, Inc.	18,111	631,385
Torchmark Corp.	2,575	131,892
Travelers Cos., Inc. (The)	7,000	752,640
Tryg A/S	3,176	57,956
UnipolSai SpA	29,523	60,617
Unum Group	5,450	155,489
Willis Towers Watson PLC	3,126	354,238
XL Group PLC	6,700	230,346
Zurich Insurance Group AG(b)	4,002	847,667

		26,566,585

Real Estate Investment Trusts (REITs) – 0.3%
American Tower Corp.	9,520	877,744
CBRE Group, Inc. – Class A(b)	6,490	164,911
Crown Castle International Corp.	7,530	651,345

196	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Duke Realty Corp.	7,358	$152,164
Equinix, Inc.	1,374	417,270
Iron Mountain, Inc.	4,280	125,746
Weyerhaeuser Co.	17,710	460,106

		2,849,286

Real Estate Management & Development – 0.1%
City Developments Ltd.	10,000	50,604
Daito Trust Construction Co., Ltd.	1,900	257,334
Daiwa House Industry Co., Ltd.	16,000	437,866
Global Logistic Properties Ltd.	82,100	103,225
LendLease Group	14,543	134,811
Swire Pacific Ltd. – Class A	15,500	151,388
Tokyu Fudosan Holdings Corp.	12,909	81,613
Wheelock & Co., Ltd.	24,000	94,873

		1,311,714

		111,385,223

Information Technology – 8.9%
Communications Equipment – 0.7%
Cisco Systems, Inc.	114,190	2,989,494
F5 Networks, Inc.(b)	1,590	152,910
Harris Corp.	2,740	213,775
Juniper Networks, Inc.	7,880	194,636
Motorola Solutions, Inc.	3,640	267,504
Nokia Oyj	145,682	882,418
QUALCOMM, Inc.	35,260	1,790,855
Telefonaktiebolaget LM Ericsson – Class B	80,431	738,701

		7,230,293

Electronic Equipment, Instruments & Components – 0.5%
Alps Electric Co., Ltd.	4,806	78,869
Amphenol Corp. – Class A	6,920	367,244
Citizen Holdings Co., Ltd.	7,000	38,439
Corning, Inc.	27,530	503,799
FLIR Systems, Inc.	3,060	94,738
Hamamatsu Photonics KK	3,800	93,267
Hexagon AB – Class B	6,890	233,925
Hirose Electric Co., Ltd.	800	90,250
Hitachi High-Technologies Corp.	1,900	50,476
Hitachi Ltd.	128,000	541,460
Ingenico Group SA	1,465	147,974
Keyence Corp.(a)	1,300	671,895
Kyocera Corp.	8,600	378,651
Murata Manufacturing Co., Ltd.	5,400	647,992
Nippon Electric Glass Co., Ltd.	10,000	47,560
Omron Corp.	5,200	137,337
Shimadzu Corp.	7,000	109,002

AB POOLING PORTFOLIOS •	197

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

TDK Corp.	3,300	$172,026
TE Connectivity Ltd.	9,050	515,126
Yaskawa Electric Corp.(a)	6,000	71,959
Yokogawa Electric Corp.(a)	6,100	58,867

		5,050,856

Internet Software & Services – 1.6%
Akamai Technologies, Inc.(b)	4,010	216,420
Alphabet, Inc. – Class A(b)	6,569	4,711,418
Alphabet, Inc. – Class C(b)	6,673	4,656,219
eBay, Inc.(b)	25,130	598,094
Facebook, Inc. – Class A(b)	50,772	5,428,542
Kakaku.com, Inc.(a)	3,827	67,271
Mixi, Inc.(a)	1,108	37,143
United Internet AG	3,255	158,506
VeriSign, Inc.(a)(b)	2,190	185,033
Yahoo Japan Corp.(a)	37,793	148,908
Yahoo!, Inc.(b)	19,450	618,316

		16,825,870

IT Services – 1.5%
Accenture PLC – Class A	14,070	1,410,658
Alliance Data Systems Corp.(b)	1,410	296,283
Amadeus IT Holding SA – Class A	11,649	467,598
Atos SE	2,353	171,390
Automatic Data Processing, Inc.	10,500	889,245
Cap Gemini SA	4,342	360,744
Cognizant Technology Solutions Corp. – Class A(b)	13,670	778,917
Computershare Ltd.	12,550	81,275
CSRA, Inc.	3,880	100,686
Fidelity National Information Services, Inc.	6,290	366,393
Fiserv, Inc.(b)	5,300	506,839
Fujitsu Ltd.	49,000	179,268
International Business Machines Corp.	20,269	2,655,847
Itochu Techno-Solutions Corp.	1,300	25,992
MasterCard, Inc. – Class A	22,450	1,951,354
Nomura Research Institute Ltd.	3,300	112,621
NTT Data Corp.	3,351	167,700
Obic Co., Ltd.	1,720	85,463
Otsuka Corp.	1,400	69,149
Paychex, Inc.	7,170	368,466
PayPal Holdings, Inc.(b)	24,830	947,016
Teradata Corp.(b)	3,120	77,844
Total System Services, Inc.	3,730	162,554
Visa, Inc. – Class A	43,880	3,176,473
Western Union Co. (The) – Class W	11,420	208,529
Worldpay Group PLC(b)(e)	29,214	116,651
Xerox Corp.	21,360	205,270

		15,940,225

198	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 1.1%
Analog Devices, Inc.	7,050	$373,579
Applied Materials, Inc.	26,900	507,603
ARM Holdings PLC	37,253	511,914
ASM Pacific Technology Ltd.(a)	6,400	51,155
ASML Holding NV	9,203	838,373
Broadcom Ltd.	8,871	1,188,448
Infineon Technologies AG	29,929	363,261
Intel Corp.	106,800	3,160,212
KLA-Tencor Corp.	3,550	240,477
Lam Research Corp.	3,538	259,335
Linear Technology Corp.	5,300	231,186
Microchip Technology, Inc.(a)	4,750	211,328
Micron Technology, Inc.(b)	24,150	256,715
NVIDIA Corp.	11,500	360,640
NXP Semiconductors NV(b)	3,175	226,187
Qorvo, Inc.(b)	3,355	151,243
Rohm Co., Ltd.	2,600	110,948
Skyworks Solutions, Inc.	4,295	285,403
STMicroelectronics NV	16,270	93,115
Texas Instruments, Inc.	23,050	1,222,111
Tokyo Electron Ltd.	4,600	277,276
Xilinx, Inc.	5,800	273,876

		11,194,385

Software – 1.9%
Activision Blizzard, Inc.	11,230	355,654
Adobe Systems, Inc.(b)	11,220	955,383
Autodesk, Inc.(b)	5,030	260,252
CA, Inc.	6,970	204,151
Check Point Software Technologies Ltd.(a)(b)	3,602	299,218
Citrix Systems, Inc.(b)	3,620	255,753
Dassault Systemes	3,426	259,513
Electronic Arts, Inc.(b)	7,000	449,680
Gemalto NV	2,160	136,887
GungHo Online Entertainment, Inc.(a)	11,232	26,778
Intuit, Inc.	6,260	604,966
Konami Holdings Corp.	2,500	60,669
Microsoft Corp.	179,670	9,141,610
Mobileye NV(a)(b)	2,157	70,016
Nexon Co., Ltd.	3,483	52,318
NICE-Systems Ltd.	1,556	93,321
Nintendo Co., Ltd.	2,900	405,925
Oracle Corp.	72,980	2,684,204
Oracle Corp. Japan	1,000	48,909
Red Hat, Inc.(b)	4,070	265,975

AB POOLING PORTFOLIOS •	199

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Sage Group PLC (The)	28,333	$233,794
salesforce.com, Inc.(b)	13,890	941,048
SAP SE	26,144	1,971,344
Symantec Corp.	15,320	295,829
Trend Micro, Inc./Japan	2,800	101,897

		20,175,094

Technology Hardware, Storage & Peripherals – 1.6%
Apple, Inc.	126,827	12,262,903
Brother Industries Ltd.	6,300	68,812
Canon, Inc.	28,300	797,623
EMC Corp./MA	43,190	1,128,555
FUJIFILM Holdings Corp.(a)	12,300	461,006
Hewlett Packard Enterprise Co.	50,530	670,533
HP, Inc.	50,530	540,166
Konica Minolta, Inc.	12,000	100,612
NEC Corp.	69,000	174,738
NetApp, Inc.	6,650	165,186
Ricoh Co., Ltd.	19,000	187,637
SanDisk Corp.	4,570	330,228
Seagate Technology PLC(a)	6,700	210,112
Seiko Epson Corp.(a)	7,400	118,977
Western Digital Corp.	5,130	223,309

		17,440,397

		93,857,120

Health Care – 8.6%
Biotechnology – 1.4%
AbbVie, Inc.	37,207	2,031,874
Actelion Ltd. (REG)(b)	2,759	382,175
Alexion Pharmaceuticals, Inc.(b)	5,090	716,672
Amgen, Inc.	17,100	2,432,988
Baxalta, Inc.	12,150	468,018
Biogen, Inc.(b)	5,050	1,310,071
Celgene Corp.(b)	17,750	1,789,733
CSL Ltd.	12,340	902,364
Genmab A/S(b)	1,423	173,965
Gilead Sciences, Inc.	33,000	2,879,250
Grifols SA	7,918	172,612
Regeneron Pharmaceuticals, Inc.(b)	1,800	691,236
Vertex Pharmaceuticals, Inc.(b)	5,505	470,622

		14,421,580

Health Care Equipment & Supplies – 1.1%
Abbott Laboratories	33,400	1,293,916
Baxter International, Inc.	12,250	483,997
Becton Dickinson and Co.	4,778	704,516

200	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Boston Scientific Corp.(b)	30,200	$512,796
Cochlear Ltd.	1,515	110,588
Coloplast A/S – Class B	2,950	222,919
CR Bard, Inc.	1,700	327,046
DENTSPLY International, Inc.	5,505	335,585
Edwards Lifesciences Corp.(b)	4,800	417,600
Essilor International SA	5,456	648,083
Getinge AB – Class B	5,313	117,625
Hoya Corp.	11,100	401,118
Intuitive Surgical, Inc.(b)	830	467,340
Medtronic PLC	31,731	2,455,662
Olympus Corp.(a)	7,300	266,169
Smith & Nephew PLC	23,727	385,039
Sonova Holding AG (REG)	1,461	174,959
St Jude Medical, Inc.	6,300	338,247
Stryker Corp.	7,150	714,142
Sysmex Corp.(a)	3,900	240,552
Terumo Corp.(a)	8,100	276,729
Varian Medical Systems, Inc.(b)	2,200	172,084
William Demant Holding A/S(b)	679	58,981
Zimmer Biomet Holdings, Inc.	3,800	367,878

		11,493,571

Health Care Providers & Services – 1.2%
Aetna, Inc.	7,859	853,723
Alfresa Holdings Corp.	4,700	85,028
AmerisourceBergen Corp. – Class A	4,600	398,452
Anthem, Inc.	5,850	764,536
Cardinal Health, Inc.	7,350	600,495
Cigna Corp.	5,800	809,738
DaVita HealthCare Partners, Inc.(b)	3,800	250,686
Express Scripts Holding Co.(b)	15,183	1,068,580
Fresenius Medical Care AG & Co. KGaA	5,803	487,224
Fresenius SE & Co. KGaA	10,174	668,243
HCA Holdings, Inc.(b)	7,218	499,558
Healthscope Ltd.	46,057	81,340
Henry Schein, Inc.(b)	1,870	309,391
Humana, Inc.	3,400	601,698
Laboratory Corp. of America Holdings(b)	2,250	247,140
McKesson Corp.	5,200	809,224
Mediclinic International PLC	10,709	131,916
Medipal Holdings Corp.	3,600	55,171
Miraca Holdings, Inc.	1,500	64,627
Patterson Cos., Inc.	1,900	82,536
Quest Diagnostics, Inc.	3,250	216,223
Ramsay Health Care Ltd.	3,763	177,440
Ryman Healthcare Ltd.	9,906	52,289

AB POOLING PORTFOLIOS •	201

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Sonic Healthcare Ltd.	10,107	$132,781
Suzuken Co., Ltd./Aichi Japan	2,100	68,243
Tenet Healthcare Corp.(b)	2,200	54,604
UnitedHealth Group, Inc.	21,400	2,548,740
Universal Health Services, Inc. – Class B	2,100	231,777

		12,351,403

Health Care Technology – 0.0%
Cerner Corp.(b)	6,900	352,314
M3, Inc.	5,154	122,686

		475,000

Life Sciences Tools & Services – 0.2%
Agilent Technologies, Inc.	7,400	276,390
Illumina, Inc.(b)	3,262	490,083
Lonza Group AG (REG)(b)	1,405	212,745
PerkinElmer, Inc.	2,500	118,150
QIAGEN NV(b)	5,864	124,313
Thermo Fisher Scientific, Inc.	8,950	1,156,250
Waters Corp.(b)	1,850	222,574

		2,600,505

Pharmaceuticals – 4.7%
Allergan PLC(b)	8,900	2,581,979
Astellas Pharma, Inc.	56,000	805,721
AstraZeneca PLC	33,606	1,910,725
Bayer AG	21,951	2,275,616
Bristol-Myers Squibb Co.	37,500	2,322,375
Chugai Pharmaceutical Co., Ltd.	6,000	177,727
Daiichi Sankyo Co., Ltd.	17,000	354,936
Eisai Co., Ltd.	6,700	412,969
Eli Lilly & Co.	21,900	1,576,800
Endo International PLC(b)	4,626	193,413
Galenica AG	104	155,868
GlaxoSmithKline PLC	129,166	2,503,244
Hisamitsu Pharmaceutical Co., Inc.	1,500	65,491
Johnson & Johnson	62,200	6,544,062
Kyowa Hakko Kirin Co., Ltd.	6,000	89,306
Mallinckrodt PLC(b)	2,605	169,403
Merck & Co., Inc.	63,250	3,175,783
Merck KGaA	3,477	294,700
Mitsubishi Tanabe Pharma Corp.	6,000	107,748
Mylan NV(b)	9,200	414,644
Novartis AG (REG)	60,401	4,302,268
Novo Nordisk A/S – Class B	52,013	2,677,870
Ono Pharmaceutical Co., Ltd.	2,200	407,351
Orion Oyj – Class B	2,784	94,062
Otsuka Holdings Co., Ltd.	10,366	366,380
Perrigo Co. PLC	3,339	421,549

202	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Pfizer, Inc.	138,507	$4,109,503
Roche Holding AG	18,650	4,782,144
Sanofi	31,350	2,484,119
Santen Pharmaceutical Co., Ltd.	9,900	152,005
Shionogi & Co., Ltd.	8,000	343,025
Shire PLC	15,774	822,923
Sumitomo Dainippon Pharma Co., Ltd.(a)	4,200	47,636
Taisho Pharmaceutical Holdings Co., Ltd.(a)	838	66,123
Takeda Pharmaceutical Co., Ltd.	21,000	999,641
Taro Pharmaceutical Industries Ltd.(b)	199	28,833
Teva Pharmaceutical Industries Ltd.	22,979	1,289,321
UCB SA	3,356	248,347
Zoetis, Inc.	10,264	421,440

		50,197,050

		91,539,109

Consumer Discretionary – 8.4%
Auto Components – 0.5%
Aisin Seiki Co., Ltd.(a)	5,100	204,084
BorgWarner, Inc.	5,000	163,400
Bridgestone Corp.	17,300	605,701
Cie Generale des Etablissements Michelin – Class B	4,977	448,955
Continental AG	2,920	581,189
Delphi Automotive PLC	6,371	424,818
Denso Corp.	12,900	478,263
GKN PLC	45,488	172,927
Goodyear Tire & Rubber Co. (The)	6,050	182,226
Johnson Controls, Inc.	14,600	532,316
Koito Manufacturing Co., Ltd.	3,000	132,151
NGK Spark Plug Co., Ltd.	5,000	93,326
NHK Spring Co., Ltd.	4,000	36,511
NOK Corp.	2,600	41,906
Nokian Renkaat Oyj	3,138	102,858
Stanley Electric Co., Ltd.(a)	3,800	84,330
Sumitomo Electric Industries Ltd.	20,000	239,834
Sumitomo Rubber Industries Ltd.	4,500	64,314
Toyoda Gosei Co., Ltd.	1,700	32,493
Toyota Industries Corp.	4,400	185,021
Valeo SA	2,114	292,266
Yokohama Rubber Co., Ltd. (The)	2,500	39,862

		5,138,751

Automobiles – 1.3%
Bayerische Motoren Werke AG	8,788	713,920
Bayerische Motoren Werke AG (Preference Shares)	1,500	101,149
Daihatsu Motor Co., Ltd.(a)	5,000	69,429

AB POOLING PORTFOLIOS •	203

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Daimler AG (REG)	25,557	$1,738,826
Ferrari NV(b)	2,392	92,610
Fiat Chrysler Automobiles NV	23,926	163,642
Ford Motor Co.	87,500	1,094,625
Fuji Heavy Industries Ltd.	16,000	523,469
General Motors Co.	32,365	952,825
Harley-Davidson, Inc.(a)	4,600	198,582
Honda Motor Co., Ltd.	43,300	1,113,627
Isuzu Motors Ltd.	15,500	155,072
Mazda Motor Corp.	14,400	200,401
Mitsubishi Motors Corp.	16,300	116,113
Nissan Motor Co., Ltd.	66,000	598,598
Peugeot SA(b)	11,791	176,907
Porsche Automobil Holding SE (Preference Shares)	4,120	186,333
Renault SA	5,100	465,039
Suzuki Motor Corp.	9,700	242,728
Toyota Motor Corp.	72,600	3,785,188
Volkswagen AG	942	130,924
Volkswagen AG (Preference Shares)	4,927	572,946
Yamaha Motor Co., Ltd.	7,000	104,192

		13,497,145

Distributors – 0.0%
Genuine Parts Co.	3,440	310,116
Jardine Cycle & Carriage Ltd.	3,000	82,239

		392,355

Diversified Consumer Services – 0.0%
Benesse Holdings, Inc.(a)	1,800	54,758
H&R Block, Inc.	5,250	172,620

		227,378

Hotels, Restaurants & Leisure – 1.1%
Accor SA	5,581	236,558
Aristocrat Leisure Ltd.	13,621	96,880
Carnival Corp.	10,350	496,386
Carnival PLC	4,885	241,325
Chipotle Mexican Grill, Inc. – Class A(b)	750	381,870
Compass Group PLC	43,739	766,850
Crown Resorts Ltd.	9,668	79,873
Darden Restaurants, Inc.	3,450	220,386
Flight Centre Travel Group Ltd.(a)	1,468	43,189
Galaxy Entertainment Group Ltd.	61,700	206,573
Genting Singapore PLC	160,000	85,828
InterContinental Hotels Group PLC	6,337	238,027
Marriott International, Inc./MD – Class A(a)	4,450	303,268
McDonald’s Corp.	21,150	2,478,568
McDonald’s Holdings Co. Japan Ltd.(a)	1,800	41,923
Melco Crown Entertainment Ltd. (ADR)(a)	2,525	39,870

204	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Merlin Entertainments PLC(e)	18,076	$114,750
MGM China Holdings Ltd.	23,500	26,859
Oriental Land Co., Ltd./Japan	5,300	362,787
Paddy Power Betfair PLC	2,177	331,200
Royal Caribbean Cruises Ltd.	3,824	284,391
Sands China Ltd.	63,300	224,886
Shangri-La Asia Ltd.	32,000	30,200
SJM Holdings Ltd.	51,500	31,329
Sodexo SA	2,503	253,882
Starbucks Corp.	33,300	1,938,393
Starwood Hotels & Resorts Worldwide, Inc.	3,800	262,618
Tabcorp Holdings Ltd.	21,691	66,267
Tatts Group Ltd.	37,618	104,100
TUI AG	13,236	196,172
Whitbread PLC	4,880	264,872
William Hill PLC	23,023	130,940
Wyndham Worldwide Corp.	2,600	189,384
Wynn Macau Ltd.(a)	39,800	45,608
Wynn Resorts Ltd.(a)	1,850	152,588
Yum! Brands, Inc.	9,700	702,959

		11,671,559

Household Durables – 0.4%
Auto Trader Group PLC(e)	19,929	100,204
Barratt Developments PLC	26,388	215,577
Casio Computer Co., Ltd.(a)	5,400	99,463
DR Horton, Inc.	7,250	193,720
Electrolux AB – Class B	6,386	149,685
Garmin Ltd.(a)	2,580	104,516
Harman International Industries, Inc.	1,600	122,688
Husqvarna AB – Class B	10,962	69,454
Iida Group Holdings Co., Ltd.	3,916	71,676
Leggett & Platt, Inc.	3,000	133,980
Lennar Corp. – Class A	3,850	161,469
Mohawk Industries, Inc.(b)	1,500	269,595
Newell Rubbermaid, Inc.(a)	6,000	228,060
Nikon Corp.(a)	9,000	136,965
Panasonic Corp.	58,600	493,198
Persimmon PLC(b)	8,256	249,508
PulteGroup, Inc.	7,150	122,908
Rinnai Corp.	1,000	86,002
Sekisui Chemical Co., Ltd.	11,000	121,833
Sekisui House Ltd.	16,000	260,398
Sony Corp.	33,500	703,986
Taylor Wimpey PLC	84,856	218,623
Techtronic Industries Co., Ltd.	35,200	134,027
Whirlpool Corp.	1,750	271,810

		4,719,345

AB POOLING PORTFOLIOS •	205

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet & Catalog Retail – 0.8%
Amazon.com, Inc.(b)	8,670	$4,790,349
Expedia, Inc.	2,240	233,206
Netflix, Inc.(b)	9,620	898,604
Priceline Group, Inc. (The)(b)	1,210	1,530,904
Rakuten, Inc.	24,674	234,732
TripAdvisor, Inc.(b)	2,550	159,630
Zalando SE(b)(e)	2,293	71,471

		7,918,896

Leisure Products – 0.1%
Bandai Namco Holdings, Inc.	4,700	93,666
Hasbro, Inc.	2,550	193,468
Mattel, Inc.(a)	7,550	245,526
Sankyo Co., Ltd.	1,300	47,731
Sega Sammy Holdings, Inc.	4,900	51,817
Shimano, Inc.	2,100	328,398
Yamaha Corp.(a)	4,500	125,444

		1,086,050

Media – 1.7%
Altice NV – Class A(b)	9,789	140,418
Altice NV – Class B(b)	2,900	42,420
Axel Springer SE	1,185	59,886
Cablevision Systems Corp. – Class A	4,900	159,397
CBS Corp. – Class B	9,900	478,962
Comcast Corp. – Class A	55,293	3,192,065
Dentsu, Inc.	5,800	269,581
Discovery Communications, Inc. – Class A(a)(b)	3,350	83,750
Discovery Communications, Inc. – Class C(b)	5,700	140,505
Eutelsat Communications SA	4,529	137,161
Hakuhodo DY Holdings, Inc.	6,190	69,942
Interpublic Group of Cos., Inc. (The)	9,150	195,719
ITV PLC	100,673	346,714
JCDecaux SA	1,952	76,565
Kabel Deutschland Holding AG	588	72,762
Lagardere SCA	3,133	90,342
News Corp. – Class A	8,475	91,700
News Corp. – Class B(a)	2,352	26,836
Numericable-SFR SA	2,909	106,140
Omnicom Group, Inc.	5,450	424,064
Pearson PLC	21,742	258,256
ProSiebenSat.1 Media SE	5,808	296,864
Publicis Groupe SA	5,079	314,756
REA Group Ltd.(a)	1,399	51,690
RELX NV	26,408	433,798
RELX PLC	29,647	510,115

206	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

RTL Group SA (Germany)	989	$82,760
RTL Group SA (London)(b)	39	3,261
Schibsted ASA	2,007	55,091
Schibsted ASA – Class B(b)	2,365	62,163
Scripps Networks Interactive, Inc. – Class A	2,100	124,404
SES SA	8,710	228,387
Singapore Press Holdings Ltd.(a)	42,000	111,064
Sky PLC	27,524	397,508
TEGNA, Inc.	5,050	124,432
Telenet Group Holding NV(b)	1,473	77,267
Time Warner Cable, Inc. – Class A	6,400	1,221,504
Time Warner, Inc.	18,300	1,211,460
Toho Co., Ltd./Tokyo	3,000	73,413
Twenty-First Century Fox, Inc. – Class A	27,364	739,375
Twenty-First Century Fox, Inc. – Class B	9,607	260,926
Viacom, Inc. – Class B	7,800	287,430
Vivendi SA	30,859	640,116
Walt Disney Co. (The)	34,888	3,332,502
Wolters Kluwer NV	8,014	301,950
WPP PLC	34,383	724,189

		18,129,610

Multiline Retail – 0.4%
Dollar General Corp.	6,630	492,278
Dollar Tree, Inc.(b)	5,217	418,664
Don Quijote Holdings Co., Ltd.	3,200	106,964
Harvey Norman Holdings Ltd.	13,121	44,633
Isetan Mitsukoshi Holdings Ltd.	9,400	109,275
J Front Retailing Co., Ltd.	6,000	70,004
Kohl’s Corp.	4,360	203,481
Macy’s, Inc.	7,360	318,026
Marks & Spencer Group PLC	43,158	253,807
Marui Group Co., Ltd.(a)	5,900	80,869
Next PLC	3,864	362,037
Nordstrom, Inc.(a)	3,070	157,552
Ryohin Keikaku Co., Ltd.	637	129,762
Takashimaya Co., Ltd.	7,392	59,148
Target Corp.	14,120	1,107,714

		3,914,214

Specialty Retail – 1.3%
ABC-Mart, Inc.	800	45,983
Advance Auto Parts, Inc.	1,658	246,113
AutoNation, Inc.(b)	1,730	89,043
AutoZone, Inc.(b)	710	549,945
Bed Bath & Beyond, Inc.(b)	3,800	182,210
Best Buy Co., Inc.	6,840	221,548
CarMax, Inc.(a)(b)	4,670	216,034

AB POOLING PORTFOLIOS •	207

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Dixons Carphone PLC	25,354	$152,944
Dufry AG (REG)(b)	1,073	111,955
Fast Retailing Co., Ltd.	1,500	416,169
GameStop Corp. – Class A(a)	2,360	72,735
Gap, Inc. (The)(a)	5,290	146,268
Hennes & Mauritz AB – Class B	25,195	816,480
Hikari Tsushin, Inc.	500	35,308
Home Depot, Inc. (The)	28,840	3,579,621
Industria de Diseno Textil SA	28,956	893,436
Kingfisher PLC	61,099	282,235
L Brands, Inc.	5,750	487,542
Lowe’s Cos., Inc.	20,740	1,400,572
Nitori Holdings Co., Ltd.	2,000	153,611
O’Reilly Automotive, Inc.(b)	2,230	580,514
Ross Stores, Inc.	9,220	506,916
Sanrio Co., Ltd.(a)	1,300	25,453
Shimamura Co., Ltd.(a)	600	66,377
Signet Jewelers Ltd.	1,856	201,190
Sports Direct International PLC(b)	7,149	40,029
Staples, Inc.	14,440	136,458
Tiffany & Co.	2,470	160,501
TJX Cos., Inc. (The)	15,120	1,120,392
Tractor Supply Co.	3,023	255,655
Urban Outfitters, Inc.(b)	2,130	56,424
USS Co., Ltd.(a)	5,820	91,603
Yamada Denki Co., Ltd.	17,950	88,160

		13,429,424

Textiles, Apparel & Luxury Goods – 0.8%
adidas AG	5,554	591,938
Asics Corp.	4,000	72,783
Burberry Group PLC	11,776	215,014
Christian Dior SE	1,473	259,032
Cie Financiere Richemont SA	13,914	883,548
Coach, Inc.	6,200	241,428
Hanesbrands, Inc.	8,995	256,268
Hermes International(a)	703	239,881
HUGO BOSS AG	1,780	101,242
Kering	2,010	349,725
Li & Fung Ltd.	156,000	88,437
Luxottica Group SpA	4,513	257,623
LVMH Moet Hennessy Louis Vuitton SE	7,440	1,236,062
Michael Kors Holdings Ltd.(b)	4,310	244,161
NIKE, Inc. – Class B	30,400	1,872,336
Pandora A/S	2,922	368,867
PVH Corp.	1,861	147,298
Ralph Lauren Corp.	1,350	122,526
Swatch Group AG (The)(a)	832	288,107

208	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Swatch Group AG (The) (REG)	1,318	$91,537
Under Armour, Inc. – Class A(a)(b)	4,075	341,037
VF Corp.	7,600	494,836
Yue Yuen Industrial Holdings Ltd.	19,500	69,074

		8,832,760

		88,957,487

Industrials – 7.5%
Aerospace & Defense – 1.2%
Airbus Group SE	15,736	1,015,550
BAE Systems PLC	83,502	591,975
Boeing Co. (The)	14,400	1,701,792
Cobham PLC	29,193	104,371
Finmeccanica SpA(b)	10,743	110,557
General Dynamics Corp.	6,800	926,636
Honeywell International, Inc.	17,550	1,778,692
L-3 Communications Holdings, Inc.	1,800	211,158
Lockheed Martin Corp.	6,000	1,294,740
Meggitt PLC	20,309	117,488
Northrop Grumman Corp.	4,200	807,324
Raytheon Co.	6,850	848,372
Rockwell Collins, Inc.	2,950	258,332
Rolls-Royce Holdings PLC(b)	48,806	458,142
Safran SA	7,766	481,168
Singapore Technologies Engineering Ltd.	41,000	87,139
Textron, Inc.	6,200	211,730
Thales SA	2,819	223,836
United Technologies Corp.	18,650	1,801,963
Zodiac Aerospace	5,366	89,375

		13,120,340

Air Freight & Logistics – 0.4%
Bollore SA	21,942	84,580
CH Robinson Worldwide, Inc.	3,150	219,964
Deutsche Post AG (REG)	25,833	612,453
Expeditors International of Washington, Inc.	4,250	194,565
FedEx Corp.	5,950	814,436
Kuehne & Nagel International AG (REG)	1,432	185,736
Royal Mail PLC	23,890	150,480
TNT Express NV	13,124	112,236
United Parcel Service, Inc. – Class B	15,700	1,515,835
Yamato Holdings Co., Ltd.(a)	9,000	182,536

		4,072,821

Airlines – 0.3%
American Airlines Group, Inc.	14,108	578,428
ANA Holdings, Inc.	30,000	84,852
Cathay Pacific Airways Ltd.	31,000	49,306

AB POOLING PORTFOLIOS •	209

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Delta Air Lines, Inc.	17,883	$862,676
Deutsche Lufthansa AG (REG)(b)	6,120	91,139
easyJet PLC	4,213	88,008
International Consolidated Airlines Group SA	21,132	160,689
Japan Airlines Co., Ltd.	3,278	117,292
Qantas Airways Ltd.(b)	13,640	37,467
Ryanair Holdings PLC (Sponsored ADR)	799	66,453
Singapore Airlines Ltd.	14,000	115,798
Southwest Airlines Co.	14,750	618,762
United Continental Holdings, Inc.(b)	8,475	485,278

		3,356,148

Building Products – 0.2%
Allegion PLC	2,100	132,300
Asahi Glass Co., Ltd.(a)	25,000	121,011
Assa Abloy AB – Class B	26,607	510,104
Cie de Saint-Gobain	12,942	499,992
Daikin Industries Ltd.	6,300	422,323
Geberit AG (REG)	1,018	366,481
LIXIL Group Corp.	7,100	145,809
Masco Corp.	7,700	217,140
TOTO Ltd.	4,500	129,467

		2,544,627

Commercial Services & Supplies – 0.3%
ADT Corp. (The)	3,750	151,388
Aggreko PLC	6,798	83,200
Babcock International Group PLC	6,668	84,369
Brambles Ltd.	41,051	364,848
Cintas Corp.	2,050	172,179
Dai Nippon Printing Co., Ltd.	14,000	120,403
Edenred	5,573	97,570
G4S PLC	39,842	114,708
ISS A/S	3,951	137,550
Park24 Co., Ltd.	2,500	65,480
Pitney Bowes, Inc.	4,450	80,634
Republic Services, Inc. – Class A	5,400	246,780
Secom Co., Ltd.	5,600	399,288
Securitas AB – Class B	8,312	124,251
Societe BIC SA	790	109,571
Sohgo Security Services Co., Ltd.	1,700	88,177
Stericycle, Inc.(b)	1,950	222,163
Toppan Printing Co., Ltd.	14,000	118,225
Tyco International PLC	9,400	330,692
Waste Management, Inc.	9,400	524,990

		3,636,466

210	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction & Engineering – 0.3%
ACS Actividades de Construccion y Servicios SA	5,023	$129,848
Boskalis Westminster	2,414	87,820
Bouygues SA	5,365	209,454
CIMIC Group Ltd.	2,696	60,543
Ferrovial SA	12,078	232,693
Fluor Corp.	3,200	147,328
Jacobs Engineering Group, Inc.(b)	2,750	106,288
JGC Corp.(a)	5,864	92,280
Kajima Corp.	22,000	126,371
Obayashi Corp.	17,000	154,905
Quanta Services, Inc.(b)	3,600	73,044
Shimizu Corp.	15,000	114,013
Skanska AB – Class B	10,087	214,411
Taisei Corp.	27,000	163,652
Vinci SA	12,701	877,274

		2,789,924

Electrical Equipment – 0.6%
ABB Ltd. (REG)(b)	58,497	1,043,237
AMETEK, Inc.	5,439	252,424
Eaton Corp. PLC	10,509	595,965
Emerson Electric Co.	14,700	717,801
First Solar, Inc.(b)	1,650	118,585
Fuji Electric Co., Ltd.	14,000	47,958
Legrand SA	7,051	350,514
Mabuchi Motor Co., Ltd.	1,400	61,393
Mitsubishi Electric Corp.	51,000	516,317
Nidec Corp.(a)	5,900	395,185
OSRAM Licht AG	2,362	110,349
Prysmian SpA	5,189	105,325
Rockwell Automation, Inc.	3,050	317,474
Schneider Electric SE (Paris)	14,854	885,380
Vestas Wind Systems A/S	5,948	401,097

		5,919,004

Industrial Conglomerates – 1.4%
3M Co.	14,050	2,204,024
CK Hutchison Holdings Ltd.	71,304	861,075
Danaher Corp.	13,350	1,191,755
General Electric Co.	212,279	6,185,810
Jardine Matheson Holdings Ltd.	6,500	378,430
Keihan Electric Railway Co., Ltd.	13,000	90,023
Keppel Corp., Ltd.(a)	38,000	139,687
Koninklijke Philips NV	25,284	641,955
NWS Holdings Ltd.	40,000	56,623
Roper Technologies, Inc.	2,300	386,239
Seibu Holdings, Inc.	3,175	62,462

AB POOLING PORTFOLIOS •	211

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Sembcorp Industries Ltd.(a)	26,000	$49,435
Siemens AG (REG)	21,044	1,945,406
Smiths Group PLC	10,470	144,981
Toshiba Corp.(a)(b)	106,000	163,973

		14,501,878

Industrial Warehouse Distribution – 0.2%
Ascendas Real Estate Investment Trust	97,350	167,494
Daiwa House REIT Investment Corp.(a)	7	28,227
DCT Industrial Trust, Inc.	1,890	68,399
EastGroup Properties, Inc.	713	38,666
First Industrial Realty Trust, Inc.	2,300	49,496
GLP J-Reit(a)	47	50,072
Hansteen Holdings PLC(a)	15,363	23,008
Industrial & Infrastructure Fund Investment Corp.	7	32,879
Japan Logistics Fund, Inc.	18	39,054
Mapletree Industrial Trust	26,462	29,067
Mapletree Logistics Trust	31,155	21,592
Nippon Prologis REIT, Inc.	71	150,630
Prologis, Inc.	22,875	879,772
Pure Industrial Real Estate Trust	4,000	13,452
Rexford Industrial Realty, Inc.	1,150	19,377
Segro PLC	35,572	204,919
STAG Industrial, Inc.	1,435	25,199
Terreno Realty Corp.	900	19,926
Tritax Big Box REIT PLC	15,777	28,767
Warehouses De Pauw CVA	311	26,311

		1,916,307

Machinery – 1.1%
Alfa Laval AB	7,811	122,414
Alstom SA(b)	5,736	125,308
Amada Holdings Co., Ltd.	9,000	83,437
ANDRITZ AG	2,075	98,938
Atlas Copco AB – Class A	17,826	401,721
Atlas Copco AB – Class B	10,359	217,664
Caterpillar, Inc.	13,550	917,335
CNH Industrial NV	25,062	166,381
Cummins, Inc.	3,750	365,887
Deere & Co.(a)	6,950	557,251
Dover Corp.	3,500	212,730
FANUC Corp.	5,200	763,569
Flowserve Corp.	3,000	126,060
GEA Group AG	4,855	213,631
Hino Motors Ltd.	7,000	70,655
Hitachi Construction Machinery Co., Ltd.(a)	2,900	40,293
Hoshizaki Electric Co., Ltd.	1,100	85,131
IHI Corp.	36,000	64,098
Illinois Tool Works, Inc.	7,400	697,450

212	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

IMI PLC	7,238	$85,224
Ingersoll-Rand PLC	5,900	327,804
JTEKT Corp.	5,500	75,087
Kawasaki Heavy Industries Ltd.	37,000	100,229
Komatsu Ltd.(a)	24,500	374,478
Kone Oyj – Class B	8,943	395,944
Kubota Corp.	30,000	384,038
Kurita Water Industries Ltd.	2,900	63,189
Makita Corp.	3,200	187,963
MAN SE	936	96,016
Metso Oyj	2,994	66,118
Minebea Co., Ltd.(a)	8,000	58,739
Mitsubishi Heavy Industries Ltd.	80,000	284,631
Nabtesco Corp.	3,000	57,332
NGK Insulators Ltd.	7,000	124,511
NSK Ltd.	12,000	109,503
PACCAR, Inc.	7,950	409,425
Parker-Hannifin Corp.	3,100	313,720
Pentair PLC	3,984	190,077
Sandvik AB	28,303	257,265
Schindler Holding AG	1,175	196,267
Schindler Holding AG (REG)	565	95,971
Sembcorp Marine Ltd.(a)	22,000	23,866
SKF AB – Class B	10,511	173,192
SMC Corp./Japan(a)	1,500	346,866
Snap-on, Inc.	1,350	195,305
Stanley Black & Decker, Inc.	3,450	324,335
Sulzer AG (REG)(a)	637	60,023
Sumitomo Heavy Industries Ltd.	14,000	57,741
THK Co., Ltd.	3,200	54,470
Volvo AB – Class B	40,835	409,042
Wartsila Oyj Abp	3,927	157,879
Weir Group PLC (The)	5,659	74,855
Xylem, Inc./NY	4,050	151,511
Yangzijiang Shipbuilding Holdings Ltd.	44,600	28,684
Zardoya Otis SA	4,618	49,174

		11,690,427

Marine – 0.0%
AP Moeller – Maersk A/S – Class A	105	134,484
AP Moeller – Maersk A/S – Class B	184	241,813
Mitsui OSK Lines Ltd.(a)	30,000	56,051
Nippon Yusen KK(a)	42,000	77,403

		509,751

Mixed Office Industrial – 0.0%
Goodman Group	84,408	389,452
Intervest Offices & Warehouses NV(b)	250	6,428
Kungsleden AB	3,874	25,941

		421,821

AB POOLING PORTFOLIOS •	213

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Professional Services – 0.3%
Adecco SA (REG)(b)	4,400	$254,837
Bureau Veritas SA	7,055	140,544
Capita PLC	17,756	246,215
Dun & Bradstreet Corp. (The)	850	81,422
Equifax, Inc.	2,700	283,176
Experian PLC	25,828	422,702
Intertek Group PLC	4,284	173,146
Nielsen Holdings PLC	8,238	414,701
Randstad Holding NV	3,402	175,418
Recruit Holdings Co., Ltd.	3,821	113,494
Robert Half International, Inc.	3,000	118,170
SEEK Ltd.	8,583	94,742
SGS SA (REG)	146	293,710
Verisk Analytics, Inc. – Class A(b)	3,490	254,212

		3,066,489

Road & Rail – 0.6%
Asciano Ltd.	25,946	163,942
Aurizon Holdings Ltd.	55,491	160,734
Central Japan Railway Co.	3,828	684,893
ComfortDelGro Corp., Ltd.	57,000	121,904
CSX Corp.	22,050	532,287
DSV A/S	5,110	208,963
Hankyu Hanshin Holdings, Inc.	30,000	192,018
JB Hunt Transport Services, Inc.	2,082	158,836
Kansas City Southern	2,500	204,275
Keikyu Corp.	12,000	106,372
Keio Corp.(a)	15,000	137,762
Keisei Electric Railway Co., Ltd.	7,000	96,198
Kintetsu Group Holdings Co., Ltd.	48,000	205,766
MTR Corp., Ltd.	38,500	177,484
Nagoya Railroad Co., Ltd.	23,000	110,045
Nippon Express Co., Ltd.	22,000	97,471
Norfolk Southern Corp.	6,750	493,897
Odakyu Electric Railway Co., Ltd.	16,000	184,188
Ryder System, Inc.	1,200	68,064
Tobu Railway Co., Ltd.	27,000	140,565
Tokyu Corp.	29,000	242,642
Union Pacific Corp.	19,450	1,533,827
West Japan Railway Co.	4,372	255,773

		6,277,906

Trading Companies & Distributors – 0.4%
AerCap Holdings NV(b)	2,358	84,251
Ashtead Group PLC	13,317	170,023
Brenntag AG	4,102	197,992
Bunzl PLC	8,855	236,989

214	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Fastenal Co.(a)	6,450	$292,120
ITOCHU Corp.	42,000	495,146
Marubeni Corp.	43,000	215,438
Mitsubishi Corp.	35,900	574,527
Mitsui & Co., Ltd.	45,300	522,214
Noble Group Ltd.(a)	125,000	30,617
Rexel SA	8,134	99,580
Sumitomo Corp.	29,900	294,348
Toyota Tsusho Corp.	5,700	115,029
Travis Perkins PLC	6,701	166,079
United Rentals, Inc.(b)	2,150	110,876
Wolseley PLC	6,918	354,771
WW Grainger, Inc.(a)	1,350	292,815

		4,252,815

Transportation Infrastructure – 0.2%
Abertis Infraestructuras SA	13,771	206,368
Aena SA(b)(e)	1,796	203,386
Aeroports de Paris	789	92,565
Atlantia SpA	10,961	270,603
Auckland International Airport Ltd.	23,920	95,927
Fraport AG Frankfurt Airport Services Worldwide	1,106	63,838
Groupe Eurotunnel SE (REG)	12,410	124,539
Hutchison Port Holdings Trust – Class U	143,000	67,195
Japan Airport Terminal Co., Ltd.(a)	1,200	42,173
Kamigumi Co., Ltd.(a)	6,000	56,197
Mitsubishi Logistics Corp.	3,000	38,755
Sydney Airport	28,887	132,690
Transurban Group	53,757	434,613

		1,828,849

		79,905,573

Consumer Staples – 7.4%
Beverages – 1.6%
Anheuser-Busch InBev SA/NV	21,346	2,388,119
Asahi Group Holdings Ltd.	10,300	302,687
Brown-Forman Corp. – Class B	2,400	236,328
Carlsberg A/S – Class B	2,893	249,479
Coca-Cola Amatil Ltd.	14,486	87,729
Coca-Cola Co. (The)	87,900	3,791,127
Coca-Cola Enterprises, Inc.	4,700	227,997
Coca-Cola HBC AG(b)	5,318	101,114
Constellation Brands, Inc. – Class A	3,850	544,506
Diageo PLC	66,747	1,715,422
Dr Pepper Snapple Group, Inc.	4,250	389,003
Heineken Holding NV	2,676	193,809
Heineken NV	6,116	490,828
Kirin Holdings Co., Ltd.	22,000	289,803

AB POOLING PORTFOLIOS •	215

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Molson Coors Brewing Co. – Class B	3,550	$302,709
Monster Beverage Corp.(b)	3,460	434,230
PepsiCo, Inc.	33,050	3,232,951
Pernod Ricard SA	5,634	599,311
Remy Cointreau SA	644	44,446
SABMiller PLC (London)	25,789	1,492,526
Suntory Beverage & Food Ltd.(a)	3,691	156,383
Treasury Wine Estates Ltd.	19,471	133,661

		17,404,168

Food & Staples Retailing – 1.4%
Aeon Co., Ltd.(a)	17,400	228,178
Carrefour SA	14,663	387,858
Casino Guichard Perrachon SA(a)	1,502	67,623
Colruyt SA	1,860	99,712
Costco Wholesale Corp.	9,850	1,477,795
CVS Health Corp.	25,000	2,429,250
Delhaize Group	2,776	280,725
Distribuidora Internacional de Alimentacion SA(a)(b)	15,661	78,493
FamilyMart Co., Ltd.	1,600	76,833
ICA Gruppen AB	2,048	60,916
J Sainsbury PLC(a)	35,651	125,482
Jeronimo Martins SGPS SA	6,682	94,314
Koninklijke Ahold NV	22,148	484,983
Kroger Co. (The)	21,800	870,038
Lawson, Inc.(a)	1,800	138,788
METRO AG	4,732	115,800
Seven & i Holdings Co., Ltd.	20,000	797,423
Sysco Corp.	12,350	545,005
Tesco PLC(b)	214,101	534,399
Wal-Mart Stores, Inc.	35,450	2,351,753
Walgreens Boots Alliance, Inc.	19,650	1,551,171
Wesfarmers Ltd.	29,797	829,241
Whole Foods Market, Inc.	7,950	248,914
Wm Morrison Supermarkets PLC(a)	56,814	156,443
Woolworths Ltd.(a)	33,602	547,569

		14,578,706

Food Products – 1.6%
Ajinomoto Co., Inc.	15,000	367,570
Archer-Daniels-Midland Co.	13,600	475,456
Aryzta AG(a)(b)	2,316	110,077
Associated British Foods PLC	9,457	445,486
Barry Callebaut AG (REG)(b)	59	61,845
Calbee, Inc.	1,933	78,241
Campbell Soup Co.	4,000	247,000
Chocoladefabriken Lindt & Spruengli AG(a)	26	148,504
Chocoladefabriken Lindt & Spruengli AG (REG)	3	206,184

216	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

ConAgra Foods, Inc.	9,700	$407,982
Danone SA	15,647	1,088,217
General Mills, Inc.	13,400	788,590
Golden Agri-Resources Ltd.	187,000	49,207
Hershey Co. (The)	3,250	295,392
Hormel Foods Corp.	6,000	255,060
JM Smucker Co. (The)	2,750	350,817
Kellogg Co.	5,700	421,914
Kerry Group PLC – Class A	4,202	366,500
Keurig Green Mountain, Inc.	2,694	247,686
Kikkoman Corp.	4,000	131,620
Kraft Heinz Co. (The)	13,300	1,024,366
McCormick & Co., Inc./MD	2,650	247,139
Mead Johnson Nutrition Co. – Class A	4,600	339,296
MEIJI Holdings Co., Ltd.	3,300	264,747
Mondelez International, Inc. – Class A	36,150	1,465,159
Nestle SA (REG)	84,635	5,918,606
NH Foods Ltd.(a)	5,000	105,202
Nisshin Seifun Group, Inc.(a)	5,500	89,880
Nissin Foods Holdings Co., Ltd.(a)	1,800	82,616
Orkla ASA	21,684	178,875
Tate & Lyle PLC	12,363	100,457
Toyo Suisan Kaisha Ltd.	3,000	107,482
Tyson Foods, Inc. – Class A	6,750	437,062
WH Group Ltd.(b)(e)	146,200	85,076
Wilmar International Ltd.(a)	50,000	110,532
Yakult Honsha Co., Ltd.	2,400	114,566
Yamazaki Baking Co., Ltd.	3,000	56,806

		17,271,215

Household Products – 1.0%
Church & Dwight Co., Inc.	2,984	270,828
Clorox Co. (The)	2,950	372,939
Colgate-Palmolive Co.	20,200	1,325,928
Henkel AG & Co. KGaA	2,765	244,095
Henkel AG & Co. KGaA (Preference Shares)	4,728	475,118
Kimberly-Clark Corp.	8,200	1,068,460
Procter & Gamble Co. (The)	60,900	4,889,661
Reckitt Benckiser Group PLC	16,985	1,547,159
Svenska Cellulosa AB SCA – Class B	15,764	469,978
Unicharm Corp.	9,900	215,232

		10,879,398

Personal Products – 0.6%
Beiersdorf AG	2,676	231,939
Estee Lauder Cos., Inc. (The) – Class A	5,050	461,217
Kao Corp.	13,400	676,061
Kose Corp.(a)	809	69,552

AB POOLING PORTFOLIOS •	217

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

L’Oreal SA	6,686	$1,125,321
Shiseido Co., Ltd.	9,600	208,723
Unilever NV	43,334	1,868,901
Unilever PLC	34,142	1,458,633

		6,100,347

Tobacco – 1.2%
Altria Group, Inc.	44,050	2,712,159
British American Tobacco PLC	49,485	2,692,193
Imperial Brands PLC	25,460	1,314,139
Japan Tobacco, Inc.	29,199	1,161,096
Philip Morris International, Inc.	34,800	3,167,844
Reynolds American, Inc.	18,538	934,871
Swedish Match AB	5,216	167,893

		12,150,195

		78,384,029

Energy – 3.7%
Energy Equipment & Services – 0.4%
Baker Hughes, Inc.	9,750	417,982
Cameron International Corp.(b)	4,250	278,630
Diamond Offshore Drilling, Inc.(a)	1,350	27,014
Ensco PLC – Class A(a)	5,250	45,517
FMC Technologies, Inc.(b)	5,100	125,103
Halliburton Co.	19,150	618,162
Helmerich & Payne, Inc.(a)	2,350	124,479
National Oilwell Varco, Inc.(a)	8,600	251,722
Petrofac Ltd.	6,887	86,184
Saipem SpA(a)(b)	7,029	2,889
Schlumberger Ltd.	28,450	2,040,434
Technip SA	2,791	138,277
Tenaris SA(a)	12,535	136,026
Transocean Ltd.(a)	7,665	66,302
Transocean Ltd. (Zurich)(a)	9,584	82,722

		4,441,443

Oil, Gas & Consumable Fuels – 3.3%
Anadarko Petroleum Corp.	11,450	434,527
Apache Corp.	8,500	325,380
BP PLC	485,288	2,355,197
Cabot Oil & Gas Corp.	9,250	186,202
California Resources Corp.	1,606	902
Caltex Australia Ltd.	7,183	186,570
Chesapeake Energy Corp.(a)	11,550	30,146
Chevron Corp.	42,250	3,525,340
Cimarex Energy Co.	2,133	179,236
Columbia Pipeline Group, Inc.	7,100	128,865
Concho Resources, Inc.(b)	2,947	265,937
ConocoPhillips	27,700	937,091

218	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

CONSOL Energy, Inc.(a)	5,050	$43,581
Delek Group Ltd.	125	20,036
Devon Energy Corp.	8,650	170,232
Eni SpA	67,672	946,408
EOG Resources, Inc.	12,350	799,539
EQT Corp.	3,400	189,516
Exxon Mobil Corp.	93,703	7,510,295
Galp Energia SGPS SA	10,235	112,254
Hess Corp.	5,400	235,440
Idemitsu Kosan Co., Ltd.(a)	2,300	34,816
Inpex Corp.	25,231	181,900
JX Holdings, Inc.	59,000	229,176
Kinder Morgan, Inc./DE	40,313	729,262
Koninklijke Vopak NV	1,867	84,981
Lundin Petroleum AB(a)(b)	5,907	91,801
Marathon Oil Corp.	15,200	124,792
Marathon Petroleum Corp.	12,000	411,000
Murphy Oil Corp.(a)	3,600	61,848
Neste Oyj	3,403	106,534
Newfield Exploration Co.(b)	3,600	98,028
Noble Energy, Inc.	9,550	281,725
Occidental Petroleum Corp.	17,150	1,180,263
Oil Search Ltd.	36,377	172,047
OMV AG	3,910	102,604
ONEOK, Inc.	4,700	112,800
Origin Energy Ltd.	45,936	144,315
Phillips 66	10,800	857,412
Pioneer Natural Resources Co.	3,350	403,775
Range Resources Corp.(a)	3,800	90,174
Repsol SA	27,879	286,872
Royal Dutch Shell PLC – Class A	104,002	2,369,191
Royal Dutch Shell PLC – Class B	105,374	2,392,571
Santos Ltd.	58,939	137,784
Showa Shell Sekiyu KK	5,000	39,092
Southwestern Energy Co.(a)(b)	8,550	49,419
Spectra Energy Corp.	15,050	439,460
Statoil ASA	29,626	431,273
Tesoro Corp.	2,800	225,904
TonenGeneral Sekiyu KK	7,000	53,128
TOTAL SA	57,680	2,585,244
Valero Energy Corp.	11,150	669,892
Williams Cos., Inc. (The)	15,250	243,847
Woodside Petroleum Ltd.	19,796	355,727

		34,361,351

		38,802,794

AB POOLING PORTFOLIOS •	219

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 2.8%
Chemicals – 1.7%
Air Liquide SA	9,132	$950,679
Air Products & Chemicals, Inc.	4,350	576,245
Air Water, Inc.	4,000	56,636
Airgas, Inc.	1,550	219,356
Akzo Nobel NV	6,601	387,583
Arkema SA	1,794	109,529
Asahi Kasei Corp.	33,000	186,744
BASF SE	24,433	1,584,186
CF Industries Holdings, Inc.	5,200	189,592
Chr Hansen Holding A/S	2,625	161,993
Croda International PLC	3,605	148,305
Daicel Corp.	8,000	102,079
Dow Chemical Co. (The)	26,000	1,263,860
Eastman Chemical Co.	3,300	211,695
Ecolab, Inc.	6,000	615,300
EI du Pont de Nemours & Co.	20,300	1,235,661
EMS-Chemie Holding AG (REG)	218	101,088
Evonik Industries AG	3,711	111,485
FMC Corp.	3,000	112,920
FUCHS PETROLUB SE (Preference Shares)	1,884	76,997
Givaudan SA (REG)	246	459,361
Hitachi Chemical Co., Ltd.(a)	2,800	45,567
Incitec Pivot Ltd.	43,665	90,373
International Flavors & Fragrances, Inc.	1,850	191,087
Israel Chemicals Ltd.	13,528	52,030
Johnson Matthey PLC	5,137	181,392
JSR Corp.	5,100	71,493
K&S AG (REG)	5,092	106,439
Kaneka Corp.	7,000	52,422
Kansai Paint Co., Ltd.	6,000	82,338
Koninklijke DSM NV	4,827	237,454
Kuraray Co., Ltd.	9,500	103,878
LANXESS AG	2,430	100,580
Linde AG	4,955	686,006
LyondellBasell Industries NV – Class A	8,340	668,951
Mitsubishi Chemical Holdings Corp.	35,500	179,124
Mitsubishi Gas Chemical Co., Inc.	10,000	46,666
Mitsui Chemicals, Inc.	21,000	68,615
Monsanto Co.	9,850	886,401
Mosaic Co. (The)	7,500	199,875
Nippon Paint Holdings Co., Ltd.(a)	4,000	80,068
Nitto Denko Corp.	4,400	233,065
Novozymes A/S – Class B(a)	6,194	265,540
OCI NV(b)	2,238	40,615
Orica Ltd.(a)	9,846	99,869

220	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

PPG Industries, Inc.	6,100	$588,833
Praxair, Inc.	6,450	656,545
Sherwin-Williams Co. (The)	1,800	486,900
Shin-Etsu Chemical Co., Ltd.	10,900	547,306
Sika AG	58	220,250
Solvay SA	1,610	148,701
Sumitomo Chemical Co., Ltd.(a)	39,000	170,776
Symrise AG	3,266	208,257
Syngenta AG (REG)	2,473	990,387
Taiyo Nippon Sanso Corp.(a)	4,000	36,376
Teijin Ltd.	24,000	77,318
Toray Industries, Inc.	39,000	311,594
Umicore SA	2,533	114,277
Yara International ASA	4,806	186,241

		18,374,903

Construction Materials – 0.2%
Boral Ltd.	19,487	80,981
CRH PLC	21,850	560,464
Fletcher Building Ltd.	17,504	82,235
HeidelbergCement AG	3,740	273,592
Imerys SA	985	59,596
James Hardie Industries PLC	11,774	149,677
LafargeHolcim Ltd. (REG)(b)	11,266	443,262
Martin Marietta Materials, Inc.	1,498	213,645
Taiheiyo Cement Corp.	31,000	65,879
Vulcan Materials Co.	3,000	295,590

		2,224,921

Containers & Packaging – 0.1%
Amcor Ltd./Australia	31,314	312,236
Avery Dennison Corp.	2,050	133,496
Ball Corp.	3,050	202,001
International Paper Co.	9,350	333,795
Owens-Illinois, Inc.(b)	3,550	53,108
Rexam PLC	18,752	158,779
Sealed Air Corp.	4,600	210,358
Toyo Seikan Group Holdings Ltd.(a)	4,300	73,084
WestRock Co.	5,810	196,204

		1,673,061

Metals & Mining – 0.7%
Alcoa, Inc.(a)	29,400	262,542
Alumina Ltd.(a)	63,695	60,977
Anglo American PLC(a)	37,012	245,589
Antofagasta PLC(a)	10,468	71,461
ArcelorMittal (Euronext Amsterdam)(a)	25,503	98,939
BHP Billiton Ltd.	85,338	962,226
BHP Billiton PLC	55,874	562,009
Boliden AB	7,260	108,734

AB POOLING PORTFOLIOS •	221

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Fortescue Metals Group Ltd.(a)	39,187	$56,873
Freeport-McMoRan, Inc.(a)	25,450	194,184
Fresnillo PLC	5,868	81,358
Glencore PLC(b)	324,787	596,226
Hitachi Metals Ltd.	6,000	63,839
Iluka Resources Ltd.	9,957	47,635
JFE Holdings, Inc.	13,100	156,775
Kobe Steel Ltd.	82,000	63,076
Maruichi Steel Tube Ltd.	1,300	35,359
Mitsubishi Materials Corp.	29,000	81,635
Newcrest Mining Ltd.(b)	20,390	255,981
Newmont Mining Corp.	11,850	306,085
Nippon Steel & Sumitomo Metal Corp.	20,200	348,597
Norsk Hydro ASA	34,867	138,437
Nucor Corp.	7,150	281,281
Randgold Resources Ltd.	2,470	224,373
Rio Tinto Ltd.	11,260	323,069
Rio Tinto PLC	33,275	875,227
South32 Ltd.(b)	140,846	125,327
Sumitomo Metal Mining Co., Ltd.	13,000	139,711
ThyssenKrupp AG	9,786	165,330
voestalpine AG	3,131	90,388

		7,023,243

Paper & Forest Products – 0.1%
Mondi PLC	9,769	174,292
Oji Holdings Corp.	21,000	79,350
Stora Enso Oyj – Class R	14,610	120,289
UPM-Kymmene Oyj	14,324	242,300

		616,231

		29,912,359

Telecommunication Services – 2.5%
Diversified Telecommunication Services – 1.9%
AT&T, Inc.	138,192	5,106,194
Bezeq The Israeli Telecommunication Corp., Ltd.	51,093	114,544
BT Group PLC	221,959	1,494,707
CenturyLink, Inc.	12,600	385,434
Deutsche Telekom AG (REG)	85,597	1,431,781
Elisa Oyj	3,776	134,549
Frontier Communications Corp.(a)	26,240	141,958
HKT Trust & HKT Ltd. – Class SS	68,200	94,522
Iliad SA	714	174,906
Inmarsat PLC	11,926	161,719
Koninklijke KPN NV	83,880	309,102
Level 3 Communications, Inc.(b)	6,389	310,186
Nippon Telegraph & Telephone Corp.	19,900	842,712

222	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Orange SA	52,735	$913,393
PCCW Ltd.	110,000	69,574
Proximus SADP	4,038	127,065
Singapore Telecommunications Ltd.	211,000	553,114
Spark New Zealand Ltd.	46,441	104,863
Swisscom AG (REG)	689	335,728
TDC A/S	20,937	88,832
Telecom Italia SpA (ordinary shares)(b)	304,597	295,976
Telecom Italia SpA (savings shares)	155,918	120,268
Telefonica Deutschland Holding AG	15,739	76,058
Telefonica SA	119,628	1,192,831
Telenor ASA	20,084	299,832
TeliaSonera AB	68,102	312,720
Telstra Corp., Ltd.	113,543	424,435
TPG Telecom Ltd.	7,390	55,222
Verizon Communications, Inc.	91,270	4,630,127
Vocus Communications Ltd.(a)	12,047	70,352

		20,372,704

Wireless Telecommunication Services – 0.6%
KDDI Corp.(a)	46,429	1,186,167
Millicom International Cellular SA	1,670	79,991
NTT DOCOMO, Inc.	37,959	883,560
SoftBank Group Corp.	25,500	1,253,090
StarHub Ltd.	16,000	38,788
Tele2 AB – Class B	8,468	69,930
Vodafone Group PLC	703,743	2,134,381

		5,645,907

		26,018,611

Utilities – 2.3%
Electric Utilities – 1.2%
American Electric Power Co., Inc.	10,950	676,162
AusNet Services	44,949	46,899
Cheung Kong Infrastructure Holdings Ltd.	16,000	163,379
Chubu Electric Power Co., Inc.	17,100	225,421
Chugoku Electric Power Co., Inc. (The)	7,900	105,594
CLP Holdings Ltd.	50,000	435,552
Contact Energy Ltd.	19,541	57,603
Duke Energy Corp.	15,408	1,144,506
Edison International	7,250	494,160
EDP – Energias de Portugal SA	60,094	186,110
Electricite de France SA	6,419	67,627
Endesa SA	8,422	151,799
Enel SpA	186,472	745,224
Entergy Corp.	4,050	292,451
Eversource Energy	7,100	385,530
Exelon Corp.	19,332	608,765

AB POOLING PORTFOLIOS •	223

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

FirstEnergy Corp.	9,450	$316,292
Fortum Oyj	11,791	156,231
HK Electric Investments & HK Electric Investments Ltd.(a)(e)	70,300	58,658
Hokuriku Electric Power Co.	4,500	67,080
Iberdrola SA	142,978	921,094
Kansai Electric Power Co., Inc. (The)(b)	18,700	205,465
Kyushu Electric Power Co., Inc.(a)(b)	11,300	113,627
Mighty River Power Ltd.	18,520	32,184
NextEra Energy, Inc.	10,300	1,162,046
Pepco Holdings, Inc.	5,650	147,917
Pinnacle West Capital Corp.	2,500	172,075
Power Assets Holdings Ltd.	36,500	345,455
PPL Corp.	15,050	526,600
Red Electrica Corp. SA	2,873	227,205
Shikoku Electric Power Co., Inc.(a)	4,700	67,477
Southern Co. (The)	20,350	980,463
SSE PLC	26,502	507,615
Terna Rete Elettrica Nazionale SpA	39,087	203,379
Tohoku Electric Power Co., Inc.	12,000	153,381
Tokyo Electric Power Co., Inc.(b)	38,300	194,005
Xcel Energy, Inc.	11,300	446,802

		12,791,833

Gas Utilities – 0.2%
AGL Resources, Inc.	2,700	174,555
APA Group	28,866	178,950
Enagas SA	5,716	160,448
Gas Natural SDG SA	9,297	161,900
Hong Kong & China Gas Co., Ltd.	183,898	323,192
Osaka Gas Co., Ltd.	49,000	186,743
Snam SpA	54,890	295,803
Toho Gas Co., Ltd.(a)	10,000	69,707
Tokyo Gas Co., Ltd.	60,000	276,944

		1,828,242

Independent Power and Renewable Electricity Producers – 0.1%
AES Corp./VA	15,300	149,940
Electric Power Development Co., Ltd.	3,900	120,400
Enel Green Power SpA	44,329	85,871
Meridian Energy Ltd.	33,214	54,130
NRG Energy, Inc.	7,350	79,233

		489,574

Multi-Utilities – 0.8%
AGL Energy Ltd.	17,909	233,745
Ameren Corp.	5,450	255,878
CenterPoint Energy, Inc.	9,650	179,780
Centrica PLC	134,120	385,677

224	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

CMS Energy Corp.	6,150	$243,294
Consolidated Edison, Inc.	6,550	458,565
Dominion Resources, Inc./VA	13,300	929,936
DTE Energy Co.	4,050	340,686
DUET Group	61,615	99,724
E.ON SE	53,230	480,947
Engie SA	38,869	601,552
National Grid PLC	99,421	1,327,846
NiSource, Inc.	7,100	152,508
PG&E Corp.	10,950	621,193
Public Service Enterprise Group, Inc.	11,300	482,058
RWE AG	12,991	147,209
SCANA Corp.	3,150	204,813
Sempra Energy	5,300	511,503
Suez Environnement Co.	7,861	135,790
TECO Energy, Inc.	5,200	142,844
United Utilities Group PLC	18,101	232,102
Veolia Environnement SA	11,967	270,246
WEC Energy Group, Inc.	7,095	399,803

		8,837,699

Water Utilities – 0.0%
Severn Trent PLC	6,343	187,612

		24,134,960

Equity: Other – 1.5%
Diversified/Specialty – 1.1%
Activia Properties, Inc.	11	59,085
Aedifica SA	277	18,053
Affine SA	100	1,600
Alexander’s, Inc.	55	21,166
Alexandria Real Estate Equities, Inc.	1,560	123,490
American Assets Trust, Inc.	800	29,672
American Homes 4 Rent – Class A	3,165	44,310
ANF Immobilier	122	2,648
Artis Real Estate Investment Trust	2,850	26,120
Azrieli Group Ltd.	1,718	62,322
Beni Stabili SpA SIIQ	22,757	14,571
British Land Co. PLC (The)	47,651	434,804
CA Immobilien Anlagen AG(b)	1,553	26,364
Canadian Real Estate Investment Trust	1,550	47,588
CapitaLand Ltd.	122,450	259,330
Champion REIT	50,400	24,360
Cheung Kong Property Holdings Ltd.	131,854	672,406
Cofinimmo SA	420	46,059
Colony Starwood Homes	1,050	23,058
Conwert Immobilien Invest SE(b)	1,444	20,179
Daejan Holdings PLC	105	7,892
Dexus Property Group	46,307	248,147

AB POOLING PORTFOLIOS •	225

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

DIC Asset AG	700	$5,862
Digital Realty Trust, Inc.	2,910	230,094
Dios Fastigheter AB	989	6,706
DuPont Fabros Technology, Inc.	1,390	49,554
East Japan Railway Co.	8,900	779,369
F&C Commercial Property Trust Ltd.	11,233	20,340
Fastighets AB Balder – Class B(b)	1,950	44,985
Fonciere Des Regions	1,584	129,831
Forest City Realty Trust, Inc. – Class A(b)	5,010	93,437
Fukuoka REIT Corp.(a)	14	24,096
Gaming and Leisure Properties, Inc.(a)	1,850	48,452
Gecina SA	1,803	223,022
GPT Group (The)	85,263	298,585
Gramercy Property Trust	8,912	67,286
Granite Real Estate Investment Trust (Toronto)	1,000	28,271
Great Portland Estates PLC	7,331	70,921
Grivalia Properties REIC AE	806	6,655
H&R Real Estate Investment Trust	5,906	81,977
Hamborner REIT AG	1,250	12,737
Hang Lung Properties Ltd.	105,900	185,271
Helical Bar PLC	2,050	10,821
Hemfosa Fastigheter AB	1,668	18,451
Henderson Land Development Co., Ltd.	51,902	280,236
Hispania Activos Inmobiliarios SA(b)	1,450	18,129
Hufvudstaden AB – Class A	2,380	34,664
Hulic Co., Ltd.	15,448	136,988
Hysan Development Co., Ltd.	29,250	116,168
Investors Real Estate Trust	2,667	16,375
Invincible Investment Corp.	50	32,878
Kerry Properties Ltd.	30,550	71,654
Kiwi Property Group Ltd.	27,031	24,297
Klovern AB – Class B	8,000	8,165
Land Securities Group PLC	37,754	527,550
Lar Espana Real Estate Socimi SA(a)	1,100	9,645
Lexington Realty Trust	5,030	38,932
LondonMetric Property PLC	12,458	27,171
Mapletree Commercial Trust	27,950	28,022
Merlin Properties Socimi SA(b)	6,871	71,734
Mitsubishi Estate Co., Ltd.	59,440	1,104,178
Mitsui Fudosan Co., Ltd.	45,040	1,046,611
Mobimo Holding AG(b)	126	27,813
Mori Trust Sogo Reit, Inc.	22	39,339
New World Development Co., Ltd.	258,200	216,720
Nomura Real Estate Holdings, Inc.	5,830	104,352
Nomura Real Estate Master Fund, Inc.	171	237,517
NSI NV	2,912	12,245
Orix JREIT, Inc.(a)	50	76,008

226	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Premier Investment Corp.	27	$33,954
QTS Realty Trust, Inc. – Class A	800	35,616
Redefine International PLC/Isle of Man	21,050	12,449
Schroder Real Estate Investment Trust Ltd.	11,069	8,782
Select Income REIT	1,405	28,971
Silver Bay Realty Trust Corp.	700	9,625
Sino Land Co., Ltd.	144,810	201,684
Spirit Realty Capital, Inc.	8,976	95,953
Sponda Oyj	5,158	20,969
St. Modwen Properties PLC	3,723	16,934
STORE Capital Corp.	1,710	41,297
Sumitomo Realty & Development Co., Ltd.	18,990	522,194
Sun Hung Kai Properties Ltd.	82,150	918,807
Suntec Real Estate Investment Trust	114,500	135,897
Swire Properties Ltd.	54,350	140,003
Swiss Prime Site AG(b)	3,107	259,156
TLG Immobilien AG	1,176	22,590
Tokyu REIT, Inc.	20	28,852
Top REIT, Inc.	4	15,442
United Urban Investment Corp.	130	204,391
UOL Group Ltd.	22,350	89,943
VEREIT, Inc.	19,300	154,786
Wallenstam AB – Class B(a)	4,200	32,322
Washington Real Estate Investment Trust	1,434	37,098
Wharf Holdings Ltd. (The)	64,650	323,051
Wihlborgs Fastigheter AB	1,420	27,974
Winthrop Realty Trust(b)	650	8,554
WP Carey, Inc.(a)	1,859	105,387

		12,490,019

Health Care – 0.3%
Assura PLC	34,850	24,277
Care Capital Properties, Inc.	1,766	46,817
Chartwell Retirement Residences	3,650	34,962
Extendicare, Inc.(a)	1,850	12,402
HCP, Inc.	20,250	598,995
Healthcare Realty Trust, Inc.	2,110	61,211
Healthcare Trust of America, Inc. – Class A	2,675	74,392
LTC Properties, Inc.	750	33,330
Medical Properties Trust, Inc.	5,050	58,428
National Health Investors, Inc.	734	46,176
New Senior Investment Group, Inc.	1,750	16,958
Omega Healthcare Investors, Inc.	3,518	112,787
Physicians Realty Trust	2,317	39,806
Primary Health Properties PLC	9,030	13,260
Sabra Health Care REIT, Inc.	1,350	26,885
Senior Housing Properties Trust	5,030	78,518

AB POOLING PORTFOLIOS •	227

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Target Healthcare REIT Ltd.	3,650	$5,724
Universal Health Realty Income Trust	279	14,463
Ventas, Inc.	14,547	809,832
Welltower, Inc.	15,370	980,299

		3,089,522

Triple Net – 0.1%
Agree Realty Corp.	378	14,005
EPR Properties	1,257	78,223
Getty Realty Corp.	506	9,204
National Retail Properties, Inc.	2,885	126,883
Realty Income Corp.(a)	10,910	638,671

		866,986

		16,446,527

Retail – 1.1%
Regional Mall – 0.5%
CapitaLand Mall Trust	120,550	187,606
CBL & Associates Properties, Inc.	3,590	41,393
General Growth Properties, Inc.	23,870	656,902
Macerich Co. (The)	6,390	505,322
Pennsylvania Real Estate Investment Trust(a)	1,410	27,016
Rouse Properties, Inc.(a)	750	13,680
Simon Property Group, Inc.	13,603	2,580,897
Taubman Centers, Inc.	1,300	92,066
Westfield Corp.	93,079	661,981
WP Glimcher, Inc.	3,908	33,765

		4,800,628

Shopping Center/Other Retail – 0.6%
Acadia Realty Trust	1,440	47,592
Aeon Mall Co., Ltd.	5,432	76,995
AEON REIT Investment Corp.	22	24,971
Brixmor Property Group, Inc.	3,727	87,324
BWP Trust	10,408	24,012
Capital & Counties Properties PLC	15,491	69,296
Cedar Realty Trust, Inc.	1,750	11,953
Charter Hall Retail REIT	7,030	21,573
Citycon Oyj(b)	8,330	19,312
Crombie Real Estate Investment Trust	1,650	16,305
DDR Corp.	6,470	108,243
Deutsche EuroShop AG	965	40,676
Equity One, Inc.	1,956	53,614
Eurocommercial Properties NV	948	39,669
Federal Realty Investment Trust	3,106	459,874
First Capital Realty, Inc.	1,930	27,959
Fortune Real Estate Investment Trust	28,050	29,499
Frontier Real Estate Investment Corp.	11	50,303

228	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Hammerson PLC	37,477	$284,968
Immobiliare Grande Distribuzione SIIQ SpA	6,484	5,171
Inland Real Estate Corp.	1,800	19,080
Intu Properties PLC(a)	44,264	183,880
Japan Retail Fund Investment Corp.(a)	117	266,704
Kimco Realty Corp.	17,956	480,323
Kite Realty Group Trust	1,712	46,087
Klepierre	10,206	424,950
Link REIT	107,300	605,389
Mercialys SA	840	18,468
Ramco-Gershenson Properties Trust	1,629	27,367
Regency Centers Corp.	2,012	142,007
Retail Opportunity Investments Corp.	2,085	38,322
Retail Properties of America, Inc. – Class A	5,050	74,185
RioCan Real Estate Investment Trust (Toronto)	6,762	128,143
Saul Centers, Inc.	297	14,547
Scentre Group	249,136	774,608
Shaftesbury PLC	5,933	70,664
Shopping Centres Australasia Property Group	15,400	24,884
Smart Real Estate Investment Trust	2,400	57,082
Tanger Factory Outlet Centers, Inc.	2,040	65,443
U & I Group PLC	2,663	7,506
Unibail-Rodamco SE	4,753	1,182,557
Urban Edge Properties	1,860	45,235
Urstadt Biddle Properties, Inc. – Class A	550	10,874
Vastned Retail NV	360	15,386
Vicinity Centres	159,464	353,046
Weingarten Realty Investors	2,378	83,777
Wereldhave Belgium NV	50	5,567
Wereldhave NV	820	41,562

		6,706,952

		11,507,580

Residential – 0.8%
Multi-Family – 0.6%
ADLER Real Estate AG(b)	500	5,752
ADO Properties SA(b)(e)	478	14,321
Advance Residence Investment Corp.	28	67,476
Apartment Investment & Management Co. – Class A	6,820	249,680
AvalonBay Communities, Inc.	5,981	1,026,579
Berkeley Group Holdings PLC	3,448	155,274
Boardwalk Real Estate Investment Trust	850	31,098
BUWOG AG(b)	1,308	26,976
Camden Property Trust	1,850	138,269

AB POOLING PORTFOLIOS •	229

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Canadian Apartment Properties REIT	2,700	$57,213
Daiwa House Residential Investment Corp.(a)	14	29,160
Deutsche Wohnen AG	16,152	426,400
Equity LifeStyle Properties, Inc.	1,649	115,694
Equity Residential	15,850	1,180,666
Essex Property Trust, Inc.	2,898	606,493
Grainger PLC	8,765	26,340
Grand City Properties SA	1,950	40,489
Killam Apartment Real Estate Investment Trust	1,150	9,307
LEG Immobilien AG(a)(b)	1,350	110,340
Mid-America Apartment Communities, Inc.	1,612	144,983
Mirvac Group	173,758	226,188
Nippon Accommodations Fund, Inc.	10	36,643
Northview Apartment Real Estate Investment Trust	950	12,393
Post Properties, Inc.	1,150	64,090
Stockland	112,217	333,032
Sun Communities, Inc.	1,186	80,091
TAG Immobilien AG(a)	2,520	29,766
UDR, Inc.	5,580	191,561
UNITE Group PLC (The)	4,723	40,022
Vonovia SE	22,337	693,762

		6,170,058

Self Storage – 0.2%
Big Yellow Group PLC	3,054	31,065
CubeSmart	3,678	109,972
Extra Space Storage, Inc.	5,310	436,217
Public Storage	6,405	1,597,983
Safestore Holdings PLC	4,400	20,004
Sovran Self Storage, Inc.	798	84,939

		2,280,180

Student Housing – 0.0%
American Campus Communities, Inc.	2,770	121,243
Education Realty Trust, Inc.	1,343	53,250

		174,493

		8,624,731

Office – 0.5%
Office – 0.5%
Allied Properties Real Estate Investment Trust	1,637	38,185
Allreal Holding AG(b)	230	30,659
alstria office REIT-AG(b)	2,220	28,063
Befimmo SA	370	20,655
Boston Properties, Inc.	6,750	770,445

230	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Brandywine Realty Trust	3,691	$45,436
CapitaLand Commercial Trust Ltd.	96,050	97,649
Castellum AB	3,510	52,998
Columbia Property Trust, Inc.	2,650	53,716
Cominar Real Estate Investment Trust	3,605	40,713
Corporate Office Properties Trust	2,000	46,800
Cousins Properties, Inc.	4,489	38,875
Cromwell Property Group	31,126	22,516
Daiwa Office Investment Corp.	6	38,507
Derwent London PLC	2,170	91,167
Douglas Emmett, Inc.	2,880	77,299
Dream Global Real Estate Investment Trust	2,000	12,018
Dream Office Real Estate Investment Trust	2,300	33,591
Empire State Realty Trust, Inc. – Class A	1,979	31,031
Entra ASA(e)	1,318	11,432
Equity Commonwealth(b)	2,674	71,209
Fabege AB	2,840	43,926
First Potomac Realty Trust	1,200	10,152
Franklin Street Properties Corp.	1,870	17,784
Government Properties Income Trust(a)	1,508	22,379
Green REIT PLC	14,100	20,402
Hibernia REIT PLC	14,550	19,785
Highwoods Properties, Inc.	2,030	88,406
Hongkong Land Holdings Ltd.	39,750	233,258
Hudson Pacific Properties, Inc.	1,550	39,525
ICADE	1,635	113,842
Inmobiliaria Colonial SA(b)	44,559	28,931
Investa Office Fund	12,060	34,071
Japan Excellent, Inc.	24	33,007
Japan Prime Realty Investment Corp.	40	164,289
Japan Real Estate Investment Corp.	62	374,186
Kenedix Office Investment Corp. – Class A	8	46,453
Keppel REIT	39,800	26,586
Kilroy Realty Corp.	1,954	106,044
Liberty Property Trust	3,130	90,394
Mack-Cali Realty Corp.	1,877	37,352
Mori Hills REIT Investment Corp.	31	46,686
New York REIT, Inc.	3,450	33,120
Nippon Building Fund, Inc.	67	397,373
Norwegian Property ASA(b)	5,267	5,175
NTT Urban Development Corp.(a)	5,375	52,428
Paramount Group, Inc.	3,071	46,434
Parkway Properties, Inc./Md	1,700	22,763
Piedmont Office Realty Trust, Inc. – Class A	3,100	56,947
PS Business Parks, Inc.	440	40,396
PSP Swiss Property AG (REG)(b)	830	70,672

AB POOLING PORTFOLIOS •	231

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

SL Green Realty Corp.	4,400	$387,992
Technopolis Oyj	2,027	7,921
Tier REIT, Inc.(a)	1,000	13,000
Tokyo Tatemono Co., Ltd.	9,100	105,038
Vornado Realty Trust	7,610	657,199
Workspace Group PLC	2,497	25,085

		5,171,965

Lodging – 0.1%
Lodging – 0.1%
Apple Hospitality REIT, Inc.(a)	3,550	67,485
Ashford Hospitality Trust, Inc.	1,910	10,562
CDL Hospitality Trusts	13,588	12,371
Chatham Lodging Trust	750	15,045
Chesapeake Lodging Trust	1,234	31,356
DiamondRock Hospitality Co.	4,270	38,003
FelCor Lodging Trust, Inc.	3,040	22,496
Hersha Hospitality Trust	835	16,809
Hospitality Properties Trust	3,210	77,939
Host Hotels & Resorts, Inc.	32,890	503,546
InnVest Real Estate Investment Trust	2,051	7,549
Japan Hotel REIT Investment Corp.	71	61,969
LaSalle Hotel Properties	2,400	58,440
Pandox AB(b)	1,126	18,422
Pebblebrook Hotel Trust	1,500	40,740
RLJ Lodging Trust	2,650	55,570
Ryman Hospitality Properties, Inc.	1,060	50,742
Summit Hotel Properties, Inc.	1,750	18,918
Sunstone Hotel Investors, Inc.	4,453	57,444
Xenia Hotels & Resorts, Inc.	2,350	36,002

		1,201,408

Total Common Stocks (cost $598,722,453)		705,849,476

INVESTMENT COMPANIES – 0.0%
Funds and Investment Trusts – 0.0%
F&C UK Real Estate Investment Ltd.	4,960	6,595
MedicX Fund Ltd.	7,675	9,000
Picton Property Income Ltd.	11,492	10,741
Standard Life Investment Property Income Trust Ltd.	8,112	9,371
UK Commercial Property Trust Ltd.(a)	13,003	14,189

Total Investment Companies (cost $53,183)		49,896

232	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

RIGHTS – 0.0%
Financials – 0.0%
Banks – 0.0%
Banco Popular Espanol SA, expiring 3/10/16(b)	45,119	$1,031

Utilities – 0.0%
Independent Power and Renewable Electricity Producers – 0.0%
Enel Green Power SpA, expiring 3/21/16(b)	44,329	2

Total Rights (cost $993)		1,033

SHORT-TERM INVESTMENTS – 29.9%
Investment Companies – 25.0%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.40%(f)(g) (cost $264,729,182)	264,729,182	264,729,182

	Principal Amount (000)
U.S. TREASURY BILLS – 4.9%
U.S. Treasury Bill Zero Coupon, 5/19/16(h)	$29,000	28,981,863
Zero Coupon, 3/24/16-3/31/16	22,500	22,497,169

Total U.S. Treasury Bills (cost $51,479,032)		51,479,032

Total Short-Term Investments (cost $316,208,214)		316,208,214

Total Investments Before Security Lending Collateral for Securities Loaned – 96.5% (cost $914,984,843)		1,022,108,619

AB POOLING PORTFOLIOS •	233

AB Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.5%
Investment Companies – 1.5%
AB Exchange Reserves – Class I, 0.41%(f)(g) (cost $15,986,391)	15,986,391	$15,986,391

Total Investments – 98.0% (cost $930,971,234)		1,038,095,010
Other assets less liabilities – 2.0%		21,216,571

Net Assets – 100.0%		$1,059,311,581

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
DAX Index Futures	4	March 2016	$969,374	$1,029,542	$60,168
Mini MSCI EAFE Futures	2	March 2016	156,802	154,500	(2,302)
Mini MSCI Emerging Market Futures	486	March 2016	17,953,595	18,033,030	79,435
S&P 500 E Mini Futures	255	March 2016	24,181,877	24,601,125	419,248
TOPIX Index Futures	388	March 2016	53,613,572	44,321,227	(9,292,345)
U.S. T-Note 5 Yr (CBT) Futures	60	June 2016	7,262,893	7,259,062	(3,831)
U.S. T-Note 10 Yr (CBT) Futures	321	June 2016	41,877,718	41,895,516	17,798
U.S. Ultra Bond (CBT) Futures	82	June 2016	14,261,723	14,198,812	(62,911)

Sold Contracts
EURO STOXX 50 Index Futures	1,114	March 2016	33,128,323	35,556,131	(2,427,808)
FTSE 100 Index Futures	678	March 2016	55,625,766	57,172,525	(1,546,759)
Hang Seng Index Futures	91	March 2016	11,347,783	11,147,955	199,828
S&P Mid 400 E Mini Futures	19	March 2016	2,655,444	2,532,130	123,314
SPI 200 Futures	260	March 2016	22,877,914	22,612,310	265,604

					$(12,170,561)

234	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	GBP	1,760	USD	2,682	3/18/16	$232,532
Barclays Bank PLC	CHF	2,223	USD	2,235	3/18/16	6,552
Barclays Bank PLC	USD	914	CHF	933	3/18/16	21,319
BNP Paribas SA	EUR	35,158	USD	38,250	3/18/16	(14,061)
BNP Paribas SA	JPY	3,025,558	USD	25,893	3/18/16	(952,433)
BNP Paribas SA	USD	29,208	AUD	40,578	3/18/16	(266,634)
BNP Paribas SA	USD	19,733	CAD	26,633	3/18/16	(48,651)
BNP Paribas SA	USD	7,091	GBP	4,901	3/18/16	(268,799)
Brown Brothers Harriman & Co.	USD	1,235	CHF	1,213	6/17/16	(13,723)
Citibank	CAD	27,344	USD	19,867	3/18/16	(343,146)
Citibank	USD	4,148	GBP	2,980	3/18/16	397
Citibank	USD	3,643	GBP	2,548	3/18/16	(96,630)
Citibank	CAD	9,361	USD	6,817	6/17/16	(103,702)
Citibank	CHF	1,213	USD	1,249	6/17/16	27,511
Credit Suisse International	AUD	14,267	USD	9,962	3/18/16	(213,771)
Credit Suisse International	CHF	933	USD	920	3/18/16	(15,340)
Credit Suisse International	EUR	1,004	USD	1,085	3/18/16	(7,917)
Credit Suisse International	JPY	3,233,314	USD	26,713	3/18/16	(1,975,920)
Credit Suisse International	USD	30,530	EUR	28,144	3/18/16	99,889
Deutsche Bank AG	GBP	24,611	USD	37,096	3/18/16	2,839,635
Deutsche Bank AG	USD	966	SEK	8,227	3/18/16	(4,670)
HSBC Bank USA	AUD	15,428	USD	10,808	3/18/16	(196,385)
HSBC Bank USA	USD	4,038	CAD	5,856	3/18/16	290,498
JPMorgan Chase Bank	AUD	3,721	USD	2,628	3/18/16	(26,043)
JPMorgan Chase Bank	EUR	5,806	USD	6,553	6/17/16	215,054
Morgan Stanley & Co., Inc.	AUD	7,900	USD	5,387	3/18/16	(247,112)
Morgan Stanley & Co., Inc.	GBP	2,410	USD	3,424	3/18/16	69,971
Morgan Stanley & Co., Inc.	USD	4,553	AUD	6,423	3/18/16	28,062
Morgan Stanley & Co., Inc.	USD	1,993	JPY	224,540	6/17/16	5,209
Royal Bank of Canada	USD	27,518	JPY	3,237,867	3/18/16	1,211,744
Royal Bank of Scotland PLC	EUR	5,928	USD	6,460	3/18/16	8,712
Royal Bank of Scotland PLC	USD	71,919	JPY	8,841,302	3/18/16	6,530,151
Royal Bank of Scotland PLC	USD	6,731	CAD	9,361	6/17/16	189,110
Societe Generale	AUD	36,934	USD	25,802	3/18/16	(540,597)
Societe Generale	USD	2,034	GBP	1,425	3/18/16	(50,550)
State Street Bank & Trust Co.	CAD	5,145	USD	3,665	3/18/16	(137,372)
State Street Bank & Trust Co.	CHF	72	USD	71	3/18/16	(1,178)
State Street Bank & Trust Co.	SEK	8,227	USD	969	3/18/16	7,882
State Street Bank & Trust Co.	USD	2,302	CHF	2,295	3/18/16	(2,321)
State Street Bank & Trust Co.	EUR	1,422	USD	1,571	6/17/16	19,171
UBS AG	EUR	1,151	USD	1,262	3/18/16	9,512

						$6,285,956

AB POOLING PORTFOLIOS •	235

AB Volatility Management—Portfolio of Investments

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
Russell 2000 Total Return Index	$5,334	LIBOR Minus 0.76%	$25,712	1/17/17	$714,345
Citibank, NA
S&P Midcap 400 Index	23,310	LIBOR Minus 0.23%	43,379	2/15/17	1,287,307
Goldman Sachs International
MSCI Emerging Markets Index	190,657	LIBOR Minus 0.25%	58,175	10/17/16	2,609,732
Russell 2000 Total Return Index	559	LIBOR Minus 0.49%	2,695	4/15/16	73,994
Russell 2000 Total Return Index	192	LIBOR Minus 0.57%	926	4/15/16	25,497
Russell 2000 Total Return Index	1,210	LIBOR Minus 0.65%	6,540	9/15/16	(544,539)
S&P Midcap 400 Index	5,333	LIBOR Minus 0.05%	10,661	9/15/16	(451,854)

					$3,714,482

^	Less than $0.50.

(a)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(b)	Non-income producing security.

(c)	Fair valued by the Adviser.

(d)	Illiquid security.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, the aggregate market value of these securities amounted to $775,949 or 0.1% of net assets.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(g)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(h)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

SEK – Swedish Krona

USD – United States Dollar

236	• AB POOLING PORTFOLIOS

AB Volatility Management—Portfolio of Investments

Glossary:

ADR – American Depositary Receipt

CBT – Chicago Board of Trade

DAX – Deutscher Aktien Index (German Stock Index)

EAFE – Europe, Australia, and Far East

FTSE – Financial Times Stock Exchange

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

REG – Registered Shares

REIT – Real Estate Investment Trust

SPI – Share Price Index

TOPIX – Tokyo Price Index

See notes to financial statements.

AB POOLING PORTFOLIOS •	237

AB Volatility Management—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

February 29, 2016 (unaudited)

	AB U.S. Value		AB U.S. Large Cap Growth		AB International Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $277,721,104, $230,777,038 and $270,402,624, respectively)(a)	$305,127,598		$293,168,482		$246,780,853
Affiliated issuers (cost $9,522,034, $14,122,340 and $1,266,127,—including investment of cash collateral for securities loaned of $3,846,918, $4,407,349 and $1,072,400, respectively)	9,522,034		14,122,340		1,266,127
Cash collateral due from broker	– 0	–	– 0	–	33,903
Foreign currencies, at value (cost $0, $0 and $5,303,931, respectively)	– 0	–	– 0	–	5,288,311
Receivable for investment securities sold	2,315,476		3,669,310		– 0	–
Dividends and interest receivable	997,142		207,755		1,309,366
Unrealized appreciation of forward currency exchange contracts	– 0	–	– 0	–	843,116
Receivable for variation margin on exchange-traded derivatives	– 0	–	– 0	–	585

Total assets	317,962,250		311,167,887		255,522,261

Liabilities
Due to custodian	– 0	–	– 0	–	537
Payable for collateral received on securities loaned	3,846,918		4,407,349		1,072,400
Payable for investment securities purchased	6,179,405		– 0	–	– 0	–
Payable for shares of beneficial interest redeemed	613,751		– 0	–	– 0	–
Unrealized depreciation of forward currency exchange contracts	– 0	–	– 0	–	1,344,546
Administrative fee payable	35		35		2,534
Accrued expenses	70,269		64,314		150,098

Total liabilities	10,710,378		4,471,698		2,570,115

Net Assets	$307,251,872		$306,696,189		$252,952,146

See notes to financial statements.

238	• AB POOLING PORTFOLIOS

Statement of Assets & Liabilities

	AB U.S. Value	AB U.S. Large Cap Growth	AB International Value
Composition of Net Assets
Paid-in capital	$579,145,843	$208,798,192	$725,498,431
Undistributed net investment income	1,154,374	309,579	1,673,440
Accumulated net realized gain (loss) on investment and foreign currency transactions	(300,454,839)	35,196,974	(449,976,445)
Net unrealized appreciation/ (depreciation) on investments and foreign currency denominated assets and liabilities	27,406,494	62,391,444	(24,243,280)

Net Assets	$307,251,872	$306,696,189	$252,952,146

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	25,908,062	33,108,107	40,968,563

Net Asset Value	$11.86	$9.26	$6.17

(a)	Includes securities on loan with a value of $3,776,623, $4,347,091 and $1,094,836, respectively (see Note D).

See notes to financial statements.

AB POOLING PORTFOLIOS •	239

Statement of Assets & Liabilities

	AB International Growth		AB Short Duration Bond		AB Global Core Bond
Assets
Investments in securities, at value
Unaffiliated issuers (cost $257,292,232, $773,825,122 and $794,888,367, respectively)(a)	$246,663,950		$771,758,317		$787,768,994
Affiliated issuers (cost $9,584,297, $41,909,621 and $5,177,379,—including investment of cash collateral for securities loaned of $6,467,227, $0 and $0, respectively)	9,584,297		41,909,621		5,177,379
Cash	– 0	–	2,340,343		154,129
Cash collateral due from broker	– 0	–	975,646		1,626,820
Foreign currencies, at value (cost $379,097, $44,530,894 and $390,194, respectively)	380,099		47,714,070		386,400
Unrealized appreciation of forward currency exchange contracts	3,621,576		– 0	–	3,148,996
Dividends and interest receivable	631,546		1,731,454		7,281,915
Receivable for investment securities sold	110,674		28,650,145		9,412,281
Receivable for variation margin on exchange-traded derivatives	– 0	–	30,985		– 0	–

Total assets	260,992,142		895,110,581		814,956,914

See notes to financial statements.

240	• AB POOLING PORTFOLIOS

Statement of Assets & Liabilities

	AB International Growth		AB Short Duration Bond			AB Global Core Bond
Liabilities
Payable for collateral received on securities loaned	$6,467,227		$	– 0	–	$	– 0	–
Unrealized depreciation of forward currency exchange contracts	1,042,531			2,732,979			3,622,143
Payable for investment securities purchased and foreign currency transactions	– 0	–		54,250,293			18,114,655
Payable for variation margin on exchange-traded derivatives	– 0	–		– 0	–		59,185
Payable for shares of beneficial interest redeemed	– 0	–		22,207			462,527
Accrued expenses	94,079			66,252			78,193

Total liabilities	7,603,837			57,071,731			22,336,703

Net Assets	$253,388,305			$838,038,850			$792,620,211

Composition of Net Assets
Paid-in capital	$601,455,136			$911,064,955			$801,727,274
Undistributed net investment income	787,728			81,541			(2,139,468)
Accumulated net realized gain (loss) on investment and foreign currency transactions	(340,766,384)			(71,330,462)			1,360,378
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(8,088,175)			(1,777,184)			(8,327,973)

Net Assets	$253,388,305			$838,038,850			$792,620,211

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	33,430,435			88,968,591			79,681,618

Net Asset Value	$7.58			$9.42			$9.95

(a)	Includes securities on loan with a value of $6,063,912, $0 and $0, respectively, (see Note D).

See notes to financial statements.

AB POOLING PORTFOLIOS •	241

Statement of Assets & Liabilities

	AB Bond Inflation Protection		AB High-Yield	AB Small-Mid Cap Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $887,317,394, $256,515,366 and $205,732,924, respectively)(a)	$879,221,283		$222,933,902	$218,192,867
Affiliated issuers (cost $26,955,334, $30,705,070 and $17,105,094, respectively)	26,955,334		30,705,070	17,105,094
Cash	– 0	–	94,531	– 0	–
Cash collateral due from broker	2,785,755		865,074	– 0	–
Foreign currencies, at value (cost $6,268,290, $635,192 and $0, respectively)	6,731,455		618,878	– 0	–
Dividends and interest receivable	2,609,933		4,367,601	227,052
Receivable for investment securities sold	1,431,981		1,082,127	2,672,510
Unrealized appreciation on credit default swaps	539,295		861,806	– 0	–
Unrealized appreciation of forward currency exchange contracts	97,125		216,622	– 0	–
Upfront premium paid on credit default swaps	66,055		410,891	– 0	–
Receivable for variation margin on exchange-traded derivatives	– 0	–	7,929	– 0	–
Unrealized appreciation on total return swaps	– 0	–	187,553	– 0	–

Total assets	920,438,216		262,351,984	238,197,523

See notes to financial statements.

242	• AB POOLING PORTFOLIOS

Statement of Assets & Liabilities

	AB Bond Inflation Protection		AB High-Yield			AB Small-Mid Cap Value
Liabilities
Due to custodian	$1,752,596		$	– 0	–	$	– 0	–
Payable reverse repurchase agreements	277,763,068			992,525			– 0	–
Unrealized depreciation on interest rate swaps	1,577,715			– 0	–		– 0	–
Payable for shares of beneficial interest redeemed	928,748			1,272,390			16,885
Unrealized depreciation on inflation swaps	888,477			– 0	–		– 0	–
Unrealized depreciation of forward currency exchange contracts	880,566			92,753			– 0	–
Payable for investment securities purchased	270,419			4,540,396			1,988,986
Payable for variation margin on exchange-traded derivatives	211,012			49,003			– 0	–
Upfront premium received on credit default swaps	117,820			1,219,258			– 0	–
Unrealized depreciation on credit default swaps	26,026			1,647,245			– 0	–
Unrealized depreciation on total return swaps	– 0	–		189,637			– 0	–
Options written, at value (premiums received $0, $22,068 and $0, respectively)	– 0	–		5,110			– 0	–
Payable for collateral received on securities loaned	– 0	–		– 0	–		9,874,133
Accrued expenses	86,885			108,182			52,090

Total liabilities	284,503,332			10,116,499			11,932,094

Net Assets	$635,934,884			$252,235,485			$226,265,429

See notes to financial statements.

AB POOLING PORTFOLIOS •	243

Statement of Assets & Liabilities

	AB Bond Inflation Protection	AB High-Yield	AB Small-Mid Cap Value
Composition of Net Assets
Paid-in capital	$658,673,882	$305,347,777	$215,795,013
Distributions in excess of net investment income	(75,692)	4,132,914	491,990
Accumulated net realized loss on investment and foreign currency transactions	(11,274,795)	(22,042,190)	(2,481,517)
Net unrealized appreciation/ (depreciation) on investments and foreign currency denominated assets and liabilities	(11,388,511)	(35,203,016)	12,459,943

Net Assets	$635,934,884	$252,235,485	$226,265,429

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	67,051,685	28,278,650	24,813,785

Net Asset Value	$9.48	$8.92	$9.12

(a)	Includes securities on loan with a value of $0, $0 and $9,006,545, respectively (see Note D).

See notes to financial statements.

244	• AB POOLING PORTFOLIOS

Statement of Assets & Liabilities

	AB Small-Mid Cap Growth		AB Multi-Asset Real Return*		AB Volatility Management
Assets
Investments in securities, at value
Unaffiliated issuers (cost $180,611,541, $447,106,649 and $650,255,661, respectively)(a)	$207,127,998		$412,098,473		$757,379,437
Affiliated issuers (cost $17,189,512, $39,920,908 and $280,715,573,—including investment of cash collateral for securities loaned of $12,124,562, $12,199,865 and $15,986,391, respectively)	17,189,512		39,920,908		280,715,573
Cash	– 0	–	– 0	–	247,343
Cash collateral due from broker	– 0	–	2,066,206		14,294,553
Foreign currencies, at value (cost $0, $2,458,941 and $7,892,370, respectively)	– 0	–	2,453,655		7,799,671
Receivable for investment securities sold	1,210,786		2,315,248		21,287,296
Dividends and interest receivable	73,262		1,428,882		2,370,744
Unrealized appreciation of forward currency exchange contracts	– 0	–	3,056,830		11,812,911
Unrealized appreciation on total return swaps	– 0	–	2,333,111		4,710,875
Receivable for variation margin on exchange-traded derivatives	– 0	–	435,070		– 0	–
Unrealized appreciation on inflation swaps	– 0	–	127,841		– 0	–
Receivable for shares of beneficial interest sold	– 0	–	29,126		14,629
Collateral due from Securities Lending Agent	– 0	–	4,362		– 0	–
Other asset (see Note E)	– 0	–	308		– 0	–

Total assets	225,601,558		466,270,020		1,100,633,032

See notes to financial statements.

AB POOLING PORTFOLIOS •	245

Statement of Assets & Liabilities

	AB Small-Mid Cap Growth		AB Multi-Asset Real Return*		AB Volatility Management
Liabilities
Payable for collateral received on securities loaned	$12,124,562		$12,204,227		$15,964,009
Payable for investment securities purchased and foreign currency transactions	1,228,467		2,220,364		1,157,719
Payable for variation margin on exchange-traded derivatives	– 0	–	– 0	–	14,910,708
Payable for shares of beneficial interest redeemed	7,211		– 0	–	14,660
Options written, at value (premiums received $0, $572,685 and $0, respectively)	– 0	–	81,449		– 0	–
Collateral due to Securities Lending Agent	– 0	–	– 0	–	22,382
Unrealized depreciation on inflation swaps	– 0	–	5,315,950		– 0	–
Unrealized depreciation of forward currency exchange contracts	– 0	–	2,053,427		5,526,955
Unrealized depreciation on total return swaps	– 0	–	484,905		996,393
Payable for newly entered total return swaps	– 0	–	383,149		– 0	–
Transfer Agent fee payable	– 0	–	3,019		– 0	–
Payable for terminated total return swaps	– 0	–	42		– 0	–
Cash collateral due to broker	– 0	–	– 0	–	2,450,000
Administrative fee payable	– 0	–	– 0	–	4,369
Accrued expenses and other liabilities	57,633		176,780		274,256

Total liabilities	13,417,873		22,923,312		41,321,451

Net Assets	$212,183,685		$443,346,708		$1,059,311,581

See notes to financial statements.

246	• AB POOLING PORTFOLIOS

Statement of Assets & Liabilities

	AB Small-Mid Cap Growth	AB Multi-Asset Real Return*	AB Volatility Management
Composition of Net Assets
Paid-in capital	$182,654,870	$966,603,423	$981,553,124
Undistributed net investment income	469,729	367,548	10,198,863
Accumulated net realized gain (loss) on investment and foreign currency transactions	2,542,629	(488,190,413)	(37,353,979)
Net unrealized appreciation/ (depreciation) on investments and foreign currency denominated assets and liabilities	26,516,457	(35,433,850)	104,913,573

Net Assets	$212,183,685	$443,346,708	$1,059,311,581

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	26,029,280	82,633,098	106,367,282

Net Asset Value	$8.15	$5.37	$9.96

*	Consolidated (see Note A).

(a)	Includes securities on loan with a value of $11,850,113, $11,865,980 and $15,338,733, respectively (see Note D).

See notes to financial statements.

AB POOLING PORTFOLIOS •	247

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2016 (unaudited)

	AB U.S. Value		AB U.S. Large Cap Growth		AB International Value
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $4,322, $0 and $293,405, respectively)	$4,345,273		$1,625,978		$2,798,555
Affiliated issuers	8,237		13,703		6,804
Securities lending income	47,504		16,037		84,707

Total income	4,401,014		1,655,718		2,890,066

Expenses
Custodian	53,180		53,931		96,100
Audit and tax	21,181		21,181		28,155
Legal	17,365		17,365		17,365
Administrative	16,447		16,447		18,498
Trustees’ fees	10,910		10,910		10,509
Printing	917		917		494
Registration fees	249		377		249
Miscellaneous	7,010		5,577		30,763

Total expenses	127,259		126,705		202,133

Net investment income	4,273,755		1,529,013		2,687,933

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	5,409,790		46,159,432		(19,503,667)
Futures	– 0	–	– 0	–	(48,428)
Foreign currency transactions	– 0	–	– 0	–	(666,327)
Net change in unrealized appreciation/depreciation of:
Investments	(19,851,157)		(40,789,627)		2,420,081
Futures	– 0	–	– 0	–	110,351
Foreign currency denominated assets and liabilities	– 0	–	– 0	–	(962,944)

Net gain (loss) on investment and foreign currency transactions	(14,441,367)		5,369,805		(18,650,934)

Net Increase (Decrease) in Net Assets from Operations	$(10,167,612)		$6,898,818		$(15,963,001)

See notes to financial statements.

248	• AB POOLING PORTFOLIOS

Statement of Operations

	AB International Growth		AB Short Duration Bond			AB Global Core Bond
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $75,553, $0 and $0, respectively)	$1,480,292		$	– 0	–	$	– 0	–
Affiliated issuers	12,042			15,209			18,175
Interest (net of foreign taxes withheld of $0, $0 and $603, respectively)	– 0	–		5,191,623			11,225,353
Securities lending income	84,455			– 0	–		– 0	–

Total income	1,576,789			5,206,832			11,243,528

Expenses
Custodian	79,504			88,513			126,595
Audit and tax	28,919			24,282			27,780
Legal	17,365			17,371			17,371
Administrative	15,136			19,827			16,599
Trustees’ fees	9,810			9,810			9,810
Printing	917			2,353			2,989
Registration fees	249			249			577
Miscellaneous	18,809			8,151			8,963

Total expenses	170,709			170,556			210,684

Net investment income	1,406,080			5,036,276			11,032,844

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	3,041,760	(a)		(189,806)			5,750,671
Futures	– 0	–		243,169			(3,346,019)
Options written	– 0	–		– 0	–		230,277
Swaps	– 0	–		62,630			– 0	–
Foreign currency transactions	(859,702)			(295,706)			4,933,616
Net change in unrealized appreciation/depreciation of:
Investments	(22,932,524	)(b)		(275,168)			8,302,871
Futures	– 0	–		(584,709)			(1,119,796)
Swaps	– 0	–		(21,696)			– 0	–
Foreign currency denominated assets and liabilities	4,355,897			457,142			(816,970)

Net gain (loss) on investment and foreign currency transactions	(16,394,569)			(604,144)			13,934,650

Net Increase (Decrease) in Net Assets from Operations	$(14,988,489)			$4,432,132			$24,967,494

(a)	Net of foreign capital gains taxes of $2,582.

(b)	Net of increase in accrued foreign capital gains taxes of $25,008.

See notes to financial statements.

AB POOLING PORTFOLIOS •	249

Statement of Operations

AB Bond Inflation Protection	AB High-Yield	AB Small-Mid Cap Value
Investment Income
Interest	$831,209	$9,393,102	$	– 0	–
Dividends
Unaffiliated issuers	97,983	302,868	1,928,145
Affiliated issuers	14,355	21,820	16,715
Securities lending income	– 0	–	– 0	–	51,365
Other income	1,087	8,184	– 0	–

Total income	944,634	9,725,974	1,996,225

Expenses
Custodian	96,084	113,370	44,495
Audit and tax	36,284	64,845	23,136
Administrative	16,592	19,854	16,209
Legal	17,371	17,371	17,371
Trustees’ fees	9,810	9,810	9,810
Printing	2,608	2,495	3,180
Registration fees	578	578	249
Miscellaneous	24,178	6,654	3,167

Total expenses before interest expense	203,505	234,977	117,617
Interest expense	550,046	2,662	– 0	–

Total expenses	753,551	237,639	117,617

Net investment income	191,083	9,488,335	1,878,608

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(3,176,660)	(7,109,715)	1,435,307
Futures	(1,878,935)	311,203	– 0	–
Options written	46,316	307,513	– 0	–
Swaptions written	– 0	–	94,969	– 0	–
Swaps	(861,555)	(576,266)	– 0	–
Foreign currency transactions	1,652,536	(907,888)	– 0	–
Net change in unrealized appreciation/depreciation of:
Investments	10,508,461	(18,216,322)	(18,728,919)
Futures	(228,660)	24,608	– 0	–
Options written	– 0	–	(160,320)	– 0	–
Swaptions written	– 0	–	(7,539)	– 0	–
Swaps	(667,427)	(1,635,974)	– 0	–
Foreign currency denominated assets and liabilities	(478,374)	98,743	– 0	–

Net gain (loss) on investment and foreign currency transactions	4,915,702	(27,776,988)	(17,293,612)

Net Increase (Decrease) in Net Assets from Operations	$5,106,785	$(18,288,653)	$(15,415,004)

See notes to financial statements.

250	• AB POOLING PORTFOLIOS

Statement of Operations

	AB Small-Mid Cap Growth		AB Multi-Asset Real Return*		AB Volatility Management
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $0, $364,200 and $254,097, respectively)	$555,316		$8,476,365		$8,772,242
Affiliated issuers	16,511		74,093		352,481
Interest	– 0	–	(1,688,311	)**	11,020
Securities lending income	26,766		203,217		127,831

Total income	598,593		7,065,364		9,263,574

Expenses
Custodian	63,741		158,603		171,606
Audit and tax	21,181		46,834		44,530
Administrative	16,209		16,602		21,063
Legal	17,371		17,425		17,022
Trustees’ fees	9,865		9,810		10,509
Printing	3,180		3,525		2,926
Transfer agency	– 0	–	5,975		– 0	–
Registration fees	577		249		269
Miscellaneous	3,131		60,391		82,366

Total expenses	135,255		319,414		350,291

Net investment income	463,338		6,745,950		8,913,283

See notes to financial statements.

AB POOLING PORTFOLIOS •	251

Statement of Operations

	AB Small-Mid Cap Growth		AB Multi-Asset Real Return*		AB Volatility Management
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$5,771,182		$(86,951,607	)(a)	$6,015,456
Futures	– 0	–	(40,313,458)		(29,347,387)
Options written	– 0	–	(2,129,588)		(177,162)
Swaps	– 0	–	(40,391,444)		(20,640,071)
Foreign currency transactions	– 0	–	(3,275,164)		2,103,346
Net change in unrealized appreciation/depreciation of:
Investments	(37,956,506)		52,481,794	(b)	(46,845,581)
Futures	– 0	–	20,617,726		393,551
Options written	– 0	–	(1,252,829)		– 0	–
Swaps	– 0	–	(5,788,413)		9,825,604
Foreign currency denominated assets and liabilities	– 0	–	28,747		4,255,828

Net loss on investment and foreign currency transactions	(32,185,324)		(106,974,236)		(74,416,416)

Contributions from Affiliates (see Note B)	– 0	–	308		– 0	–

Net Decrease in Net Assets from Operations	$(31,721,986)		$(100,227,978)		$(65,503,133)

*	Consolidated (see Note A).

**	The negative interest income reflects interest income adjusted for fluctuation in the inflation index related to TIPS and amortization of premiums.

(a)	Net of foreign capital gains taxes of $302.

(b)	Net of increase in accrued foreign capital gains taxes of $364.

See notes to financial statements.

252	• AB POOLING PORTFOLIOS

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	AB U.S. Value
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,273,755	$10,423,306
Net realized gain on investment transactions	5,409,790	64,316,719
Net change in unrealized appreciation/depreciation of investments	(19,851,157)	(93,484,850)

Net decrease in net assets from operations	(10,167,612)	(18,744,825)
Dividends to Shareholders from
Net investment income	(5,546,217)	(10,546,202)
Transactions in Shares of Beneficial Interest
Net decrease	(126,507,384)	(59,954,975)

Total decrease	(142,221,213)	(89,246,002)
Net Assets
Beginning of period	449,473,085	538,719,087

End of period (including undistributed net investment income of $1,154,374 and $2,426,836, respectively)	$307,251,872	$449,473,085

See notes to financial statements.

AB POOLING PORTFOLIOS •	253

Statement of Changes in Net Assets

	AB U.S. Large Cap Growth
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,529,013	$4,272,576
Net realized gain on investment transactions	46,159,432	95,323,469
Net change in unrealized appreciation/depreciation of investments	(40,789,627)	(42,723,450)

Net increase in net assets from operations	6,898,818	56,872,595
Dividends and Distributions to Shareholders from
Net investment income	(2,018,368)	(4,419,633)
Net realized gain on investment transactions	(87,350,839)	(164,984,584)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(64,418,592)	28,602,127

Total decrease	(146,888,981)	(83,929,495)
Net Assets
Beginning of period	453,585,170	537,514,665

End of period (including undistributed net investment income of $309,579 and $798,934, respectively)	$306,696,189	$453,585,170

See notes to financial statements.

254	• AB POOLING PORTFOLIOS

Statement of Changes in Net Assets

	AB International Value
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,687,933	$11,010,164
Net realized gain (loss) on investment transactions and foreign currency transactions	(20,218,422)	28,419,103
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,567,488	(74,564,639)

Net decrease in net assets from operations	(15,963,001)	(35,135,372)
Dividends to Shareholders from
Net investment income	(15,426,120)	(31,500,480)
Transactions in Shares of Beneficial Interest
Net decrease	(88,048,009)	(10,898,240)

Total decrease	(119,437,130)	(77,534,092)
Net Assets
Beginning of period	372,389,276	449,923,368

End of period (including undistributed net investment income of $1,673,440 and $14,411,627, respectively)	$252,952,146	$372,389,276

See notes to financial statements.

AB POOLING PORTFOLIOS •	255

Statement of Changes in Net Assets

	AB International Growth
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,406,080	$7,243,119
Net realized gain on investment transactions and foreign currency transactions	2,182,058	311,614
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(18,576,627)	(53,827,273)

Net decrease in net assets from operations	(14,988,489)	(46,272,540)
Dividends to Shareholders from
Net investment income	(5,100,976)	(6,877,393)
Transactions in Shares of Beneficial Interest
Net decrease	(101,772,404)	(19,038,027)

Total decrease	(121,861,869)	(72,187,960)
Net Assets
Beginning of period	375,250,174	447,438,134

End of period (including undistributed net investment income of $787,728 and $4,482,624, respectively)	$253,388,305	$375,250,174

See notes to financial statements.

256	• AB POOLING PORTFOLIOS

Statement of Changes in Net Assets

	AB Short Duration Bond
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,036,276	$8,482,411
Net realized gain (loss) on investment transactions and foreign currency transactions	(179,713)	252,215
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(424,431)	(638,886)

Net increase in net assets from operations	4,432,132	8,095,740
Dividends and Distributions to Shareholders from
Net investment income	(5,377,259)	(9,366,087)
Transactions in Shares of Beneficial Interest
Net decrease	(59,421,460)	(62,286,298)

Total decrease	(60,366,587)	(63,556,645)
Net Assets
Beginning of period	898,405,437	961,962,082

End of period (including undistributed net investment income of $81,541 and $422,524, respectively)	$838,038,850	$898,405,437

See notes to financial statements.

AB POOLING PORTFOLIOS •	257

Statement of Changes in Net Assets

	AB Global Core Bond
	Six Months Ended February 29, 2016 (unaudited)		Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,032,844		$25,345,727
Net realized gain on investment transactions and foreign currency transactions	7,568,545		40,807,503
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	6,366,105		(44,771,880)

Net increase in net assets from operations	24,967,494		21,381,350
Dividends and Distributions to Shareholders from
Net investment income	(32,925,992)		(49,923,999)
Net realized gain on investment transactions	– 0	–	(17,075,288)
Transactions in Shares of Beneficial Interest
Net decrease	(130,416,654)		(55,051,244)

Total decrease	(138,375,152)		(100,669,181)
Net Assets
Beginning of period	930,995,363		1,031,664,544

End of period (including distributions in excess of net investment income of ($2,139,468) and undistributed net investment income of $19,753,680, respectively)	$792,620,211		$930,995,363

See notes to financial statements.

258	• AB POOLING PORTFOLIOS

Statement of Changes in Net Assets

	AB Bond Inflation Protection
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$191,083	$9,328,243
Net realized gain (loss) on investment transactions and foreign currency transactions	(4,218,298)	2,526,143
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	9,134,000	(32,330,401)

Net increase (decrease) in net assets from operations	5,106,785	(20,476,015)
Dividends and Distributions to Shareholders from
Net investment income	(16,335,075)	(25,002,844)
Transactions in Shares of Beneficial Interest
Net decrease	(69,855,094)	(13,881,235)

Total decrease	(81,083,384)	(59,360,094)
Net Assets
Beginning of period	717,018,268	776,378,362

End of period (including distributions in excess of net investment income of ($75,692) and undistributed net investment income of $16,068,300, respectively)	$635,934,884	$717,018,268

See notes to financial statements.

AB POOLING PORTFOLIOS •	259

Statement of Changes in Net Assets

	AB High-Yield
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$9,488,335	$22,450,149
Net realized gain (loss) on investment transactions and foreign currency transactions	(7,880,184)	3,015,460
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(19,896,804)	(33,458,218)

Net decrease in net assets from operations	(18,288,653)	(7,992,609)
Dividends to Shareholders from
Net investment income	(10,334,061)	(24,694,123)
Transactions in Shares of Beneficial Interest
Net decrease	(41,981,050)	(9,408,030)

Total decrease	(70,603,764)	(42,094,762)
Net Assets
Beginning of period	322,839,249	364,934,011

End of period (including undistributed net investment income of $4,132,914 and $4,978,640, respectively)	$252,235,485	$322,839,249

See notes to financial statements.

260	• AB POOLING PORTFOLIOS

Statement of Changes in Net Assets

	AB Small-Mid Cap Value
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,878,608	$3,793,061
Net realized gain on investment transactions	1,435,307	31,868,252
Net change in unrealized appreciation/depreciation of investments	(18,728,919)	(38,624,613)

Net decrease in net assets from operations	(15,415,004)	(2,963,300)
Dividends and Distributions to Shareholders from
Net investment income	(2,294,681)	(4,014,970)
Net realized gain on investment transactions	(30,013,388)	(59,227,347)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(7,735,270)	24,794,977

Total decrease	(55,458,343)	(41,410,640)
Net Assets
Beginning of period	281,723,772	323,134,412

End of period (including undistributed net investment income of $491,990 and $908,063, respectively)	$226,265,429	$281,723,772

See notes to financial statements.

AB POOLING PORTFOLIOS •	261

Statement of Changes in Net Assets

	AB Small-Mid Cap Growth
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$463,338	$23,206
Net realized gain on investment transactions	5,771,182	40,108,039
Net change in unrealized appreciation/depreciation of investments	(37,956,506)	(26,241,212)

Net increase (decrease) in net assets from operations	(31,721,986)	13,890,033
Dividends and Distributions to Shareholders from
Net investment income	(186,379)	(1,742,103)
Net realized gain on investment transactions	(34,385,309)	(49,602,665)
Transactions in Shares of Beneficial Interest
Net decrease	(1,395,777)	(4,871,959)

Total decrease	(67,689,451)	(42,326,694)
Net Assets
Beginning of period	279,873,136	322,199,830

End of period (including undistributed net investment income of $469,729 and $192,770, respectively)	$212,183,685	$279,873,136

See notes to financial statements.

262	• AB POOLING PORTFOLIOS

Statement of Changes in Net Assets

	AB Multi-Asset Real Return*
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,745,950	$18,865,955
Net realized loss on investment transactions and foreign currency transactions	(173,061,261)	(153,651,203)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	66,087,025	(135,438,305)
Contributions from Affiliates (see Note B)	308	394

Net decrease in net assets from operations	(100,227,978)	(270,223,159)
Dividends to Shareholders from
Net investment income	(24,008,166)	(28,954,469)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(265,243,780)	331,826,656

Total increase (decrease)	(389,479,924)	32,649,028
Net Assets
Beginning of period	832,826,632	800,177,604

End of period (including undistributed net investment income of $367,548 and $17,629,764, respectively)	$443,346,708	$832,826,632

*	Consolidated (see Note A).

See notes to financial statements.

AB POOLING PORTFOLIOS •	263

Statement of Changes in Net Assets

	AB Volatility Management
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,913,283	$28,757,977
Net realized gain (loss) on investment transactions and foreign currency transactions	(42,045,818)	63,672,000
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(32,370,598)	(132,331,118)

Net decrease in net assets from operations	(65,503,133)	(39,901,141)
Dividends and Distributions to Shareholders from
Net investment income	(27,908,683)	(42,440,599)
Net realized gain on investment transactions	(34,208,680)	(64,224,989)
Transactions in Shares of Beneficial Interest
Net decrease	(91,051,980)	(69,727,247)

Total decrease	(218,672,476)	(216,293,976)
Net Assets
Beginning of period	1,277,984,057	1,494,278,033

End of period (including undistributed net investment income of $10,198,863 and $29,194,263, respectively)	$1,059,311,581	$1,277,984,057

See notes to financial statements.

264	• AB POOLING PORTFOLIOS

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

For the Six Months Ended February 29, 2016 (unaudited)

AB Bond Inflation Protection*
Cash flows from operating activities
Net increase in net assets from operations	$5,106,785
Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Increase in interest and dividends receivable	$(131,324)
Decrease in receivable for investments sold	65,146,174
Net accretion of bond discount and amortization of bond premium	1,123,394
Inflation index adjustment	4,840,266
Decrease in payable for investments purchased	(16,049,694)
Decrease in accrued expenses	(36,588)
Increase in cash collateral due from broker	(479,849)
Purchases of long-term investments	(147,252,802)
Purchases of short-term investments	(243,841,680)
Proceeds from disposition of long-term investments	190,389,204
Proceeds from disposition of short-term investments	210,982,349
Payments from options written, net	45,534
Payments on swaps, net	(888,656)
Payments for exchange-traded derivatives settlements	(1,451,074)
Net realized loss on investment transactions	4,218,298
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(9,134,000)

Total adjustments	57,479,552

Net increase in cash from operating activities	$62,586,337

Financing Activities:
Redemptions of beneficial interest stock, net	(86,826,484)
Increase in due to custodian	741,788
Cash dividends paid (net of dividend reinvestments)**	– 0	–
Increase in reverse repurchase agreements	28,118,152

Net decrease in cash from financing activities	(57,966,544)
Effect of exchange rate on cash	2,111,662

Net increase in cash	6,731,455
Net change in cash
Cash at beginning of period	– 0	–

Cash at end of period	$6,731,455

** Reinvestment of dividends	$16,335,075
Supplemental disclosure of cash flow information:
Interest expense paid during the period	$448,295

*	In accordance with U.S. GAAP, the Portfolio has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the period.

See notes to financial statements.

AB POOLING PORTFOLIOS •	265

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

February 29, 2016 (unaudited)

NOTE A

Significant Accounting Policies

The AB Pooling Portfolios (the “Trust”) was organized as a Massachusetts business trust on November 11, 2004 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is currently comprised of 12 separate series: AB U.S. Value Portfolio, AB U.S. Large Cap Growth Portfolio, AB International Value Portfolio, AB International Growth Portfolio, AB Short Duration Bond Portfolio, AB Global Core Bond Portfolio, AB Bond Inflation Protection Portfolio, AB High-Yield Portfolio, AB Small-Mid Cap Value Portfolio, AB Small-Mid Cap Growth Portfolio, AB Multi-Asset Real Return Portfolio and AB Volatility Management Portfolio (collectively, the “Portfolios”). As part of AB Multi-Asset Real Return Portfolio’s investment strategy, the Portfolio seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary was incorporated and commenced operations on October 18, 2010. The AB Multi-Asset Real Return Portfolio is the sole shareholder of the Subsidiary and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of February 29, 2016, net assets of the AB Multi-Asset Real Return Portfolio amounted to $443,346,708, of which $87,260,982, or 20%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements and consolidated portfolio of investments of AB Multi-Asset Real Return Portfolio and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. Shares of the Portfolios are offered exclusively to mutual funds advised by and certain other institutional clients of AllianceBernstein L.P. (the “Adviser”). A Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Trust is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

266	• AB POOLING PORTFOLIOS

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

AB POOLING PORTFOLIOS •	267

Notes to Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investment
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair

268	• AB POOLING PORTFOLIOS

Notes to Financial Statements

values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

AB POOLING PORTFOLIOS •	269

Notes to Financial Statements

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of February 29, 2016:

AB U.S. Value Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$305,127,598		$	– 0	–	$	– 0	–	$305,127,598
Short-Term Investments	5,675,116			– 0	–		– 0	–	5,675,116
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,846,918			– 0	–		– 0	–	3,846,918

Total Investments in Securities	314,649,632			– 0	–		– 0	–	314,649,632
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$314,649,632		$	– 0	–	$	– 0	–	$314,649,632

AB U.S. Large Cap Growth Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$293,168,482		$	– 0	–		– 0	–	$293,168,482
Short-Term Investments	9,714,991			– 0	–		– 0	–	9,714,991
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	4,407,349			– 0	–		– 0	–	4,407,349

Total Investments in Securities	307,290,822			– 0	–		– 0	–	307,290,822

270	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2			Level 3			Total
Other Financial Instruments(b)	$ – 0	–	$	– 0	–	$	– 0	–	$ – 0	–

Total(c)	$307,290,822		$	– 0	–	$	– 0	–	$307,290,822

AB International Value Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Financials	$10,153,429			$54,271,394		$	– 0	–	$64,424,823
Consumer Discretionary	7,389,474			27,784,808			– 0	–	35,174,282
Industrials	1,932,137			24,783,945			– 0	–	26,716,082
Information Technology	– 0	–		24,297,231			– 0	–	24,297,231
Telecommunication Services	2,827,585			20,272,070			– 0	–	23,099,655
Energy	2,065,778			15,830,490			– 0	–	17,896,268
Consumer Staples	3,665,716			13,717,225			– 0	–	17,382,941
Materials	2,738,279			12,418,732			– 0	–	15,157,011
Utilities	2,067,561			10,663,004			– 0	–	12,730,565
Health Care	– 0	–		9,901,995			– 0	–	9,901,995
Short-Term Investments	193,727			– 0	–		– 0	–	193,727
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,072,400			– 0	–		– 0	–	1,072,400

Total Investments in Securities	34,106,086			213,940,894	(d)		– 0	–	248,046,980
Other Financial Instruments(b)
Assets:
Forward Currency Exchange Contracts	– 0	–		843,116			– 0	–	843,116
Liabilities:
Futures	– 0	–		(27,594)			– 0	–	(27,594	)(e)
Forward Currency Exchange Contracts	– 0	–		(1,344,546)			– 0	–	(1,344,546)

Total(c)	$34,106,086			$213,411,870		$	– 0	–	$247,517,956

AB POOLING PORTFOLIOS •	271
Notes to Financial Statements

AB International Growth Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$	– 0	–	$55,291,320		$	– 0	–	$55,291,320
Information Technology		14,773,890		30,934,316			– 0	–	45,708,206
Consumer Discretionary		10,675,622		30,131,928			– 0	–	40,807,550
Industrials		– 0	–	40,202,823			– 0	–	40,202,823
Health Care		– 0	–	33,039,276			– 0	–	33,039,276
Consumer Staples		949,390		18,257,633			– 0	–	19,207,023
Materials		– 0	–	9,091,362			– 0	–	9,091,362
Energy		– 0	–	1,198,649			– 0	–	1,198,649
Utilities		1,127,940		– 0	–		– 0	–	1,127,940
Telecommunication Services		– 0	–	989,801			– 0	–	989,801
Short-Term Investments		3,117,070		– 0	–		– 0	–	3,117,070
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		6,467,227		– 0	–		– 0	–	6,467,227

Total Investments in Securities		37,111,139		219,137,108	(d)		– 0	–	256,248,247
Other Financial Instruments(b)
Assets:
Forward Currency Exchange Contracts		– 0	–	3,621,576			– 0	–	3,621,576
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(1,042,531)			– 0	–	(1,042,531)

Total(f),(g)		$37,111,139		$221,716,153		$	– 0	–	$258,827,292

AB Short Duration Bond Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$292,485,637		$	– 0	–	$292,485,637
Asset-Backed Securities		– 0	–	135,959,616			14,922,795	(h)	150,882,411

272	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2		Level 3			Total
Corporates – Investment Grade	$	– 0	–	$150,861,342		$	– 0	–	$150,861,342
Commercial Mortgage-Backed Securities		– 0	–	88,439,126			1,455,905		89,895,031
Collateralized Mortgage Obligations		– 0	–	38,925,734			12,982,471		51,908,205
Mortgage Pass-Throughs		– 0	–	13,682,294			– 0	–	13,682,294
Agencies		– 0	–	9,407,546			– 0	–	9,407,546
Inflation-Linked Securities		– 0	–	9,305,884			– 0	–	9,305,884
Covered Bonds		– 0	–	3,329,967			– 0	–	3,329,967
Short-Term Investments		41,909,621		– 0	–		– 0	–	41,909,621

Total Investments in Securities		41,909,621		742,397,146			29,361,171		813,667,938
Other Financial Instruments(b):
Assets:
Futures		2,100		– 0	–		– 0	–	2,100	(e)
Centrally Cleared Interest Rate Swaps		– 0	–	244,921			– 0	–	244,921	(e)
Liabilities:
Futures		(406,822)		– 0	–		– 0	–	(406,822	)(e)
Forward Currency Exchange Contracts		– 0	–	(2,732,979)			– 0	–	(2,732,979)

Total(c)		$41,504,899		$739,909,088			$29,361,171		$810,775,158

AB Global Core Bond Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$376,939,532		$	– 0	–	$376,939,532
Corporates – Investment Grade		– 0	–	189,905,592			– 0	–	189,905,592
Collateralized Mortgage Obligations		– 0	–	327,249			40,118,376		40,445,625
Covered Bonds		– 0	–	35,085,206			– 0	–	35,085,206

AB POOLING PORTFOLIOS •	273

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2		Level 3		Total
Commercial Mortgage-Backed Securities	$	– 0	–	$30,256,878		$4,438,235		$34,695,113
Mortgage Pass-Throughs		– 0	–	22,671,340		– 0	–	22,671,340
Agencies		– 0	–	22,645,626		– 0	–	22,645,626
Inflation-Linked Securities		– 0	–	17,209,910		– 0	–	17,209,910
Governments – Sovereign Agencies		– 0	–	16,521,885		– 0	–	16,521,885
Quasi-Sovereigns		– 0	–	6,780,594		– 0	–	6,780,594
Supranationals		– 0	–	5,920,912		– 0	–	5,920,912
Corporates – Non-Investment Grade		– 0	–	4,641,033		– 0	–	4,641,033
Governments – Sovereign Bonds		– 0	–	3,202,426		– 0	–	3,202,426
Asset-Backed Securities		– 0	–	– 0	–	3,149,244		3,149,244
Emerging Markets – Treasuries		– 0	–	3,071,785		– 0	–	3,071,785
Local Governments – Municipal Bonds		– 0	–	2,953,402		– 0	–	2,953,402
Emerging Markets – Corporate Bonds		– 0	–	1,929,769		– 0	–	1,929,769
Short-Term Investments		5,177,379		– 0	–	– 0	–	5,177,379

Total Investments in Securities		5,177,379		740,063,139		47,705,855		792,946,373
Other Financial Instruments(b):
Assets:
Futures		224,015		– 0	–	– 0	–	224,015	(e)
Forward Currency Exchange Contracts		– 0	–	3,148,996		– 0	–	3,148,996
Liabilities:
Futures		(837,749)		– 0	–	– 0	–	(837,749	)(e)
Forward Currency Exchange Contracts		– 0	–	(3,622,143)		– 0	–	(3,622,143)

Total(c)		$4,563,645		$739,589,992		$47,705,855		$791,859,492

274	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB Bond Inflation Protection Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$568,380,238		$	– 0	–	$568,380,238
Corporates – Investment Grade		– 0	–	121,962,015			– 0	–	121,962,015
Commercial Mortgage-Backed Securities		– 0	–	50,313,956			16,162,239		66,476,195
Asset-Backed Securities		– 0	–	57,756,271			4,299,056		62,055,327
Collateralized Mortgage Obligations		– 0	–	1,764,128			19,641,184		21,405,312
Corporates – Non-Investment Grade		– 0	–	18,119,822			– 0	–	18,119,822
Governments – Sovereign Agencies		– 0	–	3,616,524			– 0	–	3,616,524
Quasi-Sovereigns		– 0	–	2,461,678			– 0	–	2,461,678
Emerging Markets – Treasuries		– 0	–	2,416,391			– 0	–	2,416,391
Common Stocks		– 0	–	– 0	–		1,108,802		1,108,802
Emerging Markets – Corporate Bonds		– 0	–	717,468			– 0	–	717,468
Preferred Stocks		697,763		– 0	–		– 0	–	697,763
Governments – Sovereign Bonds		– 0	–	387,498			– 0	–	387,498
Short-Term Investments:
Investment Companies		26,955,334		– 0	–		– 0	–	26,955,334
Repurchase Agreements		9,416,250		– 0	–		– 0	–	9,416,250

Total Investments in Securities		37,069,347		827,895,989			41,211,281		906,176,617
Other Financial Instruments(b):
Assets:
Futures		67,906		– 0	–		– 0	–	67,906	(e)
Forward Currency Exchange Contracts		– 0	–	97,125			– 0	–	97,125
Centrally Cleared Credit Default Swaps		– 0	–	138,696			– 0	–	138,696	(e)

AB POOLING PORTFOLIOS •	275

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2		Level 3		Total
Centrally Cleared Interest Rate Swaps	$	– 0	–	$5,658,831		$ – 0	–	$5,658,831	(e)
Credit Default Swaps		– 0	–	539,295		– 0	–	539,295
Liabilities:
Futures		(362,566)		– 0	–	– 0	–	(362,566	)(e)
Forward Currency Exchange Contracts		– 0	–	(880,566)		– 0	–	(880,566)
Centrally Cleared Credit Default Swaps		– 0	–	(226,314)		– 0	–	(226,314	)(e)
Centrally Cleared Interest Rate Swaps		– 0	–	(6,279,943)		– 0	–	(6,279,943	)(e)
Credit Default Swaps		– 0	–	(26,026)		– 0	–	(26,026)
Inflation (CPI) Swaps		– 0	–	(888,477)		– 0	–	(888,477)
Interest Rate Swaps		– 0	–	(1,577,715)		– 0	–	(1,577,715)

Total(c)		$36,774,687		$824,450,895		$41,211,281		$902,436,863

AB High-Yield Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$170,336,264		$3,004,126	(h)	$173,340,390
Corporates – Investment Grade		– 0	–	12,841,456		– 0	–	12,841,456
Bank Loans		– 0	–	– 0	–	12,463,271		12,463,271
Common Stocks		4,196,574		59,112		944,659		5,200,345
Emerging Markets – Corporate Bonds		– 0	–	3,664,561		– 0	–	3,664,561
Preferred Stocks		2,026,324		880,142		– 0	–	2,906,466

276	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2			Level 3		Total
Asset-Backed Securities	$	– 0	–	$	– 0	–	$2,259,892		$2,259,892
Governments – Treasuries		– 0	–		1,962,309		– 0	–	1,962,309
Local Governments – Municipal Bonds		– 0	–		1,908,873		– 0	–	1,908,873
Commercial Mortgage-Backed Securities		– 0	–		– 0	–	1,773,083		1,773,083
Collateralized Mortgage Obligations		– 0	–		– 0	–	1,717,535		1,717,535
Governments – Sovereign Agencies		– 0	–		1,006,984		– 0	–	1,006,984
Emerging Markets – Treasuries		– 0	–		354,503		– 0	–	354,503
Warrants		127			– 0	–	234,094		234,221
Emerging Markets – Sovereigns		– 0	–		173,075		– 0	–	173,075
Agencies		– 0	–		107,300		– 0	–	107,300
Options Purchased – Puts		– 0	–		15,427		– 0	–	15,427
Options Purchased – Calls		– 0	–		4,294		– 0	–	4,294
Short-Term Investments:
Investment Companies		30,705,070			– 0	–	– 0	–	30,705,070
U.S. Treasury Bills		– 0	–		999,917		– 0	–	999,917

Total Investments in Securities		36,928,095			194,314,217		22,396,660		253,638,972
Other Financial Instruments(b):
Assets:
Futures		9,698			– 0	–	– 0	–	9,698	(e)
Forward Currency Exchange Contracts		– 0	–		216,622		– 0	–	216,622
Centrally Cleared Credit Default Swaps		– 0	–		584,066		– 0	–	584,066	(e)

AB POOLING PORTFOLIOS •	277

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2			Level 3			Total
Credit Default Swaps	$ – 0	–		$861,806		$	– 0	–	$861,806
Total Return Swaps	– 0	–		187,553			– 0	–	187,553
Liabilities:
Futures	(61,363)			– 0	–		– 0	–	(61,363	)(e)
Forward Currency Exchange Contracts	– 0	–		(92,753)			– 0	–	(92,753)
Call Options Written	– 0	–		(1,512)			– 0	–	(1,512)
Put Options Written	– 0	–		(3,598)			– 0	–	(3,598)
Centrally Cleared Credit Default Swaps	– 0	–		(583,866)			– 0	–	(583,866	)(e)
Centrally Cleared Interest Rate Swaps	– 0	–		(901,001)			– 0	–	(901,001	)(e)
Credit Default Swaps	– 0	–		(1,647,245)			– 0	–	(1,647,245)
Total Return Swaps	– 0	–		(189,637)			– 0	–	(189,637)

Total(i)	$36,876,430			$192,744,652			$22,396,660		$252,017,742

AB Small-Mid Cap Value Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$218,192,867		$	– 0	–	$	– 0	–	$218,192,867
Short-Term Investments	7,230,961			– 0	–		– 0	–	7,230,961
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	9,874,133			– 0	–		– 0	–	9,874,133

Total Investments in Securities	235,297,961			– 0	–		– 0	–	235,297,961
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$235,297,961		$	– 0	–	$	– 0	–	$235,297,961

278	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB Small-Mid Cap Growth Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$207,127,998		$	– 0	–	$	– 0	–	$207,127,998
Short-Term Investments	5,064,950			– 0	–		– 0	–	5,064,950
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	12,124,562			– 0	–		– 0	–	12,124,562

Total Investments in Securities	224,317,510			– 0	–		– 0	–	224,317,510
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$224,317,510		$	– 0	–	$	– 0	–	$224,317,510

AB Multi-Asset Real Return Portfolio(j)
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Energy	$61,991,067			$50,435,168		$	– 0	–	$112,426,235
Equity: Other	14,337,314			25,965,957			105,998		40,409,269
Materials	13,697,325			18,669,550			– 0	–(k)	32,366,875
Retail	16,581,011			11,659,982			– 0	–	28,240,993
Residential	17,183,773			10,430,273			– 0	–(h)	27,614,046
Office	7,256,290			5,529,749			– 0	–	12,786,039
Industrials	4,997,013			3,434,973			– 0	–	8,431,986
Lodging	3,766,831			– 0	–		– 0	–	3,766,831
Food Beverage & Tobacco	2,353,720			137,060			– 0	–	2,490,780
Real Estate	884,721			649,266			– 0	–	1,533,987
Mortgage	921,488			– 0	–		– 0	–	921,488
Financial:Other	– 0	–		32,624			– 0	–	32,624
Investment Companies	22,929,292			– 0	–		– 0	–	22,929,292
Inflation-Linked Securities	– 0	–		6,015,371			– 0	–	6,015,371
Warrants	– 0	–		173,797			– 0	–	173,797
Short-Term Investments:
Investment Companies	27,721,043			– 0	–		– 0	–	27,721,043
Treasury Bills	– 0	–		111,958,860			– 0	–	111,958,860

AB POOLING PORTFOLIOS •	279

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2		Level 3			Total
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	$12,199,865		$ – 0	–	$	– 0	–	$12,199,865

Total Investments in Securities	206,820,753		245,092,630			105,998		452,019,381
Other Financial Instruments(b):
Assets:
Futures	1,775,154		– 0	–		– 0	–	1,775,154	(e)
Forward Currency Exchange Contracts	– 0	–	3,056,830			– 0	–	3,056,830
Inflation (CPI) Swaps	– 0	–	127,841			– 0	–	127,841
Total Return Swaps	– 0	–	2,333,111			– 0	–	2,333,111
Liabilities:
Futures	(345,669)		– 0	–		– 0	–	(345,669	)(e)
Forward Currency Exchange Contracts	– 0	–	(2,053,427)			– 0	–	(2,053,427)
Put Options Written	– 0	–	(81,449)			– 0	–	(81,449)
Inflation (CPI) Swaps	– 0	–	(5,315,950)			– 0	–	(5,315,950)
Total Return Swaps	– 0	–	(484,905)			– 0	–	(484,905)

Total(i)	$208,250,238		$242,674,681			$105,998		$451,030,917

AB Volatility Management Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$51,458,466		$59,926,757		$	– 0	–(k)	$ 111,385,223
Information Technology	78,869,571		14,987,549			– 0	–	93,857,120
Health Care	56,303,919		35,235,190			– 0	–	91,539,109
Consumer Discretionary	50,288,769		38,668,718			– 0	–	88,957,487
Industrials	40,834,878		39,070,695			– 0	–	79,905,573
Consumer Staples	42,914,688		35,469,341			– 0	–	78,384,029
Energy	24,937,175		13,865,619			– 0	–	38,802,794
Materials	10,785,510		19,126,849			– 0	–	29,912,359

280	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2		Level 3			Total
Telecommunication Services	$10,668,421		$15,350,190		$	– 0	–	$26,018,611
Utilities	12,680,358		11,454,602			– 0	–	24,134,960
Equity: Other	5,546,069		10,900,458			– 0	–	16,446,527
Retail	6,009,450		5,498,130			– 0	–	11,507,580
Residential	6,326,042		2,298,689			– 0	–	8,624,731
Office	3,012,887		2,159,078			– 0	–	5,171,965
Lodging	1,108,646		92,762			– 0	–	1,201,408
Investment Companies	18,371		31,525			– 0	–	49,896
Rights	1,031		– 0	–		2		1,033
Short-Term Investments:
Investment Companies	264,729,182		– 0	–		– 0	–	264,729,182
U.S. Treasury Bills			51,479,032			– 0	–	51,479,032
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	15,986,391		– 0	–		– 0	–	15,986,391

Total Investments in Securities	682,479,824		355,615,184			2		1,038,095,010
Other Financial Instruments(b):
Assets:
Futures	639,795		525,600			– 0	–	1,165,395	(e)
Forward Currency Exchange Contracts	– 0	–	11,812,911			– 0	–	11,812,911
Total Return Swaps	– 0	–	4,710,875			– 0	–	4,710,875
Liabilities:
Futures	(69,044)		(13,266,912)			– 0	–	(13,335,956	)(e)
Forward Currency Exchange Contracts	– 0	–	(5,526,955)			– 0	–	(5,526,955)
Total Return Swaps	– 0	–	(996,393)			– 0	–	(996,393)

Total(i)	$683,050,575		$352,874,310			$2		$1,035,924,887

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

(d)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

AB POOLING PORTFOLIOS •	281

Notes to Financial Statements

(e)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(f)	An amount of $5,792,524 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(g)	There were no transfers from Level 2 to Level 1 during the reporting period.

(h)	The Portfolio held securities with zero market value at period end.

(i)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

(j)	Consolidated (see Note A).

(k)	Less than $0.50.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

AB Short Duration Bond Portfolio	Asset- Backed Securities(a)		Commercial Mortgage-Backed Securities		Collateralized Mortgage Obligations
Balance as of 8/31/15	$16,368,735		$1,524,633		$14,275,300
Accrued discounts/(premiums)	410		(1,828)		3,200
Realized gain (loss)	460		(2,095)		11,470
Change in unrealized appreciation/depreciation	21,078		(37,141)		(38,862)
Purchases/Payups	2,834,000		– 0	–	2,511,913
Sales/Paydowns	(4,301,888)		(27,664)		(3,780,550)
Settlements	– 0	–	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 2/29/16	$14,922,795		$1,455,905		$12,982,471

Net change in unrealized appreciation/depreciation from investments held as of 2/29/16(b)	$20,791		$(37,141)		$(38,862)

282	• AB POOLING PORTFOLIOS

Notes to Financial Statements

	Total
Balance as of 8/31/15	$32,168,668
Accrued discounts/(premiums)	1,782
Realized gain (loss)	9,835
Change in unrealized appreciation/depreciation	(54,925)
Purchases/Payups	5,345,913
Sales/Paydowns	(8,110,102)
Settlements	– 0	–
Transfers in to Level 3	– 0	–
Transfers out of Level 3	– 0	–

Balance as of 2/29/16	$29,361,171

Net change in unrealized appreciation/depreciation from investments held as of 2/29/16(b)	$(55,212)

AB Global Core Bond Portfolio	Collateralized Mortgage Obligations		Commercial Mortgage-Backed Securities		Asset-Backed Securities
Balance as of 8/31/15	$36,919,073		$3,931,061		$3,365,165
Accrued discounts/(premiums)	(2,637)		(6,803)		(2,411)
Realized gain (loss)	(10,078)		(30,238)		(6,112)
Change in unrealized appreciation/depreciation	(198,848)		(137,980)		(19,427)
Purchases/Payups	10,335,236		912,725		– 0	–
Sales/Paydowns	(6,924,370)		(230,530)		(187,971)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 2/29/16	$40,118,376		$4,438,235		$3,149,244

Net change in unrealized appreciation/depreciation from investments held as of 2/29/16(b)	$(198,848)		$(137,980)		$(19,427)

AB POOLING PORTFOLIOS •	283

Notes to Financial Statements

	Total
Balance as of 8/31/15	$44,215,299
Accrued discounts/(premiums)	(11,851)
Realized gain (loss)	(46,428)
Change in unrealized appreciation/depreciation	(356,255)
Purchases/Payups	11,247,961
Sales/Paydowns	(7,342,871)
Transfers in to Level 3	– 0	–
Transfers out of Level 3	– 0	–

Balance as of 2/29/16	$47,705,855

Net change in unrealized appreciation/depreciation from investments held as of 2/29/16(b)	$(356,255)

AB Bond Inflation Protection Portfolio	Commercial Mortgage-Backed Securities		Asset-Backed Securities		Collateralized Mortgage Obligations
Balance as of 8/31/15	$14,375,830		$5,163,427		$16,470,297
Accrued discounts/(premiums)	(16,853)		41		(7,524)
Realized gain (loss)	(4,263)		(259)		2,422
Change in unrealized appreciation/depreciation	(685,161)		17,843		(633,922)
Purchases/Payups	3,182,338		2,186,973		5,131,618
Sales/Paydowns	(689,652)		(3,068,969)		(1,321,707)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 2/29/16	$16,162,239		$4,299,056		$19,641,184

Net change in unrealized appreciation/depreciation from investments held as of 2/29/16(b)	$(685,161)		$9,829		$(633,922)

284	• AB POOLING PORTFOLIOS

Notes to Financial Statements

	Common Stocks		Total
Balance as of 8/31/15	$1,139,080		$37,148,634
Accrued discounts/(premiums)	– 0	–	(24,336)
Realized gain (loss)	– 0	–	(2,100)
Change in unrealized appreciation/depreciation	(30,278)		(1,331,518)
Purchases/Payups	– 0	–	10,500,929
Sales/Paydowns	– 0	–	(5,080,328)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 2/29/16	$1,108,802		$41,211,281

Net change in unrealized appreciation/depreciation from investments held as of 2/29/16(b)	$(30,278)		$(1,339,532)

AB High-Yield Portfolio	Corporates - Non-Investment Grade(a)		Bank Loans		Common Stocks
Balance as of 8/31/15	$3,400,139		$14,141,504		$270,252
Accrued discounts/(premiums)	10,309		16,773		– 0	–
Realized gain (loss)	(318,234)		(172,183)		(244,731)
Change in unrealized appreciation/depreciation	(23,734)		(510,113)		(29,454)
Purchases	120,167		4,403,219		483,000
Sales	(184,521)		(5,415,929)		– 0	–
Transfers in to Level 3	– 0	–	– 0	–	465,592
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 2/29/16	$3,004,126		$12,463,271		$944,659

Net change in unrealized appreciation/depreciation from investments held as of 2/29/16(b)	$(329,018)		$(665,357)		$(273,809)

AB POOLING PORTFOLIOS •	285

Notes to Financial Statements

	Asset-Backed Securities		Commercial Mortgage- Backed Securities		Collateralized Mortgage Obligations
Balance as of 8/31/15	$2,403,731		$4,488,395		$5,008,319
Accrued discounts/(premiums)	18,823		1,855		6,641
Realized gain (loss)	34,089		133,649		136,541
Change in unrealized appreciation/depreciation	(72,094)		(216,399)		(303,060)
Purchases/Payups	– 0	–	– 0	–	– 0	–
Sales/Paydowns	(124,657)		(2,634,417)		(3,130,906)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 2/29/16	$2,259,892		$1,773,083		$1,717,535

Net change in unrealized appreciation/depreciation from investments held as of 2/29/16(b)	$(72,094)		$(68,448)		$(94,371)

	Warrants		Total
Balance as of 8/31/15	$187,275		$29,899,615
Accrued discounts/(premiums)	– 0	–	54,401
Realized gain (loss)	– 0	–	(430,869)
Change in unrealized appreciation/depreciation	46,819		(1,108,035)
Purchases/Payups	– 0	–	5,006,386
Sales/Paydowns	– 0	–	(11,490,430)
Transfers in to Level 3	– 0	–	465,592
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 2/29/16	$234,094		$22,396,660	(c)

Net change in unrealized appreciation/depreciation from investments held as of 2/29/16(b)	$46,819		$(1,456,278)

286	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB Multi-Asset Real Return Portfolio(d)	Common Stocks - Equity: Other		Common Stocks - Materials			Common Stocks - Residential(a)
Balance as of 8/31/15	$185,499		$	– 0	–(e)		$31
Accrued discounts/(premiums)	– 0	–		– 0	–		– 0	–
Realized gain (loss)	– 0	–		– 0	–		– 0	–
Change in unrealized appreciation/depreciation	(79,501)			– 0	–		– 0	–
Purchases	– 0	–		– 0	–		– 0	–
Sales	– 0	–		– 0	–		– 0	–
Transfers in to Level 3	– 0	–		– 0	–		– 0	–
Transfers out of Level 3	– 0	–		– 0	–		(31)

Balance as of 2/29/16	$105,998		$	– 0	–(e)	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 2/29/16(b)	$(79,501)		$	– 0	–	$	– 0	–

	Total
Balance as of 8/31/15	$185,530
Accrued discounts/(premiums)	– 0	–
Realized gain (loss)	– 0	–
Change in unrealized appreciation/depreciation	(79,501)
Purchases	– 0	–
Sales	– 0	–
Transfers in to Level 3	– 0	–
Transfers out of Level 3	(31)

Balance as of 2/29/16	$105,998	(c)

Net change in unrealized appreciation/depreciation from investments held as of 2/29/16(b)	$(79,501)

AB POOLING PORTFOLIOS •	287

Notes to Financial Statements

AB Volatility Management Portfolio	Common Stocks			Rights			Total
Balance as of 8/31/15	$	– 0	–(e)	$	– 0	–	$	– 0	–(e)
Accrued discounts/(premiums)		– 0	–		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		– 0	–(e)		2			2
Purchases		– 0	–		– 0	–		– 0	–
Sales		– 0	–		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–		– 0	–

Balance as of 2/29/16	$	– 0	–(e)		$2			$2

Net change in unrealized appreciation/depreciation from investments held as of 2/29/16(b)	$	– 0	–(e)		$2			$2

(a)	The Portfolio held securities with zero market value at period end.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(c)	There were de minimis transfers under 1% of net assets during the reporting period.

(d)	Consolidated (see Note A).

(e)	Less than $0.50.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at February 29, 2016. Securities priced (i) at net asset value, (ii) by third party vendors, or (iii) using prior transaction prices, which approximate fair value, are excluded from the following table.

AB Short Duration Bond Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 2/29/16		Valuation Technique	Unobservable Input	Range/ Weighted Average
Asset-Backed Securities	$ – 0	–	Qualitative Assessment		$ 0.00/N/A

288	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB High-Yield Portfolio

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 2/29/16	Valuation Technique	Unobservable Input	Range/ Weighted Average
Corporates – Non-Investment Grade	$ 774,120	Discounted Cashflow	Clean Debt Value Convertible Feature Value	51.50%-76.0%/63.8% 22.2%-2.2%/12.2%

Bank Loans	509,682	Market Approach	EBITDA* EBITDA Multiple Scrap Value	$28mil-$70mil 6X $154mil

Common Stocks	56,576	Option Pricing Model	Enterprise Value Exercise Price Years to Expiration EV Volatility % Risk Free Rate	$519.2mil-$603.2Mil/NA $730.4mil-$830.5mil/NA 2.5yr-4.5yr/NA 22.6%-26.5%/NA 1.09%-1.55%/NA

	522,045	Market Approach	EBITDA Projection* EBITDA Multiples	$49.1MM/NA 4.7X-6.7X/4.7X

*	Earnings before Interest, Taxes, Depreciation and Amortization.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies.

AB POOLING PORTFOLIOS •	289

Notes to Financial Statements

The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

290	• AB POOLING PORTFOLIOS

Notes to Financial Statements

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as a Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

6. Expenses

Expenses of the Trust are charged proportionately to each Portfolio or based on other appropriate methods.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

The Trust has entered into an advisory agreement (the “Advisory Agreement”) with the Adviser. Under the terms of the Advisory Agreement, the Portfolios pay no advisory fees to the Adviser. The Adviser serves as investment manager and adviser of each of the Portfolios and continuously furnishes an investment program for each Portfolio and manages, supervises and conducts the affairs of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. The

AB POOLING PORTFOLIOS •	291

Notes to Financial Statements

Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser has agreed to bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis (the “Expense Cap”) to .15% of average daily net assets for the Volatility Management Portfolio. The Expense Cap may not be terminated before December 31, 2015 and then may be extended by the Adviser for additional one-year terms. For the six months ended February 29, 2016, there was no such reimbursement.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

The Adviser reimbursed the AB Multi-Asset Real Return Portfolio $308 and $394 for trading losses incurred due to a trade entry error for the six months ended February 29, 2016 and year ended August 31, 2015, respectively.

The Trust has entered into a distribution agreement (the “Distribution Agreement”) on behalf of each Portfolio with AllianceBernstein Investments, Inc., a wholly-owned subsidiary of the Adviser, the Portfolios’ principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolios’ shares, which are sold at the net asset value without any sales charge.

Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolios, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolios and brokerage fees and commissions in connection with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolios’ shares, which are borne by the Underwriter.

Effective January 1st, 2015, the Portfolios may reimburse the Adviser for certain legal and accounting services provided to the Portfolios by the Adviser. For the six months ended February 29, 2016, such fees amounted to:

Portfolio	Administrative Fees
AB U.S. Value	$16,447
AB U.S. Large Cap Growth	16,447
AB International Value	18,498
AB International Growth	15,136
AB Short Duration Bond	19,827
AB Global Core Bond	16,599
AB Bond Inflation Protection	16,592
AB High-Yield	19,854
AB Small-Mid Cap Value	16,209
AB Small-Mid Cap Growth	16,209
AB Multi-Asset Real Return	16,602
AB Volatility Management	21,063

292	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolios’ registrar, transfer agent and dividend-disbursing agent. ABIS did not receive any fees for such services.

The Portfolios may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not currently available for direct purchase by members of the public. The Government STIF Portfolio currently pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the six months ended February 29, 2016 is as follows:

Portfolio	Market Value August 31, 2015 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value February 29, 2016 (000)	Dividend Income (000)
AB U.S. Value	$9,313		$72,870	$76,508	$5,675	$5
AB U.S. Large Cap Growth	32,430		66,752	89,467	9,715	9
AB International Value	– 0	–	70,067	69,873	194	2
AB International Growth	– 0	–	89,024	85,907	3,117	2
AB Short Duration Bond	3,756		171,900	133,746	41,910	15
AB Global Core Bond	4,459		227,831	227,113	5,177	18
AB Bond Inflation Protection	3,467		216,593	193,105	26,955	14
AB High-Yield	5,978		103,943	79,216	30,705	22
AB Small-Mid Cap Value	6,867		28,529	28,165	7,231	7
AB Small-Mid Cap Growth	6,308		28,255	29,498	5,065	5
AB Multi-Asset Real Return	103,525		300,549	376,353	27,721	49
AB Volatility Management	258,901		386,876	381,048	264,729	323

AB POOLING PORTFOLIOS •	293

Notes to Financial Statements

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser, for the six months ended February 29, 2016 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co. LLC			Sanford C. Bernstein Limited
AB U.S. Value	$204,741	$	– 0	–	$	– 0	–
AB U.S. Large Cap Growth	103,912		27			– 0	–
AB International Value	235,820		– 0	–		– 0	–
AB International Growth	175,348		– 0	–		– 0	–
AB Short Duration Bond	12,322		– 0	–		– 0	–
AB Global Core Bond	4,873		– 0	–		– 0	–
AB Bond Inflation Protection	6,904		– 0	–		– 0	–
AB High-Yield	33,314		– 0	–		– 0	–
AB Small-Mid Cap Value	151,157		– 0	–		– 0	–
AB Small-Mid Cap Growth	111,716		– 0	–		– 0	–
AB Multi-Asset Real Return	374,640		– 0	–		– 0	–
AB Volatility Management	193,323		– 0	–		– 0	–

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities and short-term investments) for the six months ended February 29, 2016, were as follows:

Portfolio	Purchases	Sales
AB U.S. Value	$112,209,418	$233,973,042
AB U.S. Large Cap Growth	96,231,448	234,015,961
AB International Value	82,055,653	185,080,427
AB International Growth	59,754,102	162,629,364
AB Short Duration Bond	61,423,988	196,888,437
AB Global Core Bond	204,808,357	265,007,187
AB Bond Inflation Protection	29,990,824	42,870,787
AB High-Yield	50,873,504	117,061,103
AB Small-Mid Cap Value	59,794,452	96,972,700
AB Small-Mid Cap Growth	74,561,496	109,523,213
AB Multi-Asset Real Return	175,920,483	347,406,035
AB Volatility Management	70,534,592	297,768,081

Purchases and sales of U.S. government securities for the six months ended February 29, 2016, were as follows:

Portfolio	Purchases			Sales
AB U.S. Value	$	– 0	–	$	– 0	–
AB U.S. Large Cap Growth		– 0	–		– 0	–
AB International Value		– 0	–		– 0	–
AB International Growth		– 0	–		– 0	–
AB Short Duration Bond		54,246,973			63,820,202
AB Global Core Bond		269,689,078			330,008,806

294	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Portfolio	Purchases		Sales
AB Bond Inflation Protection	$117,261,978		$136,512,796
AB High-Yield	– 0	–	– 0	–
AB Small-Mid Cap Value	– 0	–	– 0	–
AB Small-Mid Cap Growth	– 0	–	– 0	–
AB Multi-Asset Real Return	– 0	–	212,014,501
AB Volatility Management	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Appreciation	(Depreciation)
AB U.S. Value	$41,209,232	$(13,802,738)	$27,406,494
AB U.S. Large Cap Growth	67,450,735	(5,059,291)	62,391,444
AB International Value	12,238,415	(35,860,186)	(23,621,771)
AB International Growth	26,875,429	(37,503,711)	(10,628,282)
AB Short Duration Bond	1,670,083	(3,736,888)	(2,066,805)
AB Global Core Bond	23,709,297	(30,828,670)	(7,119,373)
AB Bond Inflation Protection	8,318,911	(16,415,022)	(8,096,111)
AB High-Yield	5,553,245	(39,134,709)	(33,581,464)
AB Small-Mid Cap Value	32,459,979	(20,000,036)	12,459,943
AB Small-Mid Cap Growth	38,561,452	(12,044,995)	26,516,457
AB Multi-Asset Real Return	16,448,345	(51,456,521)	(35,008,176)
AB Volatility Management	169,948,269	(62,824,493)	107,123,776

1. Derivative Financial Instruments

Certain Portfolios may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Certain Portfolios may buy or sell futures for investment purposes or for the purpose of hedging their Portfolios against adverse effects of potential movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

AB POOLING PORTFOLIOS •	295

Notes to Financial Statements

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended February 29, 2016, AB Short Duration Bond Portfolio, AB Bond Inflation Protection Portfolio, AB Global Core Bond Portfolio, AB Multi-Asset Real Return Portfolio and AB Volatility Management Portfolio held futures for hedging and non-hedging purposes; the AB High Yield Portfolio held futures for hedging purposes; the AB International Value Portfolio held futures for non-hedging purposes

•	Forward Currency Exchange Contracts

Certain Portfolios may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes

296	• AB POOLING PORTFOLIOS

Notes to Financial Statements

as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended February 29, 2016, the AB International Value Portfolio, AB Global Core Bond Portfolio, AB Bond Inflation Protection Portfolio, AB High-Yield Portfolio, AB Multi-Asset Real Return Portfolio and AB Volatility Management Portfolio held forward currency exchange contracts for hedging and non-hedging purposes; the AB Short Duration Bond Portfolio and AB International Growth Portfolio held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an

AB POOLING PORTFOLIOS •	297

Notes to Financial Statements

unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

At February 29, 2016, the AB High-Yield Portfolio had maximum payments for written put options amounted to $4,369,000. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

A Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended February 29, 2016, the AB High-Yield Portfolio held purchased options, written options and written swaptions for hedging purposes; the AB Global Core Bond Portfolio, AB Multi-Asset Real Return Portfolio and AB Volatility Management Portfolio held purchased options and written options for hedging and non-hedging purposes; the AB Bond Inflation Protection Portfolio held written options for hedging and non-hedging purposes.

For the six months ended February 29, 2016, the Portfolios had the following transactions in written options:

AB Global Core Bond Portfolio	Number of Contracts		Premiums Received
Options written outstanding as of 08/31/15	– 0	–	$	– 0	–
Options written	31,877,125			233,333
Options expired	(31,877,125)			(233,333)
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 02/29/16	– 0	–	$	– 0	–

AB High-Yield Portfolio	Number of Contracts		Premiums Received
Options written outstanding as of 08/31/15	4,949			$455,785
Options written	3,600			185,576
Options assigned	(146)			(39,139)
Options expired	(4,453)			(433,824)
Options bought back	(3,261)			(146,330)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 02/29/16	689			$22,068

298	• AB POOLING PORTFOLIOS

Notes to Financial Statements

	Notional Amount		Premiums Received
Swaptions written outstanding as of 08/31/15	13,930,000		$47,331
Swaptions written	40,740,000		48,345
Swaptions expired	(47,600,000)		(82,950)
Swaptions bought back	(7,070,000)		(12,726)
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 02/29/16	– 0	–	$ – 0	–

AB Multi-Asset Real Return Portfolio*	Number of Contracts		Premiums Received
Options written outstanding as of 08/31/15	10,054,776		$3,317,932
Options written	27,281,400		2,916,285
Options expired	(10,054,776)		(3,317,932)
Options bought back	(21,600,000)		(2,343,600)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 02/29/16	5,681,400		$572,685

*	Consolidated (see Note A).

AB Volatility Management Portfolio	Number of Contracts		Premiums Received
Options written outstanding as of 08/31/15	– 0	–	$	– 0	–
Options written	184,700			3,793,738
Options expired	– 0	–		– 0	–
Options bought back	(184,700)			(3,793,738)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 02/29/16	– 0	–	$	– 0	–

•	Swaps

Certain Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, equity markets, currencies or other underlying asset classes. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a

AB POOLING PORTFOLIOS •	299

Notes to Financial Statements

counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is

300	• AB POOLING PORTFOLIOS

Notes to Financial Statements

closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended February 29, 2016, the AB Short Duration Bond Portfolio held interest rate swaps for non-hedging purposes; the AB Bond Inflation Protection Portfolio and AB Multi-Asset Real Return Portfolio held interest rate swaps for hedging and non-hedging purposes; the AB High-Yield Portfolio held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended February 29, 2016, the AB Bond Inflation Protection Portfolio and AB Multi-Asset Real Return Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

AB POOLING PORTFOLIOS •	301

Notes to Financial Statements

Currency Swaps:

The Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations.

During the six months ended February 29, 2016, the AB Short Duration Bond Portfolio held currency swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of February 29, 2016, the High-Yield Portfolio had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $23,867,000.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are

302	• AB POOLING PORTFOLIOS

Notes to Financial Statements

subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended February 29, 2016, the AB Bond Inflation Protection Portfolio and AB High-Yield Portfolio held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended February 29, 2016, the AB Multi-Asset Real Return Portfolio and AB Volatility Management Portfolio held total return swaps for hedging and non-hedging purposes; the AB High Yield Portfolio held total return swaps for non-hedging purposes.

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties.

AB POOLING PORTFOLIOS •	303

Notes to Financial Statements

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolios’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolio Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At February 29, 2016, the Portfolios had entered into the following derivatives:

AB International Value Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Receivable/Payable for variation margin on exchange-traded derivatives	$27,594	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$843,116	Unrealized depreciation on forward currency exchange contracts	1,344,546

Total		$843,116		$1,372,140

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

304	• AB POOLING PORTFOLIOS

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended February 29, 2016:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(48,428)	$110,351

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(240,526)	(1,005,931)

Total		$(288,954)	$(895,580)

AB International Growth Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$3,621,576	Unrealized depreciation on forward currency exchange contracts	$1,042,531

Total		$3,621,576		$1,042,531

The effect of derivative instruments on the statement of operations for the six months ended February 29, 2016:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(669,768)	$4,331,309

Total		$(669,768)	$4,331,309

AB POOLING PORTFOLIOS •	305

Notes to Financial Statements

AB Short Duration Bond Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$247,021	*	Receivable/Payable for variation margin on exchange-traded derivatives	$406,822	*

Foreign exchange contracts				Unrealized depreciation on forward currency exchange contracts	2,732,979

Total		$247,021			$3,139,801

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 29, 2016:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$243,169		$(584,709)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	– 0	–	(2,732,979)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	62,630		(21,696)

Total		$305,799		$(3,339,384)

306	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB Global Core Bond Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$224,015	*	Receivable/Payable for variation margin on exchange-traded derivatives	$837,749	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	3,148,996		Unrealized depreciation on forward currency exchange contracts	3,622,143

Total		$3,373,011			$4,459,892

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 29, 2016:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(3,346,019)	$(1,119,796)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(148,359)	(812,506)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(38,080)	– 0	–

AB POOLING PORTFOLIOS •	307

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$230,277	$	– 0	–

Total		$(3,302,181)		$(1,932,302)

AB Bond Inflation Protection Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$5,726,737	*	Receivable/Payable for variation margin on exchange-traded derivatives	$6,642,509	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	138,696	*	Receivable/Payable for variation margin on exchange-traded derivatives	226,314	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	97,125		Unrealized depreciation on forward currency exchange contracts	880,566

Interest rate contracts				Unrealized depreciation on interest rate swaps	1,577,715

Interest rate contracts				Unrealized depreciation on inflation swaps	888,477

Credit contracts	Unrealized appreciation on credit default swaps	539,295		Unrealized depreciation on credit default swaps	26,026

Total		$6,501,853			$10,241,607

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

308	• AB POOLING PORTFOLIOS

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended February 29, 2016:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,878,935)	$(228,660)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	534,157	(937,500)

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	46,316	– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(350,189)	(1,593,695)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(511,366)	926,268

Total		$(2,160,017)	$(1,833,587)

AB High-Yield Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$9,698	*	Receivable/Payable for variation margin on exchange-traded derivatives	$901,001	*

AB POOLING PORTFOLIOS •	309

Notes to Financial Statements

AB High-Yield Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$584,066	*	Receivable/Payable for variation margin on exchange-traded derivatives	$583,866	*

Equity contracts				Receivable/Payable for variation margin on exchange-traded derivatives	61,363	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	216,622		Unrealized depreciation on forward currency exchange contracts	92,753

Equity contracts	Investments in securities, at value	19,721

Equity contracts				Options written, at value	5,110

Credit contracts	Unrealized appreciation on credit default swaps	861,806		Unrealized depreciation on credit default swaps	1,647,245

Equity contracts	Unrealized appreciation on total return swaps	187,553		Unrealized depreciation on total return swaps	189,637

Total		$1,879,466			$3,480,975

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 29, 2016:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$263,839	$9,698

310	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$47,364	$14,910

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	52,762	132,727

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(243,750)	24,147

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(152,618)	(272,517)

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	94,969	(7,539)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	307,513	(160,320)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(63,937)	(915,331)

AB POOLING PORTFOLIOS •	311

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$386,765	$(1,220,125)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(899,094)	499,482

Total		$(206,187)	$(1,894,868)

Multi-Asset Real Return Portfolio**
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$1,775,154	*	Receivable/Payable for variation margin on exchange-traded derivatives	$345,669	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	3,056,830		Unrealized depreciation on forward currency exchange contracts	2,053,427

Equity contracts				Options written, at value	81,449

Interest rate contracts	Unrealized appreciation on inflation swaps	127,841		Unrealized depreciation on inflation swaps	5,315,950

Equity contracts	Unrealized appreciation on total return swaps	2,333,111		Unrealized depreciation on total return swaps	484,905

Total		$7,292,936			$8,281,400

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

**	Consolidated (see Note A).

312	• AB POOLING PORTFOLIOS

Notes to Financial Statements

The effect of derivative instruments on the consolidated statement of operations for the six months ended February 29, 2016:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(2,450,366)	$10,085

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(40,313,458)	20,617,726

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(2,129,588)	(1,252,829)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(4,067,609)	(6,103,360)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(36,323,835)	314,947

Total		$(85,284,856)	$13,586,569

AB Volatility Management Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$17,798	*	Receivable/Payable for variation margin on exchange-traded derivatives	$66,742	*

Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	1,147,597	*	Receivable/Payable for variation margin on exchange-traded derivatives	13,269,214	*

AB POOLING PORTFOLIOS •	313

Notes to Financial Statements

AB Volatility Management Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$11,812,911	Unrealized depreciation on forward currency exchange contracts	$5,526,955

Equity contracts	Unrealized appreciation on total return swaps	4,710,875	Unrealized depreciation on total return swaps	996,393

Total		$17,689,181		$19,859,304

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 29, 2016:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(303,911)	$(48,944)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(29,043,476)	442,495

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	1,956,683	4,204,848

314	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(701,903)	$	– 0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(177,162)		– 0	–

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(20,640,071)		9,825,604

Total		$(48,909,840)		$14,424,003

The following tables represent the average monthly volume of the Portfolio’s derivative transactions during the six months ended February 29, 2016:

AB International Value Portfolio
Futures:
Average original value of buy contracts	$1,049,729

Forward Currency Exchange Contracts:
Average principal amount of sale contracts	$62,203,017
Average principal amount of sale contracts	$74,554,490

AB International Growth Portfolio
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$54,466,487
Average principal amount of sale contracts	$93,136,090

Short Duration Bond Portfolio
Futures:
Average original value of buy contracts	$313,152,139
Average original value of sale contracts	$50,313,164

Forward Currency Exchange Contracts:
Average principal amount of sale contracts	$45,016,588

Centrally Cleared Interest Rate Swaps:
Average notional amount	$7,397,659

AB POOLING PORTFOLIOS •	315

Notes to Financial Statements

AB Global Core Bond Portfolio
Futures:
Average original value of buy contracts	$13,601,155	(a)
Average original value of sale contracts	$77,844,747

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$74,826,286
Average principal amount of sale contracts	$474,184,027

Purchased Options:
Average monthly cost	$180,559	(b)

(a) Positions were open for less than one month during the period.
(b) Positions were open for four months during the period.

AB Bond Inflation Protection Portfolio
Futures:
Average original value of buy contracts	$15,065,679
Average original value of sale contracts	$109,898,630

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$14,840,673
Average principal amount of sale contracts	$63,566,551

Interest Rate Swaps:
Average notional amount	$9,470,000

Inflation Swaps:
Average notional amount	$137,531,429

Centrally Cleared Interest Rate Swaps:
Average notional amount	$362,364,931

Credit Default Swaps:
Average notional amount of buy contracts	$2,770,000
Average notional amount of sale contracts	$4,183,346

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$44,762,000

AB High-Yield Portfolio
Futures:
Average original value of buy contracts	$8,239,196
Average original value of sale contracts	$2,241,711	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$5,601,675
Average principal amount of sale contracts	$22,530,142

Purchased Options:
Average monthly cost	$303,380

Centrally Cleared Interest Rate Swaps:
Average notional amount	$15,304,286

Credit Default Swaps:
Average notional amount of buy contracts	$28,311,740
Average notional amount of sale contracts	$14,346,086

316	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$38,989,209
Average notional amount of sale contracts	$20,820,791

Total Return Swaps:
Average notional amount	$24,665,714

(a) Positions were open for four months during the period.

AB Multi-Asset Real Return Portfolio*
Futures:
Average original value of buy contracts	$104,199,627
Average original value of sale contracts	$11,886,543

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$101,411,531
Average principal amount of sale contracts	$169,580,942

Inflation Swaps:
Average notional amount	$484,267,714

Total Return Swaps:
Average notional amount	$242,390,998

* Consolidated (see Note A).

AB Volatility Management Portfolio
Futures:
Average original value of buy contracts	$141,082,689
Average original value of sale contracts	$141,464,939

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$162,176,575
Average principal amount of sale contracts	$160,224,041

Total Return Swaps:
Average notional amount	$193,897,319

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

AB POOLING PORTFOLIOS •	317

Notes to Financial Statements

All derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolios as of February 29, 2016:

AB International Value Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$585	$	– 0	–	$	– 0	–	$	– 0	–	$585

Total	$585	$	– 0	–	$	– 0	–	$	– 0	–	$585

OTC Derivatives:
BNP Paribas SA	$69,709	$	– 0	–	$	– 0	–	$	– 0	–	$69,709
Citibank	251,090		(28,075)			– 0	–		– 0	–	223,015
Credit Suisse International	9,973		(9,973)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	103,654		(103,654)			– 0	–		– 0	–	– 0	–
Morgan Stanley & Co., Inc.	39,802		– 0	–		– 0	–		– 0	–	39,802
Royal Bank of Scotland PLC	286,482		(123,341)			– 0	–		– 0	–	163,141
State Street Bank & Trust Co.	42,562		(42,562)			– 0	–		– 0	–	– 0	–
UBS AG	39,844		(39,844)			– 0	–		– 0	–	– 0	–

Total	$843,116		$(347,449)		$	– 0	–	$	– 0	–	$495,667	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$51,930	$	– 0	–	$	– 0	–	$	– 0	–	$51,930
Barclays Bank PLC	14,839		– 0	–		– 0	–		– 0	–	14,839
Citibank	28,075		(28,075)			– 0	–		– 0	–	– 0	–
Credit Suisse International	427,992		(9,973)			– 0	–		– 0	–	418,019
Deutsche Bank AG	92,698		– 0	–		– 0	–		– 0	–	92,698
HSBC Bank USA	154,193		(103,654)			– 0	–		– 0	–	50,539
Royal Bank of Scotland PLC	123,341		(123,341)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	48,465		– 0	–		– 0	–		– 0	–	48,465
State Street Bank & Trust Co.	214,697		(42,562)			– 0	–		– 0	–	172,135
UBS AG	188,316		(39,844)			– 0	–		– 0	–	148,472

Total	$1,344,546		$(347,449)		$	– 0	–	$	– 0	–	$997,097	^

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at February 29, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

318	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB International Growth Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Citibank	$77,227	$(77,227)		$	– 0	–	$	– 0	–	$ – 0	–
Deutsche Bank AG	1,397,260	(42,062)			– 0	–		– 0	–	1,355,198
JPMorgan Chase Bank	354,686	– 0	–		– 0	–		– 0	–	354,686
Nomura Global Financial Products, Inc.	134,267	– 0	–		– 0	–		– 0	–	134,267
Societe Generale	149,413	(51,744)			– 0	–		– 0	–	97,669
State Street Bank & Trust Co.	1,508,328	– 0	–		– 0	–		– 0	–	1,508,328
UBS AG	395	(395)			– 0	–		– 0	–	– 0	–

Total	$3,621,576	$(171,428)		$	– 0	–	$	– 0	–	$3,450,148	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
BNP Paribas SA	$173,059	$ – 0	–	$	– 0	–	$	– 0	–	$173,059
Barclays Bank PLC	30,804	– 0	–		– 0	–		– 0	–	30,804
Citibank	144,169	(77,227)			– 0	–		– 0	–	66,942
Deutsche Bank AG	42,062	(42,062)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	490,280	– 0	–		– 0	–		– 0	–	490,280
Royal Bank of Scotland PLC	42,128	– 0	–		– 0	–		– 0	–	42,128
Societe Generale	51,744	(51,744)			– 0	–		– 0	–	– 0	–
UBS AG	68,285	(395)			– 0	–		– 0	–	67,890

Total	$1,042,531	$(171,428)		$	– 0	–	$	– 0	–	$871,103	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB Short Duration Bond Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*	Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc.**	$30,985	$	– 0	–	$(30,985)	$	– 0	–	$	– 0	–

Total	$30,985	$	– 0	–	$(30,985)	$	– 0	–	$	– 0	–

AB POOLING PORTFOLIOS •	319

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Royal Bank of Scotland PLC	$2,732,979	$	– 0	–	$	– 0	–	$	– 0	–	$2,732,979

Total	$2,732,979	$	– 0	–	$	– 0	–	$	– 0	–	$2,732,979	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at February 29, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB Global Core Bond Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$103	$	– 0	–	$	– 0	–	$	– 0	–	$103
BNP Paribas SA	57,594		(57,594)			– 0	–		– 0	–	– 0	–
Citibank	617,068		– 0	–		– 0	–		– 0	–	617,068
Credit Suisse International	198,496		(198,496)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	52,550		(52,550)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	20,407		(20,407)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	1,572,035		(15,767)			– 0	–		– 0	–	1,556,268
Morgan Stanley & Co., Inc.	65,814		– 0	–		– 0	–		– 0	–	65,814
Royal Bank of Scotland PLC	182,040		– 0	–		– 0	–		– 0	–	182,040
Standard Chartered Bank	288,147		(288,147)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	94,742		(94,742)			– 0	–		– 0	–	– 0	–

Total	$3,148,996		$(727,703)		$	– 0	–	$	– 0	–	$2,421,293	^

320	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc.**	$59,185	$	– 0	–		$(59,185)		$	– 0	–	$	– 0	–

Total	$59,185	$	– 0	–		$(59,185)		$	– 0	–	$	– 0	–

OTC Derivatives:
BNP Paribas SA	$471,587		$(57,594)		$	– 0	–	$	– 0	–		$413,993
Credit Suisse International	476,725		(198,496)			– 0	–		– 0	–		278,229
Deutsche Bank AG	52,989		(52,550)			– 0	–		– 0	–		439
Goldman Sachs Bank USA	751,325		(20,407)			– 0	–		– 0	–		730,917
HSBC Bank USA	15,767		(15,767)			– 0	–		– 0	–		– 0	–
Standard Chartered Bank	694,088		(288,147)			– 0	–		– 0	–		405,941
State Street Bank & Trust Co.	1,159,662		(94,742)			– 0	–		– 0	–		1,064,920

Total	$3,622,143		$(727,703)		$	– 0	–	$	– 0	–		$2,894,440	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at February 29, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB Bond Inflation Protection Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$74,889	$	– 0	–	$	– 0	–	$	– 0	–	$74,889
Citibank, NA	433,402		– 0	–		– 0	–		– 0	–	433,402
Credit Suisse International	2,666		(2,666)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	2,024		(2,024)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	95,101		(21,230)			– 0	–		– 0	–	73,871

Total	$608,082		$(25,920)		$	– 0	–	$	– 0	–	$582,162	^

AB POOLING PORTFOLIOS •	321

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$33,176	$	– 0	–		$(33,176)		$	– 0	–	$	– 0	–
Goldman Sachs & Co.**	211,012		– 0	–		(211,012)			– 0	–		– 0	–
Morgan Stanley & Co., LLC**	83,016		– 0	–		(83,016)			– 0	–		– 0	–

Total	$327,204	$	– 0	–		$(327,204)		$	– 0	–	$	– 0	–

OTC Derivatives:
BNP Paribas SA	$47,824	$	– 0	–	$	– 0	–	$	– 0	–		$47,824
Barclays Bank PLC	538,989		– 0	–		– 0	–		– 0	–		538,989
Credit Suisse International	49,453		(2,666)			– 0	–		– 0	–		46,787
Goldman Sachs Bank USA	119,408		– 0	–		– 0	–		– 0	–		119,408
HSBC Bank USA	39,162		(2,024)			– 0	–		– 0	–		37,138
JPMorgan Chase Bank	985,471		– 0	–		– 0	–		– 0	–		985,471
Morgan Stanley Capital Services LLC	1,577,715		– 0	–		– 0	–		– 0	–		1,577,715
Standard Chartered Bank	16,959		– 0	–		– 0	–		– 0	–		16,959
State Street Bank & Trust Co.	21,230		(21,230)			– 0	–		– 0	–		– 0	–

Total	$3,396,211		$(25,920)		$	– 0	–	$	– 0	–		$3,370,291	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at February 29, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

322	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB High-Yield Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Deutsche Bank AG	$264	$	– 0	–	$	– 0	–	$	– 0	–		$264
Goldman Sachs & Co.**	9,873		– 0	–		– 0	–		– 0	–		9,873
Morgan Stanley & Co., Inc.	17,512		(17,512)			– 0	–		– 0	–		– 0	–

Total	$27,649		$(17,512)		$	– 0	–	$	– 0	–		$10,137

OTC Derivatives:
Barclays Bank PLC	$245,353		$(245,353)		$	– 0	–	$	– 0	–	$	– 0	–
Citibank/Citibank, NA	25,796		(25,796)			– 0	–		– 0	–		– 0	–
Credit Suisse International	5,824		(5,824)			– 0	–		– 0	–		– 0	–
Deutsche Bank AG	38,158		– 0	–		– 0	–		– 0	–		38,158
Goldman Sachs Bank USA/Goldman Sachs International	535,884		(535,884)			– 0	–		– 0	–		– 0	–
HSBC Bank USA	159,653		(8,817)			– 0	–		– 0	–		150,836
JPMorgan Chase Bank, NA	45,635		– 0	–		– 0	–		– 0	–		45,635
Morgan Stanley Capital Services LLC	165,683		(163,130)			– 0	–		– 0	–		2,553
Standard Chartered Bank	1,180		– 0	–		– 0	–		– 0	–		1,180
State Street Bank & Trust Co.	16,081		(16,081)			– 0	–		– 0	–		– 0	–

Total	$1,239,247		$(1,000,885)		$	– 0	–	$	– 0	–		$238,362	^

AB POOLING PORTFOLIOS •	323

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc.**	$54,113		$(17,512)			$(36,601)		$	– 0	–	$	– 0	–

Total	$54,113		$(17,512)			$(36,601)		$	– 0	–	$	– 0	–

OTC Derivatives:
BNP Paribas SA	$4,573	$	– 0	–	$	– 0	–	$	– 0	–		$4,573
Bank of America, NA	76,214		– 0	–		– 0	–		– 0	–		76,214
Barclays Bank PLC	802,109		(245,353)			– 0	–		– 0	–		556,756
Citibank/Citibank, NA	548,283		(25,796)			– 0	–		– 0	–		522,487
Credit Suisse International	31,237		(5,824)			– 0	–		– 0	–		25,413
Goldman Sachs Bank USA/Goldman Sachs International	997,542		(535,884)			– 0	–		– 0	–		461,658
HSBC Bank USA	8,817		(8,817)			– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services LLC	163,130		(163,130)			– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC	824		– 0	–		– 0	–		– 0	–		824
State Street Bank & Trust Co.	78,539		(16,081)			– 0	–		– 0	–		62,458

Total	$2,711,268		$(1,000,885)		$	– 0	–	$	– 0	–		$1,710,383	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at February 29, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

324	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB Multi-Asset Real Return Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received	Security Collateral Received	Net Amount of Derivatives Assets
OTC Derivatives:
BNP Paribas SA	$181,851	$(27,854)	$	– 0	–	$	– 0	–	$153,997
Bank of America, NA	9,655	(9,655)	– 0	–	– 0	–	– 0	–
Barclays Bank PLC	55,169	(55,169)	– 0	–	– 0	–	– 0	–
Citibank	559,719	(431,878)	– 0	–	– 0	–	127,841
Deutsche Bank AG	166,869	(166,869)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	504,980	(107,559)	– 0	–	– 0	–	397,421
HSBC Bank USA	147,101	(11,593)	– 0	–	– 0	–	135,508
JPMorgan Chase Bank	242,961	(69,930)	– 0	–	– 0	–	173,031
Morgan Stanley & Co., Inc.	44,424	(37,544)	– 0	–	– 0	–	6,880
Nomura Global Financial Products, Inc.	155,405	(155,405)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	810,364	(148,135)	– 0	–	– 0	–	662,229
Standard Chartered Bank	82,660	– 0	–	– 0	–	– 0	–	82,660
State Street Bank & Trust Co.	19,100	(19,100)	– 0	–	– 0	–	– 0	–
UBS AG	93,115	(1,693)	– 0	–	– 0	–	91,422

Total	$3,073,373	$(1,242,384)	$	– 0	–	$	– 0	–	$1,830,989	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged	Security Collateral Pledged	Net Amount of Derivatives Liabilities
OTC Derivatives:
BNP Paribas SA	$27,854	$(27,854)	$	– 0	–	$	– 0	–	$	– 0	–
Bank of America, NA	33,995	(9,655)	– 0	–	– 0	–	24,340
Barclays Bank PLC	131,542	(55,169)	– 0	–	– 0	–	76,373
Citibank	497,030	(431,878)	– 0	–	– 0	–	65,152
Deutsche Bank AG	2,072,707	(166,869)	– 0	–	– 0	–	1,905,838
Goldman Sachs Bank USA	107,559	(107,559)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	11,593	(11,593)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank	3,345,602	(69,930)	– 0	–	– 0	–	3,275,672
Morgan Stanley & Co., Inc.	37,544	(37,544)	– 0	–	– 0	–	– 0	–
Nomura Global Financial Products, Inc.	692,873	(155,405)	– 0	–	– 0	–	537,468
Royal Bank of Scotland PLC	148,135	(148,135)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	56,939	(19,100)	– 0	–	– 0	–	37,839
UBS AG	1,693	(1,693)	– 0	–	– 0	–	– 0	–

Total	$7,165,066	$(1,242,384)	$	– 0	–	$	– 0	–	$5,922,682	^

AB POOLING PORTFOLIOS •	325

Notes to Financial Statements

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd.
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc.**	$435,070	$	– 0	–		$(435,070)		$	– 0	–	$	– 0	–

Total	$435,070	$	– 0	–		$(435,070)		$	– 0	–	$	– 0	–

OTC Derivatives:
JPMorgan Chase Bank, NA	$2,333,111	$	– 0	–	$	– 0	–	$	– 0	–		$2,333,111
State Street Bank & Trust Co.	111,298		(111,298)			– 0	–		– 0	–		– 0	–

Total	$2,444,409		$(111,298)		$	– 0	–	$	– 0	–		$2,333,111	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Goldman Sachs & Co.	$81,449	$	– 0	–	$	– 0	–	$	– 0	–		$81,449

Total	$81,449	$	– 0	–	$	– 0	–	$	– 0	–		$81,449

OTC Derivatives:
Goldman Sachs International	$484,905	$	– 0	–	$	– 0	–	$	– 0	–		$484,905
State Street Bank & Trust Co.	204,311		(111,298)			– 0	–		– 0	–		93,013

Total	$689,216		$(111,298)		$	– 0	–	$	– 0	–		$577,918	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at February 29, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

326	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB Volatility Management Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$946,877	$	– 0	–	$	– 0	–	$	– 0	–	$946,877
Barclays Bank PLC	27,871		– 0	–		– 0	–		– 0	–	27,871
Citibank/Citibank, NA	1,315,215		(543,478)			– 0	–		– 0	–	771,737
Credit Suisse International	99,889		(99,889)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	2,839,635		(4,670)			– 0	–		– 0	–	2,834,965
Goldman Sachs International	2,709,223		(996,393)			– 0	–		– 0	–	1,712,830
HSBC Bank USA	290,498		(196,385)			– 0	–		– 0	–	94,113
JPMorgan Chase Bank	215,054		(26,043)			– 0	–		– 0	–	189,011
Morgan Stanley & Co., Inc.	103,242		(103,242)			– 0	–		– 0	–	– 0	–
Royal Bank of Canada	1,211,744		– 0	–		– 0	–		– 0	–	1,211,744
Royal Bank of Scotland PLC	6,727,973		– 0	–		– 0	–		– 0	–	6,727,973
State Street Bank & Trust Co.	27,053		(27,053)			– 0	–		– 0	–	– 0	–
UBS AG	9,512		– 0	–		– 0	–		– 0	–	9,512

Total	$16,523,786		$(1,997,153)		$	– 0	–	$	– 0	–	$14,526,633	^

AB POOLING PORTFOLIOS •	327

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Goldman Sachs & Co.	$14,910,708	$			$	– 0	–		$(14,910,708)		$	– 0	–

Total	$14,910,708	$			$	– 0	–		$(14,910,708)		$	– 0	–

OTC Derivatives:
BNP Paribas SA	$1,550,578	$	– 0	–	$	– 0	–	$	– 0	–		$1,550,578
Brown Brothers Harriman & Co.	13,723		– 0	–		– 0	–		– 0	–		13,723
Citibank/Citibank, NA	543,478		(543,478)			– 0	–		– 0	–		– 0	–
Credit Suisse International	2,212,948		(99,889)			– 0	–		– 0	–		2,113,059
Deutsche Bank AG	4,670		(4,670)			– 0	–		– 0	–		– 0	–
Goldman Sachs International	996,393		(996,393)			– 0	–		– 0	–		– 0	–
HSBC Bank USA	196,385		(196,385)			– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank	26,043		(26,043)			– 0	–		– 0	–		– 0	–
Morgan Stanley & Co., Inc.	247,112		(103,242)			– 0	–		– 0	–		143,870
Societe Generale	591,147		– 0	–		– 0	–		– 0	–		591,147
State Street Bank & Trust Co.	140,871		(27,053)			– 0	–		– 0	–		113,818

Total	$6,523,348		$(1,997,153)		$	– 0	–	$	– 0	–		$4,526,195	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

328	• AB POOLING PORTFOLIOS

Notes to Financial Statements

2. Currency Transactions

The Portfolios may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

Certain Portfolios may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended February 29, 2016, the AB Global Core Bond Portfolio earned drop income of $406,906, which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Portfolios may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase

AB POOLING PORTFOLIOS •	329

Notes to Financial Statements

agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended February 29, 2016, the average amount of reverse repurchase agreements outstanding for AB Bond Inflation Protection Portfolio and AB High-Yield Portfolio were $201,707,499 and $2,507,758, respectively, and the daily weighted average interest rate were 0.56% and (0.59)%, respectively. At February 29, 2016, the AB Bond Inflation Protection Portfolio and AB High-Yield Portfolio had reverse repurchase agreements outstanding in the amount of $277,763,068 and $992,525, respectively, as reported on the statements of assets and liabilities. During the year, the High-Yield Portfolio received net interest payments from counterparties.

The following table presents the Portfolio’s RVP liabilities by counterparty net of the related collateral pledged by the Portfolios as of February 29, 2016:

AB Bond Inflation Protection Portfolio
Counterparty	RVP Asset Subject to a MRA	Securities Collateral Received†*	Net Amount of RVP Assets
Barclays Capital, Inc.	$1,778,509	$(1,778,509)	$	– 0	–
HSBC	137,351,543	(137,351,543)		– 0	–
JPMorgan Chase	138,633,316	(138,633,316)		– 0	–

Total	$277,763,068	$(277,763,068)	$	– 0	–

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

AB High-Yield Portfolio
Counterparty	RVP Asset Subject to a MRA	Securities Collateral Received†	Net Amount of RVP Assets
Credit Suisse Securities (USA) LLC	$992,525	$(863,229)	$129,296

Total	$992,525	$(863,229)	$129,296

†	Including accrued interest.

330	• AB POOLING PORTFOLIOS

Notes to Financial Statements

5. Loan Participations and Assignments

Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender. When the Portfolio purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Portfolio may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Portfolio may receive a fixed rate commitment fee and, if the extent the borrower borrows under the facility, the Portfolio may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

During the six months ended February 29, 2016, the High-Yield Portfolio had no commitments outstanding and had no commitment fees or additional funding fees during the period.

NOTE D

Securities Lending

Certain Portfolio’s may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement

AB POOLING PORTFOLIOS •	331

Notes to Financial Statements

time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of February 29, 2016, the value of securities on loan and cash collateral received which has been invested into AB Exchange Reserves are as follows:

Portfolio	Market Value of Securities on Loan	Market Value of Cash Collateral
AB U.S. Value	$3,776,623	$3,846,918
AB U.S. Large Cap Growth	4,347,091	4,407,349
AB International Value	1,094,836	1,072,400
AB International Growth	6,063,912	6,467,227
AB Small-Mid Cap Value	9,006,545	9,874,133
AB Small-Mid Cap Growth	11,850,113	12,124,562
AB Multi-Asset Real Return	11,865,980	12,199,865
AB Volatility Management	15,338,733	15,986,391

The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The securities lending income earned for the six months ended February 29, 2016 from the borrowers and AB Exchange Reserves are as follows:

Portfolio	Borrowers	AB Exchange Reserves
AB U.S. Value	$47,504	$3,519
AB U.S. Large Cap Growth	16,037	4,793
AB International Value	84,707	4,888
AB International Growth	84,455	9,816
AB Small-Mid Cap Value	51,365	9,216
AB Small-Mid Cap Growth	26,766	11,833
AB Multi-Asset Real Return	203,217	24,807
AB Volatility Management	127,831	29,682

These amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace

332	• AB POOLING PORTFOLIOS

Notes to Financial Statements

the loaned securities. A summary of the Portfolios’ transactions in shares of AllianceBernstein Exchange Reserves for the six months ended February 29, 2016 are as follows:

Portfolio	Market Value August 31, 2015 (000)		Purchases at Cost (000)		Sales Proceeds (000)		Market Value February 29, 2016 (000)
AB U.S. Value	$6,081		$22,571		$24,805		$3,847
AB U.S. Large Cap Growth	2,930		18,148		16,671		4,407
AB International Value	211		63,929		63,068		1,072
AB International Growth	6,050		56,629		56,212		6,467
AB Short Duration Bond	– 0	–	– 0	–	– 0	–	– 0	–
AB Global Core Bond	– 0	–	– 0	–	– 0	–	– 0	–
AB Bond Inflation Protection	– 0	–	– 0	–	– 0	–	– 0	–
AB High-Yield	– 0	–	– 0	–	– 0	–	– 0	–
AB Small-Mid Cap Value	6,422		50,945		47,493		9,874
AB Small-Mid Cap Growth	7,862		83,060		78,797		12,125
AB Multi-Asset Real Return	26,857		237,506		252,163		12,200
AB Volatility Management	124,646		280,236		388,896		15,986

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015

AB U.S. Value
Shares sold	45,579	899,902	$565,398	$11,886,481

Shares issued in reinvestment of dividends	439,954	787,294	5,546,217	10,546,202

Shares redeemed	(10,168,735)	(6,107,627)	(132,618,999)	(82,387,658)

Net decrease	(9,683,202)	(4,420,431)	$(126,507,384)	$(59,954,975)

AB POOLING PORTFOLIOS •	333

Notes to Financial Statements

	Shares		Amount
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015

AB U.S. Large Cap Growth
Shares sold	19,876	569,773	$219,903	$7,184,060

Shares issued in reinvestment of dividends and distributions	8,829,405	14,104,875	89,369,208	169,404,217

Shares redeemed	(11,776,055)	(10,679,388)	(154,007,703)	(147,986,150)

Net increase (decrease)	(2,926,774)	3,995,260	$(64,418,592)	$28,602,127

AB International Value
Shares sold	185,142	1,595,825	$1,270,371	$12,087,012

Shares issued in reinvestment of dividends	2,265,216	4,256,822	15,426,120	31,500,480

Shares redeemed	(14,334,301)	(7,057,663)	(104,744,500)	(54,485,732)

Net decrease	(11,883,943)	(1,205,016)	$(88,048,009)	$(10,898,240)

AB International Growth
Shares sold	361,396	1,759,886	$2,770,031	$15,676,225

Shares issued in reinvestment of dividends	597,304	786,887	5,100,976	6,877,392

Shares redeemed	(12,594,784)	(4,603,483)	(109,643,411)	(41,591,644)

Net decrease	(11,636,084)	(2,056,710)	$(101,772,404)	$(19,038,027)

Short Duration Bond
Shares sold	737,447	3,241,057	$6,939,955	$30,610,385

Shares issued in reinvestment of dividends and distributions	571,273	992,400	5,377,259	9,366,087

Shares redeemed	(7,621,797)	(10,835,547)	(71,738,674)	(102,262,770)

Net decrease	(6,313,077)	(6,602,090)	$(59,421,460)	$(62,286,298)

AB Global Core Bond
Shares sold	335,146	2,922,261	$3,333,426	$29,955,764

Shares issued in reinvestment of dividends and distributions	3,352,923	6,610,824	32,925,992	66,999,287

Shares redeemed	(16,695,100)	(14,877,837)	(166,676,072)	(152,006,295)

Net decrease	(13,007,031)	(5,344,752)	$(130,416,654)	$(55,051,244)

334	• AB POOLING PORTFOLIOS

Notes to Financial Statements

	Shares		Amount
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015

AB Bond Inflation Protection
Shares sold	787,870	3,523,285	$7,477,579	$34,639,427

Shares issued in reinvestment of dividends and distributions	1,743,338	2,585,609	16,335,075	25,002,844

Shares redeemed	(9,823,973)	(7,526,367)	(93,667,748)	(73,523,506)

Net decrease	(7,292,765)	(1,417,473)	$(69,855,094)	$(13,881,235)

AB High-Yield
Shares sold	214,966	611,033	$1,985,707	$6,358,714

Shares issued in reinvestment of dividends	1,105,415	2,387,311	10,334,060	24,694,123

Shares redeemed	(5,591,545)	(3,925,769)	(54,300,817)	(40,460,867)

Net decrease	(4,271,164)	(927,425)	$(41,981,050)	$(9,408,030)

AB Small-Mid Cap Value
Shares sold	77,338	309,496	$756,705	$3,728,621

Shares issued in reinvestment of dividends and distributions	3,296,353	5,565,605	32,308,069	63,242,317

Shares redeemed	(3,552,416)	(3,504,600)	(40,800,044)	(42,175,961)

Net increase (decrease)	(178,725)	2,370,501	$(7,735,270)	$24,794,977

AB Small-Mid Cap Growth
Shares sold	196,450	252,091	$1,707,284	$2,782,968

Shares issued in reinvestment of dividends and distributions	3,682,989	4,851,374	34,571,688	51,344,768

Shares redeemed	(3,439,253)	(5,164,035)	(37,674,749)	(58,999,695)

Net increase (decrease)	440,186	(60,570)	$(1,395,777)	$(4,871,959)

AB POOLING PORTFOLIOS •	335

Notes to Financial Statements

	Shares		Amount
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015

AB Multi-Asset Real Return*
Shares sold	5,659,882	54,774,185	$33,420,341	$423,029,389

Shares issued in reinvestment of dividends	4,197,232	3,939,384	24,008,166	28,954,469

Shares redeemed	(60,127,000)	(15,265,478)	(322,672,287)	(120,157,202)

Net increase (decrease)	(50,269,886)	43,448,091	$(265,243,780)	$331,826,656

*	Consolidated (see Note A).

AB Volatility Management
Shares sold	1,795,224	2,677,728	$19,159,052	$31,694,373

Shares issued in reinvestment of dividends and distributions	5,719,831	9,227,127	62,117,362	106,665,587

Shares redeemed	(15,065,583)	(17,200,171)	(172,328,394)	(208,087,207)

Net decrease	(7,550,528)	(5,295,316)	$(91,051,980)	$(69,727,247)

NOTE F

Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolios’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

336	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolios’ assets can decline as can the value of the Portfolios’ distributions.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When certain Portfolios borrow money or otherwise leverages its portfolios, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolios, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolios than if the Portfolios were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous time or price. Derivatives and securities involving substantial market risk and credit risk tend to involve greater liquidity risk.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

AB POOLING PORTFOLIOS •	337

Notes to Financial Statements

Commodity Risk—Investments in commodities and commodity-linked derivative instruments by AllianceBernstein Multi-Asset Real Return, either directly or through its Subsidiary, may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Real Estate Risk—The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Subsidiary Risk— By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments, including its investments in commodities. There is no guarantee that the investment objective of the Subsidiary will be achieved.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2015 and August 31, 2014 were as follows:

AB U.S. Value	2015	2014
Distributions paid from:
Ordinary income	$10,546,202	$27,508,781

Total distributions paid	$10,546,202	$27,508,781

AB U.S. Large Cap Growth	2015	2014
Distributions paid from:
Ordinary income	$14,782,301	$23,015,023
Long-term capital gains	154,621,916	102,525,998

Total distributions paid	$169,404,217	$125,541,021

338	• AB POOLING PORTFOLIOS

Notes to Financial Statements

AB International Value	2015		2014
Distributions paid from:
Ordinary income	$31,500,480		$56,058,549

Total distributions paid	$31,500,480		$56,058,549

AB International Growth	2015		2014
Distributions paid from:
Ordinary income	$6,877,393		$17,047,166

Total distributions paid	$6,877,393		$17,047,166

Short Duration Bond	2015		2014
Distributions paid from:
Ordinary income	$9,366,087		$11,673,217
Return of capital	– 0	–	44,216

Total distributions paid	$9,366,087		$11,717,433

AB Global Core Bond	2015		2014
Distributions paid from:
Ordinary income	$55,828,805		$35,379,162
Long-term capital gains	11,170,482		1,832,618

Total distributions paid	$66,999,287		$37,211,780

AB Bond Inflation Protection	2015		2014
Distributions paid from:
Ordinary income	$25,002,844		$12,850,585
Long-term capital gains	– 0	–	21,065,131

Total distributions paid	$25,002,844		$33,915,716

AB High-Yield	2015		2014
Distributions paid from:
Ordinary income	$24,694,123		$25,509,174

Total distributions paid	$24,694,123		$25,509,174

AB Small-Mid Cap Value	2015		2014
Distributions paid from:
Ordinary income	$11,292,081		$10,895,600
Long-term capital gains	51,950,236		33,611,794

Total distributions paid	$63,242,317		$44,507,394

AB Small-Mid Cap Growth	2015		2014
Distributions paid from:
Ordinary income	$2,513,207		$1,668,154
Long-term capital gains	48,831,561		60,077,034

Total distributions paid	$51,344,768		$61,745,188

AB POOLING PORTFOLIOS •	339

Notes to Financial Statements

AB Multi-Asset Real Return	2015	2014
Distributions paid from:
Ordinary income	$28,954,469	$22,422,067

Total distributions paid	$28,954,469	$22,422,067

AB Volatility Management	2015	2014
Distributions paid from:
Ordinary income	$69,377,411	$110,905,951
Long-term capital gains	37,288,177	49,282,572

Total distributions paid	$106,665,588	$160,188,523

As of August 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains			Accumulated Capital and Other Gains (Losses)(a)		Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
AB U.S. Value	$2,426,834	$	– 0	–	$(304,888,572)		$46,281,594	$(256,180,144)
AB U.S. Large Cap Growth	6,180,124		71,338,903		– 0	–	102,849,359	180,368,386
AB International Value	15,412,104		– 0	–	(428,884,112)		(27,685,156)	(441,157,164)
AB International Growth	3,235,297		– 0	–	(341,955,002)		10,742,339	(327,977,366)
Short Duration Bond	521,735		– 0	–	(70,905,940)		(1,696,771)	(72,080,976)
AB Global Core Bond	23,844,568		– 0	–	(8,069,949)		(16,923,180)	(1,148,561)
AB Bond Inflation Protection	16,323,558		– 0	–	(5,726,304)		(21,974,710)	(11,377,456)
AB High-Yield	5,739,370		– 0	–	(14,148,980)		(15,763,913)	(24,173,523)
AB Small-Mid Cap Value	1,007,473		27,468,395		– 0	–	29,717,622	58,193,490
AB Small-Mid Cap Growth	544,418		33,482,473		– 0	–	61,795,591	95,822,482
AB Multi-Asset Real Return	21,129,639		– 0	–	(290,382,766)		(288,507,806)	(557,760,933)
AB Volatility Management	35,186,722		26,870,152		– 0	–	143,322,078	205,378,952

(a)

As of August 31, 2015 certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended August 31, 2015 AB U.S. Value Portfolio, AB International Value Portfolio, AB International Growth Portfolio and AB High Yield Portfolio utilized capital loss carryforwards of $66,186,422, $23,677,098, $5,938,664 and $2,129,413, respectively, to offset current year net realized gains. Additionally, AB Short Duration Bond Portfolio had $3,562,331 of capital loss carryforwards expire during the fiscal year. At August 31, 2015 AB Short Duration Bond Portfolio, AB Global Core Bond Portfolio, AB Bond Inflation Protection Portfolio, AB High-Yield Portfolio and AB Multi-Asset Real Return Portfolio deferred straddle losses of $610,095, $7,338,294, $6,484, $7,112 and $163,901, respectively. At August 31, 2015 AB U.S. Value Portfolio, AB International

340	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Growth Portfolio, AB Global Core Bond Portfolio and AB High-Yield Portfolio had post-October short-term capital loss deferrals of $1,088,105, $4,426,793, $731,655 and $1,651,360, respectively. These losses are deemed to arise on September 1, 2015.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, the tax treatment of partnership investments and Treasury inflation-protected securities, return of capital distributions received from underlying securities, the tax treatment of a restructured investment, and the tax treatment of earnings from a wholly-owned subsidiary.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities and the tax treatment of earnings from a wholly-owned subsidiary.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of August 31, 2015, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
AB U.S. Value	$303,800,467	n/a	2018
AB International Value	51,400,581	n/a	2017
AB International Value	325,801,637	n/a	2018
AB International Value	25,033,617	26,648,277	No expiration
AB International Growth	34,597,465	n/a	2017
AB International Growth	302,930,744	n/a	2018
AB Short Duration Bond	1,756,801	n/a	2016
AB Short Duration Bond	19,308,695	n/a	2017
AB Short Duration Bond	11,669,892	n/a	2018
AB Short Duration Bond	8,417,896	n/a	2019
AB Short Duration Bond	3,740,656	25,401,905	No expiration
AB Bond Inflation Protection	5,719,820	n/a	No expiration
AB High Yield	12,490,508	n/a	2018
AB Multi-Asset Real Return	232,200,875	n/a	2018
AB Multi-Asset Real Return	37,320,905	20,697,085	No expiration

NOTE H

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are

AB POOLING PORTFOLIOS •	341

Notes to Financial Statements

eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

342	• AB POOLING PORTFOLIOS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB U.S. Value
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31,
		2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.63	$ 13.46	$ 10.96	$ 8.73	$ 7.97	$ 7.18

Income From Investment Operations
Net investment income(a)	.15	.28	.32	.24	.23	.18
Net realized and unrealized gain (loss) on investment transactions	(.73)	(.83)	2.50	2.23	.76	.77

Net increase (decrease) in net asset value from operations	(.58)	(.55)	2.82	2.47	.99	.95

Less: Dividends
Dividends from net investment income	(.19)	(.28)	(.32)	(.24)	(.23)	(.16)

Net asset value, end of period	$ 11.86	$ 12.63	$ 13.46	$ 10.96	$ 8.73	$ 7.97

Total Return
Total investment return based on net asset value(b)	(4.72)%	(4.21)%*	26.10%*	28.67%*	12.75%*	13.21%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$307	$449	$539	$1,113	$1,173	$1,943
Ratio to average net assets of:
Expenses	.07%^	.05%	.03%	.02%	.02%	.01%+
Net investment income	2.34%^	2.06%	2.65%	2.44%	2.75%	2.14%+
Portfolio turnover rate	30%	52%	43%	53%	40%	65%

See footnote summary on page 355.

AB POOLING PORTFOLIOS •	343

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB U.S. Large Cap Growth
Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.59	$ 16.78	$ 14.53	$ 12.30	$ 10.66	$ 8.94

Income From Investment Operations
Net investment income(a)	.05	.11	.12	.12	.12	.12
Net realized and unrealized gain on investment transactions	.16	1.46	3.91	2.20	1.67	1.70

Net increase in net asset value from operations	.21	1.57	4.03	2.32	1.79	1.82

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.13)	(.14)	(.09)	(.15)	(.10)
Distributions from net realized gain on investment transactions	(3.47)	(5.63)	(1.64)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(3.54)	(5.76)	(1.78)	(.09)	(.15)	(.10)

Net asset value, end of period	$ 9.26	$ 12.59	$ 16.78	$ 14.53	$ 12.30	$ 10.66

Total Return
Total investment return based on net asset value(b)	(.68)%	11.22	%*	29.19%	18.92%	16.99	%*	20.35	%*
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$307	$454	$538	$1,123	$1,173	$1,953
Ratio to average net assets of:
Expenses	.07	%^	.05%	.03%	.02%	.02%	.02	%+
Net investment income	.83	%^	.84%	.79%	.87%	1.10%	1.09	%+
Portfolio turnover rate	27%	56%	59%	57%	85%	91%
See footnote summary on page 355.

344	• AB POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB International Value
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31,
		2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 7.05	$ 8.32	$ 7.46	$ 6.39	$ 6.98	$ 6.93

Income From Investment Operations
Net investment income(a)	.06	.20	.31	.23	.23	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.54)	(.89)	1.01	.98	(.70)	.13

Net increase (decrease) in net asset value from operations	(.48)	(.69)	1.32	1.21	(.47)	.37

Less: Dividends
Dividends from net investment income	(.40)	(.58)	(.46)	(.14)	(.12)	(.32)

Net asset value, end of period	$ 6.17	$ 7.05	$ 8.32	$ 7.46	$ 6.39	$ 6.98

Total Return
Total investment return based on net asset value(b)	(7.36)%	(8.59)%	18.14%	19.15%	(6.69)%	4.82%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$253	$372	$450	$947	$986	$984
Ratio to average net assets of:
Expenses(c)	.13%^	.08%	.05%	.05%	.04%	.04%+
Net investment income	1.78%^	2.60%	3.84%	3.16%	3.56%	3.00%+
Portfolio turnover rate	27%	69%	65%	58%	61%	58%

See footnote summary on page 355.

AB POOLING PORTFOLIOS •	345

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB International Growth
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31,
		2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.33	$ 9.50	$ 8.27	$ 7.54	$ 8.27	$ 8.18

Income From Investment Operations
Net investment income(a)	.04	.15	.19	.20	.18	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.63)	(1.18)	1.19	.59	(.78)	.26

Net increase (decrease) in net asset value from operations	(.59)	(1.03)	1.38	.79	(.60)	.45

Less: Dividends
Dividends from net investment income	(.16)	(.14)	(.15)	(.06)	(.13)	(.36)

Net asset value, end of period	$ 7.58	$ 8.33	$ 9.50	$ 8.27	$ 7.54	$ 8.27

Total Return
Total investment return based on net asset value(b)	(7.34)%	(10.86)%	16.89%	10.53%	(7.19)%	5.15%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$253	$375	$447	$941	$999	$1,022
Ratio to average net assets of:
Expenses	.11%^	.09%	.05%	.04%	.04%	.04%+
Net investment income	.92%^	1.72%	2.13%	2.40%	2.36%	2.15%+
Portfolio turnover rate	19%	52%	61%	55%	93%	73%

See footnote summary on page 355.

346	• AB POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Short Duration Bond
Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 9.43	$ 9.44	$ 9.42	$ 9.56	$ 9.59	$ 9.56

Income From Investment Operations
Net investment income(a)	.05	.09	.10	.09	.12	.17
Net realized and unrealized gain (loss) on investment transactions	.00	(d)	(.01)	.04	†	(.08)	– 0	–	.05

Net increase in net asset value from operations	.05	.08	.14	.01	.12	.22

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.09)	(.12)	(.15)	(.15)	(.19)
Tax return of capital	– 0	–	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.06)	(.09)	(.12)	(.15)	(.15)	(.19)

Net asset value, end of period	$ 9.42	$ 9.43	$ 9.44	$ 9.42	$ 9.56	$ 9.59

Total Return
Total investment return based on net asset value(b)	.51%	.90%	1.45%	.14	%*	1.24%	2.36%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$838	$898	$962	$936	$933	$1,286
Ratio to average net assets of:
Expenses(c)	.04	%^	.04%	.03%	.03%	.03%	.05	%+
Net investment income	1.16	%^	.90%	1.06%	.94%	1.26%	1.75	%+
Portfolio turnover rate	14%	71%	47%	114%	129%	88%

See footnote summary on page 355.

AB POOLING PORTFOLIOS •	347

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Global Core Bond
	Six Months Ended February 29, 2016 (unaudited)		Year Ended August 31,
			2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.04		$ 10.52	$ 10.18	$ 11.00	$ 10.88	$ 10.78

Income From Investment Operations
Net investment income(a)	.13		.26	.29	.29	.33	.41
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.18		(.04)	.41	(.38)	.40	.15

Net increase (decrease) in net asset value from operations	.31		.22	.70	(.09)	.73	.56

Less: Dividends and Distributions
Dividends from net investment income	(.40)		(.52)	(.34)	(.37)	(.34)	(.43)
Distributions from net realized gain on investment transactions	– 0	–	(.18)	(.02)	(.36)	(.27)	(.03)

Total dividends and distributions	(.40)		(.70)	(.36)	(.73)	(.61)	(.46)

Net asset value, end of period	$ 9.95		$ 10.04	$ 10.52	$ 10.18	$ 11.00	$ 10.88

Total Return
Total investment return based on net asset value(b)	3.13%		2.15%	7.05%	(.94 )%*	6.98%††	5.38%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$793		$931	$1,032	$1,041	$1,124	$1,307
Ratio to average net assets of:
Expenses(c)	.05	%^	.04%	.03%	.03%	.03%	.03%+
Net investment income	2.60	%^	2.56%	2.86%	2.77%	2.99%	3.87%+
Portfolio turnover rate	58%		150%	169%	116%	163%	114%

See footnote summary on page 355.

348	• AB POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Bond Inflation Protection
Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 9.64	$ 10.25	$ 10.15	$ 11.22	$ 11.46	$ 10.70

Income From Investment Operations
Net investment income(a)	.00	(d)	.12	.33	.32	.38	.68
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08	(.40)	.22	(.69)	.32	.40

Net increase (decrease) in net asset value from operations	.08	(.28)	.55	(.37)	.70	1.08

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.33)	(.14)	(.52)	(.72)	(.32)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.31)	(.18)	(.22)	– 0	–

Total dividends and distributions	(.24)	(.33)	(.45)	(.70)	(.94)	(.32)

Net asset value, end of period	$ 9.48	$ 9.64	$ 10.25	$ 10.15	$ 11.22	$ 11.46

Total Return
Total investment return based on net asset value(b)	.85%	(2.73)%	5.63%	(3.70)%	6.59%	10.28%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$635,935	$717,018	$776,378	$753,515	$792,721	$712,731
Ratio to average net assets of:
Expenses(c)	.23	%^	.13%	.08%	.13%	.11%	.12	%+
Net investment income	.06	%^	1.24%	3.22%	3.00%	3.44%	6.21	%+
Portfolio turnover rate	17%	56%	72%	49%	52%	39%

See footnote summary on page 355.

AB POOLING PORTFOLIOS •	349

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB High-Yield
Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 9.92	$ 10.90	$ 10.38	$ 10.31	$ 9.71	$ 9.85

Income From Investment Operations
Net investment income(a)	.32	.67	.72	.75	.76	.87
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.97)	(.91)	.53	.18	.53	(.08)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	(.65)	(.24)	1.25	.93	1.29	.79

Less: Dividends
Dividends from net investment income	(.35)	(.74)	(.73)	(.86)	(.69)	(.93)

Net asset value, end of period	$ 8.92	$ 9.92	$ 10.90	$ 10.38	$ 10.31	$ 9.71

Total Return
Total investment return based on net asset value(b)	(6.61)%	(2.27	)%*	12.44%	9.24%	13.95%	8.07%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$252,235	$322,839	$364,934	$366,553	$397,208	$482,423
Ratio to average net assets of:
Expenses(c)	.17	%^	.13%	.11%	.09%	.07%	.07	%+
Net investment income.	6.88	%^	6.45%	6.68%	7.15%	7.87%	8.53	%+
Portfolio turnover rate	19%	51%	54%	63%	57%	55%

See	footnote summary on page 355.

350	• AB POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Small-Mid Cap Value
Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.27	$ 14.28	$ 13.09	$ 11.72	$ 10.38	$ 9.08

Income From Investment Operations
Net investment income(a)	.08	.15	.22	.18	.16	.15
Net realized and unrealized gain (loss) on investment transactions	(.74)	(.35)	2.89	2.94	1.30	1.30

Net increase (decrease) in net asset value from operations	(.66)	(.20)	3.11	3.12	1.46	1.45

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.17)	(.20)	(.26)	(.12)	(.15)
Distributions from net realized gain on investment transactions	(1.39)	(2.64)	(1.72)	(1.49)	– 0	–	– 0	–

Total dividends and distributions	(1.49)	(2.81)	(1.92)	(1.75)	(.12)	(.15)

Net asset value, end of period	$ 9.12	$ 11.27	$ 14.28	$ 13.09	$ 11.72	$ 10.38

Total Return
Total investment return based on net asset value(b)	(6.73	)%*	(1.38)%	25.46	%*	29.94%	14.21%	15.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$226,265	$281,724	$323,134	$311,954	$328,749	$497,049
Ratio to average net assets of:
Expenses	.10	%^	.08%	.06%	.06%	.05%	.04	%+
Net investment income	1.52	%^	1.23%	1.62%	1.48%	1.47%	1.36	%+
Portfolio turnover rate	24%	40%	50%	49%	52%	65%

See footnote summary on page 355.

AB POOLING PORTFOLIOS •	351

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Small-Mid Cap Growth
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31,
		2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.94	$ 12.56	$ 13.16	$ 13.23	$ 16.09	$ 11.77

Income From Investment Operations
Net investment income(a)	.02	.00 (d)	.06	.09	.08	.07
Net realized and unrealized gain (loss) on investment transactions	(1.26)	.42	2.03	2.62	2.15	4.32

Net increase (decrease) in net asset value from operations	(1.24)	.42	2.09	2.71	2.23	4.39

Less: Dividends and Distributions
Dividends from net investment income	(.01)	(.07)	(.07)	(.09)	(.09)	(.07)
Distributions from net realized gain on investment transactions	(1.54)	(1.97)	(2.62)	(2.69)	(5.00)	– 0	–

Total dividends and distributions	(1.55)	(2.04)	(2.69)	(2.78)	(5.09)	(.07)

Net asset value, end of period	$ 8.15	$ 10.94	$ 12.56	$ 13.16	$ 13.23	$ 16.09

Total Return
Total investment return based on net asset value(b)	(13.20)%*	3.92%	17.04%*	25.85%*	17.77%*	37.31	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$212,184	$279,873	$322,200	$316,708	$328,634	$504,936
Ratio to average net assets of:
Expenses	.11%^	.09%	.07%	.06%	.06%	.04	%+
Net investment income	.38%^	.01%	.51%	.70%	.55%	.43	%+
Portfolio turnover rate	31%	55%	65%	72%	68%	75%

See footnote summary on page 355.

352	• AB POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Multi-Asset Real Return**
Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 6.27	$ 8.95	$ 8.25	$ 8.67	$ 9.13	$ 8.57

Income From Investment Operations
Net investment income(a)	.06	.16	.19	.17	.18	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.77)	(2.58)	.75	(.31)	(.25)	1.06
Contributions from Affiliates	.00	(d)	.00	(d)	.00	(d)	.00	(d)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.71)	(2.42)	.94	(.14)	(.07)	1.30

Less: Dividends
Dividends from net investment income	(.19)	(.26)	(.24)	(.28)	(.39)	(.74)

Net asset value, end of period	$ 5.37	$ 6.27	$ 8.95	$ 8.25	$ 8.67	$ 9.13

Total Return
Total investment return based on net asset value(b)	(11.47)%	(27.40)%	11.48%	(1.69)%	(.45	)%*	15.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$443,347	$832,851	$800,178	$724,226	$547,929	$937,281
Ratio to average net assets of:
Expenses	.09	%^	.07%	.07%	.06%	.06%	.05	%+
Net investment income	1.91	%^	2.13%	2.17%	1.89%	2.11%	2.52	%+
Portfolio turnover rate	29%	45%	76%	126%	110%	156%

See footnote summary on page 355.

AB POOLING PORTFOLIOS •	353

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Volatility Management
Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.22	$ 12.53	$ 11.38	$ 10.24	$ 10.27	$ 9.31

Income From Investment Operations
Net investment income(a)	.08	.24	.24	.15	.07	.09	(e)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.72)	(.63)	2.10	1.11	.24	1.36

Net increase (decrease) in net asset value from operations	(.64)	(.39)	2.34	1.26	.31	1.45

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.37)	(.37)	(.12)	(.06)	(.08)
Distributions from net realized gain on investment transactions	(.34)	(.55)	(.82)	– 0	–	(.28)	(.41)

Total dividends and distributions	(.62)	(.92)	(1.19)	(.12)	(.34)	(.49)

Net asset value, end of period	$ 9.96	$ 11.22	$ 12.53	$ 11.38	$ 10.24	$ 10.27

Total Return
Total investment return based on net asset value(b)	(6.22)%	(3.35)%	21.69%	12.40%	3.10%	15.61%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,059	$1,278	$1,494	$1,590	$1,688	$284
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.06	%^	.05%	.05%	.05%	.04%	.15	%+
Expenses, before waivers/reimbursements	.06	%^	.05%	.05%	.05%	.04%	.16	%+
Net investment income	1.53	%^	2.01%	2.04%	1.40%	.68%	.88	%+(b)
Portfolio turnover rate	8%	13%	41%	80%	130%	81%

See footnote summary on page 355.

354	• AB POOLING PORTFOLIOS

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The expense ratios presented below exclude interest expense where applicable:

	Six Months Ended February 29, 2016 (unaudited)		Year Ended August 31,
			2015	2014	2013	2012	2011
AB International Value Portfolio
Expenses	N/A		N/A	.05%	N/A	N/A	N/A
AB Short Duration Bond Portfolio
Expenses	N/A		N/A	.03%	N/A	N/A	N/A
AB Global Core Bond Portfolio
Expenses	N/A		N/A	.03%	N/A	N/A	N/A
AB Bond Inflation Protection Portfolio
Expenses	.06	%^	.05%	.04%	.04%	.04%	.04	%+
AB High-Yield Portfolio
Expenses	.17	%^	N/A	N/A	.09%	N/A	N/A

(d)	Amount is less than $0.005.

(e)	Net of fees and expenses waived/reimbursed by the Adviser.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the AB U.S. Value Portfolio for the six months ended February 29, 2016 and for the years ended August 31, 2015, August 31, 2014, August 31, 2013 and August 31, 2012 by 0.03%, 0.34%, 0.04%, 0.08% and 0.01%, respectively, AB U.S. Large Cap Growth Portfolio for the six months ended February 29, 2016 and for the years ended August 31, 2015, August 31, 2012 and August 31, 2011 by 0.17%, 0.01%, 0.02%, and 0.01%, respectively, AB Short Duration Bond Portfolio for the six months ended February 29, 2016 and for the year ended August 31, 2013 by 0.01% and 0.02%, respectively, AB Global Core Bond for the year ended August 31, 2013 by 0.01%, AB Small-Mid Cap Value Portfolio for the six months ended February 29, 2016 and for the year ended August 31, 2014 by 0.01% and 0.04%%, respectively, AB Small-Mid Cap Growth Portfolio for the six months ended February 29, 2016 and for the years ended August 31, 2014, August 31, 2013, August 31, 2012 and August 31, 2011 by 0.02%, 0.08%, 0.14%, 0.01% and 0.01%, respectively, AB High Yield Portfolio for the year ended August 31, 2015 by 0.09% and AB Multi-Asset Real Return Portfolio for the year ended August 31, 2012 by 0.01%.

**	Consolidated (see Note A).

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio change in net realized and unrealized gain (loss) on investment transactions for the period.

††	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.09% for the year-ended August 31, 2012.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

AB POOLING PORTFOLIOS •	355

Financial Highlights

TRUSTEES

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice

President and Independent

Compliance Officer

Tawhid Ali, Vice President

Bruce K. Aronow, Vice President

Takeo Aso, Vice President

Michael S. Canter, Vice President

Frank V. Caruso, Vice President

Vinod Chathlani, Vice President

Sergey Davalchenko, Vice President

Paul J. DeNoon, Vice President

Scott A. DiMaggio, Vice President

Gershon M. Distenfeld, Vice

President

Vincent C. DuPont, Vice President

John H. Fogarty, Vice President

Cem Inal, Vice President

Shawn E. Keegan, Vice President

N. Kumar Kirpalani, Vice President

Samantha S. Lau, Vice President

Avi Lavi, Vice President

Daniel J. Loewy, Vice President

James W. MacGregor, Vice President

Joseph G. Paul, Vice President

Douglas J. Peebles, Vice President

Laurent Saltiel, Vice President

Ashish C. Shah, Vice President

Matthew S. Sheridan, Vice President

Kevin F. Simms, Vice President

Shri Singhvi, Vice President

Wen-Tse Tseng, Vice President

Greg J. Wilensky, Vice President

Vadim Zlotnikov, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and

Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance

Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (1-800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

356	• AB POOLING PORTFOLIOS

Trustees

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of, and investment decisions for, the AB Multi-Asset Real Return Portfolio are made by the Real Asset Strategy Team. Mr. Vinod Chatlani, Mr. Daniel Loewy and Mr. Vadim Zlotnikov are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AB U.S. Value Portfolio are made by the U.S. Value Senior Investment Management Team. Mr. Joseph G. Paul and Mr. Cem Inal are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AB Small-Mid Cap Value Portfolio are made by the Small-Mid Cap Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Shri Singhvi are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AB International Value Portfolio are made by the International Value Senior Investment Management Team. Mr. Kevin Simms, Mr. Takeo Aso and Mr. Avi Lavi are the senior most members of the Investment Management Team. Effective June 30, 2016, Mr. Tawhid Ali will replace Mr. Simms.

The management of, and investment decisions for, the AB U.S. Large Cap Growth Portfolio are made by the U.S. Large Cap Growth Team. Mr. Frank V. Caruso, Mr. Vincent C. DuPont and Mr. John H. Fogarty are the senior most members of the team.

The management of, and investment decisions for, the AB Small-Mid Cap Growth Portfolio are made by the Small/Mid Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng are the senior most members of the team.

The management of, and investment decisions for, the AB International Growth Portfolio are made by the International Growth Team. Mr. Sergey Davalchenko and Mr. Laurent Saltiel are the senior most members of the team.

The management of, and investment decisions for, the AB Short Duration Bond Portfolio are made by the U.S. Multi Sector Fixed Income Team. Mr. Michael S. Canter, Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the senior most members of the team.

The management of, and investment decisions for, the AB Global Core Bond Portfolio are made by the U.S. Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the senior most members of the team.

The management of, and investment decisions for, the AB High-Yield Portfolio are made by the Global Credit Investment Team. Mr. Gershon M. Distenfeld, Mr. Douglas J. Peebles and Mr. Ashish C. Shah are the senior most members of the team.

Mr. Shawn E. Keegan and Mr. Greg J. Wilensky are primarily responsible for the day-to-day management of the AB Bond Inflation Protection Portfolio.

The day-to-day management of, and investment decisions for, the AB Volatility Management Portfolio are made by the Adviser’s Dynamic Asset Allocation Team. Mr. Daniel J. Loewy and Mr. Vadim Zlotnikov are primarily responsible for the day-to-day management of the Portfolio.

AB POOLING PORTFOLIOS •	357

Trustees

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Portfolio

The disinterested trustees (the “trustees”) of The AB Pooling Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Advisory Agreement with the Adviser in respect of each of the fixed-income portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) at a meeting held on November 3-5, 2015:

•	AB Short Duration Bond Portfolio

•	AB Global Core Bond Portfolio

•	AB Bond Inflation Protection Portfolio

•	AB High-Yield Portfolio

Prior to approval of the continuance of the Advisory Agreement in respect of each Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Portfolio, in which the Senior Officer concluded that the contractual fee (zero) for each Portfolio was reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees noted that the Portfolios are designed as investment vehicles for registered investment companies sponsored by, and certain other institutional clients of, the Adviser that seek a blend of asset classes (the institutional clients, including the registered investment companies, are all referred to as the “Pooling Investors”). The trustees also noted that no advisory fee is payable by any of the Portfolios, although the Advisory Agreement provides that the Portfolios will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided to the Portfolios by employees of the Adviser or its affiliates, and that a similar reimbursement provision is included in the Adviser’s advisory agreements with most of the open-end AB Funds. The trustees further noted that the Trust acknowledges in the Advisory Agreement that the Adviser will receive compensation for its services to the Portfolios from third parties (e.g., the Pooling Investors). The trustees noted that the current Pooling Investors are certain registered investment companies sponsored by the Adviser and an unaffiliated institutional investor. On November 17, 2015, the Adviser announced that such unaffiliated institutional investor would transition to another manager on July 1, 2016.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as trustees

358	• AB POOLING PORTFOLIOS

or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolios and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Portfolio, and the overall arrangements between each Portfolio and the Adviser as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolios. They also noted the professional experience and qualifications of each Portfolio’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that each Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to such Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the trustees. Reimbursements, to the extent requested and paid in respect of a Portfolio, result in some compensation from such Portfolio to the Adviser. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Portfolio’s other service providers, also was considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Portfolios under the Advisory Agreement.

AB POOLING PORTFOLIOS •	359

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Portfolio (which, as noted above, pays no advisory fee to the Adviser but may reimburse expenses to the Adviser) to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the methodology took into account that the Adviser was indirectly compensated for its services to the Portfolios by the Pooling Investors. They also noted that the Adviser bears certain costs in providing services to the Portfolios. The trustees also noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Portfolios, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios, and that the profitability methodology attributed to the Portfolios revenues and expenses relating to the Pooling Investors. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Portfolios before taxes and distribution expenses. The trustees noted that the Adviser’s relationship with AB High-Yield Portfolio was not profitable to it in 2013. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with AB High-Yield Portfolio in 2014 and the other Portfolios in 2013 and 2014 was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolios, including but not limited to benefits relating to 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of shares of the Pooling Investors that are registered investment companies. The trustees noted that while the Adviser’s affiliated transfer agent does not receive fees for providing services to the Portfolios (although it may be reimbursed for its out-of-pocket expenses), such affiliated transfer agent receives fees for providing services to the Pooling Investors. The trustees noted that the Adviser receives fees for advisory, distribution, recordkeeping and other services provided to the institutional Pooling Investor and is compensated by the other Pooling Investors for providing advisory services to them. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

360	• AB POOLING PORTFOLIOS

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for each Portfolio at each regular Board meeting during the year. At the November 2015 meeting, the trustees reviewed information prepared by Broadridge showing the performance of each Portfolio as compared with that of a group of similar funds selected by Broadridge (the “Performance Group”) and as compared with that of a broader array of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing performance of each Portfolio as compared with one or more indices, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2015 and (in the case of comparisons with the indices) the period since inception (May 2005 inception).

In reviewing the performance information the trustees noted that the Portfolios had a performance advantage in that the performance of virtually all of the Portfolios’ competitors was negatively affected by the fact they pay advisory fees whereas the Portfolios do not.

AB Short Duration Bond Portfolio

The trustees noted that the Portfolio was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 3-, 5- and 10-year periods. The Portfolio outperformed the Bank of America Merrill Lynch 1-3 Year U.S. Treasury Index in the 1-, 3- and 5-year periods but lagged it in the 10-year period and the period since inception. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the trustees retained confidence in the Adviser’s ability to manage the Portfolio’s assets.

AB Global Core Bond Portfolio

The trustees noted that the Portfolio was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 3-year period, in the 3rd quintile of the Performance Group and the Performance Universe for the 5-year period, and in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 10-year period. The Portfolio outperformed the Barclays Global Aggregate Bond Index (USD hedged) in all periods except the 1- and 3-year periods and the Barclays U.S. Aggregate Bond Index in all periods. The trustees noted the Adviser’s changes to the investment policies and restrictions of the Portfolio, and the related changes to the Portfolio’s name (from AllianceBernstein Intermediate Duration Bond Portfolio) and its benchmark (to the Barclays Global Aggregate Bond Index, hedged to U.S. dollars), effective December 2011. Based on their review, the trustees concluded that the Portfolio’s performance was satisfactory.

AB POOLING PORTFOLIOS •	361

AB Bond Inflation Protection Portfolio

The trustees noted that the Portfolio was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 1st quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 2nd quintile of the Performance Group and the Performance Universe for the 5- and 10-year periods. It outperformed the Barclays 1-10 Year Treasury Inflation Protected Securities (TIPS) Index in all periods except the 1-year period. The trustees noted that in 2010 they had approved modifications to the Portfolio’s investment guidelines and a name change (from AllianceBernstein Inflation Protected Securities Portfolio). Based on their review, the trustees concluded that the Portfolio’s performance was satisfactory.

AB High-Yield Portfolio

The trustees noted that the Portfolio was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and the Performance Universe for the 3-year period, in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period, and in the 1st quintile of the Performance Group and 2nd quintile of the Performance Universe for the 10-year period. The Portfolio outperformed the Barclays U.S. High Yield 2% Issuer Capped Index in all periods. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s recent performance, the trustees concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Portfolio to the Adviser (zero) and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as such Portfolio at a common asset level. The trustees also reviewed certain information showing the fees paid to the Adviser by the Pooling Investors. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Pooling Investors for its services to the Portfolios. While the fees paid by the Pooling Investors to the Adviser vary, the trustees acknowledged that a portion of those fees may reasonably be viewed as compensating the Adviser for advisory services it provides to each Portfolio (the “implied fee”) and that the Adviser had represented to the Securities and Exchange Commission’s staff and to the Trust’s former counsel that the implied fee rate is the same for all the Pooling Investors. The trustees also noted that the Adviser had undertaken to work with the trustees to develop procedures to enable the trustees to monitor the implied fee rates for the Portfolios and had provided the trustees with information concerning the fees paid by the various Pooling Investors.

362	• AB POOLING PORTFOLIOS

The trustees also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, the trustees reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer. The trustees recognized that this information was of limited utility in light of the Portfolios’ unusual fee arrangements. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedules reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Portfolios relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolios, and the unusual fee structure for all the Portfolios, the trustees considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total non-advisory expense ratio of each Portfolio in comparison to the non-advisory expenses of funds within two comparison groups created by Broadridge: an Expense Group and an Expense Universe. Broadridge described an Expense Group as a representative sample of funds similar to a Portfolio and an Expense Universe as a broader group than the Expense Group, consisting of all funds in a Portfolio’s investment classification/objective. The non-advisory expense ratio of each Portfolio was based on the Portfolio’s latest fiscal year. The trustees noted that it was likely that the non-advisory expense ratios of some of the other funds in each Portfolio’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view the non-advisory expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolios by others.

The trustees noted that, except for AB High Yield Portfolio, each Portfolio’s total non-advisory expense ratio was lower than the Expense Group and the Expense Universe medians. AB High Yield Portfolio’s total non-advisory expense ratio was higher than the Expense Group and Expense Universe medians. After discussing with the Adviser the reasons for AB High Yield Portfolio’s non-advisory expense ratio, the trustees concluded that such Portfolio’s non-advisory expense ratio was acceptable and the non-advisory expense ratios for the other Portfolios were satisfactory.

AB POOLING PORTFOLIOS •	363

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolios, the trustees did not consider the extent to which the fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee schedules for the Pooling Investors that are registered investment companies incorporate breakpoints.

364	• AB POOLING PORTFOLIOS

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Pooling Portfolios (the “Trust” or the “Pooling Portfolios”) with respect to the following Portfolios:2

Short Duration Bond Portfolio

Global Core Bond Portfolio3

Bond Inflation Protected Securities Portfolio

High-Yield Portfolio

The Trust, which is designed to facilitate a “blended style” investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

1	The Senior Officer’s fee evaluation was completed on October 22, 2015 and discussed with the Board of Trustees on November 3-5, 2015.

2	Future references to the Portfolios do not include “AB.”

3	Effective December 31, 2011, Intermediate Duration Bond Portfolio changed its name to Global Core Bond Portfolio, eliminated its policy of limiting its investments in debt securities denominated in currencies other than the U.S. dollars to 20% of its total assets, and adopted non-fundamental policies to invest at least 40% of its assets in securities of non-U.S. issuers.

AB POOLING PORTFOLIOS •	365

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

Under the Investment Advisory Agreement, the Portfolios are not charged an advisory fee. The Portfolios’ Investment Advisory Agreement was amended to provide for reimbursements to the Adviser; to date, other than Volatility Management Portfolio, the Trustees have not authorized reimbursements under these provisions.

The Adviser is compensated by institutional clients of the Adviser (the “Institutional Clients”) that invest in the Pooling Portfolios. These clients include the AB Blended Style Series, Inc.—AB Retirement Strategies (“Retirement Strategies”),5,6 certain series of The AB Portfolios—AB Wealth Strategies (“Wealth Strategies”),7 and the

4	Jones v. Harris at 1427.

5	Includes AB 2000 Retirement Strategy, AB 2005 Retirement Strategy, AB 2010 Retirement Strategy, AB 2015 Retirement Strategy, AB 2020 Retirement Strategy, AB 2025 Retirement Strategy, AB 2030 Retirement Strategy, AB 2035 Retirement Strategy, AB 2040 Retirement Strategy, AB 2045 Retirement Strategy, AB 2050 Retirement Strategy and AB 2055 Retirement Strategy . Future references to the Retirement Strategies do not include “AB.”

6	At the July 24, 2015 meeting, the Board approved the liquidation of the Retirement Strategies. The Retirement Strategies expect to make their liquidating distributions on or about November 20, 2015.
7	Includes AB Balanced Wealth Strategy and AB Wealth Preservation Strategy. AB Wealth Appreciation Strategy is not included since the fund is not invested in any of the fixed income Pooling Portfolios. Future references to the Wealth Strategies do not include “AB.”

366	• AB POOLING PORTFOLIOS

Rhode Island Higher Education Savings Trust (referred to herein as “CollegeBoundfund”).8 Collectively, these shareholders own 100 percent of the Pooling Portfolios’ total outstanding shares. Set forth below are the advisory fee schedules of the Institutional Clients that invests in the Pooling Portfolios.

AB Blended Style Series, Inc.—AB Retirement Strategies6

Each of the Retirement Strategies pays an advisory fee correlated to the percentage of equity investments held by each Retirement Strategy and discounted by a certain percentage dependent on the asset level of the Retirement Strategy as indicated below:

% Invested in Equity Investments	Advisory Fee
Equal to or less than 60%	0.55%
Greater than 60% and less than 80%	0.60%
Equal to or greater than 80%	0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion Assets greater than $2.5 billion and less than $5 billion Assets greater than $5 billion	n/a 10 basis points 15 basis points

Accordingly, under the terms of the Investment Advisory Agreement, the Retirement Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Retirement Strategy	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
Retirement Strategies: 2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%
Retirement Strategies: 2015, 2020, 2025	0.60%	0.50%	0.45%
Retirement Strategies: 2000, 2005, 2010	0.55%	0.45%	0.40%

The AB Portfolios—Balanced Wealth Strategy, Conservative Wealth Strategy, and Wealth Appreciation Strategy

The Adviser charges Balanced Wealth Strategy, Conservative Wealth Strategy, and Wealth Appreciation Strategy an advisory fee based on a percentage of each fund’s average daily net assets:

Fund	Advisory Fee Based on % of Average Daily Net Assets
Wealth Appreciation Strategy	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.65 0.55 0.50	% % %

8	The Overlay Portfolios of the Sanford C. Bernstein Fund, Inc. are only invested in the Multi-Asset Real Return Portfolio, and not in any of the fixed income Pooling Portfolios.

AB POOLING PORTFOLIOS •	367

Fund	Advisory Fee Based on % of Average Daily Net Assets
Balanced Wealth Strategy	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.55 0.45 0.40	% % %

Conservative Wealth Strategy	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.55 0.45 0.40	% % %

CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund, a 529 college-savings plan.9 Services provided by the Adviser as program manager for CollegeBoundfund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the “Underlying Portfolios”), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access their personal accounts. It should be noted that shareholder servicing is provided by AllianceBernstein Investor Services (“ABIS”) and distribution by AllianceBernstein Investments, Inc. (“ABI”), both of which are affiliates of the Adviser. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in an increase or decrease in the program management fee since the total expense ratio is constant. Set forth below is a table showing the total expense ratios of the Education Strategies as of June 30, 2015:

Portfolios	Total Expense Ratio[10]
Age-Based Education Strategies[11]

Age-Based Aggressive Growth 2014-2016	0.94%
Age-Based Aggressive Growth 2011-2013	0.94%
Age-Based Aggressive Growth 2008-2010	0.90%
Age-Based Aggressive Growth 2005-2007	0.86%
Age-Based Aggressive Growth 2002-2004	0.82%

9	On November 17, 2015, the Adviser announced that management of the CollegeBoundfund would transition to another manager on July 1, 2016.

10	The total expense ratios do not include an annual distribution fee of 1.00% payable to ABI, the program distributor, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

11	For all Education Strategies held by Rhode Island resident accounts, which account for 6.58% of all accounts and 4.90% in terms of net assets as of September 30, 2015, the total expense ratio, which includes the blended underlying expense ratio related to the Pooling Portfolios, is capped at 0.20%.

368	• AB POOLING PORTFOLIOS

Portfolios	Total Expense Ratio[10]
Growth 2002-2004	0.82%
Age-Based Aggressive Growth 1999-2001	0.78%
Age-Based Aggressive Growth 1996-1998	0.74%
Age-Based Aggressive Growth 1993-1995	0.74%
Age-Based Aggressive Growth 1990-1992	0.74%
Age-Based Aggressive Growth 1987-1989	0.74%
Age-Based Aggressive Growth 1984-1986	0.74%
Age-Based Aggressive Growth Pre-1984	0.74%
Age-Based Moderate Growth 2014-2016	0.92%
Age-Based Moderate Growth 2011-2013	0.88%
Age-Based Moderate Growth 2008-2010	0.84%
Age-Based Moderate Growth 2005-2007	0.80%
Age-Based Moderate Growth 2002-2004	0.78%
Age-Based Moderate Growth 1999-2001	0.76%
Age-Based Moderate Growth 1996-1998	0.72%
Age-Based Moderate Growth 1993-1995	0.72%
Age-Based Moderate Growth 1990-1992	0.72%
Age-Based Moderate Growth 1987-1989	0.72%
Age-Based Moderate Growth 1984-1986	0.72%
Age-Based Moderate Growth Pre-1984	0.72%
Age-Based Conservative Growth 2014-2016	0.82%
Age-Based Conservative Growth 2011-2013	0.82%
Age-Based Conservative Growth 2008-2010	0.79%
Age-Based Conservative Growth 2005-2007	0.78%
Age-Based Conservative Growth 2002-2004	0.76%
Age-Based Conservative Growth 1999-2001	0.72%
Age-Based Conservative Growth 1996-1998	0.72%
Age-Based Conservative Growth Pre-1996	0.72%

Fixed Based Education Strategies

Appreciation	0.94%
Balanced	0.80%
Conservative	0.72%

The Portfolios’ net assets as of September 30, 2015 are set forth below:

Portfolio	9/30/2015 Net Assets ($MM)
Short Duration Bond Portfolio	$891.4
Global Core Bond Portfolio	$914.6
Bond Inflation Protected Securities Portfolio	$706.0
High-Yield Portfolio	$306.3

AB POOLING PORTFOLIOS •	369

Set forth below are the most recent semi-annual total expense ratios of the Portfolios.12 The Portfolios’ fiscal year end is August 31.

Portfolio	02/28/15 Total Expense Ratio (%)[13]
Short Duration Bond Portfolio	0.03%
Global Core Bond Portfolio	0.04%
Bond Inflation Protected Securities Portfolio	0.07%
High-Yield Portfolio	0.12%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolios are not charged an advisory fee, their shareholders, which include other investment companies and large institutional clients managed by the Adviser, pay the Adviser an investment advisory fee for managing their assets. In this regard, it is worth considering the advisory fees charged by the Adviser to institutional and other clients. The advisory fees charged to investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to investment companies, including the Portfolios, that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for investment companies are more costly than those for institutional client accounts due to the greater complexities and time required for investment companies. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences a net redemption and the Adviser is frequently forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

12	Semi-annual total expense ratios are unaudited.

13	Annualized.

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Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style the Portfolios.14 In addition to the AB Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AB Institutional fee schedule been applicable to the Portfolios based on September 30, 2015 net assets, although it should be noted that the Portfolios are not charged an advisory fee by the Adviser.15

Portfolio	Portfolio Net Assets 09/30/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Advisory Fee
Short Duration Bond Portfolio[16]	$891.4	Low Duration 30 bp on the first $20 million 20 bp on the next $80 million 15 bp on the next $150 million 12.5 bp on the next $250 million 10 bp on the balance Minimum Account Size: $25m	0.129%

Global Core Bond Portfolio	$914.6	Global Fixed Income/Global Long Duration 45 bp on the first $30 million 23 bp on the balance Minimum Account Size: $25m	0.237%

Bond Inflation Protection Portfolio	$706.0	TIPS Plus 50 bp on the first $30 million 20 bp on the balance Minimum Account Size: $25m	0.213%

High-Yield Portfolio	$306.3	U.S. High Yield 55 bp on the first $50 million 35 bp on the balance Minimum Account Size: $50m	0.381%

The Adviser manages the AB Mutual Funds (“ABMF”), which are open-end investment companies, and AB Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The advisory schedules of these funds, implemented in

14	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

15	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

16	Compared to the low duration institutional mandates, the Portfolio has a wider opportunity set and risk budget compared to that of the institutional mandates.

AB POOLING PORTFOLIOS •	371

January 2004 as a result of the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AB funds in each category having the same advisory fee schedule. In addition to the fee schedules of the ABMF and AVPS funds, set forth below are what would have been the effective advisory fees of the Pooling Portfolios had the fee schedules of the ABMF/AVPS funds been applicable to the Portfolios based on the Portfolios’ September 30, 2015 net assets:

Portfolio	ABMF/AVPS Category	Fee Schedule	Effective ABMF/AVPS Adv. Fee
Short Duration Bond Portfolio	Low Risk Income	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

Global Core Bond Portfolio	Low Risk Income	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

Bond Inflation Protected Securities Portfolio	Low Risk Income	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

High-Yield Portfolio[17]	High Income	0.50% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.500%

The Adviser manages the Short Duration Plus Portfolio of the Sanford C. Bernstein Fund, Inc. (“SCB Fund”), which has a somewhat similar investment style as Short Duration Bond Portfolio. The advisory fee schedule of SCB Fund—Short Duration Bond Portfolio and what would have been the effective advisory fee of the Portfolio had the SCB Fund fee schedule been applicable to the Portfolio based on September 30, 2015 net assets are set forth below:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee
Short Duration Bond Portfolio	Short Duration Plus Portfolio	0.45% on 1st $750 million 0.40% thereafter	0.442%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, Japan, Taiwan, and South Korea, and sold to non-United States resident investors. The Adviser

17	The Adviser also manages AB Limited Duration High Income Portfolio, an open end mutual fund, whose advisory fee schedule does not follow the NYAG related category advisory fee schedule. AB Limited Duration High Income Portfolio’s advisory fee schedule is as follows: 0.60% on the first $2.5 billion, 0.55% on the next $2.5 billion and 0.50% on the balance.

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charges the following fees for the Luxembourg funds that have a somewhat similar investment style as Global Core Bond Portfolio and High Yield Portfolio:

Portfolio	Luxembourg Fund	Fee[18]
Global Core Bond Portfolio	Global Bond Class A Class I (Institutional)	1.10% 0.55%

High-Yield Portfolio	High Yield Open Fund Class A2 Class I2 (Institutional)	1.20% 0.65%

The AB Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as Global Core Bond Portfolio and High Yield Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Fee
Global Core Bond Portfolio	Global Bond Fund	0.54%
	Global Bond Fund 1
	Global Bond Fund 3	0.45%
High-Yield Portfolio	High Yield Portfolio Open Fund	1.00%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships that have a somewhat similar investment style as the Portfolios. In the table below are the advisory fee schedules of the sub-advised funds and the effective management fees of the sub-advisory relationships based on the Portfolios’ September 30, 2015 net assets.19

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Management Fund Effective Fee (%)
Global Core Bond Portfolio	Client #1	AB Sub-Advisory Fee Schedule: 0.12% of average daily net assets	0.120%

18	Class A/A2 shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services, unlike Class I/I2 shares, whose fee is only for investment advisory services.

19	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

AB POOLING PORTFOLIOS •	373

The services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Global Core Bond Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved, and other competitive factors between the Portfolio and the sub-advisory relationship. There could also be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment services, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

The Trustees previously received the Senior Officer’s Evaluation of the Investment Advisory Agreement (the “Senior Officer Fee Evaluation”) for the Retirement Strategies and the Wealth Strategies dated July 23, 2015. In those Senior Officer Fee Evaluations, the Senior Officer concluded that the investment advisory agreements for those funds were reasonable and within range of what would have been negotiated at arm’s-length.

The Pooling Portfolios are not charged an advisory fee. However, as previously mentioned, the Institutional Clients that invest in the Pooling Portfolios do pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee paid by the Institutional Clients includes a portion, referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as compensation for services that the Adviser provides to the Pooling Portfolios. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolios.

Because of the Pooling Portfolios’ limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolios have zero transfer agent (with the exception of certain transfer agent out of pocket expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry. The UBS Relationship Funds, an open-end investment company managed by UBS Global Asset Management (Americas) Inc. (UBS), was the only other fund family that was determined by the Adviser, the Senior Officer and Broadridge Financial Solutions, Inc. (“Broadridge”) to have an expense structure comparable to the Pooling Portfolios.20

20	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolios’ 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classifications/objectives remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolios’ investment classifications/objectives continue to be determined by Lipper.

374	• AB POOLING PORTFOLIOS

Since there are not many funds of other fund families that have an expense structure similar to that of the Portfolios, Broadridge provided additional information for expense and performance comparison. Broadridge compared the total expense ratios of the Portfolios to that of funds of a similar investment classification/objective with institutional class shares; however, Broadridge excluded management, transfer agent and distribution fees from the total expense ratios of the Portfolios’ peers.21 Broadridge’s analysis included the Portfolios’ rankings relative to their respective EG and Broadridge Expense Universe (“EU”). It should be noted that there are limitations on expense category data because different funds categorize expenses differently.

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.22 An EU is a much broader group, consisting of all institutional classes of funds of the same classification/objective as the subject Portfolio. The result of Broadridge’s analysis is set forth below:

Portfolio	Total Expense Ratio (%)	Broadridge EG Median (%)[23]	Broadridge EG Rank	Broadridge EU Median (%)	Broadridge EU Rank
Short Duration Bond Portfolio	0.031	0.058	3/15	0.050	13/48
Global Core Bond Portfolio	0.034	0.067	1/12	0.099	1/26
Bond Inflation Protection Portfolio	0.041	0.053	6/17	0.055	9/30
High-Yield Portfolio	0.111	0.104	8/13	0.096	23/38

Based on this analysis, except for High-Yield Portfolio, which has a total expense ratio that is higher than both the EG and EU medians, the Portfolios’ total expense ratio is lower than their Portfolios’ respective EG and EU medians.

21	Because the Portfolios are offered only to other investment companies and certain institutional clients managed by the Adviser, the Portfolios are not assessed a fee for transfer agent and distribution related services although it should be noted that the transfer agent of the Portfolios is reimbursed for out of pocket expenses.

22	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG peer when selecting an EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

23	With respect to the Portfolios’ peers, their total expense ratios are net of management, transfer agent and distribution fees.

AB POOLING PORTFOLIOS •	375

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Pooling Portfolios’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Pooling Portfolios increased, during the calendar year 2014, relative to 2013.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

376	• AB POOLING PORTFOLIOS

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli24 study on advisory fees and various fund characteristics.25 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.26 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $463 billion as of September 30, 2015, the Adviser has the investment experience to manage the portfolio assets of the Portfolios and provide non-investment services to the Portfolios

The information in the table below shows the 1, 3, 5 and 10 year gross performance returns and rankings of the Portfolios relative to their Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)27 for the period ended July 31, 2015.28

24	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

25	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

26	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.
27	A Portfolio’s PG/PU may not necessarily be identical to a Portfolio’s EG/EU as the criteria for including or excluding a fund in a PG/PU is somewhat different from that of an EG/EU.

28	The gross performance returns of the Portfolios were provided by Broadridge. The performance returns of the Portfolios’ peers are also adjusted for expenses (gross up).

AB POOLING PORTFOLIOS •	377

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration Bond Portfolio
1 year	1.14	1.38	1.34	12/15	34/47
3 year	0.94	1.70	1.90	11/11	34/35
5 year	1.35	2.24	2.42	11/11	29/30
10 year	2.40	3.47	3.52	6/6	17/19

Global Core Bond Portfolio[29]
1 year	3.69	-2.48	-2.50	2/12	2/26
3 year	2.95	1.95	2.35	5/12	8/22
5 year	4.51	3.50	3.91	5/11	9/20
10 year	5.49	5.33	5.45	2/6	5/11

Bond Inflation Protection Portfolio[30]
1 year	-1.77	-1.87	-1.86	7/17	12/29
3 year	0.14	-1.02	-1.02	2/14	4/24
5 year	3.54	3.29	3.30	3/12	5/21
10 year	4.56	4.29	4.36	2/7	3/11

High-Yield Portfolio
1 year	0.77	2.26	1.76	11/13	25/38
3 year	7.41	6.76	6.44	3/9	6/26
5 year	8.54	8.19	8.46	3/8	8/19
10 year	8.29	7.37	7.71	1/5	3/10

29	The Portfolio’s investment strategy changed on or about December 31, 2011. The Portfolio eliminated its policy of limiting its investments in debt securities denominated in currencies other than the U.S. dollars to 20% of its total assets, and adopted non-fundamental policies to invest at least 40% of its assets in securities of non-U.S. issuers. Also at this time, the Portfolio’s Lipper classification changed from Intermediate Investment Grade Debt Fund to Global Income Fund and the Portfolio’s benchmark changed from the Barclays U.S. Aggregate Bond Index to the Barclays Global Aggregate Bond Index (Hedged).

30	The Portfolio’s non-fundamental investment objective and investment policies changed on or about April 12, 2010. The Portfolio’s investment policy of investment 80% of its net assets in inflation-protected securities was changed to a policy of investment at least 80% of its net assets in fixed-income securities. After the change, the Portfolio was permitted to utilize reverse repurchase agreements for leverage, invest in derivatives, invest up to 15% of its total assets in below investment grade securities, and invest in any fixed-income securities of any maturity or duration.

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Set forth below are the 1, 3, 5 and 10 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks.31 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information are also shown.32

	Periods Ending July 31, 2015 Annualized Performance (%)
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe Ratio (%)
Short Duration Bond Portfolio	1.11	0.91	1.31	2.34	2.33	1.49	0.66	10
Bank of America/Merrill Lynch 1-3 Yr Treasury Index	1.01	0.59	0.78	2.55	2.51	1.31	1.00	10
Inception Date: May 20, 2005

Global Core Bond Portfolio[29]	3.66	2.92	4.47	5.44	5.40	3.04	0.95	3
Barclays Global Aggregate Bond Index (Hedged)	3.75	3.14	3.74	4.44	4.43	2.62	1.16	3
Barclays U.S. Aggregate Bond Index	2.82	1.60	3.27	4.61	4.54	N/A	N/A	N/A
Inception Date: May 20, 2005

Bond Inflation Protection Portfolio[30]	-1.83	0.04	3.43	4.48	4.31	5.20	0.62	10
Barclays 1-10 Yr. TIPS Index	-1.80	-0.92	2.25	3.85	3.69	5.04	0.50	10
Inception Date: May 20, 2005

High-Yield Portfolio	0.67	7.32	8.46	8.21	8.48	10.41	0.68	10
Barclays U.S. High Yield 2% Issuer Cap Index	0.37	5.94	7.71	7.67	8.05	10.24	0.63	10
Inception Date: May 20, 2005

31	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2015.

32	Volatility and Sharpe Ratio information for the Portfolios’ benchmarks was obtained through Lipper LANA, a database maintained by Lipper. Portfolio volatility and Sharpe Ratio information was estimated by the Mutual Fund Senior Officer Group using standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB POOLING PORTFOLIOS •	379

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

380	• AB POOLING PORTFOLIOS

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Pooling Portfolios (the “Trust” or the “Pooling Portfolios”) in respect of the following Portfolios:2

- U.S. Value Portfolio

- U.S. Large Cap Growth Portfolio

- Multi-Asset Real Return Portfolio3

- International Value Portfolio

- International Growth Portfolio

- Small-Mid Cap Value Portfolio

- Small-Mid Cap Growth Portfolio

- Volatility Management Portfolio

The Trust, which is designed to facilitate a “blended style” investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to

1	The information in the fee summary was completed on April 23, 2015 and discussed with the Board of Trustees on May 5-7, 2015.

2	Future references to the Portfolios do not include “AB.” The other Portfolios of the Trust that are not discussed in this evaluation are the fixed-income Pooling Portfolios: Short Duration Bond Portfolio, Global Core Bond (formerly Intermediate Duration Bond Portfolio), Bond Inflation Protected Securities Portfolio (formerly Inflation Protected Securities Portfolio) and High Yield Portfolio.

3	Effective December 31, 2010, the Portfolio changed its name from Global Real Estate Investment Portfolio and eliminated its policy of investing at least 80% of its net assets in real estate related investments. Also at this time, the Portfolio’s management team changed.

AB POOLING PORTFOLIOS •	381

the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIO ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

Under the Investment Advisory Agreement, the Portfolios are not charged an advisory fee. The Portfolios’ Investment Advisory Agreement was amended to provide for reimbursements to the Adviser for providing certain clerical, legal, administrative, and other services; to date, other than Volatility Management Portfolio, the Trustees have not authorized reimbursements under these provisions, although the adviser proposed at the March 11, 2015 meeting that the trustees authorize such reimbursements going forward and presented information on the expense ratio impact of providing such authorization. During the most recently completed fiscal year, Volatility Management Portfolio reimbursed the Adviser in the amount of $47,037 (0.003% of the Portfolio average daily net assets) for providing such services.

4	Jones v. Harris at 1427.

382	• AB POOLING PORTFOLIOS

The Adviser is compensated by the institutional clients that invest in the Portfolios, which include AB Retirement Strategies (“Retirement Strategies”),5 AB Wealth Strategies (“Wealth Strategies”),6 Sanford C. Bernstein Fund, Inc.,—Overlay Portfolios (“SCB Overlay Portfolios”)7 and the Rhode Island Higher Education Savings Trust (referred to herein as “CollegeBoundfund”). Collectively, these shareholders (the “Institutional Clients”) own 100 percent of the Pooling Portfolios’ total outstanding shares. Set forth below are the advisory fee schedules of the Adviser’s Institutional Clients that invest in the Pooling Portfolios.

AB Blended Style Series, Inc.—AB Retirement Strategies

Each of the Retirement Strategies pays an advisory fee correlated to the percentage of equity investments held by the Retirement Strategy. This fee is discounted by a certain percentage depending on the asset level of the Retirement Strategy as indicated below:

% Invested in Equity Investments	Advisory Fee
Equal to or less than 60%	0.55%
Greater than 60% and less than 80%	0.60%
Equal to or greater than 80%	0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion Assets greater than $2.5 billion and less than $5 billion Assets greater than $5 billion	n/a 0.10% 0.15%

Accordingly, under the terms of the Investment Advisory Agreement, the Retirement Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Retirement Strategy	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
Retirement Strategies: 2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%
Retirement Strategies: 2015, 2020, 2025	0.60%	0.50%	0.45%
Retirement Strategies: 2000, 2005, 2010	0.55%	0.45%	0.40%

5	Includes AB 2000 Retirement Strategy, AB 2005 Retirement Strategy, AB 2010 Retirement Strategy, AB 2015 Retirement Strategy, AB 2020 Retirement Strategy, AB 2025 Retirement Strategy, AB 2030 Retirement Strategy, AB 2035 Retirement Strategy, AB 2040 Retirement Strategy, AB 2045 Retirement Strategy, AB 2050 Retirement Strategy and AB 2055 Retirement Strategy. Future references to the Retirement Strategies do not include “AB.”

6	Includes AB Balanced Wealth Strategy, AB Wealth Appreciation Strategy, AB Conservative Wealth Strategy. Future references to the Wealth Strategies do not include “AB.”

7	Includes SCB Overlay A Portfolio, SCB Tax-Aware Overlay A Portfolio, SCB Overlay B Portfolio, SCB Tax-Aware Overlay B Portfolio, SCB Tax-Aware Overlay C Portfolio and SCB Tax-Aware Overlay N Portfolio.

AB POOLING PORTFOLIOS •	383

AB Portfolios—AB Wealth Strategies

The Adviser charges the Wealth Strategies an advisory fee based on a percentage of each fund’s average daily net assets:8

Fund	Advisory Fee Based on % of Average Daily Net Assets
Tax-Managed Wealth Appreciation Strategy Wealth Appreciation Strategy	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.65 0.55 0.50	% % %

Tax-Managed Balanced Wealth Strategy	First $2.5 billion	0.55%
Tax-Managed Conservative	Next $2.5 billion	0.45%
Balanced Wealth Strategy	Excess of $5 billion	0.40%
Conservative Wealth Strategy

Sanford C. Bernstein Fund, Inc.—SCB Overlay Portfolios

The SCB Overlay Portfolios invest in Multi-Asset Real Return Pooling Portfolio. The Adviser charges the SCB Overlay an advisory fee based on a percentage of each fund’s average daily net assets:9

SCB Overlay Portfolios	Annual Percentage of Average Daily Net Assets
Overlay A Portfolio	0.90%
Tax-Aware Overlay A Portfolio	0.90%
Overlay B Portfolio	0.65%
Tax-Aware Overlay B Portfolio	0.65%
Tax-Aware Overlay C Portfolio	0.65%
Tax-Aware Overlay N Portfolio	0.65%

Rhode Island Higher Education Savings Trust—CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund, a 529 college-savings plan. Services provided by the Adviser as program manager for CollegeBoundfund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the “Underlying Portfolios”), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access their personal

8	At the Board meetings on May 6-8, 2014, the Adviser proposed modifications to the Wealth Strategies to provide for the inclusion of AB Multi-Manager Alternative Strategies Fund as one of the underlying portfolios for each Wealth Strategy. At the time of the presentation, it was estimated that the loss of assets to the Pooling Portfolios in the aggregate would be $350-$400 million, with the largest transfers expected to come from U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, International Value Portfolio and International Growth Portfolio. As of March 31, 2015, the market value of aggregate investment of the Wealth Strategies in the AB Multi-Manager Alternative Strategies Fund was $373.9 million. The difference in the Pooling Portfolios’ net assets between March 31, 2015 and March 31, 2014, including the fixed income Pooling Portfolios that are not discussed in this evaluation, was $545.0 million in the aggregate.

9	The Board of Directors of the SCB Fund approved the renewal of the investment advisory agreement of the SCB Overlay Portfolios on October 23, 2014.

384	• AB POOLING PORTFOLIOS

accounts.10 The shareholder servicing is provided by AllianceBernstein Investor Services (“ABIS”) and distribution by AllianceBernstein Investments, Inc. (“ABI”), both of which are affiliates of the Adviser. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in an increase or decrease in the program management fee since the total expense ratio is constant. Set forth below is a table showing the total expense ratios of the Education Strategies as of December 31, 2014.11

Portfolios	Total Expense Ratio[12]
Age-Based Education Strategies

Age-Based Aggressive Growth 2014-2016	0.94%
Age-Based Aggressive Growth 2011-2013	0.94%
Age-Based Aggressive Growth 2008-2010	0.90%
Age-Based Aggressive Growth 2005-2007	0.86%
Age-Based Aggressive Growth 2002-2004	0.82%
Age-Based Aggressive Growth 1999-2001	0.78%
Age-Based Aggressive Growth 1996-1998	0.74%
Age-Based Aggressive Growth 1993-1995	0.74%
Age-Based Aggressive Growth 1990-1992	0.74%
Age-Based Aggressive Growth 1987-1989	0.74%
Age-Based Aggressive Growth 1984-1986	0.74%
Age-Based Aggressive Growth Pre-1984	0.74%
Age-Based Moderate Growth 2014-2016[13]	0.92%
Age-Based Moderate Growth 2011-2013	0.88%
Age-Based Moderate Growth 2008-2010	0.84%
Age-Based Moderate Growth 2005-2007	0.80%
Age-Based Moderate Growth 2002-2004	0.78%
Age-Based Moderate Growth 1999-2001	0.76%
Age-Based Moderate Growth 1996-1998	0.72%
Age-Based Moderate Growth 1993-1995	0.72%
Age-Based Moderate Growth 1990-1992	0.72%
Age-Based Moderate Growth 1987-1989	0.72%

10	On March 24, 2014 the CBF replaced U.S. Value Portfolio and U.S. Large Cap Portfolio with AB Growth and Income Fund, Inc., as well as International Value Portfolio and International Growth Portfolio with a separate account, managed by the Adviser, called AB International Factor.

11	For all Education Strategies that invest in the Pooling Portfolios held by Rhode Island resident accounts, which account for 5.47% of all accounts and 4.12% in terms of net assets as of March 31, 2015, the total expense ratio, which includes the blended underlying expense ratio related to the Pooling Portfolios, is capped at 0.20%.

12	The total expense ratios do not include an annual distribution fee of up to1.00% payable to ABI, the program distributor and an affiliate of the Adviser, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

13	The Education Strategy commenced operations on February 4, 2014.

AB POOLING PORTFOLIOS •	385

Portfolios	Total Expense Ratio[12]
Age-Based Moderate Growth 1984-1986	0.72%
Age-Based Moderate Growth Pre-1984	0.72%
Age-Based Conservative Growth 2014-2016[14]	0.82%
Age-Based Conservative Growth 2011-2013	0.82%
Age-Based Conservative Growth 2008-2010	0.79%
Age-Based Conservative Growth 2005-2007	0.78%
Age-Based Conservative Growth 2002-2004	0.76%
Age-Based Conservative Growth 1999-2001	0.72%
Age-Based Conservative Growth 1996-1998	0.72%
Age-Based Conservative Growth Pre-1996	0.72%

Fixed Based Education Strategies

Appreciation	0.94%
Balanced	0.80%
Conservative	0.72%

The Portfolios’ net assets as of March 31, 2015 are as follows:

Portfolio	Net Assets 3/31/15 ($MM)
U.S. Value Portfolio	$505.7
U.S. Large Cap Growth Portfolio	$506.7
Multi-Asset Real Return Portfolio	$916.9
International Value Portfolio	$425.1
International Growth Portfolio	$425.9
Small-Mid Cap Value Portfolio	$317.2
Small-Mid Cap Growth Portfolio	$317.0
Volatility Management Portfolio	$1,438.2

Set forth below are the most recently completed fiscal year total expense ratios of the Pooling Portfolios that do not have an Expense Limitation Undertaking:

Portfolio	Fiscal Year End	Total Expense Ratio
U.S. Value Portfolio	August 31	0.03%
U.S. Large Cap Growth Portfolio	August 31	0.03%
Multi-Asset Real Return Portfolio[15],[16]	August 31	0.07%
International Value Portfolio	August 31	0.05%
International Growth Portfolio	August 31	0.05%
Small-Mid Cap Value Portfolio	August 31	0.06%
Small-Mid Cap Growth Portfolio	August 31	0.07%

14	The Education Strategy commenced operations on April 21, 2014.

15	The Portfolio has exposure to exchange traded funds (“ETF”). Like any other mutual fund, ETFs bear fund expenses. Accordingly, if a Portfolio were to hold a long position in an ETF, the ETF’s expenses would detract from the Portfolio’s total return

16	The Portfolio’s current fiscal year exposure to ETFs is 0.32% of the Fund’s average net assets. The Portfolio’s underlying expense ratio related to the ETF holdings is 0.0015%.

386	• AB POOLING PORTFOLIOS

With respect to Volatility Management Portfolio, the Adviser agreed to reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratio to the amount set forth below for the Portfolio’s current fiscal year. The terms of the expense limitation undertaking permit modification or termination by the Adviser upon 60 days’ notice prior to the Portfolios’ prospectus update. During the Portfolio’s most completed fiscal year, the Portfolio was operating below its expense cap. Accordingly, the expense limitation undertaking was of no effect during the period. Also set forth below is the Portfolio’s gross expense ratio:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Volatility Management Portfolio[17]	0.15%	0.05%	August 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolios are not charged an advisory fee, their shareholders, which include other investment companies and large institutional clients managed by the Adviser, pay the Adviser an investment advisory fee for managing their assets. The advisory fees charged to investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional accounts due to the greater complexities and time required for investment companies. While there are differences in the services provided to investment companies and institutional accounts, it is contemplated that the Adviser will recover some of the costs related to providing these administrative services by the reimbursements it receives from Volatility Management Portfolio and the Institutional Clients. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences a net redemption and the Adviser is frequently forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. In recent years,

17	The Portfolio’s current fiscal year exposure to ETFs is 16.85% of the Fund’s average net assets. The Portfolio’s underlying expense ratio related to the ETF holdings is 0.0254%.

AB POOLING PORTFOLIOS •	387

investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.18 In addition to the AB Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AB Institutional fee schedules been applicable to the Portfolios based on March 31, 2015 net assets, although the Portfolios are not charged an advisory fee by the Adviser.19

Portfolio	Portfolio Net Assets 03/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Advisory Fee (%)
U.S. Value Portfolio	$505.7	U.S. Diversified Value 0.65% on 1st $25 million 0.50% on next $25 million 0.40% on next $50 million 0.30% on next $100 million 0.25% on the balance Minimum Account Size: $25 m	0.307%

U.S. Large Cap Growth Portfolio	$506.7	U.S. Large Cap Growth 0.80% on 1st $25 million 0.50% on next $25 million 0.40% on next $50 million 0.30% on next $100 million 0.25% on the balance Minimum Account Size: $25 m	0.314%

Multi-Asset Real Return Portfolio	$916.9	Real Asset Strategy 0.75% on 1st $150 million 0.60% on next $150 million 0.50% on the balance Minimum Account Size: $150 m	0.557%

18	The Supreme Court stated that “courts may give such comparisons the weights that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

19	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

388	• AB POOLING PORTFOLIOS

Portfolio	Portfolio Net Assets 03/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Advisory Fee (%)
International Value Portfolio	$425.1	International Value 0.80% on 1st $25 million 0.60% on next $25 million 0.50% on next $50 million 0.40% on next the balance Minimum Account Size: $25 m	0.447%

International Growth Portfolio	$425.9	International Growth Trends 0.85% on 1st $25 million 0. % on next $25 million 0.55% on next $50 million 0.45% on the balance Minimum Account Size: $25 m	0.497%

Small-Mid Cap Value Portfolio	$317.2	Small & Mid Cap Value 0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance Minimum Account Size: $25 m	0.613%

Small-Mid Cap Growth Portfolio	$317.0	U.S. SMID Cap Growth 0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance Minimum Account Size: $25 m	0.613%

Volatility Management Portfolio	$1,438.2	Volatility Management[20] 0.60% on 1st $50 million 0.50% on next $100 million 0.45% on the balance Minimum Account Size: None	0.459%

The Adviser manages the AB Mutual Funds (“ABMF”), which are open-end investment companies, and AB Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The advisory schedules of almost all of the ABMF and AVPS funds, implemented in January 2004 as the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AB funds in each category having the same advisory fee schedule. In addition to the fee schedules of the ABMF and AVPS funds whose investment styles are similar to those of the Portfolios, set forth below are what would have been the effective advisory fees

20	For stand-alone investment (Collective Investment Trust) only.

AB POOLING PORTFOLIOS •	389

of the Portfolios had the fee schedules of the ABMF/AVPS funds been applicable to the Portfolios based on the Portfolios’ March 31, 2015 net assets:

Portfolio	ABMF/AVPS Portfolio	Fee Schedule	ABMF/ AVPS Effective Fee (%)
U.S. Value Portfolio	Value Fund AVPS Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%

U.S. Large Cap Growth Portfolio	Large Cap Growth Fund, Inc. AVPS Large Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Multi-Asset Real Return Portfolio	AB Bond Fund, Inc.–Real Asset Strategy	0.75% (flat fee)	0.750%

International Value Portfolio	International Value Fund, Inc. AVPS International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

International Growth Portfolio	International Growth Fund, Inc. AVPS International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Small-Mid Cap Value Portfolio	Discovery Value Fund AVPS Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Small-Mid Cap Growth Portfolio	Discovery Growth Fund	0.75% on first $500 million 0.65% on next $500 million 0.55% on the balance	0.750%

390	• AB POOLING PORTFOLIOS

The Adviser manages the International Portfolio of the Sanford C. Bernstein Fund, Inc. (“SCB Fund”), which has a blend investment strategy of International Value Portfolio and International Growth Portfolio. The advisory fee schedule of SCB Fund—International Portfolio is set forth in the table below.

Portfolio[21]	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)
International Value Portfolio/ International Growth Portfolio	International Portfolio

0.925% on 1st $1 billion

0.850% on next $3 billion

0.800% on next $2 billion

0.750% on next $2 billion

0.650% thereafter

The Adviser is waving 5 basis points in advisory fees effective through October 31, 2015.

0.875%[22]

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that has a somewhat similar investment style as U.S. Large Cap Portfolio and Multi-Asset Real Return Portfolio.

Portfolio	Luxembourg Fund	Fee[23]
U.S. Large Cap Growth Portfolio	American Growth Portfolio Class A Class I	1.50% 0.70%

Multi-Asset Real Return Portfolio	Real Asset Portfolio Class A Class I	1.55% 0.75%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships that have a somewhat similar investment style as the Portfolios. In the table below are the advisory fee schedules

21	The investment guidelines of the Portfolios are more restrictive than the SCB Fund portfolio. The Portfolios invest primarily in either value or growth equity securities, in contrast to the SCB Fund portfolio, which invests in both value and growth equity securities.

22	The SCB Fund effective fee of 0.875% includes the five basis points advisory fee waiver.

23	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

AB POOLING PORTFOLIOS •	391

of the sub-advised funds and the effective management fees of the sub-advisory relationships based on the Portfolios’ March 31, 2015 net assets.24

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)
U.S. Value Portfolio	Client #1[25],[26]	AB Sub-Advisory Fee Schedule: 0.49% on the first $100 million 0.30% on the next $100 million 0.25% on the balance	0.301%

U.S. Large Cap Growth Portfolio	Client #2	AB Sub-Advisory Fee Schedule: 0.35% on the first $50 million 0.30% on the next $1000 million 0.25% on the balance	0.270%

International Value Portfolio	Client #3[25,26]	AB Sub-Advisory Fee Schedule: 0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.600%

Small/Mid Cap Value Portfolio	Client #4	AB Sub-Advisory Fee Schedule: 0.50% on the first $250 million 0.40 % on the balance	0.489%

	Client #5	AB Sub-Advisory Fee Schedule: 0.61% on the first $150 million 0.50% on the balance	0.552%

	Client #6	AB Sub-Advisory Fee Schedule: 0.95% on the first $10 million 0.75% on the next $40 million 0.65% on the next $50 million 0.55% on the balance	0.604%

Volatility Management Portfolio	Client #7	AB Sub-Advisory Fee Schedule: 0.18% on the first $500 million 0.15% on the next $1 billion 0.13% on the balance	0.160%

The services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the

24	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

25	The client is an affiliate of the Adviser.

26	Assets are aggregated with other client portfolios for purposes of calculating the advisory fee.

392	• AB POOLING PORTFOLIOS

Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

The Trustees previously received the Senior Officer’s Evaluation of the Investment Advisory Agreement (the “Senior Officer Fee Evaluation”) for the Retirement Strategies and the Wealth Strategies. The Senior Officer Fee Evaluation for the SCB Overlay Portfolios was reviewed by the SCB Fund Board of Directors.27 In those Senior Officer Fee Evaluations, the Senior Officer concluded that the investment advisory agreements for those funds were reasonable and within range of what would have been negotiated at arm’s-length.

The Pooling Portfolios are not charged an advisory fee. However, as previously mentioned, the Institutional Clients that invest in the Pooling Portfolios do pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee paid by the Institutional Clients includes a portion, referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as compensation for services that the Adviser provides to the Pooling Portfolios. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolios.

Because of the Pooling Portfolios’ limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolios have zero transfer agent (with the exception of certain transfer agent out of pocket expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry. The UBS Relationship Funds, an open-end investment company managed by UBS Global Asset Management (Americas) Inc., was the only other fund family that was determined by the Adviser, the Senior Officer and Lipper, Inc. (“Lipper”) to have an expense structure comparable to the Pooling Portfolios.

Since there are not many funds of other fund families that have a similar expense structure as the Portfolios, Lipper, an analytical service not affiliated with the Adviser, compared the total expense ratios of the Portfolios to that of funds of a similar investment classification/objective with institutional class shares; however, Lipper excluded management, transfer agent and distribution fees from the

27	The Senior Officer Fee Evaluation was dated July 24, 2014 for the Retirement Strategies and the Wealth Strategies. The Senior Officer Fee Evaluation for the SCB Overlays Portfolios was dated October 7, 2014.

AB POOLING PORTFOLIOS •	393

total expense ratios of the Portfolios’ peers.28, 29 Lipper’s analysis included the Portfolios’ rankings relative to their respective Lipper Expense Group (“EG”) and Lipper Expense Universe (“EU”).30, 31

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

The original EGs of International Value Portfolio and Volatility Management Portfolio had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper investment classification/objective, under Lipper’s standard guidelines, the Portfolio’s EU was also expanded to include the universes of those peers that have a similar but not the same investment classification/objective and load type as the Portfolio. The result of Lipper’s analysis is set forth in the table below.32,33

Portfolio	Expense Ratio (%)	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
U.S. Value Portfolio	0.027	0.047	3/15	0.068	8/50
U.S. Large Cap Growth Portfolio	0.028	0.043	3/17	0.056	26/125
Multi-Asset Real Return Portfolio	0.069	0.085	7/17	0.113	20/58
International Value Portfolio[34]	0.052	0.100	3/15	0.114	5/30

28	Because the Portfolios are offered only to other investment companies and certain institutional clients managed by the Adviser, the Portfolios are not assessed a fee for transfer agent and distribution related services although it should be noted that the transfer agent of the Portfolios is reimbursed for out of pocket expenses.

29	As stated previously, comparisons with fees charged to mutual funds by other advisers may be “problematic” as the fees charged by other advisers may not be the product of negotiations conducted at arm’s-length. Jones v. Harris at 1429.

30	A ranking of “1” would mean that the Portfolio had the lowest total expense ratio in the Lipper peer group.

31	There are limitations in expense category data because different funds categorize expenses differently.

32	The total expense ratios shown below were estimated by Lipper using rounded Form-NSAR data. Accordingly, there may be slight differences in the total expense ratios estimated by Lipper and that of the Adviser.

33	Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper EG when selecting a Lipper EU. Unlike the Lipper EG, the Lipper EU allows for the same adviser to be represented by more than just one fund. In addition, multiple institutional class shares for the Portfolios’ peers are included.

34	The Portfolio’s EG includes the Portfolio, nine other International Multi-Cap Value (“IMLV”) funds and five International Large-Cap Value (“ILCV”) funds. The Portfolio’s EU includes the Portfolio, EG and all other IMLV and ILCV funds, excluding outliers.

394	• AB POOLING PORTFOLIOS

Portfolio	Expense Ratio (%)	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
International Growth Portfolio	0.047	0.096	1/18	0.103	19/88
Small-Mid Cap Value Portfolio	0.064	0.086	6/16	0.060	18/30
Small-Mid Cap Growth Portfolio	0.074	0.067	12/20	0.064	51/88
Volatility Management Portfolio[35]	0.046	0.128	1/9	0.246	2/18

Based on this analysis, except for Small-Mid Cap Growth Portfolio, whose total expense ratio is higher than its EG and EU medians, and Small-Mid Cap Growth Value Portfolio, whose total expense ratio is lower than the EG median but higher than the EU median, the total expense ratios of the Portfolios are lower than their respective EG and EU medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Pooling Portfolios’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to each of the Pooling Portfolios decreased with the exception Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, and Volatility Management Portfolio during calendar year 2014, relative to 2013.

Multi-Asset Real Return, International Value Portfolio, and Small-Mid Cap Growth Portfolio effected brokerage transactions and paid commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., collectively “SCB,” during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of

35	The Portfolio’s EG includes the Portfolio, four other Flexible Portfolio (“FX”) funds and four Alternative Global Macro (“AGM”) funds. The Portfolio’s EU includes the Portfolio, EG and all other FX and AGM funds, excluding outliers.

AB POOLING PORTFOLIOS •	395

business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed on to any SCB client.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli36 study on advisory fees and various fund characteristics.37 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.38 The independent consultant then discussed the results of the

36	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

37	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

38	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

396	• AB POOLING PORTFOLIOS

regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services to the Portfolios.

The information in the table below shows the 1, 3 and 5 year (with respect to Volatility Management Portfolio, 1 and 3 year) gross performance returns and rankings of the Portfolios39 relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)40 for the periods ended February 28, 2015.41, 42

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
U.S. Value Portfolio
1 year	13.07	12.33	11.70	6/15	19/50
3 year	18.49	18.49	18.39	8/15	21/47
5 year	14.61	16.38	15.76	12/14	30/41

U.S. Large Cap Growth Portfolio
1 year	19.96	13.88	13.78	1/17	6/123
3 year	20.64	19.74	18.65	6/17	15/113
5 year	17.09	17.84	17.41	11/16	56/93

Multi-Asset Real Return Portfolio[43]
1 year	-10.96	7.49	5.57	16/17	55/56
3 year	-2.99	10.47	9.56	15/15	44/45
5 year	2.77	10.16	10.09	12/12	27/27

39	The performance returns of the Portfolios shown were provided by Lipper.

40	A Portfolio’s PG/PU may not be identical to its respective EG/EU as the criteria for including/excluding a fund in a PG/PU is somewhat different from that of an EG/EU.

41	The performance returns of the Portfolios’ peers are also adjusted for expenses (gross up).

42	The Lipper investment classification/objective dictates the PG/PU throughout the life of each Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

43	The Portfolio’s Lipper classification changed in 2011 from Global Real Estates to Global Flexible Funds as a result of changes to the Portfolio’s strategy. Subsequently, Lipper Classification changed in 2014 to Flexible Portfolios as a result of Lipper’s elimination of their Global Flexible Funds category in September 2014. See footnote 42 for information regarding Lipper classification changes.

AB POOLING PORTFOLIOS •	397

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
International Value Portfolio
1 year	1.81	-1.73	-1.76	1/10	2/30
3 year	7.41	9.20	9.14	9/10	22/25
5 year	5.17	7.86	7.86	8/9	20/21

International Growth Portfolio
1 year	2.50	1.79	1.46	6/18	33/87
3 year	5.37	10.51	9.55	15/15	72/76
5 year	3.53	10.12	9.48	12/12	69/70

Small-Mid Cap Value Portfolio
1 year	11.09	11.63	13.15	11/15	22/29
3 year	19.10	18.95	18.94	7/14	11/26
5 year	16.29	16.94	17.08	7/10	13/21

Small-Mid Cap Growth Portfolio
1 year	3.32	10.07	10.05	17/19	80/87
3 year	16.04	16.85	16.85	12/19	52/81
5 year	21.30	18.10	17.79	2/17	3/73

Volatility Management Portfolio
1 year	10.74	3.41	10.83	2/5	5/8
3 year	11.34	6.70	9.34	2/4	2/6

Set forth below are the 1, 3, 5 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks.44 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.45

44	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2015.

45	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

398	• AB POOLING PORTFOLIOS

	Periods Ended February 28, 2015 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe Ratio
U.S. Value Portfolio	13.05	18.47	14.59	6.44	14.44	1.01	5
Russell 1000 Value Index	13.49	18.11	15.51	7.49	13.47	1.13	5
Inception Date: May 20, 2005

U.S. Large Cap Growth Portfolio	19.93	20.62	17.07	9.28	15.58	1.09	5
Russell 1000 Growth Index	16.24	18.05	17.21	9.38	13.37	1.24	5
Inception Date: May 20, 2005

Multi-Asset Real Return Portfolio	-11.39	-3.21	2.61	2.54	15.40	0.24	5
MSCI AC World Commodity Producers Index	-12.41	-6.47	-0.60	5.01	N/A	N/A	N/A
FTSE EPRA / NAREIT Developed RE Index—Gross Return	16.44	13.34	13.65	7.52	N/A	N/A	N/A
All Market Real Return Benchmark[46]	-7.70	-2.25	2.28	3.60	15.39	0.22	5
Inception Date: May 20, 2005

International Value Portfolio[47]	1.76	7.36	5.12	3.67	18.95	0.35	5
MSCI AC World Index ex U.S.	0.87	6.49	6.55	6.03	16.35	0.46	5
MSCI EAFE Net Index	-0.03	9.41	7.78	5.50	N/A	N/A	N/A
Inception Date: May 20, 2005

International Growth Portfolio[47]	2.45	5.33	3.49	2.31	17.47	0.28	5
MSCI AC World Index ex U.S.	0.87	6.49	6.55	6.03	16.35	0.46	5
MSCI AC World Index ex U.S. Growth	2.88	7.24	7.40	6.41	N/A	N/A	N/A
MSCI EAFE Net Index	-0.03	9.41	7.78	5.50	N/A	N/A	N/A
Inception Date: May 20, 2005

46	Multi-Asset Real Return Benchmark comprises of equally-weighted blend of the MSCI ACWI Commodity Producers Index, the FTSE EPRA/NAREIT Global Index and the Dow Jones-UBS Commodity Index. Effective October 1, 2011 the Real Estate component changed from the FTSE EPRA/NAREIT Developed index to the FTSE EPRA/NAREIT Global Index.

47	On January 1, 2012, the Portfolio’s benchmark changed from MSCI EAFE Net Index to MSCI AC World Index ex U.S.

AB POOLING PORTFOLIOS •	399

	Periods Ended February 28, 2015 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe Ratio
Small-Mid Cap Value Portfolio	11.02	19.03	16.24	10.38	18.10	0.92	5
Russell 2500 Value Index	6.95	16.87	15.46	8.48	16.06	0.97	5
Inception Date: May 20, 2005

Small-Mid Cap Growth Portfolio	3.25	15.97	21.23	13.37	17.77	1.17	5
Russell 2500 Growth Index	9.62	17.94	18.40	10.71	17.26	1.06	5
Inception Date: May 20, 2005

Volatility Management Portfolio[48]	10.69	11.29	N/A	9.74	9.39	1.18	3
MSCI AC World Index	7.55	11.57	N/A	9.14	10.32	1.10	3
Inception Date: April 16, 2010

CONCLUSION:

The Senior Officer recommended that the Trustees consider discussing with the Adviser changing Multi-Asset Real Return Portfolio’s primary benchmark from the MSCI AC World Commodity Producers Index (NDR) to the All Market Real Return Index or to add the All Market Real Return Index as a secondary benchmark in the Portfolio’s prospectus.

Based on the factors discussed above, most notably the zero advisory fees and limited total expenses of the Portfolios as well as the reasonableness of the advisory fees paid by shareholders of the Institutional Clients that invest in the Portfolios, and the information provided by the Adviser and the memorandum from your independent counsel, including the legal analysis and factors you need to consider when approving the Investment Advisory Agreement for the Portfolios, my conclusion is that the Investment Advisory Agreement is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances.

Dated: June 5, 2015

48	The Portfolio’s benchmark changed from S&P 500 Index to MSCI AC World Index on January 1, 2012.

400	• AB POOLING PORTFOLIOS

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

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Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

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High Yield Portfolio

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Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB POOLING PORTFOLIOS •	401

AB Family of Funds

NOTES

402	• AB POOLING PORTFOLIOS

NOTES

AB POOLING PORTFOLIOS •	403

NOTES

404	• AB POOLING PORTFOLIOS

AB POOLING PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

POOL-0152-0216

ITEM 2.    CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.    SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AB Pooling Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: April 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: April 26, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: April 26, 2016